UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  (811-22708)

Brown Advisory Funds
 (Exact name of Registrant as specified in charter)

901 South Bond Street Suite 400
Baltimore, MD 21231
 (Address of principal executive offices) (Zip code)

David M. Churchill
Principal Executive Officer
Brown Advisory Funds
901 South Bond Street Suite 400
Baltimore, MD 21231
  (Name and address of agent for service)

(410) 537-5400
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2016

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2016

Brown Advisory Growth Equity Fund

Brown Advisory Flexible Equity Fund

Brown Advisory Equity Income Fund

Brown Advisory Sustainable Growth Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Fundamental Value Fund

Brown Advisory Global Leaders Fund

Brown Advisory Intermediate Income Fund

Brown Advisory Total Return Fund

Brown Advisory Strategic Bond Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Tax Exempt Bond Fund

Brown Advisory Mortgage Securities Fund

Brown Advisory – WMC Strategic European Equity Fund

Brown Advisory – WMC Japan Alpha Opportunities Fund

Brown Advisory – Somerset Emerging Markets Fund

Brown Advisory Emerging Markets Small-Cap Fund

The views in the report contained herein were those of the Funds’ investment adviser, Brown Advisory LLC, or, for the sub-advised funds, of the respective sub-adviser, as of December 31, 2016 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of December 31, 2016. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Administrator, U.S. Bancorp Fund Services, LLC.

TOPIX Index Values and TOPIX Marks are subject to the proprietary rights owned by the Tokyo Stock Exchange, Inc.

TABLE OF CONTENTS

Brown Advisory Growth Equity Fund
A Message to our Shareholders, December 31, 2016	1
Schedule of Investments, December 31, 2016	3
Brown Advisory Flexible Equity Fund
A Message to our Shareholders, December 31, 2016	4
Schedule of Investments, December 31, 2016	6
Brown Advisory Equity Income Fund
A Message to our Shareholders, December 31, 2016	7
Schedule of Investments, December 31, 2016	9
Brown Advisory Sustainable Growth Fund
A Message to our Shareholders, December 31, 2016	10
Schedule of Investments, December 31, 2016	12
Brown Advisory Small-Cap Growth Fund
A Message to our Shareholders, December 31, 2016	13
Schedule of Investments, December 31, 2016	15
Brown Advisory Small-Cap Fundamental Value Fund
A Message to our Shareholders, December 31, 2016	17
Schedule of Investments, December 31, 2016	19
Brown Advisory Global Leaders Fund
A Message to our Shareholders, December 31, 2016	20
Schedule of Investments, December 31, 2016	22
Brown Advisory Intermediate Income Fund
A Message to our Shareholders, December 31, 2016	23
Schedule of Investments, December 31, 2016	24
Brown Advisory Total Return Fund
A Message to our Shareholders, December 31, 2016	27
Schedule of Investments, December 31, 2016	28
Brown Advisory Strategic Bond Fund
A Message to our Shareholders, December 31, 2016	32
Schedule of Investments, December 31, 2016	34
Brown Advisory Maryland Bond Fund
A Message to our Shareholders, December 31, 2016	38
Schedule of Investments, December 31, 2016	39
Brown Advisory Tax Exempt Bond Fund
A Message to our Shareholders, December 31, 2016	41
Schedule of Investments, December 31, 2016	42
Brown Advisory Mortgage Securities Fund
A Message to our Shareholders, December 31, 2016	45
Schedule of Investments, December 31, 2016	46
Brown Advisory – WMC Strategic European Equity Fund
A Message to our Shareholders, December 31, 2016	54
Schedule of Investments, December 31, 2016	56
Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to our Shareholders, December 31, 2016	58
Schedule of Investments, December 31, 2016	60
Brown Advisory – Somerset Emerging Markets Fund
A Message to our Shareholders, December 31, 2016	63
Schedule of Investments, December 31, 2016	65

Brown Advisory Emerging Markets Small-Cap Fund
A Message to our Shareholders, December 31, 2016	67
Schedule of Investments, December 31, 2016	69
Statements of Assets and Liabilities	71
Statements of Operations	76
Statements of Changes in Net Assets	81
Financial Highlights	90
Notes to Financial Statements	130
Additional Information	148

GLOSSARY OF TERMS

Alpha refers to the abnormal rate of return on a security or portfolio in excess of what would be predicted by an equilibrium model like the capital asset pricing model (CAPM).

Bloomberg Barclays 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years.

Bloomberg Barclays Intermediate US Aggregate Bond Index represents domestic taxable investment-grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Bloomberg Barclays US Aggregate Bond Index.

Bloomberg Barclays Mortgage Backed Securities Index is a market value-weighted index which covers the mortgage-backed securities component of the Bloomberg Barclays US Aggregate Bond Index. The index is composed of agency mortgage-backed passthrough securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac) with a minimum $150 million par amount outstanding and a weighted-average maturity of at least 1 year. The index includes reinvestment of income.

Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, MBS, ABS and CMBS.

Bloomberg Barclays US Corporate High Yield Index measures the US Dollar denominated, high-yield, fixed-rate corporate bond market.

Basis point(s) (bps) is a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. 1% is equal to 100 basis points.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Book value is the net asset value of a company, calculated by total assets minus intangible assets (patents, goodwill) and liabilities.

CAPEX, or capital expenditures, are funds used by a company to acquire or upgrade physical assets such as property, industrial buildings or equipment. It is often used to undertake new projects or investments by the firm. This type of outlay is also made by companies to maintain or increase the scope of their operations.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Correlation is a statistical measurement of how two securities move in relation to each other.

Dividend Yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

Downside Capture is a statistical measure of a fund’s performance in down markets. For example, a fund with downside capture of 90% would only have declined 90% as much as the related index during the same down market period.

Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year. The term can apply to actual data from previous periods or estimated data for future periods.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share. The earnings yield shows the percentage of each dollar invested in the stock that was earned by the company.

EBITDA is the Earnings Before Interest, Taxes, Depreciation and Amortization. An approximate measure of a company’s operating cash flow based on data from the company’s income statement.

Enterprise Value (EV) is a measure of a company’s value, often used as an alternative to straightforward market capitalization. Enterprise Value is calculated as market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

Forward price to earnings ratio uses forecasted earnings, rather than current earnings, to calculate the price to earnings ratio.

Free Cash Flow is the operating cash flows (net income plus amortization and depreciation) minus capital expenditures and dividends. Free cash flow is the amount of cash that a company has left over after it has paid all of its expenses, including investments.

Gross Domestic Product (GDP) is the monetary value of all the goods and services produced by an economy over a specified period. It includes consumption, government purchases, investments, and exports minus imports.

MSCI All Country World Index ex-U.S. is a market capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies.

MSCI Emerging Markets Asia Small-Cap Index captures small-cap representation across 8 Emerging Markets countries.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

GLOSSARY OF TERMS

MSCI Emerging Markets Small-Cap Index is a free float-adjusted market capitalization index that is designed to measure small cap equity market performance in the global emerging markets.

MSCI Europe Index is an index that captures large and mid cap representation across 15 developed market countries in Europe.

Price to Book Value Ratio (P/B) is ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Return of Capital (ROC) is a return from an investment that is not considered income. The return of capital is when some or all of the money an investor has in an investment is paid back to him or her, thus decreasing the value of the investment.

Return on Capital Employed (ROCE) is a financial ratio that measures a company’s profitability and the efficiency with which its capital is employed. Return on Capital Employed (ROCE) is calculated as:  ROCE = Earnings Before Interest and Tax (EBIT) / Capital Employed.

Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Return on Invested Capital (ROIC) is a calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. ROIC is typically calculated by taking a company’s net income, subtracting dividends the company paid out and dividing that amount by the company’s total capital.

Russell Global Large Cap Index measures the performance of the largest securities in the Russell Global Index, based on market capitalization.

Russell 1000® Growth Index measures the performance of the large-cap growth segment of the of the U.S. equity universe. It includes those Russell 1000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price to book value ratios and lower expected growth values.

Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price to book value ratios and higher forecasted growth values.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price to book value ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index (“S&P 500”) is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks.

Tier 1 Capital Ratio is a comparison between a banking firm’s core equity capital and total risk-weighted assets. A firm’s core equity capital is known as its Tier 1 capital and is the measure of a bank’s financial strength based on the sum of its equity capital and disclosed reserves, and sometimes non-redeemable, non-cumulative preferred stock. A firm’s risk-weighted assets include all assets that the firm holds that are systematically weighted for credit risk. Central banks typically develop the weighting scale for different asset classes, such as cash and coins, which have zero risk, versus a letter or credit, which carries more risk.

TOPIX Total Return U.S. Dollar Hedged Index is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange, hedged to eliminate the impact of the change in value between the US Dollar and Japanese Yen. The unhedged version of this index, known as the TOPIX Total Return Index, does not eliminate the change in value between the US Dollar and Japanese Yen.

Turnover refers to a fund buying or selling securities. (The fund “turns over” its portfolio.) A fund pays transaction costs, such as commissions, when it buys and sells securities. Additionally, a higher turnover rate may result in higher taxes when the fund shares are held in a taxable account.

Yield Curve is a line that plots the yields of securities having equal credit quality but different maturity dates.

Yield Spread is the difference between yields on differing securities, calculated by deducting the yield of one security from another.

The broad based market indexes referenced in the following management commentaries are considered representative of their indicated market, the indexes are unmanaged and do not reflect the deduction of fees, such as, investment management and fund accounting fees, or taxes associated with a mutual fund. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory Growth Equity Fund Investor Shares (the “Fund”) decreased 1.45% in value. During the same period, the Russell 1000 Growth Index, the Fund’s benchmark, increased 5.64%.

The six months ended December 31, 2016 was challenging for the Growth Equity Fund.  Though we believe the Fund is well positioned for long-term growth, our performance struggled during two significant sector rotation episodes which caused considerable volatility in both absolute and relative returns. The first saw worldwide markets roiled on the heels of the Brexit vote in which the UK voted to leave the European Union. Given our growth philosophy, our portfolio was not positioned toward the low-volatility, high-dividend-yielding stocks that subsequently drove the benchmark’s performance. As the initial shock from the Brexit vote began to wear off, investors returned to fundamentally analyzing stocks and the gap in relative performance began to shrink. In early November, the results of the U.S. presidential election ushered in the second episode. The portfolio’s underperformance was primarily concentrated in a handful of companies whose stock prices underperformed including TripAdvisor, FleetCor, DexCom and Alexion Pharmaceuticals. We remain invested with high conviction in these companies, as we believe these companies’ business models support our investment thesis.

For the period, consumer discretionary was the worst performing sector. Weakness in online travel company TripAdvisor was the primary detractor. The company has faced near-term growth headwinds from the slower-than-expected transition to its Instant Booking (“IB”) platform. The IB platform, launched in the fourth quarter of 2015, represents the company’s evolution into an end-to-end platform for users to begin their travel research, book their trip, use features at the destination and submit feedback when they return. We believe this platform will help TripAdvisor capture substantially more of the economics in the online travel value chain and will close the monetization gap compared with its peers. In doing so, we believe the company has the potential to more than double revenue over the medium term as the IB offering achieves greater adoption from online consumers. In our view, the market has become too pessimistic and focused on the company’s near-term results.

Health care stocks were also a source of portfolio underperformance. Election-year rhetoric injected a new level of volatility into biotech and pharmaceutical stocks, which impacted Alexion. Additionally, in December the company launched an internal investigation into potential improper sales practices of its flagship drug, Soliris, which weighed heavily on the stock. The stock rebounded after the investigation found no significant issues. Still, the uncertainty posed a meaningful drag on stock performance during the period. Looking past the recent uncertainty, the outlook for Alexion’s underlying business model improved thanks to its plan to diversify the company with two approved drugs coming to market. Also, the competitive landscape for Soliris brightened when its closest competitor failed in a clinical trial. We started a new position in DexCom, which is the market leader in continuous glucose monitoring (CGM) devices used to manage diabetes. Due to recent advances in accuracy, we believe the CGM market could grow at double-digit rates for the next several years as patients increasingly migrate away from the current finger-stick method of drawing blood. CGM is a much safer method to manage diabetes and it leads to fewer hospitalizations, reducing overall health care costs. As we started building our position, the stock fell when Medtronic announced a new version of its competing device. While expected, the announcement came earlier than anticipated and the market overreacted to the perceived competitive threat. We believe the market is growing quickly enough to support multiple players and we view DexCom as the leader in terms of the accuracy and functionality of its technology.

Four of the top five contributors came from the technology sector this period. Cloud-based enterprise software company NetSuite was acquired by Oracle in the period and Amphenol, a long-term holding which sells highly engineered connectors into industrial end markets, executed well despite a less-than-favorable macro backdrop.

We are confident the Fund has the potential to recover from recent underperformance, as evidenced by periods of recovery we already experienced over the full calendar year. When we take a big-picture view and assess the plight of classic growth stocks, we see markets turning out of favor in much the same way as during the late 1990s. Following the burst of the tech bubble, the portfolio recovered very quickly in subsequent quarters and the following years. We believe the portfolio today has the same potential for a rebound.

Sincerely,

Kenneth M. Stuzin, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
A Message to Our Shareholders
December 31, 2016

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Growth Equity Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.2%

Consumer Discretionary — 17.9%
101,351	Amazon.com, Inc.*	76,000,074
290,731	FleetCor Technologies, Inc.*	41,144,251
1,624,712	Genpact, Ltd.*	39,545,490
1,321,220	Starbucks Corp.	73,354,135
915,703	TripAdvisor, Inc.*	42,461,148
442,224	Under Armour, Inc. — Class A*	12,846,607
916,152	Under Armour, Inc. — Class C*	23,059,546
		308,411,251
Consumer Staples — 9.9%
423,505	Costco Wholesale Corp.	67,807,386
729,133	Estee Lauder Companies, Inc.	55,771,383
654,708	Mead Johnson Nutrition Co.	46,327,138
		169,905,907
Health Care — 15.0%
436,288	Alexion Pharmaceuticals, Inc.*	53,379,837
837,398	Danaher Corp.	65,183,060
619,181	DaVita, Inc.*	39,751,420
659,092	DexCom, Inc.*	39,347,792
94,774	Intuitive Surgical, Inc.*	60,102,828
		257,764,937
Industrials — 10.0%
451,094	A.O. Smith Corp.	21,359,301
899,457	Fortive Corp.	48,237,879
312,035	Roper Technologies, Inc.	57,127,368
549,253	Wabtec Corp.	45,598,984
		172,323,532
Information Technology — 36.8%
555,043	Adobe Systems, Inc.*	57,141,677
674,719	Akamai Technologies, Inc.*	44,990,263
30,804	Alphabet, Inc. — Class A*	24,410,630
69,816	Alphabet, Inc. — Class C*	53,885,385
973,489	Amphenol Corp.	65,418,461
347,911	ANSYS, Inc.*	32,178,288
849,946	Cognizant Technology Solutions Corp.*	47,622,474
635,708	Facebook, Inc.*	73,138,205
605,184	NXP Semiconductors NV*	59,314,084
1,278,611	PayPal Holdings, Inc.*	50,466,776
700,858	salesforce.com, Inc.*	47,980,739
992,489	Visa, Inc.	77,433,992
		633,980,974
Materials — 3.8%
553,906	Ecolab, Inc.	64,928,861
Telecommunication Services — 2.8%
472,579	SBA Communications Corp.*	48,798,508
Total Common Stocks (Cost $1,199,150,994)		1,656,113,970

Short-Term Investments — 2.5%

Money Market Funds — 2.5%
43,650,546	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.45%#	43,650,546
Total Short-Term Investments (Cost $43,650,546)		43,650,546
Total Investments — 98.7% (Cost $1,242,801,540)		1,699,764,516
Other Assets in Excess of Liabilities — 1.3%		23,146,702
NET ASSETS — 100.0%		$1,722,911,218

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	36.8%
Consumer Discretionary	17.9%
Health Care	15.0%
Industrials	10.0%
Consumer Staples	9.9%
Materials	3.8%
Telecommunication Services	2.8%
Money Market Funds	2.5%
Other Assets and Liabilities	1.3%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory Flexible Equity Fund Investor Shares (the “Fund”) outperformed its benchmark, the S&P 500® Index (the “Index”), increasing 11.47% in value. The S&P 500 Index rose 7.82% during the same period.

In our June 30, 2016 Annual Report to shareholders, we discussed how a narrow focus in the market contributed to our underperformance in recent periods. The sharp rebound in our performance spotlights how the narrowness eased somewhat. Stock sectors with high dividend yields, such as utilities, telecommunications, real estate investment trusts (REITs) and consumer staples, gave up ground after advancing in previous periods. Our investment approach is not especially focused on yields, so we were considerably less exposed to high dividend-yielding sectors than the index.

The surprise result of the U.S. elections with Donald Trump winning the Presidency and Republicans holding a majority in both houses of Congress has both stimulated and roiled investment markets since November 8. We view the new administration as being simultaneously pro-economic growth (lower taxes), pro-business (lower regulatory burden) and also pro-labor (trade protection). This unusual combination of expectations fits well with the most unpredictable president-elect in memory. The U.S. election result following the previous Brexit vote confirms the shifting relative balance among the forces of globalism, nationalism, localism and individualism.

There are many possible changes that could happen in the next few years. Before the new administration takes office, investors are mostly projecting first-order effects of any potential change. After assuming office, we may see better the reality of an ecosystem where one can never change only one thing – each action or potential action creates reactions and further changes rippling through the system. In investment markets, prices change quickly with each iteration. Longer term, our baseline assumption for the U.S. system is economic and social progress over time where innovation, competition and democratic elections every few years tend to foster what works and inhibit what does not. We believe this system works, even if unevenly and less than perfectly at times.

Financial holdings Charles Schwab, JPMorgan Chase and Regions Financial Corp. were among the top contributors to performance in the period. We believe most U.S. financial companies will benefit from higher interest rates, reduced regulation and lower corporate taxes – assuming the new administration can deliver on campaigned issues. The action of potential faster economic growth creates the reaction of interest rates moving higher. Both faster economic growth and higher interest rates have the potential to be beneficial and if proposals lessening regulation and corporate taxes pass, there may possibly be an extraordinary effect on financials. Interest rates moving substantially higher, however, could limit overall equity market valuations which at some point naturally limits our enthusiasm for financials.

Additional large contributors to the Fund’s results were auto retailer CarMax and industrial equipment rental company United Rentals. CarMax posted good business results and its share price recovered from prior lows. United Rentals also rebounded from a prior low in response to the recovery in oil prices and the prospect of higher economic growth.

The biggest detractor to returns was Teva Pharmaceutical, a branded and proprietary pharmaceuticals manufacturer. Several issues impacted the share price of Teva Pharmaceutical including concerns that patent protection will end earlier than anticipated for Copaxone, one of its key products, and the unexpected departure of the head of their global generics business. The efficiencies to be gained in its merger with Actavis, further diversification in its product line, the potential for its drugs under development and its low valuation serve as the basis for our investment thesis.

The increase in interest rates impacted the valuation of wireless infrastructure REIT Crown Castle International Corp. The Federal Reserve increased the Federal Funds rate by 25 basis points in December; long-term rates have moved higher since the election.

Home improvement retailer Lowe’s reported slightly lower-than-expected earnings growth. We consider Lowe’s a solid long-term investment, especially given the recovery in housing investment and home improvement. Heightened drug pricing scrutiny pushed down the price of shares of pharmacy benefit manager Express Scripts and other health care companies. New holding Chipotle Mexican Grill, a fast casual restaurant operator, declined when quarterly results fell short of investor expectations.

We added two new holdings and eliminated one since our June Annual Report to shareholders.

Our investment in Chipotle Mexican Grill came roughly a year after highly publicized food-borne illness outbreaks at some of its stores caused a steep drop in sales across the chain. The share price declined meaningfully from its prior high presenting a bargain opportunity. We expect the share price will recover to prior levels as store-level results improve. Company management has been

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
A Message to Our Shareholders
December 31, 2016

keenly focused on overhauling its food handling and preparation procedures over the past year and we believe customers are beginning to revisit to stores. Before the incidents, Chipotle enjoyed the best unit economics of any restaurant chain and we believe it can return to near those levels as customers come back. Chipotle also has excellent store expansion potential with roughly 2,000 stores in the U.S. and potential for several thousand more locations in the U.S. and beyond.

We also initiated an investment in Facebook, the leading social media company. The company provides free content to 1.5 billion users, which it monetizes through advertising. As the most connected social media platform, Facebook has meaningful network and scale advantages and is extending its reach beyond social. Given these advantages, we see the possibility that user and advertising rates may double during the next five years, creating meaningful long-term upside in company earnings. It would be very hard to displace Facebook from its leading position in social media, which is at the core of its excellent business economics.

We sold our investment in Canadian Pacific Railways, which was a successful investment over the past four years. Our investment thesis was based in part on the skilled management of CEO Hunter Harrison, who recently announced his retirement. Valuation and recent declines in railroad traffic were also factors in our decision to sell Canadian Pacific.

Though we are sometimes asked how we are positioning our portfolio for various events or environments in the market, economy or world, positioning for scenarios is generally not how we invest. Rather, we search for investment bargains, particularly among long-term attractive businesses with shareholder-oriented management. These businesses typically have competitive advantages producing better-than-average economic results, management that allocates capital well and capacity to adjust to changes in the world – these businesses tend to grow in value over time. Bargains in the stocks of these businesses can arise for many reasons, but are often due to short-term investor perceptions, temporary business challenges that could improve, or as yet undiscovered or unrecognized opportunities and changes for the better. We are optimistic about the long-term outlook for equities of good companies purchased at reasonable prices and our ability to find them.

Sincerely,

R. Hutchings Vernon, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Flexible Equity Fund may invest in securities of foreign issuers. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in smaller and medium-sized companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Flexible Equity Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 94.0%

Consumer Discretionary — 17.4%
54,798	Best Buy Co., Inc.	2,338,231
254,881	CarMax, Inc.*	16,411,787
17,453	Chipotle Mexican Grill, Inc.*	6,585,366
166,647	Lowe’s Companies, Inc.	11,851,935
9,433	Priceline Group, Inc.*	13,829,344
87,254	TJX Companies, Inc.	6,555,393
97,997	Walt Disney Co.	10,213,247
		67,785,303
Consumer Staples — 1.3%
48,941	PepsiCo, Inc.	5,120,697
Energy — 4.8%
552,347	Kinder Morgan, Inc.	11,439,106
102,574	Occidental Petroleum Corp.	7,306,346
		18,745,452
Financials — 23.2%
84,840	Ameriprise Financial, Inc.	9,412,150
310,302	Bank of America Corp.	6,857,674
126,558	Berkshire Hathaway, Inc.*	20,626,423
329,737	Charles Schwab Corp.	13,014,719
137,163	JPMorgan Chase & Co.	11,835,795
510,553	Regions Financial Corp.	7,331,541
68,565	T. Rowe Price Group, Inc.	5,160,202
288,622	Wells Fargo & Co.	15,905,959
		90,144,463
Health Care — 11.1%
61,052	Aetna, Inc.	7,571,058
28,871	Anthem, Inc.	4,150,784
107,818	Edwards Lifesciences Corp.*	10,102,547
119,368	Express Scripts Holding Co.*	8,211,325
69,253	Merck & Co., Inc.	4,076,924
246,126	Teva Pharmaceutical Industries, Ltd. ADR	8,922,067
		43,034,705
Industrials — 6.8%
128,461	Canadian National Railway Co.	8,658,271
35,675	General Dynamics Corp.	6,159,646
47,950	United Rentals, Inc.*	5,062,561
59,486	United Technologies Corp.	6,520,855
		26,401,333
Information Technology — 29.4%
65,768	Accenture PLC	7,703,406
6,260	Alphabet, Inc. — Class A*	4,960,737
16,332	Alphabet, Inc. — Class C*	12,605,364
96,453	Apple, Inc.	11,171,186
187,219	eBay, Inc.*	5,558,532
57,753	Facebook, Inc.*	6,644,483
136,092	MasterCard, Inc.	14,051,499
173,341	Microsoft Corp.	10,771,410
137,924	PayPal Holdings, Inc.*	5,443,860
135,307	QUALCOMM, Inc.	8,822,016
240,778	Visa, Inc.	18,785,500
196,519	Yahoo, Inc.*	7,599,390
		114,117,383
Total Common Stocks (Cost $276,236,046)		365,349,336

Real Estate Investment Trusts — 1.7%
76,302	Crown Castle International Corp.	6,620,725
Total Real Estate Investment Trusts (Cost $5,671,213)		6,620,725

Warrants — 0.1%
20,000	Wells Fargo & Co.*, Exercise
	price $33.90 expires 10/28/2018	426,600
Total Warrants (Cost $221,299)		426,600

Short-Term Investments — 4.0%

Money Market Funds — 4.0%
12,849,594	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.45%#	15,473,111
Total Short-Term Investments (Cost $15,473,111)		15,473,111
Total Investments — 99.8% (Cost $297,601,669)		387,869,772
Other Assets in Excess of Liabilities — 0.2%		911,714
NET ASSETS — 100.0%		$388,781,486

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	29.4%
Financials	23.2%
Consumer Discretionary	17.4%
Health Care	11.1%
Industrials	6.8%
Energy	4.8%
Money Market Funds	4.0%
Real Estate Investment Trusts	1.7%
Consumer Staples	1.3%
Warrants	0.1%
Other Assets and Liabilities	0.2%
100.0%
ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory Equity Income Fund Investor Shares (the “Fund”) increased 3.70% in value. During the same period, the S&P 500 Index, the Fund’s benchmark, increased 7.82%.

The S&P 500 Index was virtually flat leading up to the U.S. presidential election in November; however, share prices rose sharply in the days prior to and after the election. Investor sentiment shifted to hope that the incoming administration’s proposed policies will generate positive economic growth, reduce corporate taxes, and ease business-level regulatory scrutiny. Generally investors believe these elements will combine to produce a better environment for corporate profit growth in the U.S., and the subsequent rise in share prices reflected this rosy expectation.

On a sector basis, financials benefitted most from the positive shift in investor sentiment and led the benchmark higher with a dramatic 29% gain. The Fund’s financial holdings participated in the share price rally, but only JPMorgan Chase was able to exceed the benchmark’s performance. As a major money center bank, JPMorgan Chase stands to benefit from any future increases in interest rates, decreases in corporate taxes, and loosening of banking-related regulations. Other holdings failed to advance as sharply, most notably the Fund’s positions in insurance-related companies, leading to overall underperformance of the sector relative to the benchmark.

The industrial sector was also a strong performer during the period, benefitting from the brighter outlook for earnings growth and for the economy. A meaningful drop in the share price of Nielsen Holdings after lower-than-expected near-term earnings was a particular drag in the Fund’s industrial sector performance relative to the benchmark and led to relative underperformance for the sector as a whole. The outlook for Nielsen’s media audience measurement business, however, remains bright as the company is rolling out new products to better track and analyze mobile and digital viewership.

Information technology was the Fund’s best performing sector during the period and outperformed the benchmark’s performance. Dividend growth has been a hallmark of the Fund’s information technology holdings, and Microsoft, Automated Data Processing, and Accenture all raised their dividends meaningfully during the period. The information technology sector represents the Fund’s largest current sector weighting, partly because of the attractive outlook for sustained dividend increases during the next several years.

Additionally, the Fund benefitted from having no exposure to the telecommunication services and utilities sectors, which both declined in value over the period. In contrast to the information technology sector, future earnings and dividend growth prospects do not look attractive relative to current valuations in those two sectors.

During the period, the Fund added consumer discretionary holdings Home Depot and Lowe’s Companies. Behind increasing U.S. home prices and home expenditure budgets, both companies were attractively priced relative to their long-term earnings outlook and dividend growth. We also added cell tower operator American Tower on the basis of the company’s numerous positive investment attributes which include a durable and proven business model, steady cash flow and the potential for dividend growth. The company is committed to increasing its dividend payout to investors, which we believe will produce a high dividend growth rate during the next several years. There were no deletions to the portfolio during the period, so the overall level of cash dropped with the additions of Home Depot, Lowe’s, and American Tower.

A year ago, the economic and corporate earnings growth outlook was more muted, which set the stage for the stock market’s strong performance in 2016 as investor sentiment shifted from skepticism to optimism. Since forecasting such short-term sentiment shifts in investor attitudes is notoriously difficult, if not impossible, we believe the more profitable course is to focus on the discrete, business-level drivers that can lead to earnings growth and long-term shareholder value creation for stocks. Strong corporate earnings could help sustain and grow the cash that companies can pay out in dividends to shareowners. This orientation toward earnings and dividend stability—regardless of the economic and political environment – is the main element underpinning the Fund’s objective of seeking to build what we believe to be the best possible portfolio of investments that offer competitive yields with a strong potential for future growth at reasonable valuations.

Sincerely,

Brian Graney, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
A Message to Our Shareholders
December 31, 2016

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs and Real Estate may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Equity Income Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 89.5%

Consumer Discretionary — 11.0%
32,280	Best Buy Co., Inc.	1,377,388
8,978	Home Depot, Inc.	1,203,770
16,240	Lowe’s Companies, Inc.	1,154,989
28,448	McDonald’s Corp.	3,462,690
35,425	Target Corp.	2,558,748
48,148	V.F. Corp.	2,568,696
		12,326,281
Consumer Staples — 13.8%
85,860	Altria Group, Inc.	5,805,853
70,020	Coca-Cola Co.	2,903,029
43,173	Philip Morris International, Inc.	3,949,898
68,248	Unilever NV ADR	2,802,263
		15,461,043
Energy — 4.6%
59,384	Kinder Morgan, Inc.	1,229,843
31,250	Occidental Petroleum Corp.	2,225,937
50,464	Suncor Energy, Inc.	1,649,668
		5,105,448
Financials — 15.7%
24,131	Ameriprise Financial, Inc.	2,677,093
34,538	Cincinnati Financial Corp.	2,616,254
20,672	Erie Indemnity Co.	2,324,566
42,658	JPMorgan Chase & Co.	3,680,959
36,025	OneBeacon Insurance Group, Ltd.	578,201
63,816	Wells Fargo & Co.	3,516,900
17,183	Willis Towers Watson PLC	2,101,137
		17,495,110
Health Care — 11.4%
50,206	AbbVie, Inc.	3,143,900
26,104	Johnson & Johnson	3,007,442
38,913	Merck & Co., Inc.	2,290,808
39,771	Novartis AG ADR	2,896,920
39,342	Teva Pharmaceutical Industries, Ltd. ADR	1,426,147
		12,765,217
Industrials — 12.9%
11,008	General Dynamics Corp.	1,900,641
98,783	General Electric Co.	3,121,543
66,389	Healthcare Services Group, Inc.	2,600,457
63,702	Nielsen Holdings PLC	2,672,299
19,728	PACCAR, Inc.	1,260,619
26,132	United Technologies Corp.	2,864,590
		14,420,149
Information Technology — 18.9%
22,301	Accenture PLC	2,612,116
31,679	Apple, Inc.	3,669,062
36,054	Automatic Data Processing, Inc.	3,705,630
115,280	Cisco Systems, Inc.	3,483,761
79,341	Microsoft Corp.	4,930,250
41,343	QUALCOMM, Inc.	2,695,564
		21,096,383
Materials — 1.2%
11,036	Praxair, Inc.	1,293,309
Total Common Stocks (Cost $69,840,069)		99,962,940

Preferred Stocks — 2.1%
94,323	Public Storage, Inc. — Series S, 5.90%	2,327,892
Total Preferred Stocks (Cost $2,256,044)		2,327,892

Real Estate Investment Trusts — 5.7%
4,020	American Tower Corp.	424,834
52,437	W.P. Carey, Inc.	3,098,502
94,266	Weyerhaeuser Co.	2,836,464
Total Real Estate Investment Trusts (Cost $5,874,476)		6,359,800

Short-Term Investments — 2.5%

Money Market Funds — 2.5%
2,796,489	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.45%#	2,796,489
Total Short-Term Investments (Cost $2,796,489)		2,796,489
Total Investments — 99.8% (Cost $80,767,078)		111,447,121
Other Assets in Excess of Liabilities — 0.2%		236,331
NET ASSETS — 100.0%		$111,683,452

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	18.9%
Financials	15.7%
Consumer Staples	13.8%
Industrials	12.9%
Health Care	11.4%
Consumer Discretionary	11.0%
Real Estate Investment Trusts	5.7%
Energy	4.6%
Money Market Funds	2.5%
Preferred Stocks	2.1%
Materials	1.2%
Other Assets and Liabilities	0.2%
100.0%
ADR — American Depositary Receipt
#	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory Sustainable Growth Fund Advisor Shares (the “Fund”) increased 3.58% in value. During the same period, the Russell 1000 Growth Index, the Fund’s benchmark, increased 5.64%.

The Fund’s relative underperformance was primarily due to weakness in information technology and consumer discretionary. Our underweight in financials was also a contributing factor. Similar to past periods, the performance over the past six months is not the result of any macro risk factor or one-time event that our portfolio was positioned for or against. As our clients have come to expect, our stock selection drives performance. The most recent performance, though disappointing relative to our benchmark, is no different.

The Fund retreated from earlier gains marked by the acquisition of three of our portfolio companies: Softbank completed the acquisition of ARM Holdings, Danone announced its intention to purchase Whitewave, and Qualcomm seeks regulatory approval of its bid for NXP Semiconductors (NXPI). In all three cases, the management teams of the acquiring companies were attracted to the target company’s strong fundamentals and sustainability drivers – ARM Holdings’ energy efficient chip designs, Whitewave’s natural and organic, clean-labeled foods, and NXPI Semiconductors’ enhanced auto efficiency and safety.

ARM Holdings and Whitewave were two of our best performing stocks in the period given the large premiums paid by the acquirers. Also among our best performers were IDEXX Laboratories and United Health.  IDEXX’s successful transition to a direct-sales model and the company’s innovative product pipeline helped propel strong organic growth. UnitedHealth is a recent addition from earlier in calendar year 2016, and the full position we took is already paying off. The proprietary data and analytical capabilities of its Optum business demonstrably improve patient outcomes. Despite difficult and unpredictable operating environments for insurers, Optum offers a compelling customer value proposition and thus a durable competitive advantage for UnitedHealth.

Two of our other healthcare names, in contrast, were among our largest detractors to performance. Bristol-Myers Squibb Company (BMY) missed its primary endpoint in its first-line lung cancer trial (CheckMate-026) for Opdivo.  BMY’s failure means Merck is now firmly in the lead in immuno-oncology and it may open up room for new entrants. The news violated our investment thesis in BMY as we expected it to remain the leader in the immuno-oncology market.  We exited our position during the period. Cerner’s core end-market, digital medical record technology, is slowing due to saturation.  While the company has done an admirable job diversifying its revenue base, competition within these new markets is extremely intense.  We do not believe Cerner will be able to offset the slowdown in its medical records business thus we exited the stock.

Overall, the take-out of three of our companies drove an unusually high degree of turnover in the Fund, and in total we added seven positions and exited seven positions. The new names include: Ball Corporation, Edwards Lifesciences, TreeHouse Foods, Microsoft Corporation, Tyler Technologies, and Healthcare Services Group. Finally, Fortive, a spin-off from Danaher, is the seventh addition.  Fortive has two primary platforms – professional instrumentation and industrial technology.  We are bullish on the management team and the corporate culture given the long tenure within Danaher – a company we hold in high regard – and we elected to retain our position in Fortive.

Ball Corporation is one of the world’s leading, global suppliers of metal packaging to the beverage, food and household products industries. Metal packaging is the most recycled packaging in the world – aluminum and steel are indefinitely recyclable. Furthermore, Ball has a long track-record of sustainability in its operations.

Edwards Lifesciences is the world’s leading manufacturer of heart valve systems and repair products used to replace or repair a patient’s diseased heart valve. Edwards’ transcatheter aortic valve replacement (TAVR) reduces hospital stays and readmission rates relative to open heart surgery which is a strong sustainability driver.

TreeHouse Foods is the nation’s largest private label food and beverage manufacturer. The company recently acquired ConAgra’s Private Brands business thereby doubling the size of the business. We are attracted to its fast-growing organic and natural foods categories which are contributing positively to TreeHouse’s overall growth.

Microsoft is a leading developer of software and hardware services. The company’s public cloud platform, Azure, is more energy efficient relative to hosting infrastructure in-house. Microsoft has been operating as a carbon neutral company since 2012 after instituting an internal carbon fee.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
A Message to Our Shareholders
December 31, 2016

Tyler Technologies is a leading provider of integrated software solutions to local government offices throughout the country. Tyler’s sustainability driver is its ability to make local governments more efficient and less wasteful. For instance, a number of Tyler’s solutions simplify the filing and management of court documents and move transactions online thereby eliminating paper waste.

Healthcare Services Group provides operating management expertise to the housekeeping, laundry linen and facility management departments of the health care industry. It is the industry leader with a long runway ahead for growth. Given management’s expertise, Healthcare Services Group has a long history of improving the environmental outcomes of the facilities it serves.

We eliminated Alexion given the unexpected departure of the CEO and the CFO. We eliminated Cerner and Canadian National given we anticipate slower future growth rates. We redeployed the proceeds, in part, into Microsoft, Ball, Tyler and Edwards Lifesciences – companies that we believe have strong fundamental characteristics and sustainability drivers.

While our relative underperformance this period was disappointing, we are not myopic regarding short-term performance –whether good or bad. We are not surprised that some of our holdings are coveted by acquirers but far from targeting take-out candidates, we maintain our disciplined process of discerning high quality names poised for steady success even in uncertain operating environments. After all, sustainable growth requires management teams to be resilient against many challenges – including constraints on the natural environment and resources. Our deep sustainability research helps us identify the companies that have been making the right long-term investments, for many years now, toward their own long-term sustainability and growth.

While we enter calendar year 2017 with considerable macroeconomic and political uncertainty, we will maintain focus on our disciplined, repeatable formula for stock selection which we believe has the potential to provide attractive long-term returns.

Sincerely,

Karina Funk, CFA
Portfolio Manager

David Powell, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investment focus on environmental factors could cause it to make or avoid investments that could result in the Fund underperforming similar funds that do not have an environmental focus. Investments in smaller and medium-sized capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The value of the Fund’s investments in REITS may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Sustainable Growth Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 92.2%

Consumer Discretionary — 10.7%
21,969	Amazon.com, Inc.*	16,473,894
108,198	Nike, Inc.	5,499,704
141,949	Starbucks Corp.	7,881,009
107,485	TJX Companies, Inc.	8,075,348
		37,929,955
Consumer Staples — 1.7%
82,681	TreeHouse Foods, Inc.*	5,968,741
Health Care — 17.7%
165,479	Danaher Corp.	12,880,885
88,386	Edwards Lifesciences Corp.*	8,281,768
61,409	IDEXX Laboratories, Inc.*	7,201,434
20,566	Mettler-Toledo International, Inc.*	8,608,105
83,125	Thermo Fisher Scientific, Inc.	11,728,938
89,059	UnitedHealth Group, Inc.	14,253,002
		62,954,132
Industrials — 23.0%
215,560	A.O. Smith Corp.	10,206,766
40,395	Acuity Brands, Inc.	9,325,590
147,408	Fortive Corp.	7,905,491
230,561	Healthcare Services Group, Inc.	9,031,074
176,068	Hexcel Corp.	9,056,938
90,109	J.B. Hunt Transport Services, Inc.	8,746,880
67,991	Middleby Corp.*	8,757,921
127,682	Verisk Analytics, Inc.*	10,363,948
99,998	Wabtec Corp.	8,301,834
		81,696,442
Information Technology — 33.5%
127,800	Adobe Systems, Inc.*	13,157,010
100,162	Akamai Technologies, Inc.*	6,678,802
19,791	Alphabet, Inc. — Class A*	15,683,378
2,487	Alphabet, Inc. — Class C*	1,919,516
113,991	Facebook, Inc.*	13,114,665
90,524	Intuit, Inc.	10,374,956
237,057	Microsoft Corp.	14,730,722
77,904	NXP Semiconductors NV*	7,635,371
135,005	Red Hat, Inc.*	9,409,848
76,775	salesforce.com, Inc.*	5,256,017
37,003	Tyler Technologies, Inc.*	5,282,918
200,677	Visa, Inc.	15,656,820
		118,900,023
Materials — 5.6%
129,953	Ball Corp.	9,755,572
85,161	Ecolab, Inc.	9,982,572
		19,738,144
Total Common Stocks (Cost $242,176,294)		327,187,437

Real Estate Investment Trusts — 3.7%
122,958	American Tower Corp.	12,994,201
Total Real Estate Investment Trusts (Cost $11,695,266)		12,994,201

Short-Term Investments — 3.8%

Money Market Funds — 3.8%
13,353,192	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.45%#	13,353,192
Total Short-Term Investments (Cost $13,353,192)		13,353,192
Total Investments — 99.7% (Cost $267,224,752)		353,534,830
Other Assets in Excess of Liabilities — 0.3%		1,127,211
NET ASSETS — 100.0%		$354,662,041

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	33.5%
Industrials	23.0%
Health Care	17.7%
Consumer Discretionary	10.7%
Materials	5.6%
Money Market Funds	3.8%
Real Estate Investment Trusts	3.7%
Consumer Staples	1.7%
Other Assets and Liabilities	0.3%
100.0%
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory Small-Cap Growth Fund Investor Shares (the “Fund”) increased 6.75% in value. During the same period, the Russell 2000 Growth Index, the Fund’s benchmark, increased 13.12%.

The portfolio performed well for the first four months of this period largely due to stock-specific performance. In the wake of the U.S. presidential election, however, the last two months of 2016 were a very challenging period for the Fund and erased our relative gains, leading to underperformance for the time period. While several stocks certainly detracted from results, the dominant factor impacting the portfolio was the political “regime change” and subsequent shift in sentiment driven by speculation about the incoming Trump administration.

The small-cap market appears to be fairly valued, assuming economic growth materializes in the same manner as the market is projecting and corporate tax relief passes. It may be fully valued if some of the potential positives mentioned earlier fail to materialize. We are encouraged by an apparent improvement in small-cap earnings growth and an emerging relative opportunity in our favored “compounders.”

Three of our top-five contributors during the period were in information technology. Cavium, the largest contributor to performance, was up on second quarter earnings. Interactive Intelligence (ININ), another top contributor, was up after the September announcement that Genesys agreed to acquire the company in an all-cash deal for $60.50 per share. The deal represented a 36% premium to ININ’s stock price on July 28, 2016, the trading day prior to media reports that ININ had hired an advisory firm to explore strategic alternatives. MACOM Technology, ESCO technologies, and IDEXX Laboratories were additional contributors.

There was no apparent theme to the detractors for the trailing six months. Liberty TripAdvisor, which represents the majority voting control stake of TripAdvisor, was the largest detractor during the period. The company is undergoing a business model transition we believe has the potential to be incredibly positive in the upcoming years; however, the transition has taken longer than our original expectations. We still believe our investment thesis remains sound and view 2017 as a pivotal year in verifying the underlying value drivers we see in the holding. The second largest detractor, Diplomat Pharmacy, declined on the surprising news that a once insignificant – and thus undisclosed – fee charged by pharmacy benefit managers had suddenly ballooned into a massive short-term and intermediate-term hit to cash flow. Absent this dramatic fee change, we believe the financial results were largely in-line with embedded expectations. TreeHouse Foods shares declined based on tempered expectations around its acquisition of ConAgra’s Private Brands business.

Reflecting a healthy pipeline of ideas driven by a productive team effort, we added a number of new holdings during the last six months. The recent additions replaced companies eliminated due to M&A activity, those which were lower conviction in our original investment thesis, or those who reached our long-term price objectives.

Our investment philosophy has not changed and we are pleased with the historical evidence of its effectiveness. We practice a bottom-up, long-term, disciplined approach to finding, owning and closely monitoring a diverse collection of companies whose businesses have the potential to compound from small- to mid- to large-cap status. In order to raise the probability of our companies making this journey, we seek businesses that possess what we call “3G” characteristics: durable growth, sound governance and scalable go-to-market strategies. The byproduct of this approach is a quality-focused portfolio seeking high active share versus our benchmark. We seek to match or exceed benchmark performance during robust market periods through well-timed and appropriately weighted individual investments, while attempting to mitigate downside risk through careful portfolio construction. We acknowledge that with the additional capital flowing into small-cap indices and ETFs since the end of the Great Recession, this philosophy appears to be producing modestly higher short-run variance versus our benchmark; however, we still believe we are on the right path to producing attractive risk-adjusted absolute and relative returns over a full market cycle. Our team will continue to work hard in seeking to position the portfolio to weather whatever we face on the road ahead.

Sincerely,

Christopher A. Berrier
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
A Message to Our Shareholders
December 31, 2016

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Earnings growth is not representative of the fund’s future performance. Diversification does not assure a profit, nor does it protect against a loss in a declining market. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Privately Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 92.8%

Consumer Discretionary — 20.4%
319,085	Black Diamond, Inc.*	1,707,105
167,820	Bright Horizons Family Solutions, Inc.*	11,750,756
317,471	Carrols Restaurant Group, Inc.*	4,841,433
134,836	Core-Mark Holding Co., Inc.	5,807,386
101,837	Cotiviti Holdings, Inc.*	3,503,193
124,237	DigitalGlobe, Inc.*	3,559,390
27,084	Expedia, Inc.	3,068,076
344,322	Genpact, Ltd.*	8,380,798
229,814	Liberty Media Corp.*	7,204,669
831,676	Liberty TripAdvisor Holdings, Inc.*	12,516,724
89,961	Liberty Ventures*	3,316,862
279,643	Lindblad Expeditions Holdings, Inc.*	2,642,626
92,926	MakeMyTrip, Ltd.*	2,062,957
96,194	Papa John’s International, Inc.	8,232,283
38,688	PriceSmart, Inc.	3,230,448
118,131	SiteOne Landscape Supply, Inc.*	4,102,690
		85,927,396
Consumer Staples — 1.5%
87,616	TreeHouse Foods, Inc.*	6,324,999
Financials — 3.9%
213,813	ConnectOne Bancorp, Inc.	5,548,447
133,613	Envestnet, Inc.*	4,709,858
85,687	Prosperity Bancshares, Inc.	6,150,613
		16,408,918
Health Care — 13.6%
77,013	Acceleron Pharma, Inc.*	1,965,372
26,462	Agios Pharmaceuticals, Inc.*	1,104,259
107,269	Alder Biopharmaceuticals, Inc.*	2,231,195
94,730	BeiGene, Ltd. ADR*	2,876,003
61,443	Catalent, Inc.*	1,656,503
145,046	Charles River Laboratories International, Inc.*	11,051,055
67,911	Coherus BioSciences, Inc.*	1,911,695
104,914	Diplomat Pharmacy, Inc.*	1,321,916
42,099	Henry Schein, Inc.*	6,386,839
71,248	IDEXX Laboratories, Inc.*	8,355,253
6,859	Incyte Corp.*	687,752
16,123	Laboratory Corp. of America Holdings*	2,069,871
104,773	Medidata Solutions, Inc.*	5,204,075
81,999	Neurocrine Biosciences, Inc.*	3,173,361
172,827	Novadaq Technologies, Inc.*	1,225,343
114,017	Teladoc, Inc.*	1,881,281
60,042	Ultragenyx Pharmaceutical, Inc.*	4,221,553
		57,323,326
Industrials — 19.3%
152,808	ESCO Technologies, Inc.	8,656,573
182,409	Healthcare Services Group, Inc.	7,144,961
121,372	HEICO Corp.	9,363,850
197,268	Hexcel Corp.	10,147,466
70,669	IDEX Corp.	6,364,450
78,517	KEYW Holding Corp.*	925,715
213,137	Knight Transportation, Inc.	7,044,178
64,408	WageWorks, Inc.*	4,669,580
226,212	Waste Connections, Inc.	17,778,001
134,545	Woodward, Inc.	9,290,332
		81,385,106
Information Technology — 29.3%
127,958	2U, Inc.*	3,857,934
122,569	Aspen Technology, Inc.*	6,702,073
122,563	Blackbaud, Inc.	7,844,032
148,873	Broadridge Financial Solutions, Inc.	9,870,280
301,490	BroadSoft, Inc.*	12,436,463
168,071	Cavium, Inc.*	10,494,353
104,554	CoreLogic, Inc.*	3,850,724
9,066	CoStar Group, Inc.*	1,708,850
72,022	Electronics For Imaging, Inc.*	3,158,885
53,892	Fair Isaac Corp.	6,425,004
36,472	Global Payments, Inc.	2,531,522
85,449	Guidewire Software, Inc.*	4,215,199
211,008	MACOM Technology Solutions Holdings, Inc.*	9,765,450
123,542	MAXIMUS, Inc.	6,892,408
135,701	Mimecast, Ltd.*	2,429,048
155,929	Monotype Imaging Holdings, Inc.	3,095,191
13,856	Nutanix, Inc.*	368,015
40,035	Paylocity Holding Corp.*	1,201,450
24,786	Pegasystems, Inc.	892,296
31,616	Proofpoint, Inc.*	2,233,670
92,206	SPS Commerce, Inc.*	6,444,277
145,712	Synchronoss Technologies, Inc.*	5,580,770
43,352	Ultimate Software Group, Inc.*	7,905,237
35,581	WEX, Inc.*	3,970,840
		123,873,971
Telecommunication Services — 4.8%
373,004	Cogent Communications Holdings, Inc.	15,423,716
781,338	Global Eagle Entertainment, Inc.*	5,047,443
		20,471,159
Total Common Stocks (Cost $304,409,796)		391,714,875

Contingent Value Rights — 0.0%
118,191	Dyax Corp.*†`	131,192
Total Contingent Value Rights (Cost $131,192)		131,192

Private Placements — 0.6%
18,800	Greenspring Global Partners IV-B, L.P*†^	2,618,235
82,769	Greenspring Global Partners V-B, L.P.*†~	125,441
Total Private Placements (Cost $417,713)		2,743,676

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Growth Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Short-Term Investments — 7.7%

Money Market Funds — 7.7%
32,356,817	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.45%#	32,356,817
Total Short-Term Investments (Cost $32,356,817)		32,356,817
Total Investments — 101.1% (Cost $337,315,518)		426,946,560
Liabilities in Excess of Other Assets — (1.1)%		(4,755,048)
NET ASSETS — 100.0%		$422,191,512

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	29.3%
Consumer Discretionary	20.4%
Industrials	19.3%
Health Care	13.6%
Money Market Funds	7.7%
Telecommunication Services	4.8%
Financials	3.9%
Consumer Staples	1.5%
Private Placements	0.6%
Contingent Value Rights	0.0%
Other Assets and Liabilities	(1.1)%
100.0%

^
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security is fair valued under the supervision of the Board of Trustees and was acquired from February 2008 to August 2016 as part of a $2,000,000 capital commitment. At December 31, 2016, $1,880,000 of the capital commitment has been fulfilled by the Fund.

~
Security is exempt from registration under Regulation D of the Securities Act of 1933. Security is fair valued under the supervision of the Board of Trustees and was acquired from October 2012 to July 2016 as part of a $100,000 capital commitment. At December 31, 2016, $82,000 of the capital commitment has been fulfilled by the Fund.

†	These securities may not be sold by the Fund and are considered illiquid. At December 31, 2016 the total market value of securities considered illiquid was $2,874,868 or 0.7% of net assets.
`	Security is fair valued under supervision of the Board of Trustees
ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory Small-Cap Fundamental Value Fund Investor Shares (the “Fund”) increased 16.50% in value. During the same period, the Russell 2000 Value Index (“the Index”), the Fund’s benchmark, increased 24.19%.

The Fund had a strong six months on an absolute basis, but trailed its benchmark. Given the rapid rise in the market, we were pleased to participate as meaningfully in the rally as we did. As the markets fell during October, we outperformed on a relative basis; however, as the Index made its major move upward in November post-election, the Fund experienced the bulk of its underperformance for the period.

Synovus Financial was the Fund’s largest contributor to performance during the six-month period. Synovus saw strength as the financial services sector, specifically banks, strongly outperformed the broader indices post-election. Large inflows into the sector from investors speculating that banks would benefit from rising rates drove outperformance following an otherwise uneventful year from a fundamental perspective. Virtus, another top performer, announced the repurchase of nearly 23% of its outstanding shares from Bank of Montreal, which had sponsored Virtus’ initial spin-off transaction. This buyback was in addition to the tender offer earlier in the year and its ongoing repurchase plan. The transaction price was at a discount to the then-current market price and funded by existing cash – a highly accretive transaction. Lastly, EchoStar outperformed due to the anticipation of four satellite launches taking place from the fourth quarter of 2016 through the first half of 2017. The EchoStar 19 satellite, which provides additional capacity to allow the firm to expand its consumer broadband subscriber base, launched successfully December 18.

The largest detractor from performance was Murphy USA whose decline stemmed from two factors: (i) weaker-than-expected third quarter results driven by Louisiana flooding and supply disruptions along the Colonial Pipeline, and (ii) post-election concerns about what a Trump presidency will mean for Renewable Identification Number (RIN) pricing. While we believe the first to be transient in nature, RINs have been an unexpected outsized contributor to Murphy’s EBITDA. We remain confident in the company’s core operations and have underwritten our investment based on lower future RIN contribution than we have seen to date.

Forest City (FCE) was a detractor in the period due to an unexpected third quarter impairment charge from their Pacific Park development project. The market’s rotation out of REITs and other interest rate-sensitive stocks exacerbated the challenge. The impairment on the project, a multi-stage residential development adjacent to the Barclays Center in Brooklyn, NY, was due to a revised project timeline and the emergence of competing new supply over recent quarters. This charge takes the carrying value of Pacific Park on FCE’s books to zero for accounting purposes; we believe the project will ultimately prove to be value-creating. After the third quarter results, the company announced the collapsing of the A/B share class structure – set to take place in 2017. We believe this positive corporate governance step will serve as a new lever to reduce the steep discount to NAV at which FCE continues to trade. As such, we continue to see a path to meaningful value creation from the current price and added to our position in the quarter.

The Fund added eight companies during the six-month period, including: Nexstar Broadcasting Group, Xenia Hotels & Resorts, and Continental Building Products. Nexstar is one of the largest local broadcasting companies in the U.S. With its acquisition of Media General – expected to close in January 2017 – Nexstar will own more than 150 TV stations in 100 markets and related digital properties. The company is diversifying away from local advertising revenues with almost half of EBITDA now generated from other sources, largely carriage fees and digital advertising. With high free cash flow conversion and declining leverage, we believe Nexstar should be generating excess cash flow within 18 months of the Media General transaction and potentially much sooner than that if the company generates proceeds from the spectrum auction. With the stock trading at seven-times EBITDA, we believe the valuation is attractive.

Xenia Hotels & Resorts is a lodging REIT that owns a portfolio of 46 hotels across 17 states, operated mostly by large independent management companies such as Marriott, Kimpton and Hilton. For over a year, Xenia’s stock has been hit by concerns of broader RevPAR (revenue per available room) deceleration in the U.S., and specifically its outsized (11%) exposure to the Houston market. As such, Xenia now trades at what we think is a near-trough multiple. At current prices, we believe we are paying an attractive price for the company and getting its Houston assets essentially for free. Further, the company has a strong track record of capital allocation, having sold some hotel assets for attractive multiples and using proceeds to repurchase stock at a discount to NAV. We believe their low leverage, management’s capital allocation track record, and the steep disconnect between intrinsic value and stock price all protect our downside.

Continental Building Products (CPBX) is a leading producer of gypsum wallboard and complementary finishing products in the United States and Canada. The company is a top-five player nationally (10% share); however, wallboard’s high “weight to value” ratio forces the industry to operate more at the local level. CBPX is a market leader east of the Mississippi with an estimated 30-35% in some key major metropolitan markets. Its former parent company, Lafarge, built the business through acquisitions and greenfield expansion, spending over $575m in capital expenditures over its 17 years of ownership before selling it to private equity

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
A Message to Our Shareholders
December 31, 2016

in 2013. That capital spend has left CBPX with some of the newest and most cost-efficient capacity in the industry that requires very little in terms of sustaining capital expenditures (2% of sales) going forward. With EBITDA margins near 30%, we expect free cash flow conversion to remain high for the foreseeable future. The stock has traded at a discount to the rest of the building products group and has had a 10% free cash flow yield. Following second quarter results, CBPX refinanced its $275 million senior secured term loan, lowering its interest rate and pushing the maturity out to 2023. We believe that with net debt / EBITDA now below two-times, minimal capital expenditure needs for the foreseeable future, and very little appetite for M&A, the vast majority of free cash flow should be returned to shareholders through buybacks going forward.

Over the six-month period, there were six deletions from the Fund, including: Diamond Resorts, Electro Rent, and Patriot National due to M&A transactions. Diamond Resorts was acquired by affiliates of private equity firm Apollo Global Management for $2.2 billion. Announced June 29 at a takeout price of $30.25, the deal represented a 26% premium over the prior day’s close and a 58% premium over the closing price on February 24, 2016 – the day prior to Diamond Resort’s announcement that it was exploring strategic alternatives. The transaction was structured as a tender offer and was completed on September 2, 2016. Electro Rent agreed to be purchased by private equity firm Platinum Equity for $13.12 per share. Following that announcement, Electro Rent was approached by a third party with a counter bid, causing Platinum to raise their offer to $15.50 – the ultimate selling price in August. Patriot National announced that it had received an enhanced offer from Ebix following a $9.50 per share offer announced in June. We took advantage of strength to finish exiting the position.

We also eliminated Liberty Global Plc Lilac Group (LiLAC) because of the distribution of the parent company Liberty Global’s interest in the Cable & Wireless Communications acquisition. Following this distribution, LiLAC market capitalization was well above our target range and, more critically, the pro forma leverage exceeded our comfort level. We eliminated our remaining position in RigNet because of growing concerns about the new management team’s strategy to diversify into other adjacent businesses such as marine, mining, and government communications. Historically, these adjacent markets are much more competitive and have significantly lower margin and return profiles than offshore energy. We believe this strategy involves a substantial amount of execution risk and therefore we decided to exit our remaining stake. Finally, we exited Destination Maternity after the company accepted a stock-for-stock buyout offer from Orchestra Prémaman S.A, a French-based retailer of children’s and maternity apparel. In addition to Orchestra’s stock being highly illiquid, we saw an increasing risk to Destination Maternity’s declining fundamentals and an unclear capital allocation strategy from Orchestra Prémaman.

2016 was a tumultuous year. The year started with extreme pessimism and fear among investors, but ended with unbridled optimism. This year, just like in years past, we will continue to do what we believe will work over the long run: find underappreciated companies that have generated consistent cash flows and that trade at what we believe to be attractive valuations.

Sincerely,

J. David Schuster
Portfolio Manager

Past performance is not a guarantee of future results.

Investments in smaller companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. The risks of investments in derivatives, including options, futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.  Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Small-Cap Fundamental Value Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 86.1%

Consumer Discretionary — 15.5%
74,221	Carriage Services, Inc.	2,125,689
183,492	Cato Corp.	5,519,439
659,043	Core-Mark Holding Co., Inc.	28,384,982
264,534	Culp, Inc.	9,827,438
1,983,244	Denny’s Corp.*	25,445,021
596,349	DigitalGlobe, Inc.*	17,085,399
154,439	Liberty Ventures*	5,694,166
126,157	Loral Space & Communications, Inc.*	5,178,745
515,307	Murphy USA, Inc.*	31,675,921
403,683	Nexstar Broadcasting Group, Inc.	25,553,134
2,154,503	Regis Corp.*†	31,283,384
		187,773,318
Consumer Staples — 1.5%
122,328	Casey’s General Stores, Inc.	14,542,353
82,571	MGP Ingredients, Inc.	4,126,898
		18,669,251
Energy — 2.1%
253,831	Green Plains Partners L.P.	5,025,854
1,398,624	Par Pacific Holdings, Inc.*	20,335,993
		25,361,847
Financials — 33.2%
2,365,519	American Capital, Ltd.*	42,390,100
350,164	Assurant, Inc.	32,516,229
811,953	Capital Bank Financial Corp.	31,869,155
159,315	Farmers Capital Bank Corp.	6,699,196
342,522	Maiden Holdings, Ltd.	5,977,009
816,540	McGrath RentCorp †	32,000,203
400,856	Medley Management, Inc.†	3,968,474
622,344	National General Holdings Corp.	15,552,377
1,813,514	NorthStar Asset Management Group, Inc.	27,057,629
614,699	OceanFirst Financial Corp.	18,459,411
192,667	Oritani Financial Corp.	3,612,506
354,751	Pacific Premier Bancorp, Inc.*	12,540,448
493,900	Primerica, Inc.	34,153,185
356,281	Renasant Corp.	15,042,184
1,191,170	Synovus Financial Corp.	48,933,264
1,174,350	TFS Financial Corp.	22,359,624
250,773	TriState Capital Holdings, Inc.*	5,542,083
302,762	Triumph Bancorp, Inc.*†	7,917,226
298,717	Virtus Investment Partners, Inc.	35,263,542
		401,853,845
Health Care — 3.0%
171,259	Addus HomeCare Corp.*	6,002,628
596,349	Air Methods Corp.*	18,993,716
285,942	Providence Service Corp.*	10,880,093
		35,876,437
Industrials — 10.4%
1,110,127	Albany International Corp.†	51,398,880
651,397	Continental Building Products, Inc.*	15,047,271
396,037	EnPro Industries, Inc.	26,677,052
711,032	Federal Signal Corp.	11,099,209
355,205	Kadant, Inc.†	21,738,546
		125,960,958
Information Technology — 10.3%
348,635	Broadridge Financial Solutions, Inc.	23,114,500
980,154	CTS Corp.†	21,955,450
106,272	DST Systems, Inc.	11,387,045
854,767	EchoStar Corp.*	43,926,476
215,603	KMG Chemicals, Inc.	8,384,801
290,529	MAXIMUS, Inc.	16,208,613
		124,976,885
Materials — 6.6%
324,708	Clearwater Paper Corp.*	21,284,609
373,672	Deltic Timber Corp.†	28,798,901
342,519	Neenah Paper, Inc.	29,182,619
		79,266,129
Telecommunication Services — 3.1%
426,619	ATN International, Inc.	34,184,981
128,444	Hawaiian Telcom HoldCo, Inc.*†	3,182,842
		37,367,823
Utilities — 0.4%
447,682	Star Gas Partners L.P. †	4,817,058
Total Common Stocks (Cost $762,403,170)		1,041,923,551

Real Estate Investment Trusts — 9.1%
1,785,990	Forest City Realty Trust, Inc.	37,220,032
3,336,498	MFA Financial, Inc.	25,457,480
1,922,080	Northstar Realty Finance Corp.	29,119,512
970,979	Xenia Hotels & Resorts, Inc.	18,856,412
Total Real Estate Investment Trusts (Cost $99,949,881)		110,653,436

Short-Term Investments — 4.0%

Money Market Funds — 4.0%
48,019,276	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.45%#	48,019,276
Total Short-Term Investments (Cost $48,019,276)		48,019,276
Total Investments — 99.2% (Cost $910,372,327)		1,200,596,263
Other Assets in Excess of Liabilities — 0.8%		10,199,330
NET ASSETS — 100.0%		$1,210,795,593

PORTFOLIO HOLDINGS
% of Net Assets

Financials	33.2%
Consumer Discretionary	15.5%
Industrials	10.4%
Information Technology	10.3%
Real Estate Investment Trusts	9.1%
Materials	6.6%
Money Market Funds	4.0%
Telecommunication Services	3.1%
Health Care	3.0%
Energy	2.1%
Consumer Staples	1.5%
Utilities	0.4%
Other Assets and Liabilities	0.8%
100.0%
*	Non-Income Producing
†	All or a portion of this security is considered illiquid. At December 31, 2016 the total market value of securities considered illiquid was $44,491,918 or 3.7% of net assets.
#	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory Global Leaders Fund (the “Fund”) increased 1.12% in value. During the same period, the Russell Global Large Cap Index, the Fund’s benchmark, increased 6.70%.

For the six months ended December 31, 2016, the results of the US presidential election defined equity market performance. Investors rapidly shrugged off negative perceptions surrounding the new administration’s economic policies in the days following the election prompting strong gains in global indices. This positive price action accompanied a violent sector rotation as expectations of higher U.S. economic growth and interest rates heightened investor appetite for value stocks at the expense of the companies with perceived growth and, crucially for the strategy, quality characteristics. When economic reflation makes growth – albeit of lower quality - easier to find, growth itself becomes less valuable as does the need for quality. This materially impacted the Fund’s performance in the period as expectations the U.S. would lead a global revival took hold post-election. Against this backdrop, the Fund’s overweight position in consumer staples became the largest detractor from performance during the period. Elsewhere the Fund’s underweight position to financials, specifically developed world banks, contributed to underperformance as investors priced in expectations of rising interest rates and ameliorating regulatory pressures. Donald Trump’s victory coincided with the bursting of the bond-proxy bubble which had been a major driver of equity market performance in previous periods. Accordingly, the Fund’s lack of exposure to real estate, telecom and utility companies contributed positively as investors repriced assets previously overbought due to their supposed bond-like qualities.

Given the aforementioned sector and style rotation into financials, JPMorgan Chase and Charles Schwab were the two largest contributors to performance during the period. Elsewhere, meaningful contribution came from NXP Semiconductors after Qualcomm’s purchase bid sent NXP shares higher. While we view the deal as creating a global leader in semiconductor solutions and appreciate the industrial logic of the deal, we would have preferred a higher takeout price from Qualcomm. Sector rotation away from consumer staples also contributed to Unilever and Estee Lauder underperforming during the period. In both instances, weak third quarter results also compounded share price weakness. We continue to view both companies’ margin improvement potential and brand portfolios as attractive with opportunities for long-term growth. We expect demand for western consumer products in emerging markets and the global growing middle class’s appetite for affordable luxury cosmetics to endure regardless of the U.S. administration.

The Global Leaders team’s research efforts continued to bear fruit during the period with four new additions to the Fund. We were attracted to Schindler’s cash generative business model and see significant opportunity for margin improvement that is not currently reflected in analyst expectations. Elsewhere, intensive analysis of Microsoft’s cloud offering resulted in a new investment in the company. Engine maker Safran was another new addition in the period. This French company has an unrivaled position in narrow-body jet engines and we see considerable long-term cash flow growth as they deliver the new LEAP power plant and maintain the existing CFM-56 engine fleet. Finally, following a research trip to Japan we initiated a new position in catering equipment manufacturer Hoshizaki late in the period. The company is best known in the U.S. for its award-winning icemakers and it is the global leader by revenue with the ambition to be the leader by profits globally.

Opposite the additions, we exited six positions during the period. Novo Nordisk saw growth slow in its core diabetes franchise for the first time since 1995. Despite first-class science and an interesting pipeline, we believe both regulation and supply-side changes put the company at risk of failing to yield a sufficient return on its R&D investments. Supply-side concerns also prompted the sale of Novozymes and United Internet. Novozyme rival DuPont’s increasing aggression is set to undermine its ability to monetize its innovation spending and increasing competition. Meanwhile, market saturation and deflationary pressures in the German telecom market contributed to the sale of United Internet. Elsewhere, opportunity cost was the main driver for exiting Fuji Heavy, Alexion and Apple.

The Fund seeks to invest in market-leading companies from across the globe that deliver an exceptional customer outcome. We believe companies that combine a superior outcome for their customers with strong leadership can generate high and sustainable returns on invested capital (RoIC) which can lead to attractive shareholder returns. We believe that the essence of business is not to just make a profit, it is to serve your customers; making money is the outcome. The most successful businesses serve their customers in some unique way and their customers are glad to be doing business with them. This “win-win” for both customers and shareholders is not easily achieved. We focus on the long-term and look for franchises that we believe can compound excess economic profit at above-market growth rates for extended periods of time. Another way to think about this is that we invest for

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Brown Advisory Global Leaders Fund
A Message to Our Shareholders
December 31, 2016

the long-term in high-quality companies that have delivered superior customer outcomes. For the majority of the second half of 2016, investors were preoccupied with the possible ramifications of a Donald Trump presidency. Although the strategy lagged its benchmark in the period, we continue to see value in a number of our core positions, such as Alphabet, Visa and Estee Lauder – which underperformed on the back of sector rotation. These companies all share great customer outcomes with industry-leading positions that we believe will enable them to compound their excess economics over time and we feel confident in the long-term. As Warren Buffet reminds us:

“Time is the friend of the wonderful business, the enemy of the mediocre.”

Sincerely,

Michael Dillon
Lead Portfolio Manager

Bertie Thomson
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small and medium capitalization companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. These risks are greater for investments in emerging markets. Private Placement issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Global Leaders Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 97.8%

China — 3.1%
165,534	AIA Group, Ltd.	927,295

France — 3.1%
12,874	Safran SA	925,951

Germany — 3.1%
8,759	Henkel AG & Co. KGaA	911,582

India — 4.2%
35,350	HDFC Bank, Ltd.	689,369
58,370	Sun Pharmaceutical Industries, Ltd.	540,430
		1,229,799
Indonesia — 1.6%
545,500	Bank Rakyat Indonesia Persero	471,156

Japan — 1.0%
3,880	Hoshizaki Corp.	307,176

Sweden — 1.7%
18,170	Atlas Copco AB	493,996

Switzerland — 3.1%
5,312	Schindler Holding AG	927,202

Taiwan — 3.9%
39,707	Taiwan Semiconductor
	Manufacturing Co., Ltd. ADR	1,141,577

United Kingdom — 4.0%
27,006	Unilever PLC	1,092,126
2,148	Unilever PLC ADR	87,424
		1,179,550
United States — 69.0%

Consumer Discretionary — 11.7%
11,295	NIKE, Inc.	574,125
609	Priceline Group, Inc.*	892,831
18,038	Starbucks Corp.	1,001,470
13,118	TJX Companies, Inc.	985,555
		3,453,981
Consumer Staples — 5.3%
9,754	Brown-Forman Corp.	438,150
14,821	Estee Lauder Companies, Inc.	1,133,657
		1,571,807
Financials — 8.6%
22,044	Charles Schwab Corp.	870,077
12,532	JPMorgan Chase & Co.	1,081,387
6,086	Moody’s Corp.	573,727
		2,525,191
Health Care — 5.5%
5,095	Cigna Corp.	679,622
9,919	Edwards Lifesciences Corp.*	929,410
		1,609,032
Industrials — 5.2%
4,967	3M Co.	886,957
7,832	Verisk Analytics, Inc.*	635,723
		1,522,680
Information Technology — 26.8%
1,702	Alphabet, Inc.*	1,313,637
17,033	Cognizant Technology Solutions Corp.*	954,359
6,853	Facebook, Inc.*	788,438
11,545	MasterCard, Inc.	1,192,021
17,271	Microsoft Corp.	1,073,220
7,638	NXP Semiconductors NV*	748,600
15,158	PayPal Holdings, Inc.*	598,286
15,851	Visa, Inc.	1,236,695
		7,905,256
Materials — 5.9%
7,495	Ecolab, Inc.	878,564
3,140	Sherwin-Williams Co.	843,844
		1,722,408
Total United States		20,310,355
Total Common Stocks (Cost $27,013,311)		28,825,639

Short-Term Investments — 1.1%

Money Market Funds — 1.1%
336,562	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.45%#	336,562
Total Short-Term Investments (Cost $336,562)		336,562
Total Investments — 98.9% (Cost $27,349,873)		29,162,201
Other Assets in Excess of Liabilities — 1.1%		332,990
NET ASSETS — 100.0%		$29,495,191

PORTFOLIO HOLDINGS
% of Net Assets

Information Technology	30.7%
Financials	15.6%
Industrials	13.1%
Consumer Discretionary	12.8%
Consumer Staples	12.4%
Health Care	7.3%
Materials	5.9%
Money Market Funds	1.1%
Other Assets and Liabilities	1.1%
100.0%
ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

For the six months ended December 31, 2016, the Brown Advisory Intermediate Income Fund Investor Shares (the “Fund”) declined 1.28%, slightly better than the Fund’s benchmark, the Bloomberg Barclays Intermediate US Aggregate Bond Index (“the Index”), which fell 1.74%

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process focused on downside protection.

Credit selection was the primary contributor over this period. The corporate bonds within the Fund returned a positive 0.28% versus -1.02% for the Index. Our slight overweight to this sector was also a benefit to performance. In total, corporates contributed 0.31% to relative return.

As with most bond funds, rising interest rates adversely impacted results for the period. The portfolio’s duration was in line with the Index and had almost no impact on relative return. Given our perceived strength in bottom-up bond selection, our duration profile will often be a byproduct of security selection and not a target toward which we aim.

Among our stronger performing individual selections were FMC Technologies (+6.6%), Regency Energy Partners (+6%) Micron Technology (+4.6%), and Morgan Stanley (+4%). Some of these were either bought at opportune prices during the period or sold when valuations became stretched.

Mortgage bond selection was a mild negative, subtracting 0.08% from relative return. Our process focuses on prepayment analysis to identify bonds that will repay principal more slowly and generate more interest over the life of the bond. The sudden lurch higher in rates caused some of these bonds to look less attractive and thus decline in price. Over time, even at higher rate levels, we believe investors are better off owning bonds that repay at a slower pace and hence we are comfortable waiting out this period of high volatility.

Looking forward, we cannot know definitively where interest rates may be headed; however we believe a disciplined and consistent process can lead to attractive income generation over time. Eventually, higher rates will benefit investors as, over time, reinvestment has the potential to increase the portfolio yield. In the meantime, we believe our bottom-up focus will continue to serve our clients well and we will continue to focus on the core stability that our investors expect from our Fund.

Sincerely,

Paul D. Corbin
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 28.1%
1,520,000	21st Century Fox America, Inc.	3.00%	09/15/2022	1,514,823
1,200,000	Activision Blizzard, Inc.^	6.13%	09/15/2023	1,313,465
1,525,000	American Express Credit Corp.#	1.40%	08/15/2019	1,528,390
1,465,000	American Tower Corp.	3.13%	01/15/2027	1,354,555
1,362,000	Analog Devices, Inc.	3.90%	12/15/2025	1,398,187
1,470,000	AstraZeneca PLC	1.95%	09/18/2019	1,472,641
1,465,000	AutoZone, Inc.	3.13%	04/21/2026	1,412,611
1,330,000	Barnabas Health, Inc.	4.00%	07/01/2028	1,309,910
1,463,000	BB&T Corp.#	1.60%	01/15/2020	1,468,656
1,370,000	Boston Properties L.P.	4.13%	05/15/2021	1,448,912
1,525,000	Campbell Soup Co.	2.50%	08/02/2022	1,509,090
1,425,000	Canadian Natural Resources, Ltd.	5.90%	02/01/2018	1,483,756
1,521,000	CC Holdings GS V LLC/Crown Castle GS III Corp.	3.85%	04/15/2023	1,547,830
1,375,000	Clorox Co.	3.05%	09/15/2022	1,395,967
1,445,000	E*TRADE Financial Corp.	5.38%	11/15/2022	1,529,443
1,500,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	1,497,598
1,350,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	1,472,903
1,650,000	FMC Technologies, Inc.	3.45%	10/01/2022	1,652,846
1,495,000	Healthcare Trust of America Holdings L.P.	3.38%	07/15/2021	1,507,123
1,445,000	HollyFrontier Corp.	5.88%	04/01/2026	1,479,228
1,435,000	Janus Capital Group, Inc.	4.88%	08/01/2025	1,481,203
1,490,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	1,494,965
1,000,000	Micron Technology, Inc.^	7.50%	09/15/2023	1,110,000
1,565,000	Providence Health & Services Obligated Group #	1.80%	10/01/2017	1,568,263
1,400,000	Reliance Steel & Aluminum Co.	4.50%	04/15/2023	1,410,363
2,275,000	Royal Bank of Canada #	1.47%	03/06/2020	2,270,764
1,460,000	Verizon Communications, Inc.	3.65%	09/14/2018	1,508,824
Total Corporate Bonds & Notes (Cost $40,164,288)				40,142,316

Mortgage Backed Securities — 15.8%
3,050	FHLMC PC, Pool# C00210	8.00%	01/01/2023	3,458
356,428	FHLMC PC, Pool# 1B0889 #	2.77%	05/01/2033	375,574
93,999	FHLMC PC, Pool# 1J0203 #	2.28%	04/01/2035	99,724
2,233,284	FHLMC PC, Pool# Q2-5749	4.00%	04/01/2044	2,346,151
1,379,644	FHLMC PC, Pool# Q4-2019	3.00%	07/01/2046	1,371,813
101,727	FHLMC REMIC, Series 2782	4.00%	11/15/2033	104,102
1,600,000	FHMS, Series K-042	2.67%	12/25/2024	1,593,495
1,525,000	FHMS, Series K-046	3.21%	03/25/2025	1,571,407
700,000	FHMS, Series K-047 #	3.33%	05/25/2025	727,109
1,550,000	FHMS, Series K-048 #	3.28%	06/25/2025	1,604,896
17,582	FNMA, Pool# 539082	7.00%	08/01/2028	17,752
8,741	FNMA, Pool# 625536	6.00%	01/01/2032	9,901
39,643	FNMA, Pool# 628837	6.50%	03/01/2032	44,886
137,473	FNMA, Pool# 663238	5.50%	09/01/2032	153,232
13,119	FNMA, Pool# 741373 #	2.78%	12/01/2033	13,624
36,640	FNMA, Pool# 744805 #	2.77%	11/01/2033	37,303
67,139	FNMA, Pool# 764342 #	2.40%	02/01/2034	69,428
37,565	FNMA, Pool# 848817	5.00%	01/01/2036	40,931
2,302,071	FNMA, Pool# AB9339	3.00%	05/01/2043	2,302,135
1,371,656	FNMA, Pool# AL8256	3.00%	03/01/2046	1,371,694
846,113	FNMA, Pool# AS1474	4.50%	01/01/2044	910,432
776,679	FNMA, Pool# AV7911	4.50%	01/01/2044	836,342
4,364,476	FNMA, Pool# AY3879	3.50%	11/01/2045	4,478,355
1,977,834	FNMA, Pool# AY3880	4.00%	11/01/2045	2,081,763
1,951,792	FNMA REMIC Trust, Series 2013-115~	3.00%	04/25/2031	267,017
18,376	GNMA, Pool# 487110	6.50%	04/15/2029	21,101
6,350	GNMA, Pool# 571166	7.00%	08/15/2031	6,540

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
28,023	GNMA, Pool# 781186	9.00%	06/15/2030	31,373
1,816	GNMA, Pool# 781450	5.00%	06/15/2017	1,843
Total Mortgage Backed Securities (Cost $22,641,665)				22,493,381

Municipal Bonds — 9.9%
670,000	District of Columbia, Series 2010F	4.71%	12/01/2022	743,747
1,495,000	Florida Hurricane Catastrophe Fund	2.11%	07/01/2018	1,510,443
1,000,000	Illinois, State of	2.30%	06/15/2019	1,011,230
2,000,000	Miami-Dade Florida Aviation	2.37%	10/01/2023	1,915,800
1,500,000	Minneapolis/St Paul Housing & Redevelopment Authority #	0.68%	08/15/2025	1,500,000
500,000	New Hampshire Health and Education Facilities Authority Act #	0.75%	07/01/2033	500,000
1,500,000	New York City Water & Sewer System #	0.75%	06/15/2048	1,500,000
1,250,000	North Texas Tollway Authority	8.91%	02/01/2030	1,459,850
2,750,000	Port Authority New York & New Jersey	5.31%	12/01/2019	3,017,162
1,000,000	Triborough Bridge & Tunnel Authority #	0.70%	01/01/2032	1,000,000
Total Municipal Bonds (Cost $13,993,300)				14,158,232

Asset Backed Securities — 8.4%
840,788	AmeriCredit Automobile Receivables Trust, Series 2016-4 A-1	0.78%	10/10/2017	840,795
114,038	AmeriCredit Automobile Receivables Trust, Series 2012-4 C	1.93%	08/08/2018	114,045
557,495	AmeriCredit Automobile Receivables Trust, Series 2016-1 A-2-A #	1.52%	06/10/2019	558,143
700,000	AmeriCredit Automobile Receivables Trust, Series 2015-4 C	1.70%	07/08/2020	702,272
875,000	AmeriCredit Automobile Receivables Trust, Series 2015-3 B	2.08%	09/08/2020	878,108
61,198	Capital Auto Receivables Asset Trust, Series 2014-1	1.32%	06/20/2018	61,202
1,500,000	Madison Park Funding XVII, Ltd., Series 2015-17A #^	2.88%	07/21/2027	1,500,091
1,500,000	Octagon Investment Partners 24, Ltd., Series A-2 #^	2.86%	05/21/2027	1,500,076
1,500,000	Octagon Investment Partners XXII, Ltd., Series B-2 #^	3.18%	11/25/2025	1,500,322
203,398	Oscar U.S. Funding Trust IV, Series 2016-4 #^	2.24%	07/15/2020	204,709
125,000	Oscar U.S. Funding Trust V, Series 2016-5 #^	1.94%	11/15/2019	125,272
1,500,000	OZLM XIII, Ltd.#^	2.99%	07/30/2027	1,505,753
1,000,000	Santander Drive Auto Receivables Trust, Series 2015-4	1.58%	09/16/2019	1,001,049
1,500,000	Stewart Park CLO, Ltd., Series 2015-1 #^	2.88%	04/15/2026	1,501,576
Total Asset Backed Securities (Cost $11,964,212)				11,993,413
U.S. Treasury Notes — 16.8%
1,465,000	United States Treasury Note	0.88%	01/31/2017	1,465,601
1,470,000	United States Treasury Note	0.75%	10/31/2017	1,468,880
8,700,000	United States Treasury Note	1.38%	02/29/2020	8,660,067
10,210,000	United States Treasury Note	1.88%	08/31/2022	10,092,942
2,500,000	United States Treasury Note	1.63%	05/15/2026	2,331,690
Total U.S. Treasury Notes (Cost $24,494,467)				24,019,180

Affiliated Mutual Funds (Note 3) — 17.8%
2,589,098	Brown Advisory Mortgage Securities Fund — Institutional Shares			25,450,830
Total Affiliated Mutual Funds (Cost $26,238,441)				25,450,830

Short-Term Investments — 2.8%

Money Market Funds — 2.8%
3,952,738	First American Treasury Obligations Fund — Class Z, 0.39%*			3,952,738
Total Short Term investments (Cost $3,952,738)				3,952,738
Total Investments — 99.6% (Cost $143,449,111)				142,210,090
Other Assets in Excess of Liabilities — 0.4%				562,532
NET ASSETS — 100.0%				$142,772,622

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Intermediate Income Fund
Schedule of Investments
December 31, 2016 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	28.1%
Affiliated Mutual Funds	17.8%
U.S. Treasury Notes	16.8%
Mortgage Backed Securities	15.8%
Municipal Bonds	9.9%
Asset Backed Securities	8.4%
Money Market Funds	2.8%
Other Assets and Liabilities	0.4%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2016.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2016, the value of these securities amounted to $10,261,264 or 7.2% of net assets.

~	Interest Only Security
*	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory Total Return Fund Institutional Shares (the “Fund”) was down 1.86%, modestly ahead of the -2.53% return for the Bloomberg Barclays US Aggregate Bond Index (the “Index”), the Fund’s benchmark.

The Fund aims to generate performance primarily through individual security analysis, supported by a detailed and disciplined credit process focused on downside protection. Duration and sector weightings are set mainly by an analysis of the intermediate-term risk/reward as opposed to any particular macro forecast.

On an absolute basis, rising interest rates resulted in negative results for the period. The duration of the portfolio was in-line with the benchmark; thus having almost no impact on relative return. This stance is one we will take more often than not, as we believe our strengths lie in bottom-up bond selection.

To that end, credit selection was the biggest positive contributor to performance over this period with corporate bonds within the Fund returning 1.29% vs. -1.48% for the Index. We had a slight overweight to this sector, which was also a benefit. In total, corporates contributed 0.72% to relative return.

Among our stronger performing individual selections were Micron Technology (+13.6%), Cornerstone Chemicals (+10.8%), Brookfield Residential (+8.7%), Interface Security (+7.9%) and FMC Technology (+6.0%).

Selection in mortgage-backed securities was a mild negative, with these bonds subtracting 0.27% from relative return. Our process focuses on bonds that will repay principal more slowly and therefore return more in interest over the life of the bond. The sudden lurch higher in rates caused some of these bonds to look less attractive. Over time, even at higher rate levels, we believe investors are better off with bonds that repay at a slower pace and we are happy to wait out this period of high volatility.

Looking forward, we cannot know where interest rates may go; however we believe a disciplined and consistent process can lead to attractive income generation over time. Eventually it should be to investors’ benefit for rates to be higher as, over time, reinvestment has the potential to cause the portfolio yield to go up. In the meantime, we believe our bottom-up focus will continue to serve our clients well.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in lower rated and non-rated securities present a great risk of loss to principal and interest than higher rated securities. In addition, the fund is susceptible to risks from investments in derivatives, U.S. Government securities, and changes in interest rates. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 34.6%
725,000	Activision Blizzard, Inc.^	6.13%	09/15/2023	793,552
975,000	American Tower Corp.	3.13%	01/15/2027	901,496
870,000	Analog Devices, Inc.	3.90%	12/15/2025	893,115
895,000	AstraZeneca PLC	3.38%	11/16/2025	889,831
935,000	AutoZone, Inc.	3.13%	04/21/2026	901,564
870,000	AvalonBay Communities, Inc.	2.95%	05/11/2026	831,512
875,000	Boston Properties L.P.	3.80%	02/01/2024	888,757
316,000	Brookfield Residential Properties, Inc.^	6.13%	07/01/2022	319,160
900,000	Campbell Soup Co.	2.50%	08/02/2022	890,610
860,000	Canadian Natural Resources, Ltd.	5.90%	02/01/2018	895,460
910,000	Capital One Financial Corp.#	5.55%	12/29/2049	923,650
774,000	Carrols Restaurant Group, Inc.	8.00%	05/01/2022	837,855
870,000	CC Holdings GS V LLC/Crown Castle GS III Corp.	3.85%	04/15/2023	885,347
865,000	Clorox Co.	3.05%	09/15/2022	878,190
870,000	CommScope Holding Technologies Finance LLC^	6.00%	06/15/2025	926,550
500,000	Cornerstone Chemical Co.^	9.38%	03/15/2018	503,750
430,000	Dana, Inc.	6.00%	09/15/2023	450,962
600,000	Dollar Tree, Inc.	5.25%	03/01/2020	618,750
845,000	E*TRADE Financial Corp.	5.38%	11/15/2022	894,380
900,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	898,559
815,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	889,197
900,000	FMC Technologies, Inc.	3.45%	10/01/2022	901,553
885,000	Healthcare Trust of America Holdings L.P.	3.38%	07/15/2021	892,176
890,000	HollyFrontier Corp.	5.88%	04/01/2026	911,081
300,000	INEOS Group Holdings S.A.^	5.88%	02/15/2019	306,900
250,000	Interface Security Systems Holdings, Inc.	9.25%	01/15/2018	249,688
870,000	Janus Capital Group, Inc.	4.88%	08/01/2025	898,011
790,000	JB Hunt Transport Services, Inc.	2.40%	03/15/2019	792,632
860,000	Lamar Media Corp.	5.75%	02/01/2026	908,375
890,000	Mallinckrodt International Finance S.A.^	5.75%	08/01/2022	861,075
465,000	Meritor, Inc.	6.25%	02/15/2024	458,025
940,000	Micron Technology, Inc.	5.88%	02/15/2022	983,475
500,000	Mohegan Tribal Gaming Authority^	7.88%	10/15/2024	511,875
865,000	NOVA Chemicals Corp.^	5.25%	08/01/2023	876,894
150,000	Novelis Corp.^	6.25%	08/15/2024	159,375
450,000	Novelis Corp.^	5.88%	09/30/2026	455,625
435,000	Outfront Media Capital LLC	5.88%	03/15/2025	457,294
850,000	Reliance Steel & Aluminum Co.	4.50%	04/15/2023	856,292
440,000	SESI LLC	6.38%	05/01/2019	442,200
549,000	Springs Industries, Inc.	6.25%	06/01/2021	570,960
800,000	Synovus Financial Corp.#	5.75%	12/15/2025	836,000
875,000	Verisk Analytics, Inc.	4.00%	06/15/2025	888,826
810,000	Verizon Communications, Inc.	5.15%	09/15/2023	896,931
425,000	Viking Cruises, Ltd.^	8.50%	10/15/2022	442,531
Total Corporate Bonds & Notes (Cost $32,492,520)				32,470,041

Mortgage Backed Securities — 34.6%
400,000	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY #^	1.75%	09/15/2026	400,437
150,000	Cosmopolitan Hotel Trust, Series 2016-COSMO #^	3.35%	11/15/2033	151,173
200,000	CSMC Trust, Series 2014-TIKI #^	1.60%	09/15/2038	198,786
800,000	FHLMC Gold, 2.5%, Due TBA January	2.50%	01/15/2032	801,500
800,000	FHLMC Gold, 3.0%, Due TBA January	3.00%	01/15/2032	820,942
1,000,000	FHLMC Gold, 3.0%, Due TBA January	3.00%	01/15/2047	993,052
4,000,000	FHLMC Gold, 3.5%, Due TBA January	3.50%	01/15/2047	4,096,084
639,379	FHLMC PC, Pool# J3-2596	3.50%	08/01/2030	669,274
777,267	FHLMC PC, Pool# G0-7289	3.00%	11/01/2042	777,193
375,096	FHLMC PC, Pool# Q4-0104	4.00%	04/01/2046	394,439

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
3,482,108	FHLMC REMIC, Series 4094 ~	2.50%	03/15/2027	257,375
804,124	FHLMC REMIC, Series 4107 ~	3.00%	08/15/2027	187,666
2,264,310	FHLMC REMIC, Series 4143 ~	3.50%	09/15/2042	278,516
3,000,000	FHLMC REMIC, Series 4495	2.50%	07/15/2045	2,927,999
1,043,118	FHLMC REMIC, Series 4495 ~	3.50%	07/15/2045	197,719
125,000	FHLMC SCRTT, Series 2016-1 #^	3.00%	09/25/2055	116,535
3,488,752	FHMS, Series K-046 #~	0.38%	03/25/2025	92,825
1,574,669	FHMS, Series K-055 #~	1.37%	03/25/2026	154,950
828,868	FHMS, Series K-056 #~	1.27%	05/25/2026	75,770
699,746	FHMS, Series K-057 #~	1.19%	07/25/2026	61,640
682,115	FHMS, Series K-058 #~	0.93%	08/25/2026	47,967
2,921,005	FHMS, Series K-059 #~	0.32%	09/25/2026	74,722
560,000	FHMS, Series K-060 #~	1.89%	12/25/2044	75,245
2,042,085	FHMS, Series K-721 #~	0.34%	08/25/2022	33,576
2,223,929	FHMS, Series K-722 #~	1.31%	03/25/2023	147,335
1,749,770	FHMS, Series K-723 #~	0.96%	08/25/2023	91,061
536,789	FNMA, Pool# MA2515	3.50%	01/01/2031	562,903
2,028,704	FNMA, Pool# AS2249	4.00%	04/01/2039	2,136,662
640,740	FNMA, Pool# AL6768	6.00%	05/01/2041	725,857
978,158	FNMA, Pool# AB9349	3.00%	05/01/2043	978,186
704,371	FNMA, Pool# AU6230	5.00%	09/01/2043	769,724
923,759	FNMA, Pool# AY0677	3.50%	03/01/2045	950,765
619,457	FNMA, Pool# AZ8218	4.00%	08/01/2045	652,048
359,141	FNMA, Pool# BC4621	4.00%	03/01/2046	378,278
794,593	FNMA, Pool# BD2775	4.00%	07/01/2046	839,387
794,846	FNMA, Pool# BD2778	4.50%	07/01/2046	857,050
398,162	FNMA, Pool# BD7530	4.50%	09/01/2046	430,192
797,900	FNMA, Pool# BD9335	4.50%	10/01/2046	860,365
2,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2047	1,986,984
1,500,000	FNMA, 3.5%, Due TBA January	3.50%	01/15/2047	1,537,500
681,683	Freddie Mac STACR Debt Notes, Series 2014-DN2 #	2.23%	04/25/2024	687,466
750,000	Freddie Mac STACR Debt Notes, Series 2015-DNA3 #	3.61%	04/25/2028	771,980
560,000	Freddie Mac STACR Debt Notes, Series 2016-DNA2 #	2.78%	10/25/2028	567,283
300,000	FREMF Mortgage, Series 2016-K723 #	3.58%	10/25/2039	279,574
800,000	FREMF Mortgage, Series 2013-K712 #^	3.36%	05/25/2045	812,957
400,000	FREMF Mortgage, Series 2012-K19 #^	4.17%	05/25/2045	417,454
239,340	FREMF Mortgage, Series 2013-KF02 #^	3.53%	12/25/2045	240,548
1,363,155	GNMA REMIC Trust, Series 2014-45 #~	0.78%	07/16/2054	68,171
1,052,146	GNMA REMIC Trust, Series 2014-135 #~	0.86%	01/16/2056	58,724
1,123,669	GNMA REMIC Trust, Series 2015-172 #~	0.98%	03/16/2057	80,510
1,462,178	GNMA REMIC Trust, Series 2016-40 #~	0.82%	07/16/2057	96,393
1,163,397	GNMA REMIC Trust, Series 2016-56 #~	1.01%	11/16/2057	93,094
616,869	GNMA REMIC Trust, Series 2016-127 #~	0.96%	05/16/2058	49,264
1,311,141	GNMA REMIC Trust, Series 2016-98 #~	0.98%	05/16/2058	102,558
1,201,668	GNMA REMIC Trust, Series 2016-110 #~	1.05%	05/16/2058	97,328
200,000	JPMCC, Series 2016-ASH #^	2.20%	10/15/2034	200,257
Total Mortgage Backed Securities (Cost $32,548,849)				32,413,243

Asset Backed Securities — 25.0%
145,558	Aircraft Certificate Owner Trust, Series 2003 ^	7.00%	09/20/2022	153,746
150,000	American Credit Acceptance Receivables Trust, Series 2015-1 C ^	4.29%	04/12/2021	152,674
175,000	American Credit Acceptance Receivables Trust, Series 2014-1 D ^	5.20%	04/12/2021	177,156
400,000	Babson CLO, Ltd. 2013-I, Series 2013-I #^	4.38%	04/20/2025	399,743
220,000	Capital Auto Receivables Asset Trust, Series 2014-1 B	2.22%	01/22/2019	221,182
85,033	Continental Airlines Trust, Series 2000 A-1	8.05%	05/01/2022	94,599
117,383	CPS Auto Trust, Series 2016-D ^	1.50%	06/15/2020	117,294
85,000	DT Auto Owner Trust, Series 2016-1 ^	2.79%	05/15/2020	85,527
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — (Continued)
133,190	Exeter Automobiles Receivables Trust, Series 2014-1 ^	2.42%	01/15/2019	133,306
245,250	Exeter Automobiles Receivables Trust 2016-3, Series 2016-3 ^	1.84%	11/16/2020	244,965
500,000	Finn Square CLO, Ltd., Series 2012-1AC#^	4.46%	12/24/2023	499,641
1,500,000	Highbridge Loan Management, Series 4a-2014 A2a #^	2.94%	07/28/2025	1,500,170
800,000	Highbridge Loan Management, Series 7a-2015 C #^	4.29%	11/15/2026	807,029
1,000,000	Highbridge Loan Management, Series 6a-2015 C #^	3.95%	05/05/2027	1,002,324
75,131	Hilton Grand Vacations Trust, Series 2013-A ^	2.28%	01/25/2026	74,545
810,000	Madison Park Funding XVII, Ltd., Series 2015-17A #^	2.88%	07/21/2027	810,049
500,000	Madison Park Funding XVII, Ltd., Series 2015-17A #^	3.53%	07/21/2027	500,123
86,951	MVW Owner Trust, Series 2013-1 ^	2.15%	04/22/2030	86,165
94,591	MVW Owner Trust, Series 2016-1 ^	2.25%	12/20/2033	92,802
750,000	Octagon Investment Partners 24, Ltd., Series A-2 #^	2.86%	05/21/2027	750,038
1,000,000	Octagon Investment Partners XXII, Ltd., Series B-2 #^	3.18%	11/25/2025	1,000,215
1,000,000	Octagon Investment Partners XXII, Ltd., Series C-1 #^	4.13%	11/25/2025	1,000,379
118,983	Orange Lake Timeshare Trust, Series 2016-A ^	2.61%	03/08/2029	117,369
406,795	Oscar U.S. Funding Trust IV, Series 2016-4 #^	2.24%	07/15/2020	409,419
50,000	Oscar U.S. Funding Trust V, Series 2016-5 #^	1.94%	11/15/2019	50,109
1,000,000	OZLM Funding IV, Ltd., Series 2013-4 #^	2.63%	07/22/2025	998,045
750,000	OZLM IX, Ltd., Series 2014-9A B #^	4.18%	01/20/2027	750,277
1,000,000	OZLM XIII, Ltd., Series 2015-13A A2 #^	2.99%	07/30/2027	1,003,835
600,000	Prestige Auto Receivables Trust, Series 2014-1 B ^	1.91%	04/15/2020	601,424
664,066	Santander Drive Auto Receivables Trust, Series 2016-3	0.80%	10/16/2017	663,778
1,414,222	Santander Drive Auto Receivables Trust, Series 2013-A ^	3.12%	10/15/2019	1,423,639
800,000	Santander Drive Auto Receivables Trust, Series 2015-1	1.97%	11/15/2019	801,761
530,000	Santander Drive Auto Receivables Trust, Series 2016-1	2.47%	12/15/2020	533,871
68,856	Sierra Timeshare Receivables Funding LLC, Series 2014-1 A ^	2.07%	03/20/2030	68,409
88,312	Sierra Timeshare Receivables Funding LLC, Series 2014-3 A ^	2.30%	10/20/2031	88,196
88,403	Sierra Timeshare Receivables Funding LLC, Series 2015-2 A ^	2.43%	06/20/2032	88,341
88,777	Sierra Timeshare Receivables Funding LLC, Series 2015-3 A ^	2.58%	09/20/2032	88,428
185,027	Sierra Timeshare Receivables Funding LLC, Series 2016-2 A ^	2.33%	07/20/2033	181,881
137,284	Sierra Timeshare Receivables Funding LLC, Series 2016-3 A ^	2.43%	10/20/2033	135,098
1,000,000	Stewart Park CLO, Ltd., Series 2015-1 #^	2.88%	04/15/2026	1,001,051
1,000,000	Stewart Park CLO, Ltd., Series 2015-1 #^	3.78%	04/15/2026	1,002,737
111,021	SVO VOI Mortgage LLC, Series 2012-A ^	2.00%	09/20/2029	109,104
1,000,000	Symphony CLO XIV, Ltd., Series 2014-14A B1 #^	2.93%	07/14/2026	1,000,625
350,000	TCF Auto Receivables Owner Trust, Series 2016-PT1 A ^	1.93%	06/15/2022	349,758
80,174	US Airways Pass Through Trust, Series 1999-1 A	8.36%	07/20/2020	82,680
375,000	Verizon Owner Trust, Series 2016-1 ^	1.42%	01/20/2021	372,859
750,000	Voya CLO, Ltd., Series 2013-1 #^	4.38%	04/15/2024	749,390
105,825	VSE VOI Mortgage LLC, Series 2016-A ^	2.54%	07/20/2033	104,730
100,000	Westlake Automobile Receivables Trust, Series 2015-1 C^	2.29%	11/16/2020	100,284
175,000	Westlake Automobile Receivables Trust, Series 2016-1 C^	3.29%	09/15/2021	176,852
100,000	Westlake Automobile Receivables Trust, Series 2016-2 B^	2.30%	11/15/2019	100,118
175,000	Westlake Automobile Receivables Trust, Series 2016-3 B^	2.07%	12/15/2021	174,314
175,000	Westlake Automobile Receivables Trust, Series 2016-3 C^	2.46%	01/18/2022	173,739
Total Asset Backed Securities (Cost $23,338,832)				23,405,793

U.S. Treasury Notes — 6.6%
6,150,000	United States Treasury Note†	0.88%	01/31/2017	6,152,522
Total U.S. Treasury Notes (Cost $6,151,211)				6,152,522

Municipal Bonds — 2.7%
230,000	American Municipal Power, Inc.	6.05%	02/15/2043	272,888
1,200,000	Health Care Authority for Baptist Health	5.50%	11/15/2043	1,301,220
800,000	North Texas Tollway Authority	8.91%	02/01/2030	938,312
Total Municipal Bonds (Cost $2,497,086)				2,512,420

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Total Return Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Preferred Stocks — 0.9%
35,850	Regency Centers Corp. — Series 6, 6.63%	899,835
Total Preferred Stocks (Cost $903,420)		899,835

Short-Term Investments — 4.9%

Money Market Funds — 4.9%
4,609,354	First American Treasury Obligations Fund — Class Z, 0.39%*	4,609,354
Total Short-Term Investments (Cost $4,609,354)		4,609,354
Total Investments — 109.3% (Cost $102,541,272)		102,463,208
Liabilities in Excess of Other Assets — (9.3)%		(8,748,921)
NET ASSETS — 100.0%		$93,714,287

PORTFOLIO HOLDINGS
% of Net Assets

Corporate Bonds & Notes	34.6%
Mortgage Backed Securities	34.6%
Asset Backed Securities	25.0%
U.S. Treasury Notes	6.6%
Money Market Funds	4.9%
Municipal Bonds	2.7%
Preferred Stocks	0.9%
Other Assets and Liabilities	(9.3)%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2016.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2016, the value of these securities amounted to $29,703,356 or 31.7% of net assets.

~	Interest Only Security
†	A portion of this security is pledged as collateral in connection with open futures contracts.
*	Annualized seven-day yield as of December 31, 2016.

Futures Contracts — Long (Note 7)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures March 2017	22	03/31/2017	$2,597,649	$2,588,609	$(9,040)
U.S. Treasury Long Bond Futures March 2017	20	03/22/2017	2,995,213	3,013,125	17,912
U.S. Treasury 10-Year Ultra Bond Futures March 2017	35	03/22/2017	4,714,503	4,692,188	(22,315)
U.S. Treasury Ultra Bond Futures March 2017	49	03/22/2017	7,924,074	7,852,250	(71,824)
			$18,231,439	$18,146,172	$(85,267)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

The Brown Advisory Strategic Bond Fund Investor Shares (the “Fund”) gained 1.89% in the six months ended December 31, 2016.  The Fund’s benchmark, the Bloomberg Barclays Intermediate US Aggregate Bond Index, fell 1.74% during that time.

The Fund’s objective is to achieve capital appreciation and income with a low correlation to interest rates. We primarily achieve this by taking corporate credit risk. To mitigate the risk of impairment, we employ bottom-up credit selection to evaluate investment ideas. We use rigorous underwriting standards and deep fundamental analysis to identify, assess, and price a bond’s default risk. This process guides our capital allocation to sectors offering the best risk-adjusted return.

The Fund attempts to mitigate interest rate risk, operating with a duration of roughly between 1-2 over the course of the past year – less than half that of our benchmark. We do not attempt to generate meaningful alpha by betting on the direction of interest rates. Instead, we aim to keep our sensitivity to interest rates low by buying shorter-dated bonds, using hedges such as Treasury futures, and purchasing floating rate instruments. Our floating rate exposure reached as high as 57% of the portfolio from the end of June through most of the September quarter, but reduced this level in the December quarter due to relative value. We ended 2016 with roughly 40% floating rate exposure.

We ended the period with just over 80% of the Fund allocated to structured products, primarily investment-grade tranches of CLOs, agency-backed specified mortgage pools (including mortgage futures), and A-rated subprime auto ABS. These sectors continue to be instrumental in helping us improve the overall rating of the portfolio, reduce duration, and provide diversification. Despite the increased use of structured products, we still anticipate the bulk of our alpha will be driven from investments in corporate debt instruments. Our high yield exposure ended the year at roughly 15%.  Despite sub-investment grade bond yields coming down meaningfully from February highs, we have been able to find select opportunities. That said, a 15% exposure to high yield is below what we consider a neutral exposure and we have not increased it further due to poor relative value.

Our best-performing sectors were high yield bonds, which contributed 55 basis points to performance, and CLOs, which contributed 130 basis points. These were offset by declines in rate-sensitive municipal bonds. All other sectors generated modestly positive returns during the period. Higher beta high yield names were the best performers among our corporate bond investments, including Micron, Cornerstone Chemicals, and Interface Securities.

We remain focused on maximizing risk-adjusted returns in a low rate environment characterized by compressed credit spreads. As investor compensation for adding incremental default risk from owning lower-rated corporate bonds is well below average, we are concentrating on issues with stable or improving cash flows that we expect to perform through an entire business cycle. Today, higher credit quality investments possess greater relative value and we seek to avoid value traps in buying them. We believe our disciplined credit process will continue to add value whether credit spreads are widening or tightening. This will be a key driver of outperformance going forward.

Sincerely,

Robert H. Snyder
Portfolio Manager

Thomas D.D. Graff, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
A Message to Our Shareholders
December 31, 2016

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Inflation-indexed bonds see the principal value of the security increased as the Consumer Price Index increases. Should the Consumer Price Index decline, those securities should be adversely impacted. A non-diversified fund may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, non-diversified Fund is more exposed to individual stock volatility than a diversified fund. The fund may make short sales of securities, which involve the risk that losses in a security may exceed the original amount invested in that security. The risks of investments in derivatives, including options on futures contracts and options on futures contracts include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Income from tax-exempt securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Bond ratings are grades given to bonds that indicate their credit quality as determined by a private independent rating service such as Standard & Poor’s. The firm evaluates a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when the rating agency has not issued a formal rating, the Adviser will classify the security as non-rated.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — 45.0%
73,972	Aircraft Certificate Owner Trust, Series 2003^	7.00%	09/20/2022	78,133
175,000	American Credit Acceptance Receivables Trust, Series 2014-1 D^	5.20%	04/12/2021	177,156
96,260	American Credit Acceptance Receivables Trust, Series 2014-2 C^	3.59%	03/10/2020	96,897
150,000	American Credit Acceptance Receivables Trust, Series 2015-1 C^	4.29%	04/12/2021	152,674
280,000	AmeriCredit Automobile Receivables Trust, Series 2013-2 E^	3.41%	10/08/2020	282,594
25,000	AmeriCredit Automobile Receivables Trust, Series 2013-3 C	2.38%	06/10/2019	25,102
125,000	AmeriCredit Automobile Receivables Trust, Series 2013-4 C	2.72%	09/09/2019	125,846
104,000	AmeriCredit Automobile Receivables Trust, Series 2014-2 B	1.60%	07/08/2019	104,111
205,000	AmeriCredit Automobile Receivables Trust, Series 2014-2 C	2.18%	06/08/2020	206,333
555,000	AmeriCredit Automobile Receivables Trust, Series 2015-2 C	2.40%	01/08/2021	559,883
500,000	Babson CLO, Ltd., Series 2013-I#^	4.38%	04/20/2025	499,678
400,000	Capital Auto Receivables Asset Trust, Series 2014-1 B	2.22%	01/22/2019	402,149
85,033	Continental Airlines Pass Through Trust, Series 2000-1 A	8.05%	05/01/2022	94,599
82,548	CPS Auto Receivables Trust, Series 2014-B^	1.11%	11/15/2018	82,480
84,201	CPS Auto Receivables Trust, Series 2014-C^	1.31%	02/15/2019	84,180
93,906	CPS Auto Receivables Trust, Series 2016-D^	1.50%	06/15/2020	93,836
129,000	Dell Equipment Finance Trust, Series 2015-1^	1.30%	03/23/2020	129,036
134,545	DT Auto Owner Trust, Series 2015-2^	1.88%	05/15/2019	134,565
130,000	DT Auto Owner Trust, Series 2015-3^	2.46%	11/15/2019	130,490
85,000	DT Auto Owner Trust, Series 2016-1^	2.79%	05/15/2020	85,527
98,560	Exeter Automobiles Receivables Trust, Series 2014-1^	2.42%	01/15/2019	98,647
122,625	Exeter Automobiles Receivables Trust, Series 2016-3^	1.84%	11/16/2020	122,483
500,000	Finn Square CLO, Ltd.#^	4.46%	12/24/2023	499,641
87,857	Flagship Credit Auto Trust, Series 2016-3^	1.61%	12/16/2019	87,898
1,500,000	Highbridge Loan Management, Series 4a-2014 A2a#^	2.94%	07/28/2025	1,500,170
1,000,000	Highbridge Loan Management, Series 7a-2015#^	4.66%	11/15/2026	967,616
2,000,000	Highbridge Loan Management, Series 6a-2015 C#^	3.95%	05/05/2027	2,004,648
825,000	Madison Park Funding XVII, Ltd., Series 2015-17A#^	2.88%	07/21/2027	825,050
500,000	Madison Park Funding XVII, Ltd., Series 2015-17A#^	3.53%	07/21/2027	500,123
94,591	MVW Owner Trust, Series 2016-1^	2.25%	12/20/2033	92,802
750,000	Octagon Investment Partners 24, Ltd., Series A-2#^	2.86%	05/21/2027	750,038
1,000,000	Octagon Investment Partners XXII, Ltd., Series B-2#^	3.18%	11/25/2025	1,000,215
1,000,000	Octagon Investment Partners XXII, Ltd., Series C-1#^	4.13%	11/25/2025	1,000,380
118,983	Orange Lake Timeshare Trust, Series 2016-A^	2.61%	03/08/2029	117,369
50,000	Oscar U.S. Funding Trust V, Series 2016-5#^	1.94%	11/15/2019	50,109
1,000,000	OZLM Funding IV, Ltd., Series 2013-4#^	2.63%	07/22/2025	998,045
750,000	OZLM IX, Ltd., Series 2014-9A B#^	4.18%	01/20/2027	750,277
1,000,000	OZLM XIII, Ltd.#^	2.99%	07/30/2027	1,003,835
200,000	Prestige Auto Receivables Trust, Series 2014-1 B^	1.91%	04/15/2020	200,475
203,093	Prestige Auto Receivables Trust, Series 2015-1 A-3^	1.53%	02/15/2021	203,207
250,000	Santander Drive Auto Receivables Trust, Series 2015-1	1.97%	11/15/2019	250,550
261,000	Santander Drive Auto Receivables Trust, Series 2015-4	2.26%	06/15/2020	262,568
400,000	Santander Drive Auto Receivables Trust, Series 2016-1	2.47%	12/15/2020	402,921
212,965	Santander Drive Auto Receivables Trust, Series 2013-4	3.25%	01/15/2020	214,367
231,743	Santander Drive Auto Receivables Trust, Series 2013-5	2.25%	06/17/2019	232,521
200,323	Santander Drive Auto Receivables Trust, Series 2014-1	2.36%	04/15/2020	201,191
44,034	Santander Drive Auto Receivables Trust, Series 2014-5	1.76%	09/16/2019	44,088
219,978	Sierra Timeshare Receivables Funding LLC, Series 2014-3 A^	2.30%	10/20/2031	219,688
88,403	Sierra Timeshare Receivables Funding LLC, Series 2015-2 A^	2.43%	06/20/2032	88,341
88,777	Sierra Timeshare Receivables Funding LLC, Series 2015-3 A^	2.58%	09/20/2032	88,428
92,513	Sierra Timeshare Receivables Funding LLC, Series 2016-2 A^	2.33%	07/20/2033	90,940
137,284	Sierra Timeshare Receivables Funding LLC, Series 2016-3 A^	2.43%	10/20/2033	135,098
1,000,000	Stewart Park CLO, Ltd., Series 2015-1#^	2.88%	04/15/2026	1,001,051
1,000,000	Stewart Park CLO, Ltd., Series 2015-1#^	3.78%	04/15/2026	1,002,737
111,021	SVO Mortgage LLC, Series 2012-A^	2.00%	09/20/2029	109,105
1,500,000	Symphony CLO XIV, Ltd.#^	2.93%	07/14/2026	1,500,938

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Asset Backed Securities — (Continued)
350,000	TCF Auto Receivables Owner Trust, Series 2016-PT1 A^	1.93%	06/15/2022	349,758
80,174	US Airways Pass Through Trust, Series 1999-1 A	8.36%	07/20/2020	82,680
375,000	Verizon Owner Trust, Series 2016-1^	1.42%	01/20/2021	372,859
500,000	Voya CLO, Ltd., Series 2013-1#^	4.38%	04/15/2024	499,593
1,000,000	Voya CLO, Ltd., Series 2015-1#^	2.73%	04/18/2027	1,000,101
1,000,000	Voya CLO, Ltd., Series 2015-1#^	3.63%	04/18/2027	1,000,217
1,000,000	Voya CLO, Ltd., Series 2016-3#^	4.67%	10/18/2027	982,301
105,825	VSE VOI Mortgage LLC, Series 2016-A^	2.54%	07/20/2033	104,730
100,000	Westlake Automobile Receivables Trust, Series 2015-1 C^	2.29%	11/16/2020	100,284
148,000	Westlake Automobile Receivables Trust, Series 2015-3 B^	2.21%	05/17/2021	148,264
175,000	Westlake Automobile Receivables Trust, Series 2016-1 C^	3.29%	09/15/2021	176,852
100,000	Westlake Automobile Receivables Trust, Series 2016-2 B^	2.30%	11/15/2019	100,118
75,000	Westlake Automobile Receivables Trust, Series 2016-3 B^	2.07%	12/15/2021	74,706
75,000	Westlake Automobile Receivables Trust, Series 2016-3 C^	2.46%	01/18/2022	74,459
Total Asset Backed Securities (Cost $27,132,434)				27,229,751

Mortgage Backed Securities — 36.5%
200,000	BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY#^	1.75%	09/15/2026	200,219
100,000	Cosmopolitan Hotel Trust, Series 2016-COSMO#^	3.35%	11/15/2033	100,782
200,000	CSMC Trust, Series 2014-TIKI#^	1.60%	09/15/2038	198,786
804,123	FHLMC REMIC, Series 4107†	3.00%	08/15/2027	187,665
2,264,309	FHLMC REMIC, Series 4143†	3.50%	09/15/2042	278,516
1,189,520	FHLMC REMIC, Series 4495†	3.50%	07/15/2045	225,469
125,000	FHLMC SCRTT, Series 2016-1#^	3.00%	09/25/2055	116,535
3,488,752	FHMS, Series K-046#†	0.38%	03/25/2025	92,825
811,193	FHMS, Series K-055#†	1.37%	03/25/2026	79,823
1,647,749	FHMS, Series K-056#†	1.27%	05/25/2026	150,628
699,746	FHMS, Series K-057#†	1.19%	07/25/2026	61,640
682,115	FHMS, Series K-058#†	0.93%	08/25/2026	47,967
2,921,005	FHMS, Series K-059#†	0.32%	09/25/2026	74,722
560,000	FHMS, Series K-060#†	1.89%	12/25/2044	75,245
2,042,085	FHMS, Series K-721#†	0.34%	08/25/2022	33,576
1,111,965	FHMS, Series K-722#†	1.31%	03/25/2023	73,812
1,749,770	FHMS, Series K-723#†	0.96%	08/25/2023	91,061
57,975	FNMA, Pool# 785732	5.50%	11/01/2019	59,851
704,371	FNMA, Pool# AU6230	5.00%	09/01/2043	769,724
7,500,000	FNMA, 2.5%, Due TBA January	2.50%	01/15/2032	7,512,451
7,500,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2032	7,696,875
63,176	Freddie Mac STACR Debt Notes, Series 2014-DN1#	1.58%	02/26/2024	63,201
700,000	Freddie Mac STACR Debt Notes, Series 2015-DNA1#	2.61%	10/25/2027	710,297
47,192	Freddie Mac STACR Debt Notes, Series 2015-DNA3#	1.94%	04/25/2028	47,215
1,000,000	Freddie Mac STACR Debt Notes, Series 2015-DNA3#	3.61%	04/25/2028	1,029,306
500,000	Freddie Mac STACR Debt Notes, Series 2016-DNA1#	3.66%	07/25/2028	514,947
280,000	Freddie Mac STACR Debt Notes, Series 2016-DNA2#	2.78%	10/25/2028	283,641
200,000	FREMF Mortgage Trust, Series 2016-K723#	3.58%	10/25/2039	186,383
400,000	FREMF Mortgage Trust, Series 2013-K712#^	3.36%	05/25/2045	406,478
159,560	FREMF Mortgage Trust, Series 2013-KF02#^	3.53%	12/25/2045	160,365
695,093	GNMA REMIC Trust, Series 2014-45#†	0.78%	07/16/2054	34,761
526,073	GNMA REMIC Trust, Series 2014-135#†	0.86%	01/16/2056	29,362
561,834	GNMA REMIC Trust, Series 2015-172#†	0.98%	03/16/2057	40,255
731,089	GNMA REMIC Trust, Series 2016-40#†	0.82%	07/16/2057	48,196
579,381	GNMA REMIC Trust, Series 2016-56#†	1.01%	11/16/2057	46,362
616,869	GNMA REMIC Trust, Series 2016-127#†	0.96%	05/16/2058	49,264
655,571	GNMA REMIC Trust, Series 2016-98#†	0.98%	05/16/2058	51,279
624,867	GNMA REMIC Trust, Series 2016-110#	1.05%	05/16/2058	50,611
200,000	JPMCC, Series 2016-ASH#^	2.20%	10/15/2034	200,257
Total Mortgage Backed Securities (Cost $22,087,626)				22,080,352

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Corporate Bonds & Notes — 18.6%
140,000	21st Century Fox America, Inc.	3.00%	09/15/2022	139,523
250,000	Activision Blizzard, Inc.^	6.13%	09/15/2023	273,638
300,000	American Tower Corp.	3.40%	02/15/2019	306,740
310,000	Analog Devices, Inc.	3.90%	12/15/2025	318,236
134,000	Brookfield Residential Properties, Inc.^	6.13%	07/01/2022	135,340
50,000	Canadian Natural Resources, Ltd.	5.90%	02/01/2018	52,062
300,000	Capital One Financial Corp.#	5.55%	12/29/2049	304,500
300,000	Carrols Restaurant Group, Inc.	8.00%	05/01/2022	324,750
200,000	Clorox Co.	3.05%	09/15/2022	203,050
200,000	CommScope Technologies Finance LLC^	6.00%	06/15/2025	213,000
500,000	Cornerstone Chemical Co.^	9.38%	03/15/2018	503,750
220,000	Crown Castle International Corp.	4.88%	04/15/2022	234,806
300,000	Dana, Inc.	6.00%	09/15/2023	314,625
650,000	Dollar Tree, Inc.	5.75%	03/01/2023	691,483
150,000	E*TRADE Financial Corp.	5.38%	11/15/2022	158,766
500,000	Ecolab, Inc.	2.00%	01/14/2019	500,631
300,000	Education Realty Operating Partnership L.P.	4.60%	12/01/2024	299,520
100,000	Fidelity National Information Services, Inc.	5.00%	10/15/2025	109,104
370,000	FMC Technologies, Inc.	3.45%	10/01/2022	370,638
470,000	HollyFrontier Corp.	5.88%	04/01/2026	481,133
200,000	INEOS Group Holdings S.A.^	5.88%	02/15/2019	204,600
100,000	Interface Master Holdings, Inc.^	12.50%	08/01/2018	95,500
250,000	Interface Security Systems Holdings, Inc.	9.25%	01/15/2018	249,687
100,000	Kraton Polymers LLC^	10.50%	04/15/2023	113,250
550,000	Lamar Media Corp.	5.75%	02/01/2026	580,937
185,000	Mallinckrodt International Finance S.A.^	5.75%	08/01/2022	178,988
25,000	Martin Marietta Materials, Inc.	4.25%	07/02/2024	25,440
300,000	Meritor, Inc.	6.25%	02/15/2024	295,500
150,000	Micron Technology, Inc.	5.88%	02/15/2022	156,938
500,000	Micron Technology, Inc.^	7.50%	09/15/2023	555,000
125,000	Mohegan Tribal Gaming Authority^	7.88%	10/15/2024	127,969
375,000	NOVA Chemicals Corp.^	5.25%	08/01/2023	380,156
100,000	Novelis Corp.^	6.25%	08/15/2024	106,250
75,000	Novelis Corp.^	5.88%	09/30/2026	75,938
165,000	Outfront Media Capital LLC	5.88%	03/15/2025	173,456
300,000	Reliance Steel & Aluminum Co.	4.50%	04/15/2023	302,221
500,000	SESI LLC	6.38%	05/01/2019	502,500
98,000	Springs Industries, Inc.	6.25%	06/01/2021	101,920
300,000	Synovus Financial Corp.#	5.75%	12/15/2025	313,500
100,000	United Rentals North America, Inc.	4.63%	07/15/2023	102,375
210,000	Verisk Analytics, Inc.	4.00%	06/15/2025	213,318
240,000	Verizon Communications, Inc.	5.15%	09/15/2023	265,757
150,000	Versum Materials, Inc.^	5.50%	09/30/2024	153,750
50,000	Viking Cruises, Ltd.^	8.50%	10/15/2022	52,063
Total Corporate Bonds & Notes (Cost $11,202,736)				11,262,308

Municipal Bonds — 2.2%
225,000	North Texas Tollway Authority	8.91%	02/01/2030	262,773
750,000	Washington State Housing Finance Commission^	4.00%	01/01/2024	732,570
370,000	Yamhill County Hospital Authority	3.50%	11/15/2020	364,924
Total Municipal Bonds (Cost $1,390,211)				1,360,267

Preferred Stocks — 0.2%
2,400	AGNC Investment Corp. — Series B, 7.75%			60,024
2,975	Regency Centers Corp. — Series 6, 6.63%			74,673
Total Preferred Stocks (Cost $136,160)				134,697

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Strategic Bond Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par
Value/Shares	Security Description	Value $

Mutual Funds — 1.9%
8,000	BlackRock Massachusetts Tax-Exempt Trust	113,600
17,204	BlackRock MuniYield Michigan Quality Fund	233,802
5,000	Invesco Pennsylvania Value Municipal Income Trust	60,800
9,600	Nuveen Massachusetts Quality Municipal Income Fund	126,144
9,184	Nuveen Michigan Quality Municipal Income Fund	122,515
8,063	Nuveen Pennsylvania Quality Municipal Income Fund	105,464
11,341	PIMCO California Municipal Income Fund III	128,607
11,168	PIMCO New York Municipal Income Fund II	133,793
12,940	PIMCO New York Municipal Income Fund III	129,917
Total Mutual Funds (Cost $1,223,885)		1,154,642

Exchange Traded Funds — 4.9%
34,200	iShares iBoxx $ High Yield Corporate Bond ETF	2,960,010
Total Exchange Traded Funds (Cost $2,935,802)		2,960,010

Short-Term Investments — 18.6%

Money Market Funds — 18.4%
11,143,833	First American Treasury Obligations Fund — Class Z, 0.39%*	11,143,833

U.S. Treasury Bills — 0.2%
100,000	United States Treasury Bill~	99,948
Total Short-Term Investments (Cost $11,243,781)		11,243,781
Total Investments — 127.9% (Cost $77,352,635)		77,425,808
Liabilities in Excess of Other Assets — (27.9)%		(16,871,702)
NET ASSETS — 100.0%		$60,554,106

PORTFOLIO HOLDINGS
% of Net Assets

Asset Backed Securities	45.0%
Mortgage Backed Securities	36.5%
Corporate Bonds & Notes	18.6%
Money Market Funds	18.4%
Exchange Traded Funds	4.9%
Municipal Bonds	2.2%
Mutual Funds	1.9%
Preferred Stocks	0.2%
U.S. Treasury Bills	0.2%
Other Assets and Liabilities	(27.9)%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2016.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2016, the value of these securities amounted to $29,306,026, or 48.4% of net assets.

†	Interest Only Security
*	Annualized seven-day yield as of December 31, 2016.
~	This security is pledged as collateral in connection with open futures contracts.

Futures Contracts — Short (Note 7)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
U.S. Treasury 5-Year Note Futures March 2017	(97)	03/31/2017	$(11,417,361)	$(11,413,415)	$3,946
			$(11,417,361)	$(11,413,415)	$3,946

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory Maryland Bond Fund (the “Fund”) was down 3.08%.  During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, was down 2.72%.

Municipal bond yields basically moved one direction during the second half of 2016: up. Even before the election, the highest rated 10-year municipal yields had risen from 1.36% on June 30 to 1.73% by November 8. The rise only accelerated as Donald Trump’s election victory and the Republican sweep in Congress fueled optimism about economic growth. These municipal yields traded as high as 2.56% before ending the year at 2.35%, roughly 100 basis points higher than where they started the period.

Municipal credit spreads also widened dramatically during the period as a confluence of negative technical factors weighed on the market. 2016 marked a record year for primary issuance of municipal debt as issuers rushed to lock-in low cost of capital. As new issue supply reached its crescendo just before the election, investor demand seemed to suddenly evaporate as the surprising outcome drove many investors to the sidelines. The temporary supply/demand imbalance, combined with fiscal policy uncertainty, caused some investors to shed risk. This translated to low investment grade municipal revenue bond spreads widening by roughly 100 basis points on top of the 100 basis point move in rates. This caused these revenue bonds to reach yield levels not seen since 2013.

We want to emphasize our belief that this general credit spread underperformance was driven by technical factors, rather than fundamental credit deterioration in any of our holdings. The Fund aims to generate performance primarily though individual security analysis and income generation, rather than through duration decisions. During periods of heightened volatility, when general municipal credit spreads move dramatically wider, our focus on credit sensitive sectors can lead to temporary periods of underperformance. It is our long-term approach to credit selection, grounded in bottom-up fundamental research, that provides us with the confidence to use market volatility as an opportunity, not as a distraction.

Looking forward, we cannot know where interest rates may go. We believe, however, that a disciplined and consistent process can lead to attractive income generation over time. We believe our bottom-up fundamental selection process has the potential to serve our investors well.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Investment in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 98.1%

General Obligation Bonds — 39.9%
2,225,000	Anne Arundel County Maryland	5.00%	04/01/2022	2,581,823
575,000	Baltimore County Maryland	5.00%	11/01/2017	594,469
3,000,000	Baltimore County Maryland	4.50%	09/01/2020	3,313,260
1,305,000	Baltimore Maryland	5.00%	10/15/2018	1,393,753
775,000	Cecil County Maryland	4.00%	02/01/2018	799,955
1,390,000	Charles County Maryland	5.00%	11/01/2019	1,528,472
1,970,000	Charles County Maryland	5.00%	11/01/2021	2,267,844
1,145,000	Easton, Town of Maryland	4.00%	02/01/2020	1,229,192
1,145,000	Easton, Town of Maryland	4.00%	02/01/2021	1,248,187
1,000,000	Frederick Maryland	5.00%	09/01/2017	1,027,580
1,120,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2019	1,205,120
1,085,000	Maryland National Capital Park & Planning Commission	5.00%	01/15/2020	1,198,990
715,000	Maryland State	5.25%	03/01/2017	720,420
835,000	Maryland State	5.25%	08/15/2017	857,704
1,000,000	Maryland State	4.50%	08/01/2019	1,079,820
3,145,000	Maryland State	5.00%	08/01/2023	3,736,040
1,945,000	Maryland State	5.00%	08/01/2023	2,257,698
5,000,000	Montgomery County Maryland	5.00%	11/01/2023	5,950,800
5,000,000	Montgomery County Maryland	5.00%	12/01/2024	5,952,850
3,320,000	Prince George’s County Maryland	5.00%	09/15/2026	3,760,431
1,380,000	Talbot County Maryland	5.00%	12/15/2018	1,480,740
1,270,000	Talbot County Maryland	5.00%	12/15/2019	1,398,524
1,645,000	Washington Suburban Sanitary Commission	5.00%	06/01/2023	1,949,177
1,940,000	Wicomico County Maryland	4.00%	11/01/2019	2,076,169
1,985,000	Wicomico County Maryland	4.00%	11/01/2020	2,156,345
2,225,000	Worcester County Maryland	5.00%	03/01/2023	2,616,044
				54,381,407
Revenue Bonds — 58.2%
520,000	Baltimore Maryland	5.00%	06/15/2030	569,020
670,000	Baltimore Maryland	5.00%	06/15/2033	724,491
1,550,000	Franklin County Ohio	5.00%	11/15/2034	1,675,503
2,375,000	Frederick County Maryland	5.50%	07/01/2040	2,447,034
1,000,000	Harris County Cultural Education Facilities Finance Corp.	5.00%	01/01/2037	1,044,340
4,800,000	Houston Texas Airport System	5.00%	07/15/2020	5,017,440
2,000,000	Lancaster County Hospital Authority	5.00%	07/01/2035	2,135,520
1,000,000	Maryland Community Development Administration Housing	3.25%	03/01/2036	951,800
1,185,000	Maryland Economic Development Corp.	5.25%	07/01/2024	1,206,994
1,025,000	Maryland Economic Development Corp.#	2.55%	12/01/2025	1,017,845
700,000	Maryland Economic Development Corp.	5.00%	06/01/2027	752,416
400,000	Maryland Economic Development Corp.	5.00%	07/01/2027	432,920
850,000	Maryland Economic Development Corp.	5.00%	07/01/2031	911,038
2,300,000	Maryland Economic Development Corp.	5.75%	06/01/2035	2,478,802
2,500,000	Maryland Industrial Development Financing Authority Series B #	0.95%	09/01/2040	2,496,850
500,000	Maryland State Department of Transportation	4.00%	05/15/2020	505,890
1,000,000	Maryland State Department of Transportation	5.00%	12/15/2020	1,128,580
1,055,000	Maryland State Department of Transportation	4.00%	05/15/2022	1,165,796
215,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	218,973
260,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	274,152
35,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2018	35,723
1,000,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2023	1,123,530
500,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2023	584,025
500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2024	559,255
465,000	Maryland State Health & Higher Educational Facilities	5.50%	07/01/2024	489,050
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,451,475

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Maryland Bond Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
1,500,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2025	1,727,355
1,000,000	Maryland State Health & Higher Educational Facilities	6.00%	07/01/2025	1,143,150
420,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2026	494,357
1,605,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2028	1,844,803
100,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2030	105,662
1,130,000	Maryland State Health & Higher Educational Facilities	6.25%	07/01/2031	1,281,567
300,000	Maryland State Health & Higher Educational Facilities	4.00%	10/01/2031	315,510
1,070,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2032	1,202,873
250,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2033	273,975
1,250,000	Maryland State Health & Higher Educational Facilities	5.00%	08/15/2033	1,388,088
250,000	Maryland State Health & Higher Educational Facilities	5.00%	07/01/2034	262,772
200,000	Maryland State Health & Higher Educational Facilities	4.50%	07/01/2035	200,650
430,000	Maryland State Health & Higher Educational Facilities	5.00%	06/01/2036	465,918
3,400,000	Maryland State Health & Higher Educational Facilities	5.00%	05/15/2040	3,665,370
1,015,000	Maryland State Health & Higher Educational Facilities	4.75%	07/01/2047	1,025,373
4,255,000	Maryland State Transportation Authority	5.00%	03/01/2022	4,816,362
1,000,000	Maryland State Transportation Authority	5.00%	06/01/2022	1,128,350
9,000,000	Maryland State Transportation Authority	5.00%	07/01/2036	9,405,360
2,525,000	Maryland Water Quality Financing Administration	5.00%	03/01/2020	2,795,024
1,975,000	Montgomery County Housing Opportunities Commission	2.95%	01/01/2034	1,796,322
1,750,000	New Hope Cultural Education Facilities Finance Corp.	5.00%	07/01/2025	1,912,610
1,185,000	New Hope Cultural Education Facilities Finance Corp.	5.75%	07/01/2051	1,249,737
2,000,000	Newport News Economic Development Authority	5.00%	12/01/2031	2,097,140
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,046,360
1,005,000	Prince William County Industrial Development Authority	5.00%	01/01/2023	1,084,003
1,000,000	University System of Maryland	5.00%	04/01/2018	1,049,530
3,280,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	3,153,818
				79,330,501
Total Municipal Bonds (Cost $135,224,157)				133,711,908

Short-Term Investments — 1.4%

Money Market Funds — 1.4%
2,003,754	First American Treasury Obligations Fund — Class Z, 0.39%*			2,003,754
Total Short-Term Investments (Cost $2,003,754)				2,003,754
Total Investments — 99.5% (Cost $137,227,911)				135,715,662
Other Assets in Excess of Liabilities — 0.5%				613,824
NET ASSETS — 100.0%				$136,329,486

PORTFOLIO HOLDINGS
% of Net Assets

Revenue Bonds	58.2%
General Obligation Bonds	39.9%
Money Market Funds	1.4%
Other Assets and Liabilities	0.5%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2016.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2016, the value of these securities amounted to $3,153,818 or 2.3% of net assets.

*	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory Tax Exempt Bond Fund (the  “Fund”) was down 2.98%. During the same period, the Bloomberg Barclays 1-10 Year Blended Municipal Bond Index, the Fund’s benchmark, was down 2.72%.

Municipal bond yields basically moved one direction during the second half of 2016: up. Even before the election, the highest rated 10-year municipal yields had risen from 1.36% on June 30 to 1.73% by November 8. The rise only accelerated as Donald Trump’s election victory and the Republican sweep in Congress fueled optimism about economic growth. These municipal yields traded as high as 2.56% before ending the year at 2.35%, roughly 100 basis points higher than where they started the period.

Municipal credit spreads also widened dramatically during the period as a confluence of negative technical factors weighed on the market. 2016 marked a record year for primary issuance of municipal debt as issuers rushed to lock-in low cost of capital. As new issue supply reached its crescendo just before the election, investor demand seemed to suddenly evaporate as the surprising outcome drove many investors to the sidelines. The temporary supply/demand imbalance, combined with fiscal policy uncertainty, caused some investors to shed risk. This translated to low investment grade municipal revenue bond spreads widening by roughly 100 basis points on top of the 100 basis point move in rates. This caused these revenue bonds to reach yield levels not seen since 2013.

We want to emphasize our belief that this general credit spread underperformance was driven by technical factors, rather than fundamental credit deterioration in any of our holdings. The Fund aims to generate performance primarily through individual security analysis and income generation, rather than through duration decisions. During periods of heightened volatility, when general municipal credit spreads move dramatically wider, our focus on credit-sensitive sectors can lead to temporary periods of underperformance. Our long-term approach to credit selection, grounded in bottom-up fundamental research, provides us with the confidence to use market volatility as an opportunity, not as a distraction.

Looking forward, we cannot know where interest rates may go. We believe, however, that a disciplined and consistent process can lead to attractive income generation over time. We believe our bottom-up fundamental selection process has the potential to serve our investors well.

Sincerely,

Stephen M. Shutz, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of fewer issuers. Concentration in a limited number of issuers exposes the Fund to greater market risk than if its assets were diversified among a greater number of issuers. The Fund is also subject to interest rate risk which is the risk that debt securities in the Fund’s portfolio will decline in value because of an increase in market interest rates. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the Federal Alternative minimum tax for certain investors.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — 97.9%

General Obligation Bonds — 11.1%
2,000,000	Avondale Michigan School District	5.00%	05/01/2019	2,154,020
1,150,000	Clark County Nevada School District	5.00%	06/15/2025	1,204,038
1,320,000	Connecticut, State of	5.00%	10/15/2022	1,499,837
2,700,000	District of Columbia	5.00%	06/01/2022	2,744,334
2,006,240	Dover City Ohio School District	2.25%	05/04/2017	2,011,797
2,000,000	Illinois, State of	5.00%	11/01/2017	2,051,560
750,000	Jefferson County West Virginia Board of Education	4.00%	05/01/2017	757,252
1,500,000	New York City, New York#	0.73%	04/01/2036	1,500,000
3,880,000	Northside Texas Independent School District#	1.75%	06/01/2032	3,752,193
2,000,000	Northside Texas Independent School District#	2.00%	06/01/2046	2,000,260
1,000,000	Pennsylvania, Commonwealth of	5.00%	08/15/2022	1,141,340
6,000,000	Texas, State of	5.00%	08/01/2031	6,107,400
				26,924,031
Revenue Bonds — 86.8%
720,000	Dallas Love Field	5.00%	11/01/2022	815,825
1,500,000	Alabama 21st Century Authority	5.00%	06/01/2017	1,523,985
550,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2019	556,820
565,000	AltaPointe Health Systems, Inc.	3.00%	05/01/2020	569,520
1,125,000	Arlington Texas Higher Education Finance Corp.	5.00%	02/15/2025	1,330,166
2,000,000	California State University	4.50%	11/01/2032	2,017,540
2,970,000	Central Texas Turnpike System	5.00%	08/15/2027	3,299,937
2,615,000	Chattanooga Tennessee Health Educational & Housing Facility Board	5.25%	01/01/2040	2,825,560
3,000,000	Chicago Midway International Airport	5.00%	01/01/2028	3,358,350
660,000	Chula Vista Municipal Financing Authority	4.00%	09/01/2018	683,826
855,000	Chula Vista Municipal Financing Authority	4.00%	09/01/2019	898,058
5,000,000	Clark County Nevada Department of Aviation	5.00%	07/01/2025	5,083,800
300,000	Colorado Health Facilities Authority, Series C	5.00%	12/01/2020	327,201
1,000,000	Colorado Health Facilities Authority	5.00%	06/01/2027	1,108,160
1,500,000	Colorado Health Facilities Authority	5.00%	12/01/2035	1,600,755
1,300,000	Colorado Health Facilities Authority, Series A	5.00%	12/01/2027	1,398,722
4,390,000	Cumberland County Pennsylvania Municipal Authority	4.00%	01/01/2033	4,425,954
2,000,000	Denver, City & County of Colorado	5.00%	11/15/2024	2,064,020
5,000,000	Denver, City & County of Colorado	5.00%	11/15/2030	5,130,200
2,750,000	Denver, City & County of Colorado	5.25%	10/01/2032	2,765,097
1,100,000	Denver Colorado Convention Center Hotel Authority	5.00%	12/01/2028	1,224,069
1,700,000	Educational Enhancement Funding Corp.	5.00%	06/01/2023	1,910,273
500,000	Florida Municipal Power Agency	5.25%	10/01/2023	533,025
3,355,000	Florida Municipal Power Agency	5.00%	10/01/2025	3,816,145
1,000,000	Harris County Texas Cultural Education Facilities Finance Corp.	5.00%	12/01/2035	1,095,210
955,000	Harris County-Houston Texas Sports Authority	5.00%	11/15/2028	1,087,965
1,760,000	Hawaii Department of Budget & Finance	4.60%	05/01/2026	1,735,606
4,000,000	Houston Texas Airport System	5.00%	07/15/2020	4,181,200
1,100,000	Houston Texas Airport System	5.00%	07/15/2020	1,148,939
5,000,000	Houston Texas Airport System	5.00%	07/01/2026	5,096,900
3,850,000	Houston Texas Airport System	5.00%	07/01/2029	4,023,789
500,000	Indiana Finance Authority	5.13%	03/01/2030	553,360
1,000,000	Indiana Finance Authority, Series A	5.00%	09/15/2025	1,125,650
1,750,000	Indiana Finance Authority, Series A	5.00%	09/15/2028	1,935,570
1,640,000	Kentucky State Property & Building Commission	5.00%	02/01/2021	1,825,353
205,000	Kentucky State Property & Building Commission	5.50%	11/01/2028	219,803
3,000,000	Lancaster County Pennsylvania Hospital Authority	5.00%	07/01/2035	3,203,280
2,280,000	Las Vegas Nevada Redevelopment Agency	5.00%	06/15/2028	2,592,132
4,750,000	Lees Summit Missouri Industrial Development Authority	5.13%	08/15/2032	4,794,602
2,000,000	Louisiana Public Facilities Authority	3.50%	06/01/2030	1,951,320

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
1,000,000	Louisiana Public Facilities Authority	5.00%	06/01/2036	1,094,040
1,500,000	Louisiana State Citizens Property Insurance Corp.	5.00%	06/01/2020	1,647,285
985,000	Lower Colorado River Authority	5.50%	05/15/2036	1,063,445
150,000	Massachusetts Health & Educational Facilities Authority	5.00%	10/01/2024	154,214
1,015,000	Massachusetts Health & Educational Facilities Authority	5.50%	06/01/2034	1,069,282
1,895,000	Miami Beach Florida Health Facilities	5.00%	11/15/2029	2,056,871
1,000,000	Miami-Dade County Florida Health Facilities Authority	6.00%	08/01/2046	1,119,880
1,165,000	Mississippi Development Bank	5.50%	10/01/2021	1,308,971
1,010,000	Mississippi Development Bank	6.25%	10/01/2026	1,151,451
1,505,000	Mississippi Development Bank	6.50%	10/01/2031	1,709,484
1,000,000	Mobile Alabama Industrial Development Board#	1.63%	07/15/2034	1,000,840
1,500,000	Montgomery County Pennsylvania Industrial Development Authority#	2.55%	06/01/2029	1,493,025
1,600,000	Mountain House Public Financing Authority	5.00%	12/01/2027	1,644,688
2,565,000	Mountain House Public Financing Authority	5.00%	12/01/2032	2,623,097
2,000,000	New Hope Cultural Education Facilities Corp.	5.00%	07/01/2024	2,186,440
1,000,000	New Hope Cultural Education Facilities Corp.	5.00%	04/01/2029	1,057,730
930,000	New Hope Cultural Education Facilities Corp.	5.00%	07/01/2031	942,639
1,000,000	New Hope Cultural Education Facilities Corp.	5.25%	07/01/2036	1,027,870
2,400,000	New Hope Cultural Education Facilities Corp.	5.00%	08/01/2039	2,451,984
1,250,000	New Hope Cultural Education Facilities Corp.	5.50%	07/01/2046	1,294,900
1,000,000	New Hope Cultural Education Facilities Corp.	5.75%	07/01/2051	1,054,630
3,955,000	New Jersey Educational Facilities Authority	5.00%	07/01/2023	4,510,717
2,375,000	New York City Industrial Development Agency	5.00%	01/01/2039	2,380,011
3,000,000	New York City Industrial Development Agency	5.00%	01/01/2046	3,006,330
7,500,000	New York City Transitional Finance Authority#	0.74%	11/01/2042	7,500,000
3,375,000	Newport News Virginia Economic Development Authority	5.00%	12/01/2031	3,538,924
1,760,000	Niagara County New York Tobacco Asset Securitization Corp.	5.00%	05/15/2024	2,017,330
2,000,000	North Carolina Medical Care Commission	5.00%	10/01/2031	2,046,360
1,000,000	Orange County California Sanitation District	4.50%	02/01/2030	1,003,200
1,250,000	Palm Beach County Florida Health Facilities	5.00%	12/01/2031	1,371,425
1,000,000	Park Creek Metropolitan District	5.00%	12/01/2022	1,121,530
1,000,000	Park Creek Metropolitan District	5.00%	12/01/2034	1,083,340
1,900,000	Pennsylvania Turnpike Commission	5.00%	12/01/2030	2,059,600
1,110,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2025	1,194,427
1,420,000	Prince William County Virginia Industrial Development Authority	5.00%	01/01/2031	1,461,109
1,500,000	Public Finance Authority	2.63%	11/01/2025	1,434,705
755,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2017	767,133
2,010,000	Railsplitter Tobacco Settlement Authority	5.00%	06/01/2018	2,109,515
5,000,000	San Jose California Airport	5.00%	03/01/2037	5,026,000
1,000,000	South Carolina Ports Authority	5.00%	07/01/2026	1,147,120
250,000	South Carolina Ports Authority	5.00%	07/01/2028	283,270
400,000	South Carolina Ports Authority	5.00%	07/01/2029	450,852
1,000,000	St. Louis County Missouri Industrial Development Authority	5.00%	11/15/2041	974,250
1,000,000	St. Louis Missouri Parking	5.00%	12/15/2021	1,124,180
1,125,000	Tarrant County Texas Cultural Education Facilities Finance Corp.	5.00%	11/15/2021	1,262,644
1,185,000	Tarrant County Texas Cultural Education Facilities Finance Corp.	5.00%	11/15/2022	1,348,945
5,000,000	Tobacco Settlement Authority	5.00%	06/01/2017	5,080,100
1,115,000	Tobacco Settlement Authority	5.25%	06/01/2032	1,230,235
2,000,000	Tobacco Settlement Financing Corp.	5.00%	06/01/2017	2,032,320
3,735,000	Tobacco Settlement Financing Corp.	5.00%	05/15/2019	3,968,101
1,000,000	Tulare California Public Financing Authority	5.38%	04/01/2035	1,043,910
820,000	Vigo, County of Indiana	2.00%	01/15/2017	820,344
830,000	Vigo, County of Indiana	2.00%	07/15/2017	833,677
2,000,000	Waco Texas Educational Finance Corp.	5.00%	03/01/2028	2,080,500
5,000,000	Washington Convention & Sports Authority	5.00%	10/01/2025	5,016,050

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Tax Exempt Bond Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $

Municipal Bonds — (Continued)

Revenue Bonds — (Continued)
1,000,000	Washington State Housing Finance Commission^	4.00%	01/01/2026	961,530
1,000,000	Washington State Housing Finance Commission	5.63%	01/01/2027	1,000,140
2,655,000	Washington State Housing Finance Commission^	5.00%	01/01/2031	2,712,242
1,505,000	Washoe, County of Nevada	5.00%	02/01/2043	1,588,377
1,500,000	Wayne County Michigan Airport	5.00%	12/01/2022	1,550,190
970,000	Wayne County Michigan Airport	5.75%	12/01/2024	1,041,159
2,500,000	Wayne County Michigan Airport	4.50%	12/01/2024	2,568,550
2,115,000	Western Riverside Water & Wastewater Financing Authority	5.00%	09/01/2029	2,404,226
1,610,000	Wisconsin Health & Educational Facilities Authority	5.00%	05/01/2027	1,765,011
1,730,000	Wisconsin Health & Educational Facilities Authority	5.00%	08/15/2028	1,899,644
650,000	Wisconsin Health & Educational Facilities Authority	5.00%	09/15/2037	676,442
2,000,000	Wisconsin, State of	5.75%	05/01/2033	2,172,240
400,000	Yamhill County Oregon Hospital Authority	4.00%	11/15/2026	390,032
480,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2031	499,680
460,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2036	471,804
1,085,000	Yamhill County Oregon Hospital Authority	5.00%	11/15/2046	1,079,098
				210,098,972
Total Municipal Bonds (Cost $240,729,217)				237,023,003

Short-Term Investments — 0.8%

Money Market Funds — 0.8%
1,920,837	First American Treasury Obligations Fund — Class Z, 0.39%*			1,920,837
Total Short-Term Investments (Cost $1,920,837)				1,920,837
Total Investments — 98.7% (Cost $242,650,054)				238,943,840
Other Assets in Excess of Liabilities — 1.3%				3,103,529
NET ASSETS — 100.0%				$242,047,369

PORTFOLIO HOLDINGS
% of Net Assets
Revenue Bonds	86.8%
General Obligation Bonds	11.1%
Money Market Funds	0.8%
Other Assets and Liabilities	1.3%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2016.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2016, the value of these securities amounted to $3,673,772 or 1.5% of net assets.

*	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory Mortgage Securities Fund Institutional Shares (the “Fund”) was down 1.88%. This was somewhat behind the Fund’s benchmark, the Bloomberg Barclays Mortgage Backed Securities Index (the “Index”), which was down 1.39%.

The Fund’s investment process centers on prepayment analysis to identify mortgage-related bonds we believe will enjoy slower principal payment speeds. Over time, slower repayments result in more interest earned by investors which should, in turn, result in more total return.

Finding mortgage pools paying more slowly involves looking for loans where the borrower has a reduced incentive to refinance. This includes loans with smaller loan balances, lower equity, recent purchases, etc. During this period, the Fund’s holdings in mortgage pass-throughs were slower than a coupon-matched average of generic mortgage-backed securities every month. The Conditional Prepayment Rate (CPR) for our pools averaged 11.7 during the period vs. 20.0 for coupon-matched generics. Our positions have paid more slowly than the average mortgage of the same underlying rate each month for the last two years.

While in the long term, we strongly believe this is the best way to outperform in mortgages; whereas in the short term, interest rate fluctuations can dominate. In this case, our more creative pools came into this period more highly valued than other bonds. When rates rose meaningfully in the fourth quarter, this slightly reduced the premium our positions commanded vs. the average mortgage.

Even if rates stay this high, or go higher, we believe our prepayment analysis process should still provide us the opportunity for long-term Index outperformance. Even amid rising yields, the vast majority of mortgages are still trading above par, meaning slower repayment remains to investors’ advantage. The rising rates have also presented us the opportunity to buy new positions at more attractive prices.

We intend to stick to our core process of analyzing each loan and assessing the borrower’s incentives with the loan. We strongly believe in the long-term advantages of this approach.

Sincerely,

Thomas D.D. Graff, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset-Backed and Mortgage-Backed securities include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Certain fixed income securities held by the Fund may be difficult (or impossible) to sell at the time and at the price the Adviser would like. As a result, the Fund may have to hold these securities longer than it would like and may forego other investment opportunities. Issuers may experience an acceleration in prepayments of mortgage loans or other receivables backing the issuers’ fixed income securities when interest rates decline, which can shorten the maturity of the security, force the Fund to invest in securities with lower interest rates, and reduce the Fund’s return. Issuers may decrease prepayments of principal when interest rates increase, extending the maturity of a fixed income security and causing the value of the security to decline. Investing involves risk. Principal loss is possible. Investors should consult a tax professional for advice and information concerning the tax features of mortgage backed securities and fixed coupon bonds. Mortgage-backed securities (MBS) are bonds secured by a mortgage or collection of mortgages. Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — 109.6%
1,900,000	BAMLL Commercial Mortgage Securities, Series 2013-DSNY#^	1.75%	09/15/2026	1,902,076
1,000,000	Cosmopolitan Hotel Trust, Series 2016-COSMO#^	2.10%	11/15/2033	1,006,318
250,000	Cosmopolitan Hotel Trust, Series 2016-COSMO#^	2.80%	11/15/2033	251,611
250,000	Cosmopolitan Hotel Trust, Series 2016-COSMO#^	3.35%	11/15/2033	251,956
1,600,000	CSMC Trust, Series 2014-TIKI#^	1.60%	09/15/2038	1,590,289
86,418	Federal Home Loan Banks, Series MI-2017	4.78%	01/25/2017	86,445
14,000,000	FHLMC Gold, 2.5%, Due TBA January	2.50%	01/15/2032	14,026,250
11,000,000	FHLMC Gold, 3.0%, Due TBA January	3.00%	01/15/2032	11,287,952
22,000,000	FHLMC Gold, 3.0%, Due TBA January	3.00%	01/15/2047	21,847,156
32	FHLMC PC, Pool# G1-1357	5.50%	01/01/2018	32
326	FHLMC PC, Pool# E0-1488	5.00%	10/01/2018	334
175	FHLMC PC, Pool# C9-0242	6.00%	12/01/2018	197
6,281	FHLMC PC, Pool# G1-1778	5.50%	10/01/2020	6,620
159	FHLMC PC, Pool# G1-1924	5.50%	03/01/2021	168
542	FHLMC PC, Pool# C9-0428	6.00%	03/01/2021	613
54	FHLMC PC, Pool# J0-1540	5.00%	04/01/2021	56
612	FHLMC PC, Pool# G1-2110	5.50%	06/01/2021	649
729	FHLMC PC, Pool# G1-2522	5.00%	02/01/2022	774
1,242	FHLMC PC, Pool# G1-2600	5.50%	03/01/2022	1,323
847	FHLMC PC, Pool# G1-2710	5.50%	07/01/2022	908
42	FHLMC PC, Pool# 84-5640#	2.66%	08/01/2023	43
13,729	FHLMC PC, Pool# G1-3584	4.50%	06/01/2024	14,540
29,361	FHLMC PC, Pool# J1-1196	4.50%	11/01/2024	30,827
1,557,498	FHLMC PC, Pool# J3-2596	3.50%	08/01/2030	1,630,320
1,109,697	FHLMC PC, Pool# J3-2643	3.50%	09/01/2030	1,161,640
51	FHLMC PC, Pool# G0-1317	7.00%	10/01/2031	57
5	FHLMC PC, Pool# C5-8701	7.00%	10/01/2031	5
34	FHLMC PC, Pool# G0-1391	7.00%	04/01/2032	40
166,526	FHLMC PC, Pool# 1B0889#	2.77%	05/01/2033	175,471
14,567	FHLMC PC, Pool# 1B-1275#	3.17%	10/01/2033	15,526
85,540	FHLMC PC, Pool# 1J0203#	2.78%	04/01/2035	90,749
806	FHLMC PC, Pool# A4-6671	5.00%	08/01/2035	883
1,056	FHLMC PC, Pool# G0-8079	5.00%	09/01/2035	1,150
8,464	FHLMC PC, Pool# 1B-3950#	3.42%	11/01/2035	8,490
2,058,173	FHLMC PC, Pool# K9-3365	3.50%	11/01/2035	2,136,457
1,098,683	FHLMC PC, Pool# K9-3349	4.00%	11/01/2035	1,168,225
66,309	FHLMC PC, Pool# 1L-1263#	2.88%	03/01/2036	70,021
6,553	FHLMC PC, Pool# 1J-1317#	2.90%	04/01/2036	6,956
3,175	FHLMC PC, Pool# 1G-2408#	2.69%	06/01/2036	3,374
10,259	FHLMC PC, Pool# 84-7625#	2.60%	07/01/2036	10,693
6,565	FHLMC PC, Pool# G0-2274	5.00%	07/01/2036	7,178
337	FHLMC PC, Pool# A5-9220	5.00%	04/01/2037	369
245,581	FHLMC PC, Pool# B3-1917	5.10%	04/01/2037	268,155
256,073	FHLMC PC, Pool# B3-1976	5.10%	05/01/2037	279,505
93,244	FHLMC PC, Pool# B3-1950	5.10%	05/01/2037	101,859
187,963	FHLMC PC, Pool# B3-2000	5.10%	06/01/2037	205,165
106,254	FHLMC PC, Pool# B3-2032	5.10%	07/01/2037	115,986
204,449	FHLMC PC, Pool# U3-0471	5.10%	07/01/2037	223,183
5,670	FHLMC PC, Pool# 1J-0573#	3.22%	08/01/2037	6,030
442,318	FHLMC PC, Pool# U3-0681	5.10%	09/01/2037	484,787
84,858	FHLMC PC, Pool# U3-0606	5.10%	09/01/2037	92,678
93,342	FHLMC PC, Pool# U3-0800	5.10%	11/01/2037	101,885
4,329	FHLMC PC, Pool# 1B-4292#	2.66%	09/01/2038	4,497
125,344	FHLMC PC, Pool# U3-2470	5.10%	11/01/2038	136,869
1,812,284	FHLMC PC, Pool# A8-4677	4.50%	02/01/2039	1,951,742
132,066	FHLMC PC, Pool# A8-9112	4.50%	10/01/2039	141,877

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
266,155	FHLMC PC, Pool# Q0-3759	3.50%	10/01/2041	274,052
3,454,520	FHLMC PC, Pool# G0-7289	3.00%	11/01/2042	3,454,192
879,752	FHLMC PC, Pool# Q3-8585	4.00%	10/01/2043	928,932
912,658	FHLMC PC, Pool# Q2-6108	5.00%	05/01/2044	996,319
1,823,018	FHLMC PC, Pool# Q3-8701	4.00%	02/01/2046	1,917,165
2,190,382	FHLMC PC, Pool# Q3-9216	4.00%	03/01/2046	2,303,629
1,486,629	FHLMC PC, Pool# Q3-9840	3.50%	04/01/2046	1,525,914
2,478,487	FHLMC PC, Pool# Q3-9868	4.00%	04/01/2046	2,606,337
1,971,816	FHLMC PC, Pool# Q4-0104	4.00%	04/01/2046	2,073,497
1,330,653	FHLMC PC, Pool# Q4-1122	4.50%	04/01/2046	1,431,822
1,287,853	FHLMC PC, Pool# Q3-9870	4.50%	04/01/2046	1,385,483
1,742,814	FHLMC PC, Pool# Q4-0481	3.50%	05/01/2046	1,787,845
2,503,677	FHLMC PC, Pool# Q4-0444	4.00%	05/01/2046	2,632,968
3,305,305	FHLMC PC, Pool# Q4-1006	3.50%	06/01/2046	3,390,766
1,335,711	FHLMC PC, Pool# Q4-1628	3.50%	07/01/2046	1,369,437
1,116,154	FHLMC PC, Pool# Q4-3432	4.00%	07/01/2046	1,173,861
3,804,971	FHLMC PC, Pool# Q4-2947	3.50%	09/01/2046	3,901,052
1,072,445	FHLMC PC, Pool# Q4-2915	3.50%	09/01/2046	1,099,523
2,877,569	FHLMC PC, Pool# Q4-3619	3.50%	10/01/2046	2,950,232
121,071	FHLMC REMIC, Series 3571	4.00%	09/15/2024	127,415
323,598	FHLMC REMIC, Series 3878	3.00%	04/15/2041	330,003
2,541,401	FHLMC REMIC, Series 4015~	4.00%	11/15/2039	366,189
1,740,460	FHLMC REMIC, Series 4092~	3.00%	09/15/2031	175,832
1,687,224	FHLMC REMIC, Series 4126~	3.50%	05/15/2041	217,772
1,943,640	FHLMC REMIC, Series 4144	2.50%	12/15/2042	1,710,829
2,292,400	FHLMC REMIC, Series 4153	2.50%	01/15/2043	1,997,955
2,583,344	FHLMC REMIC, Series 4309~	3.00%	08/15/2039	348,975
8,299,691	FHLMC REMIC, Series 4318~	2.50%	08/15/2022	465,168
6,809,826	FHLMC REMIC, Series 4329~	2.50%	01/15/2023	420,990
13,912,248	FHLMC REMIC, Series 4495	2.50%	07/15/2045	13,578,351
4,994,220	FHLMC REMIC, Series 4495~	3.50%	07/15/2045	946,635
750,000	FHLMC SCRTT, Series 2016-1#^	3.00%	09/25/2055	699,212
27,910,019	FHMS, Series K-046#~	0.38%	03/25/2025	742,599
7,157,585	FHMS, Series K-055#~	1.37%	03/25/2026	704,320
7,672,225	FHMS, Series K-056#~	1.27%	05/25/2026	701,350
6,747,552	FHMS, Series K-057#~	1.19%	07/25/2026	594,382
5,456,917	FHMS, Series K-058#~	0.93%	08/25/2026	383,736
23,368,042	FHMS, Series K-059#~	0.32%	09/25/2026	597,776
2,624,393	FHMS, Series K-060#~	1.89%	12/25/2044	352,629
16,296,831	FHMS, Series K-721#~	0.34%	08/25/2022	267,949
10,563,663	FHMS, Series K-722#~	1.31%	03/25/2023	701,216
16,497,829	FHMS, Series K-723#~	0.96%	08/25/2023	858,577
35	FNMA, Pool# 555013	5.50%	11/01/2017	35
84	FNMA, Pool# 725544	5.50%	12/01/2017	84
5,332	FNMA, Pool# 763020	3.50%	08/01/2018	5,556
19,395	FNMA, Pool# 744697	4.50%	10/01/2018	19,942
4,839	FNMA, Pool# 725185	5.00%	02/01/2019	4,988
15,885	FNMA, Pool# 803941#	3.44%	11/01/2019	16,085
6,534	FNMA, Pool# 255626	5.00%	03/01/2020	6,832
47,355	FNMA, Pool# 970382	4.50%	03/01/2023	49,625
676	FNMA, Pool# 303585	7.00%	10/01/2025	747
874	FNMA, Pool# 303713	6.50%	02/01/2026	989
1,543,166	FNMA, Pool# AS6915	3.50%	09/01/2026	1,632,212
11,570	FNMA, Pool# 539082	7.00%	08/01/2028	11,682
1,049,402	FNMA, Pool# AS5354	3.50%	01/01/2030	1,094,393
1,002,048	FNMA, Pool# BC2004	3.00%	05/01/2031	1,029,493

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
2,682	FNMA, Pool# 592751	7.00%	06/01/2031	2,816
7,867	FNMA, Pool# 625536	6.00%	01/01/2032	8,911
37,166	FNMA, Pool# 628837	6.50%	03/01/2032	42,081
573	FNMA, Pool# 555531	5.50%	06/01/2033	642
695	FNMA, Pool# 555591	5.50%	07/01/2033	779
37,588	FNMA, Pool# 748643#	2.45%	09/01/2033	39,200
752	FNMA, Pool# 555876	5.50%	10/01/2033	850
54,581	FNMA, Pool# 744805#	2.77%	11/01/2033	55,568
33,398	FNMA, Pool# 741373#	2.78%	12/01/2033	34,682
80,321	FNMA, Pool# 764342#	2.40%	02/01/2034	83,059
2,255	FNMA, Pool# 725424	5.50%	04/01/2034	2,530
1,015	FNMA, Pool# 735022	5.50%	12/01/2034	1,135
29,953	FNMA, Pool# 796283	5.50%	12/01/2034	33,332
8,655	FNMA, Pool# 735263#	2.77%	01/01/2035	9,081
2,653	FNMA, Pool# 821252#	2.61%	05/01/2035	2,777
829	FNMA, Pool# 255706	5.50%	05/01/2035	921
61	FNMA, Pool# 735580	5.00%	06/01/2035	66
160,478	FNMA, Pool# 836335#	2.30%	10/01/2035	160,713
119,955	FNMA, Pool# 836715#	2.61%	10/01/2035	120,346
6,829	FNMA, Pool# 851372#	3.05%	12/01/2035	7,208
1,098	FNMA, Pool# 256022	5.50%	12/01/2035	1,227
110	FNMA, Pool# 849496	5.50%	12/01/2035	122
12,706	FNMA, Pool# 848817	5.00%	01/01/2036	13,844
756	FNMA, Pool# 845341	5.50%	01/01/2036	846
1,311	FNMA, Pool# 256059	5.50%	01/01/2036	1,466
2,550	FNMA, Pool# 880371#	3.04%	02/01/2036	2,697
49,879	FNMA, Pool# 865849#	2.58%	03/01/2036	51,708
4,507	FNMA, Pool# 891332#	2.81%	04/01/2036	4,733
2,888	FNMA, Pool# 745480#	2.96%	04/01/2036	3,030
85,858	FNMA, Pool# 882017#	2.81%	05/01/2036	89,338
3,036	FNMA, Pool# 901006#	2.44%	09/01/2036	3,223
8,492	FNMA, Pool# 902188#	3.26%	11/01/2036	8,943
162	FNMA, Pool# 905690	5.50%	12/01/2036	180
88,513	FNMA, Pool# 888445#	2.62%	04/01/2037	95,047
10,959	FNMA, Pool# 888463#	5.36%	05/01/2037	11,085
320	FNMA, Pool# 960392	5.50%	12/01/2037	356
5,191	FNMA, Pool# 933628#	2.88%	07/01/2038	5,407
3,787	FNMA, Pool# 965185#	2.27%	09/01/2038	3,980
4,733,643	FNMA, Pool# AS2249	4.00%	04/01/2039	4,985,545
13,254	FNMA, Pool# AC4824#	3.08%	10/01/2039	13,960
8,165	FNMA, Pool# AH4794	5.00%	02/01/2041	8,968
18,760	FNMA, Pool# AI1170	5.00%	04/01/2041	20,492
3,483,567	FNMA, Pool# AL6768	6.00%	05/01/2041	3,946,330
1,070,116	FNMA, Pool# AW7425	5.00%	01/01/2042	1,166,698
514,615	FNMA, Pool# MA1065	4.00%	05/01/2042	541,209
776,383	FNMA, Pool# AO7724	4.50%	06/01/2042	838,207
14,272	FNMA, Pool# AR1150	3.00%	01/01/2043	14,272
3,039,956	FNMA, Pool# AR6379	3.00%	02/01/2043	3,036,588
1,431,178	FNMA, Pool# AB8711	3.00%	03/01/2043	1,431,218
1,056,587	FNMA, Pool# BC1738	4.50%	09/01/2043	1,143,397
1,630,513	FNMA, Pool# BD5926	3.50%	08/01/2046	1,673,265
2,349,101	FNMA, Pool# AU6230	5.00%	09/01/2043	2,567,056
927,271	FNMA, Pool# AV5309	4.00%	12/01/2043	975,985
808,939	FNMA, Pool# AS1429	4.00%	12/01/2043	852,595
633,359	FNMA, Pool# AV7739	4.00%	01/01/2044	667,246
2,656,584	FNMA, Pool# BC1737	4.00%	01/01/2044	2,798,809
The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
1,288,381	FNMA, Pool# AW0998	4.00%	05/01/2044	1,358,038
1,175,379	FNMA, Pool# AW6485	4.00%	06/01/2044	1,240,782
1,331,578	FNMA, Pool# AS2985	4.00%	08/01/2044	1,404,624
1,117,671	FNMA, Pool# AY0382	4.00%	11/01/2044	1,165,855
205,626	FNMA, Pool# AY1007	4.00%	02/01/2045	216,445
1,557,062	FNMA, Pool# AY0677	3.50%	03/01/2045	1,602,582
1,049,531	FNMA, Pool# AW9534	4.00%	03/01/2045	1,107,689
1,829,818	FNMA, Pool# AZ2000	3.50%	05/01/2045	1,883,332
973,780	FNMA, Pool# AZ4154	4.00%	06/01/2045	1,029,362
686,359	FNMA, Pool# AZ8061	4.00%	08/01/2045	722,588
3,569,610	FNMA, Pool# AZ7828	4.00%	08/01/2045	3,757,199
2,400,372	FNMA, Pool# AZ8218	4.00%	08/01/2045	2,526,662
290,345	FNMA, Pool# AZ1494	4.00%	09/01/2045	305,960
1,732,985	FNMA, Pool# AZ7073	4.00%	09/01/2045	1,826,608
310,504	FNMA, Pool# BA2936	4.00%	10/01/2045	327,264
1,917,374	FNMA, Pool# BA6225	4.00%	10/01/2045	2,036,139
1,748,381	FNMA, Pool# BA3674	4.50%	10/01/2045	1,887,394
1,049,330	FNMA, Pool# AZ5035	4.50%	10/01/2045	1,129,851
2,594,058	FNMA, Pool# AZ7081	3.50%	11/01/2045	2,669,291
2,185,768	FNMA, Pool# BA5436	3.50%	11/01/2045	2,245,272
1,257,553	FNMA, Pool# BC3849	4.00%	11/01/2045	1,325,026
1,403,941	FNMA, Pool# BA5582	3.50%	12/01/2045	1,440,713
555,880	FNMA, Pool# BA5579	3.50%	12/01/2045	570,437
1,321,209	FNMA, Pool# BA5469	3.50%	12/01/2045	1,358,527
1,362,480	FNMA, Pool# AZ5003	4.00%	12/01/2045	1,434,177
1,715,989	FNMA, Pool# BA5583	3.50%	01/01/2046	1,768,816
1,437,573	FNMA, Pool# BA5584	3.50%	01/01/2046	1,479,277
1,595,485	FNMA, Pool# BA5587	4.00%	01/01/2046	1,687,078
1,344,697	FNMA, Pool# BC2159	4.00%	01/01/2046	1,417,660
2,042,131	FNMA, Pool# BA7237	4.00%	01/01/2046	2,155,989
2,160,539	FNMA, Pool# BC3871	3.50%	02/01/2046	2,217,179
2,970,883	FNMA, Pool# BC1230	3.50%	02/01/2046	3,051,790
1,346,632	FNMA, Pool# BC1231	4.00%	02/01/2046	1,424,364
1,084,073	FNMA, Pool# BA5510	4.00%	02/01/2046	1,144,574
972,448	FNMA, Pool# BC7884	4.00%	02/01/2046	1,024,141
1,083,989	FNMA, Pool# BC6366	4.50%	02/01/2046	1,168,504
5,038,550	FNMA, Pool# AL8256	3.00%	03/01/2046	5,038,690
2,427,078	FNMA, Pool# BC5066	3.50%	03/01/2046	2,490,600
682,878	FNMA, Pool# BC3387	3.50%	03/01/2046	701,126
2,400,353	FNMA, Pool# BC1236	3.50%	03/01/2046	2,463,255
874,209	FNMA, Pool# BC2913	4.00%	03/01/2046	920,252
999,957	FNMA, Pool# BC5323	4.00%	03/01/2046	1,054,317
1,703,334	FNMA, Pool# BC4621	4.00%	03/01/2046	1,794,098
998,499	FNMA, Pool# AZ0757	4.00%	03/01/2046	1,051,140
1,821,000	FNMA, Pool# BC5599	4.00%	03/01/2046	1,917,075
1,409,635	FNMA, Pool# BC6557	3.50%	04/01/2046	1,446,587
1,081,484	FNMA, Pool# BC1240	3.50%	04/01/2046	1,112,034
1,436,760	FNMA, Pool# BC7881	3.50%	04/01/2046	1,474,382
2,312,150	FNMA, Pool# BC1241	3.50%	04/01/2046	2,372,759
1,176,033	FNMA, Pool# BC6771	4.50%	04/01/2046	1,266,285
1,580,408	FNMA, Pool# BC9451	3.50%	05/01/2046	1,622,721
1,168,939	FNMA, Pool# BC9463	4.00%	05/01/2046	1,232,640
2,207,922	FNMA, Pool# BC8680	4.50%	05/01/2046	2,380,540
1,376,584	FNMA, Pool# BD1370	3.50%	06/01/2046	1,413,474
3,453,501	FNMA, Pool# BD1382	4.00%	06/01/2046	3,635,784
1,650,976	FNMA, Pool# BD1026	4.00%	06/01/2046	1,738,118

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
2,577,650	FNMA, Pool# BD2955	3.50%	07/01/2046	2,646,728
1,037,644	FNMA, Pool# BD2775	4.00%	07/01/2046	1,096,140
3,581,982	FNMA, Pool# BD2778	4.50%	07/01/2046	3,862,305
2,017,106	FNMA, Pool# BD3951	3.00%	08/01/2046	2,007,781
1,406,090	FNMA, Pool# BD5455	3.50%	08/01/2046	1,443,825
1,913,232	FNMA, Pool# BD4899	4.50%	08/01/2046	2,063,012
1,095,413	FNMA, Pool# BD7530	4.50%	09/01/2046	1,183,535
1,085,132	FNMA, Pool# BD7779	4.00%	08/01/2046	1,143,598
1,448,909	FNMA, Pool# BE0297	3.50%	09/01/2046	1,487,791
1,170,977	FNMA, Pool# BD3965	3.50%	09/01/2046	1,203,131
1,564,199	FNMA, Pool# BC7285	3.50%	10/01/2046	1,605,694
7,120,802	FNMA, Pool# BE0334	3.50%	10/01/2046	7,307,491
5,953,684	FNMA, Pool# BE1934	3.50%	11/01/2046	6,109,779
1,830,293	FNMA, Pool# BE4515	4.50%	12/01/2046	1,979,227
4,363,116	FNMA, Pool# BE4230	4.50%	12/01/2046	4,718,147
2,519,169	FNMA, Pool# BD9335	4.50%	10/01/2046	2,716,387
113,858	FNMA REMIC Trust, Series 2003-122	4.00%	12/25/2018	115,890
60	FNMA REMIC Trust, Series 1990-105	6.50%	09/25/2020	63
7,615	FNMA REMIC Trust, Series 2012-1	1.75%	12/25/2021	7,647
74,823	FNMA REMIC Trust, Series 2011-18	4.00%	10/25/2025	74,822
3,842,567	FNMA REMIC Trust, Series 2012-139~	2.50%	12/25/2027	352,434
269,684	FNMA REMIC Trust, Series 2013-15~	3.00%	03/25/2028	26,110
11,200,617	FNMA REMIC Trust, Series 2014-14~	3.00%	04/25/2031	894,081
3,678,292	FNMA REMIC Trust, Series 2013-115~	3.00%	04/25/2031	503,212
8,745,310	FNMA REMIC Trust, Series 2013-104~	3.00%	08/25/2032	769,474
408,074	FNMA REMIC Trust, Series 2012-10#	1.31%	02/25/2042	408,873
1,843,934	FNMA REMIC Trust, Series 2013-34~	3.00%	05/25/2042	286,974
1,514,662	FNMA REMIC Trust, Series 2012-99~	4.50%	05/25/2042	269,476
15,599	FNMA REMIC Trust, Series 2003-W10	4.30%	06/25/2043	16,384
5,257	FNMA REMIC Trust, Series 2003-W12	4.48%	06/25/2043	5,549
31,540	FNMA REMIC Trust, Series 2003-W12	4.55%	06/25/2043	33,871
17,550	FNMA REMIC Trust, Series 2003-W12	4.68%	06/25/2043	18,659
20,475	FNMA REMIC Trust, Series 2003-W12	5.00%	06/25/2043	21,940
1,451,793	FNMA REMIC Trust, Series 2015-40~	4.50%	03/25/2045	320,509
14,500,000	FNMA, 2.5%, Due TBA January	2.50%	01/15/2032	14,524,072
11,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2032	11,288,750
25,000,000	FNMA, 3.0%, Due TBA January	3.00%	01/15/2047	24,837,298
5,754,464	Freddie Mac STACR Debt Notes, Series 2014-DN2#	2.23%	04/25/2024	5,803,286
2,694,697	Freddie Mac STACR Debt Notes, Series 2015-HQ2#	1.68%	05/27/2025	2,699,345
2,038,227	Freddie Mac STACR Debt Notes, Series 2015-DNA1#	1.48%	10/25/2027	2,039,754
1,400,000	FREMF Mortgage, Series 2016-K723#	3.58%	10/25/2039	1,304,679
900,000	FREMF Mortgage, Series 2011-K703#^	5.05%	07/25/2044	931,778
2,896,068	FREMF Mortgage, Series 2013-K712#^	3.36%	05/25/2045	2,942,973
2,790,963	FREMF Mortgage, Series 2012-K19#^	4.17%	05/25/2045	2,912,746
5,000,000	FREMF Mortgage, Series 2012-K711#^	3.56%	08/25/2045	5,093,399
600,000	FREMF Mortgage, Series 2013-K713#^	3.17%	04/25/2046	605,248
7	GNMA, Pool# 781403X	6.00%	02/15/2017	7
3,585	GNMA, Pool# 595167X	5.50%	11/15/2017	3,620
2,275	GNMA, Pool# 552929X	5.00%	12/15/2017	2,303
817	GNMA, Pool# 607669X	5.00%	02/15/2018	831
2,738	GNMA, Pool# 594102X	4.50%	09/15/2018	2,798
7,829	GNMA, Pool# 780576X	7.00%	12/15/2022	8,719
33,669	GNMA, Pool# 723460X	4.00%	12/15/2024	35,200
1,250	GNMA, Pool# 780195X	8.00%	07/15/2025	1,424
12,404	GNMA, Pool# 487110	6.50%	04/15/2029	14,243
334	GNMA, Pool# 536231X	9.00%	07/15/2030	336

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (Continued)
5,029	GNMA, Pool# 571166	7.00%	08/15/2031	5,179
3,976	GNMA, Pool# 004017M	6.00%	08/20/2037	4,508
3,527	GNMA, Pool# 565240X	6.50%	09/15/2037	4,033
3,925	GNMA, Pool# 676322X	7.00%	09/15/2037	4,245
10,203	GNMA, Pool# 646058X	6.00%	11/15/2037	11,576
104,562	GNMA, Pool# 706295C	5.10%	12/20/2038	112,962
108,983	GNMA, Pool# 706155C	5.10%	03/20/2039	117,724
10,771	GNMA REMIC Trust, Series 201-03	3.00%	01/16/2027	11,102
1,240,097	GNMA REMIC Trust, Series 2013-168~	2.50%	11/16/2028	110,681
798	GNMA REMIC Trust, Series 2003-97	4.50%	03/20/2033	825
682,000	GNMA REMIC Trust, Series 2011-156	2.00%	04/20/2040	551,915
831,612	GNMA REMIC Trust, Series 2012-97	2.00%	08/16/2042	704,312
528,279	GNMA REMIC Trust, Series 2011-121#	1.11%	03/16/2043	523,522
725,000	GNMA REMIC Trust, Series 2012-44	2.95%	08/16/2043	723,495
4,997,693	GNMA REMIC Trust, Series 2014-135#~	0.86%	01/16/2056	278,938
5,337,426	GNMA REMIC Trust, Series 2015-172#~	0.98%	03/16/2057	382,421
7,119,970	GNMA REMIC Trust, Series 2016-40#~	0.82%	07/16/2057	469,378
5,673,299	GNMA REMIC Trust, Series 2016-56#~	1.01%	11/16/2057	453,973
6,415,436	GNMA REMIC Trust, Series 2016-127#~	0.96%	05/16/2058	512,344
6,227,921	GNMA REMIC Trust, Series 2016-98#~	0.98%	05/16/2058	487,150
5,864,138	GNMA REMIC Trust, Series 2016-110#~	1.05%	05/16/2058	474,960
7,000,000	GNMA II, 3.0%, Due TBA January	3.00%	01/15/2047	7,088,183
14,000,000	GNMA II, 3.5%, Due TBA January	3.50%	01/15/2047	14,554,258
1,100,000	JPMCC, Series 2016-ASH#^	2.20%	10/15/2034	1,101,414
Total Mortgage Backed Securities (Cost $405,709,685)				401,539,789

Asset Backed Securities — 12.7%
734,949	Aircraft Certificate Owner Trust, Series 2003^	7.00%	09/20/2022	776,290
338,000	American Credit Acceptance Receivables Trust, Series 2015-1 C^	4.29%	04/12/2021	344,026
650,000	American Credit Acceptance Receivables Trust, Series 2014-1 D^	5.20%	04/12/2021	658,009
64,022	AmeriCredit Automobile Receivables Trust, Series 2012-4 C	1.93%	08/08/2018	64,025
22,223	AmeriCredit Automobile Receivables Trust, Series 2012-5 C	1.69%	11/08/2018	22,225
199,560	AmeriCredit Automobile Receivables Trust, Series 2014-2 A-3	0.94%	02/08/2019	199,401
1,071,549	AmeriCredit Automobile Receivables Trust, Series 2016-1 A-2-A	1.52%	06/10/2019	1,072,795
3,000,000	AmeriCredit Automobile Receivables Trust, Series 2013-5 C	2.29%	11/08/2019	3,013,370
1,000,000	AmeriCredit Automobile Receivables Trust, Series 2013-4 C	2.72%	09/09/2019	1,006,767
250,000	Anchorage Capital CLO, Ltd.#^	2.28%	10/15/2026	250,143
250,000	Ares XXXI CLO, Ltd., Series 2014-31#^	2.27%	08/28/2025	250,018
250,000	Atlas Senior Loan Fund VI, Ltd., Series A#^	2.22%	10/15/2026	250,094
220,000	Babson CLO, Ltd., Series 2014-I#^	2.37%	07/20/2025	220,012
84,787	Capital Auto Receivables Asset Trust, Series 2014-2 A-3	1.26%	05/21/2018	84,796
250,000	Carlyle Global Market Strategies CLO, Ltd., Series FLT#^	2.19%	07/27/2026	250,069
850,043	Continental Airlines Trust, Series 2000-1 A-1	8.05%	05/01/2022	945,673
727,774	CPS Auto Receivables Trust, Series 2016-D^	1.50%	06/15/2020	727,225
207,745	CPS Auto Receivables Trust, Series 2014-B^	1.11%	11/15/2018	207,574
798,584	Drive Auto Receivables Trust, Series 2016-C^	0.90%	12/15/2017	798,592
230,000	Dryden Senior Loan Fund, Series 2015-37#^	2.38%	04/15/2027	230,573
759,000	DT Auto Owner Trust, Series 2016-1^	2.79%	05/15/2020	763,707
683,871	Exeter Automobile Receivables Trust, Series 2015-2^	1.54%	11/15/2019	684,054
1,221,706	Exeter Automobile Receivables Trust, Series 2016-3^	1.84%	11/16/2020	1,220,291
1,500,000	Finn Square CLO, Ltd.#^	4.46%	12/24/2023	1,498,925
3,000,000	Highbridge Loan Management, Series 6a-2015 C#^	3.95%	05/05/2027	3,006,972
217,046	Hilton Grand Vacations Trust, Series 2013-A^	2.28%	01/25/2026	215,351
232,725	Hilton Grand Vacations Trust, Series 2014-A^	1.77%	11/25/2026	228,504
230,000	Limerock CLO II, Ltd., Series 2014-2#^	2.18%	04/18/2026	230,228
490,000	Limerock CLO III LLC, Series 2014-3#^	2.41%	10/20/2026	490,017
325,566	MMAF Equipment Finance LLC, Series 2012-A^	1.35%	10/10/2018	325,540

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Par
Value/Shares	Security Description	Rate	Maturity	Value $
Asset Backed Securities — (Continued)
46,715	MMAF Equipment Finance LLC, Series 2013-A^	1.03%	12/11/2017	46,712
100,000	MMAF Equipment Finance LLC, Series 2013-A^	1.68%	05/11/2020	100,118
379,938	MMAF Equipment Finance LLC, Series 2015-A^	1.39%	10/16/2019	379,364
226,072	MVW Owner Trust, Series 2013-1^	2.15%	04/22/2030	224,029
756,732	MVW Owner Trust, Series 2016-1^	2.25%	12/20/2033	742,414
713,896	Orange Lake Timeshare Trust, Series 2016-A^	2.61%	03/08/2029	704,212
772,911	Oscar U.S. Funding Trust IV, Series 2016-4#^	2.24%	07/15/2020	777,896
325,000	Oscar U.S. Funding Trust V, Series 2016-5#^	1.94%	11/15/2019	325,708
330,727	Prestige Auto Receivables Trust, Series 2016-1 A-2^	1.78%	04/15/2019	331,233
2,200,000	Prestige Auto Receivables Trust, Series 2014-1 B^	1.91%	04/15/2020	2,205,221
760,000	Prestige Auto Receivables Trust, Series 2016-1 A-3^	1.99%	06/15/2020	761,631
254,000	Prestige Auto Receivables Trust, Series 2016-1 B^	2.98%	11/16/2020	256,792
285,000	Prestige Auto Receivables Trust, Series 2015-1 B^	2.04%	04/15/2021	286,068
350,260	Santander Drive Auto Receivables Trust, Series 2014-3	1.45%	05/15/2019	350,280
3,874,968	Santander Drive Auto Receivables Trust, Series 2013-A^	3.12%	10/15/2019	3,900,772
3,000,000	Santander Drive Auto Receivables Trust, Series 2015-1	1.97%	11/15/2019	3,006,603
90,660	Sierra Timeshare Receivables Funding Trust, Series 2014-1 A^	2.07%	03/20/2030	90,071
979,463	Sierra Timeshare Receivables Funding Trust, Series 2014-3 A^	2.30%	10/20/2031	978,174
636,779	Sierra Timeshare Receivables Funding Trust, Series 2015-1 A^	2.40%	03/20/2032	633,998
1,086,093	Sierra Timeshare Receivables Funding Trust, Series 2015-2 A^	2.43%	06/20/2032	1,085,331
837,037	Sierra Timeshare Receivables Funding Trust, Series 2015-3 A^	2.58%	09/20/2032	833,752
878,877	Sierra Timeshare Receivables Funding Trust, Series 2016-2 A^	2.33%	07/20/2033	863,934
1,327,076	Sierra Timeshare Receivables Funding Trust, Series 2016-3 A^	2.43%	10/20/2033	1,305,943
1,300,000	TCF Auto Receivables Owner Trust, Series 2016-PT1 A^	1.93%	06/15/2022	1,299,101
787,336	US Airways Pass Through Trust, Series 1999-1 A	8.36%	07/20/2020	811,940
1,030,640	VSE VOI Mortgage LLC, Series 2016-A^	2.54%	07/20/2033	1,019,980
965,000	Westlake Auto Receivables Trust 2015-1, Series C ^	2.29%	11/16/2020	967,745
335,000	Westlake Auto Receivables Trust 2016-1, Series C^	3.29%	09/15/2021	338,545
416,000	Westlake Auto Receivables Trust 2016-2, Series B^	2.30%	11/15/2019	416,491
750,000	Westlake Auto Receivables Trust 2016-3, Series B^	2.07%	12/15/2021	747,060
750,000	Westlake Auto Receivables Trust 2016-3, Series C^	2.46%	01/18/2022	744,594
Total Asset Backed Securities (Cost $46,530,907)				46,570,978

Local Government Housing Agency Bonds — 0.6%
1,685,000	Delaware State Housing Authority	2.75%	12/01/2041	1,663,651
745,000	Missouri Housing Development Commission	2.65%	11/01/2040	735,174
Total Local Government Housing Agency Bonds (Cost $2,285,863)				2,398,825

Preferred Stocks — 0.1%
15,000	AGNC Investment Corp. — Series B, 7.75%			375,150
Total Preferred Stocks (Cost $383,294)				375,150

Short-Term Investments — 8.3%

Money Market Funds — 8.3%
30,266,376	First American Treasury Obligations Fund — Class Z, 0.39%*			30,266,376
Total Short-Term Investments (Cost $30,266,376)				30,266,376
Total Investments — 131.3% (Cost $485,176,125)				481,151,118
Liabilities in Excess of Other Assets — (31.3)%				(114,690,372)
NET ASSETS — 100.0%				$366,460,746

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Mortgage Securities Fund
Schedule of Investments
December 31, 2016 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

Mortgage Backed Securities	109.6%
Asset Backed Securities	12.7%
Money Market Funds	8.3%
Local Government Housing Agency Bonds	0.6%
Preferred Stocks	0.1%
Other Assets and Liabilities	(31.3)%
100.0%

#	Variable rate security. Rate disclosed is as of December 31, 2016.
^
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2016, the value of these securities amounted to $55,282,123 or 15.1% of net assets.

~	Interest Only Security
*	Annualized seven-day yield as of December 31, 2016.

Brown Advisory Mortgage Securities Fund
Schedule of Securities Sold Short
December 31, 2016 (Unaudited)

Par Value	Security Description	Rate	Maturity	Value $

Mortgage Backed Securities — (1.7)%
6,000,000	FNMA, 4.0%, Due TBA January	4.00%	01/15/2047	$(6,308,320)
Total Mortgage Backed Securities (Proceeds $6,317,578)				$(6,308,320)

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory - WMC Strategic European Equity Fund Institutional Shares (the “Fund”) returned 0.39%, underperforming the MSCI Europe Index, the Fund’s benchmark, which returned 4.98% during the same time.

We take a bottom-up approach to building the portfolio where we aim to identify companies we believe benefit from a structural growth advantage, are competitively well-positioned and attractively valued.  This fundamental process leads us to hold certain sector over- and underweights.

The Fund’s underperformance was largely due to weak stock selection. Selection within the industrials, financials, and consumer discretionary sectors detracted most from relative performance. Positive selection within health care partially offset this negative performance. Sector allocation, a byproduct of the bottom-up stock selection process, also detracted from relative returns. The combination of the Fund’s underweight to financials and materials, along with an overweight to the consumer staples sector detracted most from relative returns. Lack of exposure to the utilities and telecommunication services sectors partially offset negative relative returns as those sectors performed poorly during the period.

Top detractors from relative returns included our positions in Heineken, Reckitt Benckiser, and Berendsen. Heineken, a global beverage producer and distributor, saw its stock pull back during the period as a result of the broader staples sell off and due to the company’s Mexican Peso exposure. We continue to like Heineken’s competitive position as one of the world’s largest global brewers with a sizeable emerging markets footprint, strong brand portfolio, and good track record of cost optimization. Reckitt Benckiser, the UK-based consumer health care and personal care provider, reported accelerated like-for-like sales growth, but reported flat sales due to currency headwinds. Berendsen, the provider of industrial laundry services for hotels, hospitals, and workwear in London and across the UK, underperformed during the period. The company issued a profit warning as a result of operational issues in the UK linen and workwear business. We believe this business segment has suffered from underinvestment under the old CEO as evidenced by the growth and margin trends over the last few years. The new CEO, however, is proactively addressing the problems outlined in their strategy update at the end of 2016.  We view the issues in this segment as temporary rather than structural and used the sharp price decline to add to our position.

Top contributors to relative returns during the period included UBS, Atlas Copco, and Cie Financiere Richemont. The portfolio also benefited from not holding benchmark constituents Novo Nordisk, Roche, Novartis, and Nestle. UBS is a Swiss company offering private banking and wealth management services. Shares rose on the back of the financials rally during the fourth quarter of 2016. The bank is one of the most well-established franchises, and the strength of its brand we view as a competitive advantage in an industry that is characterized by high barriers to entry. Atlas Copco is a Swedish global industrials group producing compressors, as well as construction and mining equipment. The company has a strong balance sheet during a period when many peers are in poor financial positions. During the period, the stock benefited from strong organic revenue growth as well as cyclical tailwinds in the industrials sector. Cie Financiere Richemont, the Swiss luxury goods group which owns several of the world’s leading luxury goods companies (Cartier and Montblanc), outperformed during the period as sales increased during the period, which was in contrast to the sharp decline registered in the first six months of the year. This improvement was primarily driven by robust local sales and tourist purchases in the United Kingdom, as well as strong jewelry sales.

We believe that we are in an environment of low economic growth and low interest rates. Even as some regions begin tapering central bank activity or, in the case of the U.S., appear set for gradual rate hike, we believe central banks will likely remain accommodative. This translates into large amounts of financial assets seeking investment and returns. This environment, in combination with uncertainty around upcoming political events, will, in our view, result in continued volatility in the equity markets during 2017. While this on the surface may create unease among market participants, as stock pickers we welcome the investment opportunity volatility creates.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
A Message to Our Shareholders
December 31, 2016

Looking forward over the medium and longer term, we are tilting our portfolio to what we believe are higher quality names while sticking to our philosophy of picking companies with long-term structural growth drivers and a favorable competitive position trading at a discount relative to the market. We are finding the opportunity set attractive at the moment and continue to find what we believe to be compelling investment ideas.

Sincerely,

C. Dirk Enderlein, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 98.6%

Belgium — 2.2%
331,365	UCB S.A.	21,201,113
Denmark — 5.1%
747,651	DSV A/S	33,203,370
313,991	H. Lundbeck A/S*	12,748,360
310,544	Spar Nord Bank A/S	3,557,267
		49,508,997
Finland — 4.3%
672,625	Kone OYJ	30,055,394
256,596	Sampo OYJ	11,470,559
		41,525,953
France — 13.2%
741,206	Altran Technologies S.A.	10,817,371
71,473	BioMerieux S.A.	10,667,786
602,291	Elior Group S.A.*	13,758,960
649,411	Elis S.A.*	11,581,003
591,859	Legrand S.A.	33,579,358
106,342	L’Oreal S.A.	19,382,523
219,616	Pernod Ricard S.A.	23,766,939
189,969	Worldline S.A.*	5,352,202
		128,906,142
Germany — 7.7%
216,936	Beiersdorf AG	18,376,245
986,397	Infineon Technologies AG	17,062,239
230,538	Merck KGaA	24,003,909
411,474	United Internet AG	16,056,788
		75,499,181
Italy — 1.9%
175,209	DiaSorin S.p.A.	10,374,435
1,575,197	OVS S.p.A.*	7,912,242
		18,286,677
Netherlands — 6.0%
377,177	Heineken NV	28,264,958
736,526	Unilever NV	30,255,737
		58,520,695
Spain — 0.9%
176,011	Viscofan S.A.	8,667,128

Sweden — 9.7%
1,078,755	Assa Abloy AB	19,960,885
940,955	Atlas Copco AB	28,545,346
1,780,063	Cloetta AB*	5,607,513
1,712,718	Sandvik AB	21,128,216
962,458	Trelleborg AB	18,899,834
		94,141,794
Switzerland — 18.6%
1,735	BELIMO Holding AG	5,246,777
350,180	Cie Financiere Richemont S.A.	23,143,590
28,971	Daetwyler Holding AG	3,935,452
58,872	Geberit AG	23,569,799
13,688	INFICON Holding AG	4,924,871
751,393	Julius Baer Group, Ltd.*	33,288,006
112,400	Kuehne & Nagel International AG	14,836,657
3,748	LEM Holding S.A.	3,502,177
81,005	Schindler Holding AG	14,266,056
59,470	Tecan Group AG	9,274,379
102,795	Temenos Group AG*	7,145,375
2,459,885	UBS Group*	38,461,436
		181,594,575
United Kingdom — 29.0%
949,300	Berendsen PLC	10,177,998
8,776,505	Booker Group PLC	18,971,353
456,577	British American Tobacco PLC	25,876,851
1,471,857	Compass Group PLC	27,202,374
340,027	Diploma PLC	4,362,475
269,070	Dunelm Group PLC	2,667,075
579,385	Halma PLC	6,410,055
765,115	Hikma Pharmaceuticals PLC	17,833,178
976,488	Jardine Lloyd Thompson Group PLC	11,847,778
1,315,008	Prudential PLC	26,244,401
358,417	Reckitt Benckiser Group PLC	30,360,964
2,948,609	Saga PLC	7,101,412
1,338,487	Smith & Nephew PLC	20,089,767
732,855	Spectris PLC	20,882,728
243,111	Spirax-Sarco Engineering PLC	12,511,642
1,461,692	SSP Group PLC	6,982,967
511,901	SuperGroup PLC*	10,376,120
1,542,361	UBM PLC	13,883,308
436,926	WH Smith PLC	8,371,908
		282,154,354
Total Common Stocks (Cost $947,063,661)		960,006,609

Preferred Stocks — 0.4%

Germany — 0.4%
90,474	FUCHS PETROLUB SE	3,789,908
Total Preferred Stocks (Cost $3,841,854)		3,789,908

Short-Term Investments — 0.2%

Money Market Funds — 0.2%
1,720,582	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.45%#	1,720,582
Total Short-Term Investments (Cost $1,720,582)		1,720,582
Total Investments — 99.2% (Cost $952,626,097)		965,517,099
Other Assets in Excess of Liabilities — 0.8%		8,053,844
NET ASSETS — 100.0%		$973,570,943

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Strategic European Equity Fund
Schedule of Investments
December 31, 2016 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

United Kingdom	29.0%
Switzerland	18.6%
France	13.2%
Sweden	9.7%
Germany	8.1%
Netherlands	6.0%
Denmark	5.1%
Finland	4.3%
Belgium	2.2%
Italy	1.9%
Spain	0.9%
Money Market Funds	0.2%
Other Assets and Liabilities	0.8%
100.0%

*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory - WMC Japan Alpha Opportunities Fund Institutional Shares (the “Fund”) returned 9.63%. During the same period, the TOPIX Total Return Index, the Fund’s benchmark, returned 8.63%.

For the six months ended December 31, 2016, stock prices surged. At the start of the period, the Fund created further flexibility around currency hedging in the portfolio. Market events leading into the period, including the Bank of Japan’s (BOJ) decision to take on negative short-term interest rates and the Fed’s decision to keep rates steady, indicated more flexibility in currency hedging could provide value to the portfolio. In the first half of the period, BOJ announced a policy shift centered around yield-curve control and a commitment to over¬shoot inflation. Japan’s revised second-quarter GDP up to 0.2% from the preliminary estimate of 0% on higher capital expenditures and inventories. Japan’s wholesale prices, however, continued to fall. In the second half of the period, equity growth continued as the Yen weakened vs. the U.S. Dollar. The BOJ maintained its accommodative monetary policy as third-quarter GDP slowed from 1.8% to 1.3%.

Across Japan, beta and value were the best performing style factors, while momentum underperformed. The Fund benefited from both an overweight to beta and value, as well as an underweight to momentum.

For the six months ended December 31, 2016, returns were strongest in the information technology, consumer discretionary, and financials sectors. Holdings in the consumer staples, health care, and telecommunication services sectors only partially offset these returns.

From an individual stock perspective, top contributors included Fujitsu, MUFG, and T&D Holdings. Fujitsu, the largest IT service company in Japan, is going through an internal restructuring to focus on their higher margin IT services business line. The stock outperformed as the market began to appreciate these structural changes. MUFG, the diversified financial services firm, and T&D Holdings, the life insurance holding company, outperformed on the back of favorable macroeconomic conditions. Both companies are sensitive to currency movements and leveraged to a steeper yield curve. The BOJ’s accommodative monetary policies have been a tailwind for performance.

Top detractors included Softbank, Cocokara, and Ono Pharmaceutical. Softbank, the Japan-based telecommunication and Internet business provider, underperformed during the period held. The portfolio exited the position during the beginning of the period. Cocokara, the healthcare service provider, underperformed after the release of disappointing quarterly results and declining year over year sales. Ono Pharmaceutical, the Japanese biopharmaceutical company, detracted after their top cancer drug, Opdivo, failed to produce the expected results in its’ first trial.

Looking forward, we seek to continue having the Fund positioned towards value-oriented holdings. In addition to an improving macroeconomic backdrop, as we enter 2017 we are seeing early signs of improvement in corporate earnings and mounting evidence that corporate reforms in Japan are altering management behavior at an accelerating pace. We have seen acceleration in balance sheet management via share buybacks, dividend hikes, and the unwinding of cross-shareholdings.

During the period the portfolio used index futures and currency forwards. We used index futures to manage cash flows within the Fund; however, we do not believe this to be a material performance driver over time. In addition, at the beginning of the period the portfolio had open currency forwards contracts that were used to manage exposure to the Yen.  At the end of the period, the portfolio had no remaining currency forward positions.

Sincerely,

Kent M. Stahl, CFA
Portfolio Manager

Gregg R. Thomas, CFA
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
A Message to Our Shareholders
December 31, 2016

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographies.  Investments in foreign securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets.  These risks are greater in emerging markets.  Investments in smaller and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.  The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  The value of investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments.  Investors will indirectly bear the principal risks and its share of the fees and expenses of the Fund’s investment in other Investment Companies. Earnings growth is not representative of the fund’s future performance.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 92.0%

Japan — 92.0%

Consumer Discretionary — 29.4%
76,700	Adastria Holdings Co., Ltd.	1,984,483
750,400	Aisan Industry Co., Ltd.	6,409,394
1,355,240	Alpine Electronics, Inc.	17,583,471
231,800	Avex Group Holdings, Inc.	3,327,214
37,000	BELC Co., Ltd.	1,425,282
150,100	Bellsystem24 Holdings, Inc.	1,264,599
255,800	Benesse Holdings, Inc.	7,028,103
381,800	DaikyoNishikawa Corp.	4,895,829
282,300	Daiwa House Industry Co., Ltd.	7,698,428
91,800	Descente, Ltd.	1,054,471
185,900	En-Japan, Inc.	3,323,862
320,400	Exedy Corp.	8,999,377
85,925	Fuji Heavy Industries, Ltd.	3,500,963
209,017	FUJIFILM Holdings Corp.	7,914,597
816,200	Funai Electric Co., Ltd.	6,415,703
188,100	Gendai Agency, Inc.	889,361
191,300	H.I.S. Co., Ltd.	5,015,936
180,500	H2O Retailing Corp.	2,749,169
733,800	Honda Motor Co., Ltd.	21,423,522
362,820	Honeys Co., Ltd.	3,774,953
166,400	IDOM, Inc.	915,663
172,000	Iida Group Holdings Co., Ltd.	3,260,645
441,700	ITOCHU Corp.	5,848,445
37,000	Itokuro, Inc.*	944,225
93,873	Joyful Honda Co., Ltd.	2,520,304
764,300	Keihin Corp.	13,357,980
385,600	Kuroda Electric Co., Ltd.	7,605,688
175,770	Kyoritsu Maintenance Co., Ltd.	10,231,850
57,205	Makita Corp.	3,822,375
2,530,010	Mitsubishi Motors Corp.	14,382,128
661,160	NGK Spark Plug Co., Ltd.	14,654,446
33,225	Nifco, Inc.	1,750,603
689,400	Nikon Corp.	10,706,690
76,780	Nintendo Co., Ltd.	15,960,674
1,120,080	Nippon Television Holdings, Inc.	20,305,846
47,900	Nishimatsuya Chain Co., Ltd.	572,595
501,575	Nissin Kogyo Co., Ltd.	7,914,972
220,100	PAL Group Holdings Co., Ltd.	5,220,697
94,233	PALTAC Corp.	2,222,500
639,118	Panasonic Corp.	6,482,036
3,807,300	Pioneer Corp.*	7,658,341
126,100	Proto Corp.	1,444,621
334,400	Relia, Inc.	3,295,398
108,268	Sanrio Co., Ltd.	2,038,362
2,449,000	Sanyo Shokai, Ltd.	3,683,402
310,173	Sega Sammy Holdings, Inc.	4,609,182
476,100	Sekisui House, Ltd.	7,910,069
27,706	Seria Co., Ltd.	1,881,845
721,120	Showa Corp.	5,007,474
316,075	Square Enix Holdings Co., Ltd.	8,103,869
87,038	Stanley Electric Co., Ltd.	2,371,149
188,815	Start Today Co., Ltd.	3,252,584
142,900	Suzuki Motor Corp.	5,017,059
232,987	TechnoPro Holdings, Inc.	7,446,896
73,300	Teijin, Ltd.	1,481,078
158,700	Temp Holdings Co., Ltd.	2,454,252
96,100	Tenma Corp.	1,648,405
555,100	Tokai Rika Co., Ltd.	11,112,496
1,121,000	Toray Industries, Inc.	9,052,671
26,683	Tosho Co., Ltd.	1,225,976
1,659,595	Toyo Tire & Rubber Co., Ltd.	20,613,228
400,500	Toyoda Gosei Co., Ltd.	9,347,347
50,964	Toyota Boshoku Corp.	1,168,302
79,310	Toyota Industries Corp.	3,770,814
176,400	Trusco Nakayama Corp.	3,688,616
55,600	TV Asahi Holdings Corp.	1,095,443
452,100	XEBIO Holdings Co., Ltd.	6,970,278
74,051	Yamaha Corp.	2,258,006
44,000	Yondoshi Holdings, Inc.	927,966
		405,894,208
Consumer Staples — 4.7%
21,600	Ain Holdings, Inc.	1,427,638
224,000	Cawachi, Ltd.	5,581,298
41,700	Ci:z Holdings Co., Ltd.	1,171,591
48,100	Cocokara Fine, Inc.	1,764,323
235,963	Ezaki Glico Co., Ltd.	11,043,593
450,800	Itoham Yonekyu Holdings, Inc.*	4,170,167
187,830	Kao Corp.	8,890,912
108,770	Kose Corp.	9,017,923
224,695	Lion Corp.	3,683,060
202,060	Matsumotokiyoshi Holdings Co., Ltd.	9,940,539
138,786	Morinaga & Co., Ltd.	5,773,333
46,286	Welcia Holdings Co., Ltd.	2,817,226
		65,281,603
Energy — 1.6%
1,371,400	Inpex Corp.	13,708,255
362,300	Japan Petroleum Exploration Co., Ltd.	8,032,007
		21,740,262
Financials — 13.3%
332,400	AEON Financial Service Co., Ltd.	5,887,514
967,541	Dai-ichi Life Holdings Co., Ltd.	16,086,803
673,500	Ichigo, Inc.	2,487,409
375,706	Japan Exchange Group, Inc.	5,358,429
173,771	Japan Post Insurance Co., Ltd.*	3,716,516
934,818	Matsui Securities Co., Ltd.	8,039,398
6,776,933	Mitsubishi UFJ Financial Group, Inc.	41,795,544
8,782,300	Mizuho Financial Group, Inc.	15,760,144
429,018	Nomura Holdings, Inc.	2,536,425
1,036,000	Oita Bank, Ltd.	3,864,098
2,756,000	Shinsei Bank, Ltd.	4,611,733
600,500	Sumitomo Mitsui Financial Group, Inc.	22,868,825
191,560	Sumitomo Mitsui Trust Holdings, Inc.	6,853,770
1,334,600	T&D Holdings, Inc.	17,613,263
769,600	Tochigi Bank, Ltd.	3,775,819
324,944	Tokio Marine Holdings, Inc.	13,304,209
123,323	Tokyo TY Financial Group, Inc.	4,292,451
148,600	Yamanashi Chuo Bank, Ltd.	706,330
140,900	Zenkoku Hosho Co., Ltd.	4,516,740
		184,075,420

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Health Care — 3.8%
89,900	Asahi Intecc Co., Ltd.	3,633,729
270,900	CMIC Holdings Co., Ltd.	3,505,018
171,700	Eisai Co., Ltd.	9,839,681
115,700	EPS Holdings, Inc.	1,346,772
130,000	Nippon Shinyaku Co., Ltd.	6,398,654
181,700	ONO Pharmaceutical Co., Ltd.	3,960,084
167,143	SMS Co., Ltd.	3,696,123
51,000	Suzuken Co., Ltd.	1,665,790
455,800	Takeda Pharmaceutical Co., Ltd.	18,909,336
		52,955,187
Industrials — 11.8%
320,860	Daifuku Co., Ltd.	6,816,610
43,200	Daiseki Co., Ltd.	884,009
207,800	DMG Mori Co., Ltd.	2,516,433
1,644,710	Hino Motors, Ltd.	16,710,341
400,100	Hisaka Works, Ltd.	3,012,518
318,000	Hitachi Metals, Ltd.	4,281,367
808,000	Hosiden Corp.	6,527,006
2,705,600	IHI Corp.	7,007,233
117,300	Jamco Corp.	2,412,011
63,400	Japan Airlines Co., Ltd.	1,850,062
579,260	Japan Aviation Electronics Industry, Ltd.	8,133,675
377,000	Japan Steel Works, Ltd.	6,669,300
221,200	JGC Corp.	4,007,327
164,004	Kandenko Co., Ltd.	1,477,300
1,166,718	Kawasaki Heavy Industries, Ltd.	3,652,021
224,000	Kyudenko Corp.	6,002,825
32,315	Mabuchi Motor Co., Ltd.	1,679,219
39,000	METAWATER Co., Ltd.	922,134
801,855	NGK Insulators, Ltd.	15,521,399
52,600	Nippon Densetsu Kogyo Co., Ltd.	838,921
1,871,933	Nippon Yusen KK	3,466,609
342,900	Sanwa Holdings Corp.	3,261,314
133,167	Shinmaywa Industries, Ltd.	1,194,697
56,738	SMC Corp.	13,499,361
1,275,730	Sumitomo Heavy Industries, Ltd.	8,191,665
211,100	Tadano, Ltd.	2,653,687
143,900	Tokyu Construction Co., Ltd.	1,155,499
2,320,000	Toshiba Machine Co., Ltd.	9,277,077
125,500	Toshiba Plant System & Services Corp.	1,650,942
29,630	TOTO, Ltd.	1,170,343
3,182,000	Toyo Engineering Corp.*	8,473,158
101,300	Tsubaki Nakashima Co., Ltd.	1,470,855
429,000	Ushio, Inc.	5,456,331
19,400	Zuiko Corp.	685,287
		162,528,536
Information Technology — 15.6%
70,006	Alpha Systems, Inc.	1,114,655
577,536	Alps Electric Co., Ltd.	13,877,016
83,061	Amano Corp.	1,455,872
460,200	Canon, Inc.	12,960,234
1,098,500	Citizen Watch Co., Ltd.	6,549,383
343,708	DeNA Co., Ltd.	7,511,761
18,200	Disco Corp.	2,200,400
325,566	Ferrotec Corp.	4,217,281
84,916	FreakOut Holdings, Inc.*	2,462,971
4,168,825	Fujitsu, Ltd.	23,085,073
88,137	GMO internet, Inc.	1,121,344
1,321,600	GREE, Inc.	6,945,222
278,607	Hitachi Maxell, Ltd.	4,748,324
8,000	Horiba, Ltd.	369,461
234,800	Melco Holdings, Inc.	6,372,807
102,500	Mimasu Semiconductor Industry Co., Ltd.	1,450,080
274,400	Miraial Co., Ltd.	2,344,486
264,846	Mitsubishi Electric Corp.	3,683,786
943,200	NET One Systems Co., Ltd.	6,025,948
868,625	Nexon Co., Ltd.	12,552,662
1,220,500	Nichicon Corp.	10,627,050
135,100	Nippon Ceramic Co., Ltd.	2,308,323
1,851,000	Nippon Chemi-Con Corp.	4,022,994
64,965	Otsuka Corp.	3,030,245
42,000	Outsourcing, Inc.	1,306,518
227,800	Rohm Co., Ltd.	13,069,556
16,700	SCREEN Holdings Co., Ltd.	1,032,203
489,275	SCSK Corp.	17,073,332
468,902	Shinkawa, Ltd.*	3,264,755
1,680,500	Shinko Electric Industries Co., Ltd.	11,320,854
76,701	SIIX Corp.	2,584,015
290,700	SUMCO Corp.	3,737,339
442,020	Taiyo Yuden Co., Ltd.	5,287,841
49,447	Tokyo Electron, Ltd.	4,650,462
260,800	Tokyo Seimitsu Co., Ltd.	7,710,487
35,500	W-Scope Corp.*	531,938
46,500	Yaskawa Electric Corp.	720,980
136,000	Yokogawa Electric Corp.	1,963,481
		215,291,139
Materials — 8.6%
356,200	Chubu Steel Plate Co., Ltd.	1,858,500
351,200	Daicel Corp.	3,861,109
629,000	Denka Co., Ltd.	2,769,254
127,660	DIC Corp.	3,868,773
187,740	JFE Holdings, Inc.	2,839,084
1,233,754	JSR Corp.	19,419,720
177,700	Kobe Steel, Ltd.	1,689,605
544,100	Kyoei Steel, Ltd.	10,344,623
814,000	Minebea Co., Ltd.	7,595,612
66,900	Mitsubishi Materials Corp.	2,046,285
905,179	Mitsui Chemicals, Inc.	4,055,691
47,300	Nakayama Steel Works, Ltd.*	292,235
524,300	Neturen Co., Ltd.	4,027,267
55,300	Nippon Shokubai Co., Ltd.	3,443,923
86,770	Nissan Chemical Industries, Ltd.	2,892,372
457,800	NOK Corp.	9,259,290
1,403,000	Pacific Metals Co., Ltd.*	4,450,981
401,353	Sanyo Special Steel Co., Ltd.	1,892,982
1,178,250	Sumitomo Chemical Co., Ltd.	5,585,290
684,300	Sumitomo Riko Co., Ltd.	6,703,365
819,000	Taiheiyo Cement Corp.	2,582,018
40,500	Tokyo Ohka Kogyo Co., Ltd.	1,362,039
1,173,100	Tokyo Steel Manufacturing Co., Ltd.	8,953,131
269,110	Yamato Kogyo Co., Ltd.	7,505,309
		119,298,458

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – WMC Japan Alpha Opportunities Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Real Estate — 1.8%
327,600	Hulic Co., Ltd.	2,906,599
879,300	Kenedix, Inc.	3,124,467
1,236,080	Leopalace 21 Corp.	6,827,404
316,600	Sumitomo Real Estate Sales Co., Ltd.	7,366,534
875,500	Takara Leben Co., Ltd.	5,085,772
		25,310,776
Telecommunication Services — 1.2%
385,447	Nippon Telegraph & Telephone Corp.	16,225,454
Utilities — 0.2%
42,100	eRex Co., Ltd.	1,216,292
68,281	Nippon Gas Co., Ltd.	1,956,053
		3,172,345
Total Common Stocks (Cost $1,126,289,992)		1,271,773,388

Real Estate Investment Trusts — 0.1%

Japan — 0.1%
204	Hoshino Resorts, Inc.	1,064,470
Total Real Estate Investment Trusts (Cost $1,084,947)		1,064,470

Exchange Traded Funds — 0.3%

Japan — 0.3%
323,960	Nomura AM TOPIX ETF	4,303,188
Total Exchange Traded Funds (Cost $4,205,701)		4,303,188

Short-Term Investments — 6.8%

Money Market Funds — 6.8%
43,249,366	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.45%#	94,372,496
Total Short-Term Investments (Cost $94,372,496)		94,372,496
Total Investments — 99.2% (Cost $1,225,953,136)		1,371,513,542
Other Assets in Excess of Liabilities — 0.8%		11,227,168
NET ASSETS — 100.0%		$1,382,740,710

PORTFOLIO HOLDINGS
% of Net Assets

Consumer Discretionary	29.4%
Information Technology	15.6%
Financials	13.3%
Industrials	11.8%
Materials	8.6%
Money Market Funds	6.8%
Consumer Staples	4.7%
Health Care	3.8%
Real Estate	1.8%
Energy	1.6%
Telecommunication Services	1.2%
Exchange Traded Funds	0.3%
Utilities	0.2%
Real Estate Investment Trusts	0.1%
Other Assets and Liabilities	0.8%
100.0%
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2016.

Futures Contracts — Long (Note 7)
			Notional	Notional	Unrealized Appreciation
Issue	Contracts	Expiration Date	Amount	Value	(Depreciation)
TOPIX Index Futures Contracts^	550	03/09/2017	$69,522,023	$71,435,294	$1,913,271
			$69,522,023	$71,435,294	$1,913,271

^  Contracts are denominated in Japanese Yen.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six months ended December 31, 2016, the Brown Advisory - Somerset Emerging Markets Fund Institutional Shares (the “Fund”) returned -0.99% while the Fund’s benchmark, the MSCI Emerging Markets Index, returned +4.49%.

For the six months ended December 31, 2016, the Fund’s overweight to telecommunications and consumer staples negatively affected absolute and relative performance. Some of the consumer staples names that detracted, like Ambev in Brazil, we purchased for the Fund in the preceding six-month period. We remain confident in the case for these names over the longer term. In terms of country effects, the Philippines was the principal detractor from absolute and relative performance. We have three positions in companies domiciled or primarily conducting business in the Philippines; PLDT Inc. was the worst performing, but also the smallest position size. PLDT suffered losses from non-core investments and also faces a change in the regulatory environment.

From an individual stock perspective, the most significant contributors to performance were SK Hynix and OTP Bank. SK Hynix was also the best performing stock on an absolute basis after having been a detractor in previous quarters. We retained our conviction that the market had mis-assessed its value, given a substantially more shallow DRAM memory and semiconductor cycle than in previous cycles. The primary detractors were Metro Bank in the Philippines and Turk Telekom in Turkey, which both suffered from political issues.

We made two buys and two sells during the second half of 2016, although trims and additions elevated turnover to around 13% on an NAV basis over the period. The Fund bought Greek Coca-Cola bottler Coca-Cola Hellenic, and Eurocash in Poland. Eurocash is a fast-moving consumer goods (FMCG) company which has used its local market knowledge and scale advantages to increase its market share since we began covering the company in 2006. It has advanced from the number six player in the market to the number two. The Fund sold Millicom and Turkish glass company Turk Sise Ve Cam. Turk Sise had performed well for the portfolio, but we sold our position partly to lock in long-term gains and partly in response to our concerns regarding the political risks in Turkey prior to the attempted coup there.

In terms of general outlook, China remains an outlier with structural financial problems, which create tail risk. Otherwise, the oil price collapse and earnings recession in emerging markets has mostly run its course for now. The Fund continues to carry opportunity cost risk in commodities and China, which remains a short-term, but narrowing, relative risk. The short-term feels uncertain, but the long-term is selectively positive. A few markets have already confirmed signs of a positive change in credit cycle and long-term direction; others are still on the tarmac, but preparing for takeoff. We are looking to further accumulate best-of-breed companies in areas with sustainable long-term growth alongside value-oriented turnaround stocks with prices not reflective of structural growth opportunities.

Overall, though our performance may have lagged in a strong rising market in the short-term, we believe that our more defensive stocks remain well-positioned to deliver attractive long-term returns.

Sincerely,

Edward Lam
Lead Portfolio Manager

Edward Robertson
Portfolio Manager

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
A Message to Our Shareholders
December 31, 2016

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. The Fund invests in smaller and medium-sized companies which carry greater risk than is associated with larger companies for various reasons, such as narrower markets, limited financial resources and less liquid stock.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 94.2%

Brazil — 4.9%
1,752,400	Ambev S.A.	8,813,948
2,060,856	Porto Seguro S.A.†	17,011,554
		25,825,502
Chile — 4.3%
3,221,349	AFP Habitat S.A.†	3,851,385
8,604,446	Aguas Andinas S.A.	4,479,921
1,138,517	Cia Cervecerias Unidas S.A.†	11,890,095
1,399,468	Inversiones Aguas Metropolitanas S.A.	2,018,567
		22,239,968
China — 5.4%
612,000	China Mobile, Ltd.	6,452,424
9,914,216	CNOOC, Ltd.	12,320,746
1,324,500	Hengan International Group Co., Ltd.	9,700,838
69,100	Qinqin Foodstuffs Group Co., Ltd.*	23,451
		28,497,459
Hungary — 9.0%
243,561	MOL Hungarian Oil & Gas PLC	17,078,662
1,058,955	OTP Bank PLC†	30,237,796
		47,316,458
India — 8.2%
642,166	Axis Bank, Ltd.	4,237,605
1,759,880	HCL Technologies, Ltd.	21,429,107
96,815	Hero MotoCorp, Ltd.	4,334,330
2,642,281	Power Grid Corp. of India, Ltd.	7,129,290
211,978	Shriram Transport Finance Co., Ltd.	2,659,254
472,685	Wipro, Ltd.	3,299,984
		43,089,570
Indonesia — 2.8%
49,751,983	Telekomunikasi Indonesia	14,636,653

Nigeria — 0.5%
133,260,060	Access Bank PLC†	2,483,448

Philippines — 4.4%
14,964,680	Aboitiz Power Corp.†	12,529,252
6,370,197	Metropolitan Bank & Trust Co.†	9,295,088
39,390	PLDT, Inc.	1,080,226
		22,904,566
Poland — 5.1%
156,131	Bank Pekao S.A.	4,688,091
780,262	Eurocash S.A.	7,331,666
1,857,400	Powszechny Zaklad Ubezpieczen S.A.	14,727,440
		26,747,197
Portugal — 1.2%
403,599	Jeronimo Martins SGPS S.A.	6,259,696

South Africa — 6.3%
861,892	Nampak, Ltd.	1,159,715
3,330,786	Sanlam, Ltd.	15,235,789
1,320,141	Shoprite Holdings, Ltd.	16,499,417
		32,894,921
South Korea — 18.7%
121,230	KT&G Corp.	10,140,867
10,193	NCSoft Corp.	2,085,040
839,940	Nexen Tire Corp.†	9,041,431
51,279	NongShim Co., Ltd.	14,113,804
9,898	Samsung Electronics Co., Ltd.	14,731,323
100,571	Samsung Fire & Marine Insurance Co., Ltd.	22,346,508
692,612	SK Hynix, Inc.	25,485,414
		97,944,387
Taiwan — 10.4%
708,000	eMemory Technology, Inc.	8,608,349
872,401	Formosa International Hotels Corp.†	4,574,630
12,631,000	Pou Chen Corp.†	15,696,097
1,223,000	President Chain Store Corp.	8,742,290
1,624,000	Taiwan Semiconductor
	Manufacturing Co., Ltd	9,096,440
2,699,584	Win Semiconductors Corp.	7,572,235
		54,290,041
Turkey — 4.3%
2,031,441	Aksa Akrilik Kimya Sanayii†	5,282,353
2,639,776	Anadolu Hayat Emeklilik A/S†	3,718,168
196,051	AvivaSA Emeklilik ve Hayat S.A.†	1,067,965
8,444,076	Turk Telekomunikasyon A/S	12,621,541
		22,690,027
United Arab Emirates — 3.6%
855,491	First Gulf Bank	2,992,000
4,005,714	National Bank Abu Dhabi†	10,891,829
3,988,700	Union National Bank†	4,930,354
		18,814,183
United Kingdom — 5.1%
282,780	Coca-Cola HBC AG	6,157,646
2,555,650	HSBC Holdings PLC	20,435,612
		26,593,258
Total Common Stocks (Cost $501,310,620)		493,227,334

Warrants — 0.0%

Thailand — 0.0%
400,760	SAMART Corp. PCL, Exercise
	price THB 45 expires 02/19/2018	6,939
Total Warrants (Cost $36,189)		6,939

Short-Term Investments — 5.1%

Money Market Funds — 5.1%
26,717,549	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.45%#	26,717,549
Total Short-Term Investments (Cost $26,717,549)		26,717,549
Total Investments — 99.3% (Cost $528,064,358)		519,951,822
Other Assets in Excess of Liabilities — 0.7%		3,441,274
NET ASSETS — 100.0%		$523,393,096

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory – Somerset Emerging Markets Fund
Schedule of Investments
December 31, 2016 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

South Korea	18.7%
Taiwan	10.4%
Hungary	9.0%
India	8.2%
South Africa	6.3%
China	5.4%
Poland	5.1%
Money Market Funds	5.1%
United Kingdom	5.1%
Brazil	4.9%
Philippines	4.4%
Turkey	4.3%
Chile	4.3%
United Arab Emirates	3.6%
Indonesia	2.8%
Portugal	1.2%
Nigeria	0.5%
Thailand	0.0%
Other Assets and Liabilities	0.7%
100.0%

†	All or a portion of this security is considered illiquid. At December 31, 2016, the total market value of securities considered illiquid was $54,862,663 or 10.5% of net assets.
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
A Message to Our Shareholders
December 31, 2016

Dear Shareholder:

During the six-month period ended December 31, 2016, the Brown Advisory Emerging Markets Small-Cap Fund Institutional Shares (the “Fund”) returned -10.68%. During the same period, the MSCI Emerging Markets Small-Cap Index, the Fund’s benchmark, returned 0.89%.

During the second half of 2016, positions in Korea and China weighed on the Fund’s performance. The Fund’s Korean positions, in particular those in consumer sectors, were heavily impacted by recent Korean political uncertainty and concerns that cross-country tensions with China would impact tourist spending. We view both concerns as being short-term in nature and maintain our conviction in the Fund’s positioning, noting the continued year-over-year growth of inbound Chinese tourist arrivals into Korea. Additionally the Fund’s underweight to China during the cyclical rally, which characterized much of 2016, detracted from performance. The Fund’s underweight to China stems from enduring concerns surrounding the health of Chinese companies and their ability to fund ongoing debt obligations. We reduced this underweight position towards the end of 2016 as we found opportunities in both the gaming and internet sectors.

From an individual stock perspective, the following names were key contributors.

•
Indian agrochemical company UPL Limited rose 16.8%, reporting increasing revenues and improving margins. Management reiterated its guidance of strong revenue growth and margin expansion, and also noted that recent global industry consolidation should provide new acquisition opportunities.

•
Macau gaming and leisure facility operator MGM China gained 61.1% after a turnaround in gross gaming revenues and the market upgrading expectations for the sector. The sector experienced a significant turnaround following a period of 26 consecutive months of declining gambling revenue after China’s anti-corruption campaign.

•	Indian television company Sun TV rose 34.4% on improved sentiment towards the pace of digitization and lower political opposition given a change of government leadership.
The following names were key detractors.
•
Korean cosmetics manufacturer Korea Kolmar fell 37.2% amid concerns that China’s opposition to Korea’s deployment of a missile defense system may hurt relations between the two nations and negatively impact inbound tourism to Korea. While the company did not meet third quarter earnings expectations due to one-off acquisition-related costs and a temporary increase in research and development costs, we see through the short-term negative sentiment and retain conviction in their ability to grow earnings and in growing Chinese demand for their products.

•
Indian commercial vehicle finance provider Shriram Transport Finance was down 28.7%. This fall was in line with the industry following the surprise government implementation of demonetization. Given the country’s heavy reliance on cash, the market grew concerned that Shriram may experience an increase in bad debts given repayments are predominantly cash denominated. We are closely monitoring the situation and our engagements with senior management suggest there are early signs of a recovery from this event.

•
Taiwanese automobile part manufacturer Hota Industrial Manufacturing fell 15.0%, experiencing a volatile six months. When announcing their first-half result, management indicated that the third and fourth quarters would see sales continue to reach record highs. The market increased its expectations driving a rally in the share price; however, third quarter results missed these expectations and the stock corrected. The below-consensus result was largely due to typhoons affecting operating hours, a strengthening Taiwan dollar and weaker-than-expected performance from non-core business units. We continue to hold conviction in this company and its long-term growth prospects.

We expect Asia to continue on its growth path in 2017 with a stable macro backdrop of continued monetary easing and stable liquidity. Potential risks could emerge from external macro factors such as U.S. policies; however, our base case is for domestic growth to remain the key driver for Asian markets.

Consumption growth driven by services and innovation-related sectors is our core investment thesis for 2017. The rise of the middle class will be key to supporting this structural rebalance from industrials toward consumption-led growth. Our strategy is therefore to invest in what we believe to be the highest quality companies in Asia that we believe are set to benefit from this shift in the medium to long term.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
A Message to Our Shareholders
December 31, 2016

We continue to favor companies with exposure to Asian domestic demand. We believe that our position in Gourmet Master has the potential to continue to benefit from increasing consumption trends and are hopeful that stocks such as MGM China, Autohome and Beijing Capital Airport will be key beneficiaries of continued Chinese consumption growth.

Sincerely,

Paul Chew, CFA
Portfolio Manager

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. Investments in small and medium capitalization companies generally carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund may invest in ETFs, which may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. In addition, the fund is susceptible to risks from investments in derivatives, private placements, REITs, and its investments in other investment companies.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments provided in this report.

Definitions for terms and indices are provided in the Glossary of Terms.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Schedule of Investments
December 31, 2016 (Unaudited)

Shares	Security Description	Value $

Common Stocks — 96.0%

China — 28.1%
227,600	Autohome, Inc. ADR*	5,753,728
149,583	Baozun, Inc. ADR*	1,805,467
3,962,000	Beijing Capital International Airport Co., Ltd.	3,993,776
49,000	China Lodging Group, Ltd. ADR*	2,540,160
1,692,000	China State Construction
	International Holdings, Ltd.	2,521,225
2,048,000	CSPC Pharmaceutical Group, Ltd.	2,180,667
3,029,000	Great Wall Motor Co., Ltd.*	2,809,800
1,917,000	Haier Electronics Group Co., Ltd.	3,007,315
254,000	Hengan International Group Co., Ltd.	1,860,334
4,352,000	Lee & Man Paper Manufacturing, Ltd.	3,355,769
2,024,400	MGM China Holdings, Ltd.	4,181,676
76,800	SINA Corp.*	4,668,672
831,000	TravelSky Technology, Ltd.	1,741,595
3,643,000	Want Want China Holdings, Ltd.	2,326,603
3,449,000	WH Group, Ltd.*	2,780,228
		45,527,015
India — 15.5%
481,512	Aurobindo Pharma, Ltd.*	4,736,864
741,989	Crompton Greaves Consumer Electricals, Ltd.*	1,595,052
2,036,480	Dish TV India, Ltd.*	2,530,985
437,077	Indiabulls Housing Finance, Ltd.	4,168,585
339,139	Shriram Transport Finance Co., Ltd.	4,254,482
257,525	Sun TV Network, Ltd.	1,862,262
620,764	UPL, Ltd.	5,901,621
		25,049,851
Indonesia — 1.8%
5,080,400	Indofood Sukses Makmur TBK	2,975,510

Malaysia — 1.2%
1,941,700	Westports Holdings Bhd.	1,857,005

Philippines — 2.6%
1,114,270	Robinsons Retail Holdings, Inc.†	1,663,581
683,240	Security Bank Corp.	2,609,503
		4,273,084
Singapore — 1.0%
487,200	SATS, Ltd.	1,630,064

South Korea — 26.3%
22,592	CJ Korea Express Corp.*	3,345,884
209,712	Grand Korea Leisure Co., Ltd.	3,546,947
580,679	Hanon Systems	4,945,052
57,286	Hyundai Department Store Co., Ltd.	5,171,504
116,957	Korea Kolmar Co., Ltd.	6,364,746
34,817	LG Innotek Co., Ltd.	2,543,697
294,892	LG Uplus Corp.	2,794,956
19,905	Loen Entertainment, Inc.*	1,249,647
6,600	Mando Corp.	1,281,893
10,255	Medy-Tox, Inc.	3,017,989
61,590	Modetour Network, Inc.†	1,472,976
3,443	Orion Corp.	1,866,144
32,315	S-1 Corp.	2,346,581
76,417	Samsung Card Co., Ltd.	2,512,527
		42,460,543
Taiwan — 14.9%
82,000	Cleanaway Co., Ltd.	418,003
1	CUB Elecparts, Inc.	5
420,000	Gourmet Master Co., Ltd.†	3,189,984
646,000	Hota Industrial Manufacturing Co., Ltd.	2,488,642
4,363,000	King Yuan Electronics Co., Ltd.	3,400,295
862,000	Merry Electronics Co.	3,217,556
2,177,000	Pou Chen Corp.	2,705,281
279,000	St. Shine Optical Co., Ltd.	5,325,939
1,954,000	Vanguard International Semiconductor Corp.	3,385,844
		24,131,549
Thailand — 4.6%
4,058,200	Bangkok Airways PCL	2,568,944
1,008,000	Central Plaza Hotel PCL	1,116,849
645,300	KrungThai Card PCL	2,478,682
1,365,121	Major Cineplex Group PCL	1,246,359
		7,410,834
Total Common Stocks (Cost $162,513,375)		155,315,455

Real Estate Investment Trusts — 1.1%

Singapore — 1.1%
2,780,100	Mapletree Greater China Commercial Trust	1,818,258
Total Real Estate Investment Trusts (Cost $1,857,429)		1,818,258

Mutual Funds — 1.2%

Thailand — 1.2%
4,745,200	Digital Telecommunications
	Infrastructure Fund	1,855,283
Total Mutual Funds (Cost $1,695,838)		1,855,283

Short-Term Investments — 2.3%

Money Market Funds — 2.3%
3,775,999	Cash Account Trust — Government
	& Agency Securities Portfolio —
	Institutional Shares, 0.45%#	3,775,999
Total Short-Term Investments (Cost $3,775,999)		3,775,999
Total Investments — 100.6% (Cost $169,842,641)		162,764,995
Liabilities in Excess of Other Assets — (0.6)%		(997,733)
NET ASSETS — 100.0%		$161,767,262

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Brown Advisory Emerging Markets Small-Cap Fund
Schedule of Investments
December 31, 2016 (Unaudited)

PORTFOLIO HOLDINGS
% of Net Assets

China	28.1%
South Korea	26.3%
India	15.5%
Taiwan	14.9%
Thailand	5.8%
Philippines	2.6%
Money Market Funds	2.3%
Singapore	2.1%
Indonesia	1.8%
Malaysia	1.2%
Other Assets and Liabilities	(0.6)%
100.0%

†	All or a portion of this security is considered illiquid. At December 31, 2016, the total market value of securities considered illiquid was $632,900 or 0.4% of net assets.
ADR — American Depositary Receipt
*	Non-Income Producing
#	Annualized seven-day yield as of December 31, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2016 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$1,242,801,540	$297,601,669	$80,767,078	$267,224,752
Net unrealized appreciation (depreciation)	456,962,976	90,268,103	30,680,043	86,310,078
Total investments, at market value	1,699,764,516	387,869,772	111,447,121	353,534,830
Cash	—	30,443	—	—
Receivables:
Investment securities sold	28,650,594	1,590,537	—	8,582,068
Fund shares sold	1,769,534	290,534	899	1,084,520
Interest and dividends	777,764	279,896	323,559	174,356
Prepaid expenses and other assets	99,830	54,573	50,652	48,240
Total Assets	1,731,062,238	390,115,755	111,822,231	363,424,014
LIABILITIES
Payables:
Investment securities purchased	2,258,428	820,953	—	8,234,972
Fund shares redeemed	4,447,993	200,945	37,198	136,867
Interest expense on line of credit (Note 8)	—	—	—	31
Accrued Liabilities:
Investment advisory fees	914,858	199,353	58,341	183,620
Service fees	195,910	43,250	13,132	26,761
Administration, accounting and transfer agent fees	142,488	28,309	8,630	25,482
Business management fees	76,238	16,613	4,862	15,302
Trustee fees	27,403	4,925	1,627	4,573
Distribution fees	20,033	5,018	1,900	121,997
Professional fees	4,366	8,252	9,218	8,465
Custody fees	13,299	3,494	830	2,072
Other liabilities	50,004	3,157	3,041	1,831
Total Liabilities	8,151,020	1,334,269	138,779	8,761,973
NET ASSETS	$1,722,911,218	$388,781,486	$111,683,452	$354,662,041
COMPONENTS OF NET ASSETS
Paid-in capital	$1,216,024,863	$302,146,701	$77,743,518	$272,043,246
Undistributed (Accumulated) net investment income (loss)	(7,600,429)	106,567	110,987	(1,273,376)
Accumulated net realized gain (loss)	57,523,808	(3,739,885)	3,148,904	(2,417,907)
Unrealized appreciation (depreciation) on investments	456,962,976	90,268,103	30,680,043	86,310,078
NET ASSETS	$1,722,911,218	$388,781,486	$111,683,452	$354,662,041
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$245,614,656	$51,810,930	$11,137,103	$151,458,684
Shares outstanding (unlimited shares authorized)	14,158,564	3,083,534	873,551	9,153,010
Net asset value per share	$17.35	$16.80	$12.75	$16.55
Investor Shares:
Net assets	$1,450,332,702	$328,879,725	$97,482,417	$28,627,026
Shares outstanding (unlimited shares authorized)	84,153,429	19,595,926	7,647,716	1,743,493
Net asset value per share	$17.23	$16.78	$12.75	$16.42
Advisor Shares:
Net assets	$26,963,860	$8,090,831	$3,063,932	$174,576,331
Shares outstanding (unlimited shares authorized)	1,633,013	481,356	240,743	10,753,706
Net asset value per share	$16.51	$16.81	$12.73	$16.23

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2016 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SMALL-CAP	SMALL-CAP	GLOBAL	INTERMEDIATE
	GROWTH	FUNDAMENTAL	LEADERS	INCOME
	FUND	VALUE FUND	FUND	FUND
ASSETS
Investments:
Total investments – unaffiliated, at cost	$337,315,518	$910,372,327	$27,349,873	$117,210,670
Total investments – affiliated, at cost (Note 3)	—	—	—	26,238,441
Total cost of investments	337,315,518	910,372,327	27,349,873	143,449,111
Net unrealized appreciation (depreciation) – unaffiliated	89,631,042	290,223,936	1,812,328	(451,410)
Net unrealized appreciation (depreciation) – affiliated (Note 3)	—	—	—	(787,611)
Total unrealized appreciation (depreciation)	89,631,042	290,223,936	1,812,328	(1,239,021)
Total investments – unaffiliated, at market value	426,946,560	1,200,596,263	29,162,201	116,759,260
Total investments – affiliated, at market value (Note 3)	—	—	—	25,450,830
Total investments, at market value	426,946,560	1,200,596,263	29,162,201	142,210,090
Foreign currency (Cost of $—, $—, $163,060 and $—, respectively)	—	—	147,727	—
Receivables:
Investment securities sold	326,148	—	176,145	1,857
Fund shares sold	1,533,709	20,775,707	—	215,786
Interest and dividends	130,649	1,815,073	14,725	694,532
Prepaid expenses and other assets	51,680	70,000	19,457	29,952
Total Assets	428,988,746	1,223,257,043	29,520,255	143,152,217
LIABILITIES
Payables:
Investment securities purchased	5,879,679	8,759,013	—	—
Fund shares redeemed	486,225	2,532,027	3	306,269
Accrued Liabilities:
Investment advisory fees, net	304,923	856,617	4,561	30,136
Distribution fees	17,017	35,594	—	5,473
Service fees	41,862	115,973	3,820	6,104
Administration, accounting and transfer agent fees	28,737	81,473	2,906	12,363
Professional fees	8,234	5,492	9,846	9,483
Business management fees	17,937	50,389	1,273	6,104
Trustee fees	3,367	12,973	356	1,904
Custodian fees	4,076	6,401	1,394	992
Other liabilities	5,177	5,498	905	767
Total Liabilities	6,797,234	12,461,450	25,064	379,595
NET ASSETS	$422,191,512	$1,210,795,593	$29,495,191	$142,772,622
COMPONENTS OF NET ASSETS
Paid-in capital	$330,144,449	$928,263,061	$29,681,938	$144,287,116
Undistributed (Accumulated) net investment income (loss)	(1,610,957)	1,033,188	8,230	(282,892)
Accumulated net realized gain (loss)	4,026,978	(8,724,592)	(1,991,767)	7,419
Unrealized appreciation (depreciation) on investments	89,631,042	290,223,936	1,812,328	(1,239,021)
Unrealized appreciation (depreciation) on foreign currency/receivables	—	—	(15,538)	—
NET ASSETS	$422,191,512	$1,210,795,593	$29,495,191	$142,772,622
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$95,123,053	$301,051,751	$—	$—
Shares outstanding (unlimited shares authorized)	2,952,847	11,401,798	—	—
Net asset value per share	$32.21	$26.40	$—	$—
Investor Shares:
Net assets	$291,835,854	$850,754,417	$29,495,191	$134,353,618
Shares outstanding (unlimited shares authorized)	18,068,179	32,233,472	3,029,181	12,750,383
Net asset value per share	$16.15	$26.39	$9.74	$10.54
Advisor Shares:
Net assets	$35,232,605	$58,989,425	$—	$8,419,004
Shares outstanding (unlimited shares authorized)	2,276,573	2,243,038	—	815,547
Net asset value per share	$15.48	$26.30	$—	$10.32

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2016 (Unaudited)

	BROWN	BROWN
	ADVISORY	ADVISORY
	TOTAL	STRATEGIC
	RETURN	BOND
	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$102,541,272	$77,352,635
Net unrealized appreciation (depreciation)	(78,064)	73,173
Total investments, at market value	102,463,208	77,425,808
Deposit at broker	773,661	286,517
Gross unrealized appreciation – futures contracts (Note 7)	17,912	3,946
Receivables:
Fund shares sold	209,701	402,327
Interest and dividends	683,503	391,508
Prepaid expenses and other assets	33,875	32,508
Total Assets	104,181,860	78,542,614
LIABILITIES
Gross unrealized depreciation – futures contracts (Note 7)	103,179	—
Payables:
Investment securities purchased	10,268,291	17,947,240
Fund shares redeemed	45,000	—
Accrued Liabilities:
Investment advisory fees, net	23,313	15,934
Administration, accounting and transfer agent fees	7,465	4,056
Service fees	145	2,276
Business management fees	3,885	2,276
Custodian fees	550	198
Trustee fees	1,066	545
Professional fees	9,586	9,829
Distribution fees	—	510
Other liabilities	5,093	5,644
Total Liabilities	10,467,573	17,988,508
NET ASSETS	$93,714,287	$60,554,106
COMPONENTS OF NET ASSETS
Paid-in capital	$95,425,810	$63,794,896
Undistributed (Accumulated) net investment income (loss)	(35,231)	(86,107)
Accumulated net realized gain (loss)	(1,512,961)	(3,231,802)
Unrealized appreciation (depreciation) on investments	(78,064)	73,173
Unrealized appreciation (depreciation) on futures contracts (Note 7)	(85,267)	3,946
NET ASSETS	$93,714,287	$60,554,106
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$90,763,975	$—
Shares outstanding (unlimited shares authorized)	9,204,452	—
Net asset value per share	$9.86	$—
Investor Shares:
Net assets	$2,950,312	$59,856,453
Shares outstanding (unlimited shares authorized)	299,195	6,283,806
Net asset value per share	$9.86	$9.53
Advisor Shares:
Net assets	$—	$697,653
Shares outstanding (unlimited shares authorized)	—	73,204
Net asset value per share	$—	$9.53

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2016 (Unaudited)

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY
	MARYLAND	TAX EXEMPT	MORTGAGE
	BOND	BOND	SECURITIES
	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$137,227,911	$242,650,054	$485,176,125
Net unrealized appreciation (depreciation)	(1,512,249)	(3,706,214)	(4,025,007)
Total investments, at market value	135,715,662	238,943,840	481,151,118
Deposit at broker	—	—	3,150,000
Receivables:
Investment securities sold	—	—	6,333,325
Fund shares sold	1,180,441	2,373,513	468,964
Interest and dividends	1,836,565	2,846,838	1,362,230
Prepaid expenses and other assets	5,836	20,429	39,206
Total Assets	138,738,504	244,184,620	492,504,843
LIABILITIES
Securities sold short, at market value
(Proceeds of $—, $— and $6,317,578, respectively)	—	—	6,308,320
Payables:
Investment securities purchased	—	139,714	119,572,119
Fund shares redeemed	2,075,144	1,380,692	—
Distributions	246,621	498,162	—
Accrued Liabilities:
Investment advisory fees, net	42,778	62,932	93,336
Administration, accounting and transfer agent fees	17,204	21,555	33,808
Service fees	7,130	10,489	34
Business management fees	7,130	10,489	15,556
Custodian fees	986	1,174	3,561
Trustee fees	2,218	2,986	5,174
Professional fees	9,039	9,000	8,398
Other liabilities	768	58	3,791
Total Liabilities	2,409,018	2,137,251	126,044,097
NET ASSETS	$136,329,486	$242,047,369	$366,460,746
COMPONENTS OF NET ASSETS
Paid-in capital	$138,447,578	$247,673,710	$376,382,026
Undistributed (Accumulated) net investment income (loss)	502	172	(1,135,929)
Accumulated net realized gain (loss)	(606,345)	(1,920,299)	(4,769,602)
Unrealized appreciation (depreciation) on investments	(1,512,249)	(3,706,214)	(4,025,007)
Unrealized appreciation (depreciation) on securities sold short	—	—	9,258
NET ASSETS	$136,329,486	$242,047,369	$366,460,746
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$—	$—	$365,620,199
Shares outstanding (unlimited shares authorized)	—	—	37,208,949
Net asset value per share	$—	$—	$9.83
Investor Shares:
Net assets	$136,329,486	$242,047,369	$840,547
Shares outstanding (unlimited shares authorized)	13,069,289	24,651,105	85,497
Net asset value per share	$10.43	$9.82	$9.83
Advisor Shares:
Net assets	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—
Net asset value per share	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Assets and Liabilities
December 31, 2016 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY –	ADVISORY –	ADVISORY –	ADVISORY
	WMC	WMC	SOMERSET	EMERGING
	STRATEGIC	JAPAN ALPHA	EMERGING	MARKETS
	EUROPEAN	OPPORTUNITIES	MARKETS	SMALL-CAP
	EQUITY FUND	FUND	FUND	FUND
ASSETS
Investments:
Total investments, at cost	$952,626,097	$1,225,953,136	$528,064,358	$169,842,641
Net unrealized appreciation (depreciation)	12,891,002	145,560,406	(8,112,536)	(7,077,646)
Total investments, at market value	965,517,099	1,371,513,542	519,951,822	162,764,995
Foreign currency (Cost of $294,181, $19, $16,850 and $—, respectively)	295,376	19	17,029	—
Deposit at broker	—	1,341,586	—	—
Gross unrealized appreciation on futures contracts (Note 7)	—	1,913,271 (a)	—	—
Receivables:
Investment securities sold	9,849,489	10,140,945	—	2,120,932
Fund shares sold	1,911,116	9,025,433	3,642,095	1,274,663
Interest and dividends	1,287,833	1,569,551	2,009,162	374,415
Prepaid expenses and other assets	136,997	96,057	88,194	32,211
Total Assets	978,997,910	1,395,600,404	525,708,302	166,567,216
LIABILITIES
Gross unrealized depreciation on futures contracts (Note 7)	—	—	—	—
Payables:
Investment securities purchased	894,401	4,387,079	—	—
Fund shares redeemed	3,563,425	6,982,832	1,724,193	4,533,041
Interest expense on line of credit (Note 8)	—	—	—	1,075
Accrued Liabilities:
Investment advisory fees	745,784	1,190,518	399,509	191,449
Administration, accounting and transfer agent fees	72,452	95,537	37,343	15,518
Custodian fees	60,801	99,185	91,066	37,263
Business management fees	41,432	59,526	22,195	7,658
Distribution fees	428	381	161	—
Professional fees	5,201	1,310	7,598	9,102
Trustee fees	14,253	17,058	6,610	2,938
Service fees	1,121	269	24,114	468
Other liabilities	27,669	25,999	2,417	1,442
Total Liabilities	5,426,967	12,859,694	2,315,206	4,799,954
NET ASSETS	$973,570,943	$1,382,740,710	$523,393,096	$161,767,262
COMPONENTS OF NET ASSETS
Paid-in capital	$1,024,520,161	$1,618,210,187	$580,774,327	$210,144,445
Undistributed (Accumulated) net investment income (loss)	(671,156)	(351,892,188)	218,968	(244,165)
Accumulated net realized gain (loss)	(63,107,703)	(31,043,359)	(49,466,464)	(41,052,701)
Unrealized appreciation (depreciation) on investments	12,891,002	145,560,406	(8,112,536)	(7,077,646)
Unrealized appreciation (depreciation) on futures contracts	—	1,913,271	—	—
Unrealized appreciation (depreciation) on foreign currency/receivables	(61,361)	(7,607)	(21,199)	(2,671)
NET ASSETS	$973,570,943	$1,382,740,710	$523,393,096	$161,767,262
COMPUTATION OF NET ASSET VALUE
Institutional Shares:
Net assets	$964,305,855	$1,380,725,399	$331,610,660	$158,228,280
Shares outstanding (unlimited shares authorized)	98,253,944	142,669,216	38,861,746	19,305,416
Net asset value per share	$9.81	$9.68	$8.53	$8.20
Investor Shares:
Net assets	$8,647,061	$1,428,184	$191,574,939	$3,538,982
Shares outstanding (unlimited shares authorized)	880,528	148,017	22,485,072	433,208
Net asset value per share	$9.82	$9.65	$8.52	$8.17
Advisor Shares:
Net assets	$618,027	$587,127	$207,497	$—
Shares outstanding (unlimited shares authorized)	63,241	61,099	24,232	—
Net asset value per share	$9.77	$9.61	$8.56	$—

(a)	Includes $156,556 of variation margin due to the Fund.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2016 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	GROWTH	FLEXIBLE	EQUITY	SUSTAINABLE
	EQUITY	EQUITY	INCOME	GROWTH
	FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$4,060,344	$2,436,635	$1,692,900	$1,073,542
Less: foreign taxes withheld	—	(34,640)	(16,453)	(3,830)
Interest Income	115,085	23,152	8,159	24,861
Total investment income	4,175,429	2,425,147	1,684,606	1,094,573
EXPENSES
Investment advisory fees (Note 3)	6,214,259	1,054,464	373,484	1,110,410
Service fees – Investor Shares (Note 3)	1,326,507	236,110	81,456	21,838
Business management fees	517,855	87,872	31,124	92,534
Administration, accounting and transfer agent fees	392,641	66,134	23,779	70,696
Miscellaneous expenses	163,350	17,290	8,874	23,829
Professional fees	64,562	18,340	13,321	19,080
Trustee fees	51,428	8,513	3,089	9,487
Distribution fees – Advisor Shares (Note 3)	41,530	9,098	3,817	252,250
Custodian fees	35,784	6,964	2,102	6,713
Registration fees	30,658	40,672	16,449	28,457
Service fees – Advisor Shares (Note 3)	24,918	5,459	2,290	151,350
Insurance fees	22,407	3,429	1,292	3,331
Interest expense on line of credit (Note 8)	—	—	1,042	31
Total Expenses	8,885,899	1,554,345	562,119	1,790,006
NET INVESTMENT INCOME (LOSS)	(4,710,470)	870,802	1,122,487	(695,433)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	138,888,155	6,613,146	4,993,113	8,977,598
Net change in unrealized appreciation (depreciation) on:
Investments	(153,756,289)	29,857,126	(1,896,339)	4,472,360
Foreign receivables	—	363	—	—
Net change in unrealized appreciation (depreciation)	(153,756,289)	29,857,489	(1,896,339)	4,472,360
NET REALIZED AND UNREALIZED GAIN (LOSS)	(14,868,134)	36,470,635	3,096,774	13,449,958
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(19,578,604)	$37,341,437	$4,219,261	$12,754,525

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2016 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY	ADVISORY
	SMALL-CAP	SMALL-CAP	GLOBAL	INTERMEDIATE
	GROWTH	FUNDAMENTAL	LEADERS	INCOME
	FUND	VALUE FUND	FUND	FUND
INVESTMENT INCOME
Dividend income – unaffiliated	$831,763	$8,699,151	$136,954	$—
Dividend income – affiliated (Note 3)	—	—	—	298,921
Less: foreign taxes withheld	(9,535)	—	(3,165)	—
Interest Income	62,336	88,929	2,779	1,333,287
Total investment income	884,564	8,788,080	136,568	1,632,208
EXPENSES
Investment advisory fees (Note 3)	1,551,572	4,564,074	98,138	221,509
Service fees – Investor Shares (Note 3)	218,264	605,599	22,647	34,703
Business management fees	91,269	268,475	7,549	36,918
Administration, accounting and transfer agent fees	69,729	205,115	7,358	35,690
Distribution fees – Advisor Shares (Note 3)	25,438	70,029	—	11,074
Miscellaneous expenses	21,058	63,891	8,211	7,726
Registration fees	19,811	29,304	12,363	14,771
Professional fees	18,356	35,363	10,747	13,727
Service fees – Advisor Shares (Note 3)	15,263	42,017	—	2,215
Custodian fees	10,346	18,077	13,345	3,386
Trustee fees	8,677	25,339	796	3,677
Insurance fees	2,909	9,745	229	1,489
Total Expenses	2,052,692	5,937,028	181,383	386,885
Expenses waived by adviser – expense cap (Note 3)	—	—	(53,048)	—
Expenses waived by adviser – investments in affiliates (Note 3)	—	—	—	(42,619)
Net Expenses	2,052,692	5,937,028	128,335	344,266
NET INVESTMENT INCOME (LOSS)	(1,168,128)	2,851,052	8,233	1,287,942
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments – unaffiliated	9,565,801	(5,393,653)	(631,424)	767,501
Investments – affiliated (Note 3)	—	—	—	28,260
Capital gain distribution from other RIC – affiliated (Note 3)	—	—	—	179,892
Net realized gain (loss)	9,565,801	(5,393,653)	(631,424)	975,653
Net change in unrealized appreciation (depreciation) on:
Investments – unaffiliated	11,456,384	169,545,890	857,095	(3,249,718)
Investments – affiliated (Note 3)	—	—	—	(974,114)
Foreign currency/receivables	—	—	(14,516)	—
Net change in unrealized appreciation (depreciation)	11,456,384	169,545,890	842,579	(4,223,832)
NET REALIZED AND UNREALIZED GAIN (LOSS)	21,022,185	164,152,237	211,155	(3,248,179)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$19,854,057	$167,003,289	$219,388	$(1,960,237)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2016 (Unaudited)

	BROWN	BROWN
	ADVISORY	ADVISORY
	TOTAL	STRATEGIC
	RETURN	BOND
	FUND	FUND
INVESTMENT INCOME
Dividend income	$14,844	$48,551
Interest Income	1,278,074	646,282
Total investment income	1,292,918	694,833
EXPENSES
Investment advisory fees (Note 3)	137,195	87,374
Administration, accounting and transfer agent fees	29,063	19,153
Business management fees	22,866	10,922
Registration fees	14,349	13,712
Professional fees	12,207	11,029
Miscellaneous expenses	8,164	7,350
Custody fees	2,630	1,633
Trustee fees	2,306	1,055
Service fees – Investor Shares (Note 3)	924	10,711
Insurance fees	800	405
Service fees – Advisor Shares (Note 3)	—	211
Distribution fees – Advisor Shares (Note 3)	—	1,058
Total Expenses	230,504	164,613
Expenses waived by adviser – expense cap (Note 3)	—	(10,651)
Net Expenses	230,504	153,962
NET INVESTMENT INCOME (LOSS)	1,062,414	540,871
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	118,423	(89,059)
Capital gain distribution from other RIC	28	884
Futures contracts (Note 7)	(897,383)	80,861
Net realized gain (loss)	(778,932)	(7,314)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,180,881)	47,740
Futures contracts (Note 7)	(819,210)	182,256
Net change in unrealized appreciation (depreciation)	(2,000,091)	229,996
NET REALIZED AND UNREALIZED GAIN (LOSS)	(2,779,023)	222,682
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(1,716,609)	$763,553

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2016 (Unaudited)

	BROWN	BROWN	BROWN
	ADVISORY	ADVISORY	ADVISORY
	MARYLAND	TAX EXEMPT	MORTGAGE
	BOND	BOND	SECURITIES
	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$—	$—	$7,266
Interest Income	2,433,882	3,880,113	3,976,027
Total investment income	2,433,882	3,880,113	3,983,293
EXPENSES
Investment advisory fees (Note 3)	276,120	367,626	590,521
Service fees – Investor Shares (Note 3)	46,020	61,271	277
Business management fees	46,020	61,271	98,420
Administration, accounting and transfer agent fees	45,541	59,653	110,077
Professional fees	14,280	16,043	19,839
Miscellaneous expenses	8,583	9,771	18,980
Trustee fees	4,610	6,199	10,528
Custody fees	2,670	3,824	13,338
Registration fees	2,205	11,116	14,672
Insurance fees	1,786	2,255	3,739
Total Expenses	447,835	599,029	880,391
NET INVESTMENT INCOME (LOSS)	1,986,047	3,281,084	3,102,902
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(304,903)	(842,037)	(3,198,478)
Capital gain distribution from other RIC	49	4	182
Securities sold short	—	—	(53,203)
Net realized gain (loss)	(304,854)	(842,033)	(3,251,499)
Net change in unrealized appreciation (depreciation) on:
Investments	(7,577,256)	(9,931,844)	(7,744,243)
Securities sold short	—	—	67,565
Net change in unrealized appreciation (depreciation)	(7,577,256)	(9,931,844)	(7,676,678)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(7,882,110)	(10,773,877)	(10,928,177)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(5,896,063)	$(7,492,793)	$(7,825,275)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Operations
For the Six Months Ended December 31, 2016 (Unaudited)

	BROWN	BROWN	BROWN	BROWN
	ADVISORY –	ADVISORY –	ADVISORY –	ADVISORY
	WMC	WMC	SOMERSET	EMERGING
	STRATEGIC	JAPAN ALPHA	EMERGING	MARKETS
	EUROPEAN	OPPORTUNITIES	MARKETS	SMALL-CAP
	EQUITY FUND	FUND	FUND	FUND
INVESTMENT INCOME
Dividend income	$5,543,239	$16,857,886	$6,539,217	$2,129,264
Less: foreign taxes withheld	(451,027)	(1,685,345)	(899,929)	(254,300)
Interest Income	12,618	91,129	30,132	17,877
Total investment income	5,104,830	15,263,670	5,669,420	1,892,841
EXPENSES
Investment advisory fees (Note 3)	4,791,304	8,025,539	2,431,376	1,334,648
Business management fees	266,184	401,277	135,076	53,386
Miscellaneous expenses	206,006	100,793	29,804	18,089
Administration, accounting and transfer agent fees	203,364	306,576	103,596	45,174
Custodian fees	164,502	238,216	348,109	139,900
Registration fees	58,905	21,519	43,659	15,728
Professional fees	35,976	47,023	23,199	15,414
Trustee fees	27,647	36,506	14,036	5,852
Insurance fees	10,894	1,696	4,882	2,121
Service fees – Investor Shares (Note 3)	8,925	1,116	150,382	3,907
Distribution fees – Advisor Shares (Note 3)	924	788	334	—
Service fees – Advisor Shares (Note 3)	554	473	200	—
Interest expense on line of credit (Note 8)	80	22,173	—	1,200
Total Expenses	5,775,265	9,203,695	3,284,653	1,635,419
NET INVESTMENT INCOME (LOSS)	(670,435)	6,059,975	2,384,767	257,422
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(11,960,636)	86,354,797	(19,510,467)	(2,821,553)
Forward foreign currency contracts (Note 6)	—	(11,565,713)	—	—
Futures contracts (Note 7)	—	7,191,414	—	—
Net realized gain (loss)	(11,960,636)	81,980,498	(19,510,467)	(2,821,553)
Net change in unrealized appreciation (depreciation) on:
Investments	18,108,238	89,677,905	11,668,335	(19,237,211)
Forward foreign currency contracts (Note 6)	—	(10,962,063)	—	—
Futures contracts (Note 7)	—	1,913,271	—	—
Foreign currency/receivables	32,640	(478,430)	20,288	(3,825)
Net change in unrealized appreciation (depreciation)	18,140,878	80,150,683	11,688,623	(19,241,036)
NET REALIZED AND UNREALIZED GAIN (LOSS)	6,180,242	162,131,181	(7,821,844)	(22,062,589)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$5,509,807	$168,191,156	$(5,437,077)	$(21,805,167)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GROWTH EQUITY FUND		FLEXIBLE EQUITY FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2016	June 30,	2016	June 30,
	(Unaudited)	2016	(Unaudited)	2016
OPERATIONS
Net investment income (loss)	$(4,710,470)	$(5,874,397)	$870,802	$1,712,215
Net realized gain (loss)	138,888,155	124,211,432	6,613,146	(9,574,851)
Net change in unrealized appreciation (depreciation)	(153,756,289)	(111,591,843)	29,857,48	(2,732,202)
Increase (Decrease) in Net Assets from Operations	(19,578,604)	6,745,192	37,341,43	(10,594,838)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income – Institutional Shares	—	—	(296,958)	(118,078)
Net investment income – Investor Shares	—	—	(1,264,674)	(1,585,339)
Net investment income – Advisor Shares	—	—	(11,536)	(24,797)
Net realized gain – Institutional Shares	(21,177,151)	(16,080,264)	—	—
Net realized gain – Investor Shares	(123,869,945)	(130,457,394)	—	—
Net realized gain – Advisor Shares	(2,370,151)	(2,441,644)	—	—
Total Distributions to Shareholders	(147,417,247)	(148,979,302)	(1,573,168)	(1,728,214)
CAPITAL SHARE TRANSACTIONS
Sale of shares – Institutional Shares	43,360,356	44,809,830	35,920,803	23,904,540
Sale of shares – Investor Shares	95,573,579	276,195,465	14,832,140	124,130,337
Sale of shares – Advisor Shares	1,568,917	3,660,338	307,736	995,241
Reinvestment of distributions – Institutional Shares	17,528,304	13,324,395	116,213	7
Reinvestment of distributions – Investor Shares	116,009,978	117,886,614	330,268	528,062
Reinvestment of distributions – Advisor Shares	2,309,631	2,377,708	10,376	22,944
Redemption of shares – Institutional Shares	(43,468,442)	(49,170,983)	(12,379,792)	(3,463,636)
Redemption of shares – Investor Shares	(538,927,870)	(495,565,323)	(66,345,173)	(75,680,003)
Redemption of shares – Advisor Shares	(7,465,250)	(14,878,919)	(1,151,943)	(4,826,465)
Redemption fees – Institutional Shares	6	—	386	—
Redemption fees – Investor Shares	263	2,208	898	64
Redemption fees – Advisor Shares	651	7	—	198
Shares issued in connection with the acquisition of
the Brown Advisory Value Equity Fund (Note 9):
Institutional Shares	N/A	N/A	1,202,936	N/A
Investor Shares	N/A	N/A	41,538,801	N/A
Advisor Shares	N/A	N/A	992,710	N/A
Increase (Decrease) from Capital Share Transactions	(313,509,877)	(101,358,660)	15,376,359	65,611,289
Increase (Decrease) in Net Assets	(480,505,728)	(243,592,770)	51,144,628	53,288,237
NET ASSETS
Beginning of period	2,203,416,946	2,447,009,716	337,636,858	284,348,621
End of period	$1,722,911,218	$2,203,416,946	$388,781,486	$337,636,858
Undistributed (Accumulated) net investment income (loss)	$(7,600,429)	$(2,889,959)	$106,567	$808,933
SHARE TRANSACTIONS
Sale of shares – Institutional Shares	2,214,626	2,313,362	2,219,149	1,546,649
Sale of shares – Investor Shares	4,982,180	14,288,981	911,245	8,303,092
Sale of shares – Advisor Shares	84,386	193,783	18,624	65,238
Reinvestment of distributions – Institutional Shares	998,195	691,458	7,005	—
Reinvestment of distributions – Investor Shares	6,651,948	6,143,127	19,920	33,720
Reinvestment of distributions – Advisor Shares	138,218	128,525	625	1,464
Redemption of shares – Institutional Shares	(2,290,597)	(2,512,389)	(799,958)	(228,251)
Redemption of shares – Investor Shares	(28,017,170)	(25,683,769)	(4,108,640)	(4,974,758)
Redemption of shares – Advisor Shares	(404,328)	(782,405)	(71,758)	(319,551)
Shares issued in connection with the acquisition of
the Brown Advisory Value Equity Fund (Note 9):
Institutional Shares	N/A	N/A	72,612	N/A
Investor Shares	N/A	N/A	2,509,981	N/A
Advisor Shares	N/A	N/A	59,882	N/A
Increase (Decrease) in shares outstanding	(15,642,542)	(5,219,327)	838,687	4,427,603

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	EQUITY INCOME FUND		SUSTAINABLE GROWTH FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2016	June 30,	2016	June 30,
	(Unaudited)	2016	(Unaudited)	2016
OPERATIONS
Net investment income (loss)	$1,122,487	$3,368,205	$(695,433)	$(1,102,504)
Net realized gain (loss)	4,993,113	1,228,571	8,977,598	3,885,315
Net change in unrealized appreciation (depreciation)	(1,896,339)	(6,886,953)	4,472,360	15,334,723
Increase (Decrease) in Net Assets from Operations	4,219,261	(2,290,177)	12,754,525	18,117,534
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(96,012)	(365,732)	—	—
Investor Shares	(931,046)	(2,950,606)	—	—
Advisor Shares	(23,042)	(53,866)	—	—
Net realized gain:
Institutional Shares	(408,109)	(188,209)	(1,045,872)	(3,716,752)
Investor Shares	(3,601,920)	(1,567,845)	(198,697)	(732,739)
Advisor Shares	(110,477)	(29,616)	(1,263,054)	(9,527,402)
Total Distributions to Shareholders	(5,170,606)	(5,155,874)	(2,507,623)	(13,976,893)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	11,392,987	1,263,000	35,685,948	65,254,532
Investor Shares	3,409,566	10,269,026	11,946,809	20,556,459
Advisor Shares	1,640	77,650	18,547,608	103,143,267
Reinvestment of distributions:
Institutional Shares	393,844	436,376	743,538	2,354,247
Investor Shares	2,092,100	1,429,730	175,109	538,649
Advisor Shares	125,971	72,240	1,188,453	8,931,717
Redemption of shares
Institutional Shares	(14,384,408)	(5,375,406)	(10,234,412)	(16,564,900)
Investor Shares	(19,317,305)	(75,816,836)	(9,992,404)	(7,069,856)
Advisor Shares	(15,422)	(257,266)	(53,057,071)	(48,279,652)
Redemption fees
Institutional Shares	—	—	63	1
Investor Shares	—	—	338	341
Advisor Shares	1	—	195	885
Increase (Decrease) from Capital Share Transactions	(16,301,026)	(67,901,486)	(4,995,826)	128,865,690
Increase (Decrease) in Net Assets	(17,252,371)	(75,347,537)	5,251,076	133,006,331
NET ASSETS
Beginning of period	128,935,823	204,283,360	349,410,965	216,404,634
End of period	$111,683,452	$128,935,823	$354,662,041	$349,410,965
Undistributed (Accumulated) net investment income (loss)	$110,987	$38,600	$(1,273,376)	$(577,943)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	883,936	102,693	2,121,215	4,184,096
Investor Shares	261,685	828,449	717,963	1,304,030
Advisor Shares	124	6,691	1,135,956	6,520,698
Reinvestment of distributions:
Institutional Shares	30,458	35,362	44,075	150,527
Investor Shares	161,889	116,203	10,461	34,640
Advisor Shares	9,764	5,856	71,766	579,605
Redemption of shares:
Institutional Shares	(1,116,516)	(442,768)	(613,052)	(1,054,388)
Investor Shares	(1,493,521)	(6,165,587)	(595,600)	(445,762)
Advisor Shares	(1,193)	(20,572)	(3,236,381)	(3,184,241)
Increase (Decrease) in shares outstanding	(1,263,374)	(5,533,673)	(343,597)	8,089,205

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY SMALL-CAP
	SMALL-CAP GROWTH FUND		FUNDAMENTAL VALUE FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2016	June 30,	2016	June 30,
	(Unaudited)	2016	(Unaudited)	2016
OPERATIONS
Net investment income (loss)	$(1,168,128)	$(1,621,898)	$2,851,052	$3,844,002
Net realized gain (loss)	9,565,801	24,884,563	(5,393,653)	5,583,924
Net change in unrealized appreciation (depreciation)	11,456,384	(17,671,772)	169,545,890	(13,233,109)
Increase (Decrease) in Net Assets from Operations	19,854,057	5,590,893	167,003,289	(3,805,183)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(988,540)	(484,047)
Investor Shares	—	—	(1,873,774)	(2,277,048)
Advisor Shares	—	—	—	(35,541)
Net realized gain:
Institutional Shares	(3,125,896)	(1,946,062)	(334,931)	(2,038,801)
Investor Shares	(9,911,936)	(37,656,440)	(1,026,309)	(14,082,090)
Advisor Shares	(1,153,765)	(819,956)	(71,853)	(1,069,503)
Total Distributions to Shareholders	(14,191,597)	(40,422,458)	(4,295,407)	(19,987,030)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	84,406,784	5,588,177	123,008,154	89,252,983
Investor Shares	37,389,582	44,867,427	76,997,251	221,245,590
Advisor Shares	29,094,413	6,143,111	2,879,990	11,524,532
Reinvestment of distributions:
Institutional Shares	2,803,928	1,258,905	1,028,123	1,826,895
Investor Shares	6,192,098	22,013,906	1,463,959	9,736,248
Advisor Shares	804,864	565,945	70,862	1,084,680
Redemption of shares
Institutional Shares	(7,117,661)	(1,279,143)	(13,788,587)	(13,343,881)
Investor Shares	(28,228,360)	(27,986,757)	(121,904,765)	(180,251,556)
Advisor Shares	(3,948,311)	(2,823,963)	(5,302,357)	(16,232,721)
Redemption fees
Institutional Shares	239	—	20	1,477
Investor Shares	—	292	52	1,354
Advisor Shares	393	292	1	1,252
Increase (Decrease) from Capital Share Transactions	121,397,969	48,348,192	64,452,703	124,846,853
Increase (Decrease) in Net Assets	127,060,429	13,516,627	227,160,585	101,054,640
NET ASSETS
Beginning of period	295,131,083	281,614,456	983,635,008	882,580,368
End of period	$422,191,512	$295,131,083	$1,210,795,593	$983,635,008
Undistributed (Accumulated) net investment income (loss)	$(1,610,957)	$(442,829)	$1,033,188	$1,044,450
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,534,552	188,309	5,066,687	4,171,224
Investor Shares	2,249,183	2,937,441	3,192,293	10,130,767
Advisor Shares	1,827,942	431,751	120,028	533,241
Reinvestment of distributions:
Institutional Shares	85,695	41,977	38,734	83,739
Investor Shares	377,337	1,461,747	55,176	447,800
Advisor Shares	51,200	39,112	2,683	50,227
Redemption of shares:
Institutional Shares	(213,620)	(41,639)	(570,745)	(606,792)
Investor Shares	(1,706,960)	(1,792,684)	(5,096,356)	(8,207,223)
Advisor Shares	(248,860)	(190,374)	(217,195)	(740,720)
Increase (Decrease) in shares outstanding	4,956,469	3,075,640	2,591,305	5,862,263

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	GLOBAL LEADERS FUND		INTERMEDIATE INCOME FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2016	June 30,	2016	June 30,
	(Unaudited)	2016*	(Unaudited)	2016
OPERATIONS
Net investment income (loss)	$8,233	$82,066	$1,287,942	$2,896,397
Net realized gain (loss)	(631,424)	(1,102,079)	975,653	(699,518)
Net change in unrealized appreciation (depreciation)	842,579	699,600	(4,223,832)	3,708,589
Increase (Decrease) in Net Assets from Operations	219,388	(320,413)	(1,960,237)	5,905,468
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(53,915)	—	(1,322,119)	(2,820,398)
Advisor Shares	—	—	(74,830)	(160,893)
Net realized gain:
Investor Shares	—	—	—	(773,069)
Advisor Shares	—	—	—	(49,905)
Total Distributions to Shareholders	(53,915)	—	(1,396,949)	(3,804,265)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	4,637,789	17,814,152	11,788,873	29,525,581
Advisor Shares	—	—	200	44,413
Reinvestment of distributions:
Investor Shares	27,050	—	334,940	1,248,100
Advisor Shares	—	—	45,889	130,783
Redemption of shares
Investor Shares	(1,702,512)	(1,161,378)	(12,514,504)	(34,857,866)
Advisor Shares	—	—	(398,012)	(933,155)
Redemption fees
Investor Shares	—	—	—	3
Advisor Shares	—	—	—	—
Shares issued in connection with the acquisition of
the Brown Advisory Opportunity Fund:
Investor Shares	N/A	10,035,030	N/A	N/A
Increase (Decrease) from Capital Share Transactions	2,962,327	26,687,804	(742,614)	(4,842,141)
Increase (Decrease) in Net Assets	3,127,800	26,367,391	(4,099,800)	(2,740,938)
NET ASSETS
Beginning of period	26,367,391	—	146,872,422	149,613,360
End of period	$29,495,191	$26,367,391	$142,772,622	$146,872,422
Undistributed (Accumulated) net investment income (loss)	$8,230	$53,912	$(282,892)	$(173,885)
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	467,049	1,856,363	1,100,142	2,775,238
Advisor Shares	—	—	19	4,256
Reinvestment of distributions:
Investor Shares	2,772	—	31,315	117,748
Advisor Shares	—	—	4,379	12,566
Redemption of shares:
Investor Shares	(171,660)	(119,736)	(1,173,742)	(3,273,682)
Advisor Shares	—	—	(38,279)	(89,510)
Shares issued in connection with the acquisition of
the Brown Advisory Opportunity Fund:
Investor Shares	N/A	994,393	N/A	N/A
Increase (Decrease) in shares outstanding	298,161	2,731,020	(76,166)	(455,384)
*	Commenced operations on July 1, 2015. The information presented is for the period from July 1, 2015 (end of day) to June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	TOTAL RETURN FUND		STRATEGIC BOND FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2016	June 30,	2016	June 30,
	(Unaudited)	2016	(Unaudited)	2016
OPERATIONS
Net investment income (loss)	$1,062,414	$2,053,474	$540,871	$1,521,593
Net realized gain (loss)	(778,932)	516,458	(7,314)	(1,923,589)
Net change in unrealized appreciation (depreciation)	(2,000,091)	2,495,983	229,996	683,014
Increase (Decrease) in Net Assets from Operations	(1,716,609)	5,065,915	763,553	281,018
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(1,053,045)	(2,128,088)	—	—
Investor Shares	(43,977)	(94,064)	(543,668)	(2,420,788)
Advisor Shares	—	—	(9,351)	(55,995)
Net realized gain:
Institutional Shares	(98,534)	—	—	—
Investor Shares	(3,277)	—	—	—
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(1,198,833)	(2,222,152)	(553,019)	(2,476,783)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	16,370,473	20,855,744	—	—
Investor Shares	2,375,510	1,343,005	25,580,659	3,826,957
Advisor Shares	—	—	5,313	—
Reinvestment of distributions:
Institutional Shares	277,138	135,297	—	—
Investor Shares	35,979	79,685	85,250	317,063
Advisor Shares	—	—	8,321	42,801
Redemption of shares
Institutional Shares	(6,969,623)	(13,649,303)	—	—
Investor Shares	(1,271,408)	(8,612,071)	(5,226,507)	(22,475,247)
Advisor Shares	—	—	(185,492)	(811,615)
Redemption fees
Institutional Shares	—	—	—	—
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	10,818,069	152,357	20,267,544	(19,100,041)
Increase (Decrease) in Net Assets	7,902,627	2,996,120	20,478,078	(21,295,806)
NET ASSETS
Beginning of period	85,811,660	82,815,540	40,076,028	61,371,834
End of period	$93,714,287	$85,811,660	$60,554,106	$40,076,028
Undistributed (Accumulated) net investment income (loss)	$(35,231)	$(623)	$(86,107)	$(73,959)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,625,630	2,109,393	—	—
Investor Shares	231,972	135,649	2,681,072	403,394
Advisor Shares	—	—	554	—
Reinvestment of distributions:
Institutional Shares	27,785	13,657	—	—
Investor Shares	3,568	8,049	8,931	33,319
Advisor Shares	—	—	871	4,491
Redemption of shares:
Institutional Shares	(689,054)	(1,380,268)	—	—
Investor Shares	(128,687)	(874,785)	(547,617)	(2,367,203)
Advisor Shares	—	—	(19,489)	(85,611)
Increase (Decrease) in shares outstanding	1,071,214	11,695	2,124,322	(2,011,610)

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY		BROWN ADVISORY
	MARYLAND BOND FUND		TAX EXEMPT BOND FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2016	June 30,	2016	June 30,
	(Unaudited)	2016	(Unaudited)	2016
OPERATIONS
Net investment income (loss)	$1,986,047	$4,035,203	$3,281,084	$5,642,298
Net realized gain (loss)	(304,854)	1,347,240	(842,033)	331,921
Net change in unrealized appreciation (depreciation)	(7,577,256)	4,359,306	(9,931,844)	7,199,311
Increase (Decrease) in Net Assets from Operations	(5,896,063)	9,741,749	(7,492,793)	13,173,530
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(1,985,702)	(4,035,074)	(3,280,958)	(5,642,129)
Net realized gain:
Investor Shares	(627,717)	(906,772)	—	—
Total Distributions to Shareholders	(2,613,419)	(4,941,846)	(3,280,958)	(5,642,129)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	36,290,334	27,494,531	82,890,953	59,630,595
Reinvestment of distributions:
Investor Shares	693,972	1,233,816	585,168	1,187,875
Redemption of shares
Investor Shares	(75,850,114)	(49,292,605)	(64,330,327)	(58,829,020)
Redemption fees
Investor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	(38,865,808)	(20,564,258)	19,145,794	1,989,450
Increase (Decrease) in Net Assets	(47,375,290)	(15,764,355)	8,372,043	9,520,851
NET ASSETS
Beginning of period	183,704,776	199,469,131	233,675,326	224,154,475
End of period	$136,329,486	$183,704,776	$242,047,369	$233,675,326
Undistributed (Accumulated) net investment income (loss)	$502	$157	$172	$46
SHARE TRANSACTIONS
Sale of shares:
Investor Shares	3,425,053	2,553,474	8,309,593	5,916,196
Reinvestment of distributions:
Investor Shares	65,582	114,852	58,094	117,959
Redemption of shares:
Investor Shares	(7,240,409)	(4,580,145)	(6,485,659)	(5,841,862)
Increase (Decrease) in shares outstanding	(3,749,774)	(1,911,819)	1,882,028	192,293

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

			BROWN ADVISORY —
	BROWN ADVISORY		WMC STRATEGIC
	MORTGAGE SECURITIES FUND		EUROPEAN EQUITY FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2016	June 30,	2016	June 30,
	(Unaudited)	2016	(Unaudited)	2016
OPERATIONS
Net investment income (loss)	$3,102,902	$6,730,528	$(670,435)	$12,716,179
Net realized gain (loss)	(3,251,499)	2,435,203	(11,960,636)	(38,401,054)
Net change in unrealized appreciation (depreciation)	(7,676,678)	4,611,749	18,140,878	(16,316,729)
Increase (Decrease) in Net Assets from Operations	(7,825,275)	13,777,480	5,509,807	(42,001,604)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(4,226,260)	(7,634,638)	(12,504,483)	(2,992,321)
Investor Shares	(9,723)	(272,364)	(101,420)	—
Advisor Shares	—	—	(6,394)	—
Net realized gain:
Institutional Shares	(2,569,582)	(1,251,294)	—	—
Investor Shares	(5,800)	(6,444)	—	—
Advisor Shares	—	—	—	—
Total Distributions to Shareholders	(6,811,365)	(9,164,740)	(12,612,297)	(2,992,321)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	57,996,649	190,657,531	61,943,733	1,071,009,646
Investor Shares	434,083	4,298,461	1,694,086	16,339,283
Advisor Shares	—	—	90,465	407,912
Reinvestment of distributions:
Institutional Shares	2,666,292	1,978,340	10,024,081	2,334,075
Investor Shares	13,687	164,060	97,787	—
Advisor Shares	—	—	6,394	—
Redemption of shares
Institutional Shares	(58,340,935)	(25,603,200)	(160,505,161)	(209,118,819)
Investor Shares	(1,373,981)	(31,354,854)	(6,107,279)	(28,730,256)
Advisor Shares	—	—	(217,775)	(699,362)
Redemption fees
Institutional Shares	47	—	820	1
Investor Shares	—	—	—	—
Advisor Shares	—	—	—	—
Increase (Decrease) from Capital Share Transactions	1,395,842	140,140,338	(92,972,849)	851,542,480
Increase (Decrease) in Net Assets	(13,240,798)	144,753,078	(100,075,339)	806,548,555
NET ASSETS
Beginning of period	379,701,544	234,948,466	1,073,646,282	267,097,727
End of period	$366,460,746	$379,701,544	$973,570,943	$1,073,646,282
Undistributed (Accumulated) net investment income (loss)	$(1,135,929)	$(2,848)	$(671,156)	$12,611,576
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	5,709,201	18,863,416	6,172,230	104,321,742
Investor Shares	42,808	423,537	165,417	1,657,066
Advisor Shares	—	—	9,158	40,534
Reinvestment of distributions:
Institutional Shares	271,249	196,274	1,032,346	225,951
Investor Shares	1,377	16,201	10,071	—
Advisor Shares	—	—	661	—
Redemption of shares:
Institutional Shares	(5,805,879)	(2,524,958)	(16,022,503)	(21,019,706)
Investor Shares	(134,356)	(3,110,533)	(611,119)	(2,876,056)
Advisor Shares	—	—	(22,225)	(70,670)
Increase (Decrease) in shares outstanding	84,400	13,863,937	(9,265,964)	82,278,861

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY —		BROWN ADVISORY —
	WMC JAPAN ALPHA		SOMERSET EMERGING
	OPPORTUNITIES FUND		MARKETS FUND
	Six Months Ended	Fiscal	Six Months Ended	Fiscal
	December 31,	Year Ended	December 31,	Year Ended
	2016	June 30,	2016	June 30,
	(Unaudited)	2016	(Unaudited)	2016
OPERATIONS
Net investment income (loss)	$6,059,975	$11,295,045	$2,384,767	$6,259,315
Net realized gain (loss)	81,980,498	(510,551,726)	(19,510,467)	(22,999,699)
Net change in unrealized appreciation (depreciation)	80,150,683	(72,848,302)	11,688,623	(17,139,970)
Increase (Decrease) in Net Assets from Operations	168,191,156	(572,104,983)	(5,437,077)	(33,880,354)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	(188,806,891)	(4,318,102)	(2,214,836)
Investor Shares	—	(2,854,668)	(2,188,677)	(1,712,443)
Advisor Shares	—	(139,380)	(1,624)	(742)
Net realized gain:
Institutional Shares	—	(39,006,684)	—	—
Investor Shares	—	(593,987)	—	—
Advisor Shares	—	(29,833)	—	—
Total Distributions to Shareholders	—	(231,431,443)	(6,508,403)	(3,928,021)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	771,493,710	1,472,565,101	45,983,454	224,157,581
Investor Shares	439,423	18,627,215	16,317,950	186,372,395
Advisor Shares	42,565	1,410,394	10,000	224,436
Reinvestment of distributions:
Institutional Shares	—	13,872,815	1,750,302	455,104
Investor Shares	—	3,431,115	2,152,636	1,685,181
Advisor Shares	—	165,236	1,624	726
Redemption of shares
Institutional Shares	(1,387,624,042)	(448,721,260)	(28,040,146)	(153,243,842)
Investor Shares	(734,212)	(34,159,583)	(19,871,188)	(129,370,609)
Advisor Shares	(200,414)	(2,045,925)	(81,571)	(749,289)
Redemption fees
Institutional Shares	10,627	1,200	72	—
Investor Shares	—	970	—	325
Advisor Shares	—	2	—	—
Increase (Decrease) from Capital Share Transactions	(616,572,343)	1,025,147,280	18,223,133	129,532,008
Increase (Decrease) in Net Assets	(448,381,187)	221,610,854	6,277,653	91,723,633
NET ASSETS
Beginning of period	1,831,121,897	1,609,511,043	517,115,443	425,391,810
End of period	$1,382,740,710	$1,831,121,897	$523,393,096	$517,115,443
Undistributed (Accumulated) net investment income (loss)	$(351,892,188)	$(357,952,163)	$218,968	$4,342,604
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	79,711,265	126,755,340	5,177,630	27,019,470
Investor Shares	47,431	1,596,337	1,853,148	21,728,904
Advisor Shares	4,661	119,056	1,159	26,550
Reinvestment of distributions:
Institutional Shares	—	1,236,172	207,136	54,569
Investor Shares	—	307,350	255,052	202,302
Advisor Shares	—	14,836	191	87
Redemption of shares:
Institutional Shares	(144,212,643)	(44,100,589)	(3,182,090)	(17,973,135)
Investor Shares	(80,454)	(3,721,563)	(2,225,293)	(15,355,320)
Advisor Shares	(21,721)	(186,243)	(9,334)	(91,522)
Increase (Decrease) in shares outstanding	(64,551,461)	82,020,696	2,077,599	15,611,905

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Statements of Changes in Net Assets

	BROWN ADVISORY
	EMERGING MARKETS
	SMALL-CAP FUND
	Six Months Ended	Fiscal
	December 31,	Year Ended
	2016	June 30,
	(Unaudited)	2016
OPERATIONS
Net investment income (loss)	$257,422	$(85,965)
Net realized gain (loss)	(2,821,553)	(38,258,677)
Net change in unrealized appreciation (depreciation)	(19,241,036)	(1,666,992)
Increase (Decrease) in Net Assets from Operations	(21,805,167)	(40,011,634)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain:
Institutional Shares	—	(8,236,160)
Investor Shares	—	(267,081)
Total Distributions to Shareholders	—	(8,503,241)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	37,274,694	125,620,842
Investor Shares	681,366	7,501,704
Reinvestment of distributions:
Institutional Shares	—	4,501,118
Investor Shares	—	244,075
Redemption of shares
Institutional Shares	(70,010,141)	(60,180,293)
Investor Shares	(2,352,268)	(18,088,567)
Redemption fees
Institutional Shares	1,853	—
Investor Shares	—	1
Increase (Decrease) from Capital Share Transactions	(34,404,496)	59,598,880
Increase (Decrease) in Net Assets	(56,209,663)	11,084,005
NET ASSETS
Beginning of period	217,976,925	206,892,920
End of period	$161,767,262	$217,976,925
Undistributed (Accumulated) net investment income (loss)	$(244,165)	$(501,587)
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,164,519	12,939,592
Investor Shares	75,861	729,171
Reinvestment of distributions:
Institutional Shares	—	463,679
Investor Shares	—	25,187
Redemption of shares:
Institutional Shares	(8,000,713)	(6,319,193)
Investor Shares	(258,020)	(1,763,461)
Increase (Decrease) in shares outstanding	(4,018,353)	6,074,975

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY GROWTH EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013(g)
For a share outstanding throughout each period

Net asset value, beginning of period	$19.16		$20.33	$19.10	$16.22	$14.58

Net investment income (loss)(a)	(0.03)		(0.02)	0.02	—	0.01
Net realized and unrealized gains (losses)	(0.21)		0.13	1.82	2.99	1.66

Total from investment operations	$(0.24)		$0.11	$1.84	$2.99	$1.67

Distributions from:
Net investment income	—		—	—	—	(0.03)
Net realized gains	(1.57)		(1.28)	(0.61)	(0.11)	—

Total distributions to shareholders	$(1.57)		$(1.28)	$(0.61)	$(0.11)	$(0.03)

Redemption fees(a)	—(e	)	—	—(e )	—(e )	—(e	)

Net asset value, end of period	$17.35		$19.16	$20.33	$19.10	$16.22

Total return	(1.33	)%(b)	0.49%	9.73%	18.46%	11.49	%(b)

Net assets at end of period (000’s omitted)	$245,615		$253,640	$259,098	$233,627	$116,575

Ratios to average net assets:
Net investment income (loss)	(0.32	)%(c)	(0.12)%	0.09%	0.03%	0.30	%(c)
Net expenses	0.72	%(c)	0.72%	0.72%	0.74%	0.78	%(c)
Gross expenses(d)	0.72	%(c)	0.72%	0.72%	0.74%	0.78	%(c)
Portfolio turnover rate	17	%(b)	24%	24%	25%	40	%(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(g)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY GROWTH EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
For a share outstanding throughout each period

Net asset value, beginning of period	$19.06		$20.26	$19.07	$16.21	$13.80	$13.63

Net investment income (loss)(a)	(0.05)		(0.05)	(0.01)	(0.02)	0.03	(0.05)
Net realized and unrealized gains (losses)	(0.21)		0.13	1.81	2.99	2.41	0.22

Total from investment operations	$(0.26)		$0.08	$1.80	$2.97	$2.44	$0.17

Distributions from:
Net investment income	—		—	—	—	(0.03)	—
Net realized gains	(1.57)		(1.28)	(0.61)	(0.11)	—	—

Total distributions to shareholders	$(1.57)		$(1.28)	$(0.61)	$(0.11)	$(0.03)	$—

Redemption fees(a)	—(c	)	—(c )	—(c )	—(c )	—(c )	—(c )

Net asset value, end of period	$17.23		$19.06	$20.26	$19.07	$16.21	$13.80

Total return	(1.45	)%(d)	0.34%	9.54%	18.35%	17.67%	1.25%

Net assets at end of period (000’s omitted)	$1,450,333		$1,916,472	$2,143,325	$2,497,036	$1,653,389	$954,560

Ratios to average net assets:
Net investment income (loss)	(0.47	)%(e)	(0.27)%	(0.06)%	(0.12)%	0.17%	(0.35)%
Net expenses	0.87	%(e)	0.87%	0.87%	0.89%	0.91%	0.90%
Gross expenses(b)	0.87	%(e)	0.87%	0.87%	0.89%	0.91%	0.90%
Portfolio turnover rate	17	%(d)	24%	24%	25%	40%	58%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY GROWTH EQUITY FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
For a share outstanding throughout each period

Net asset value, beginning of period	$18.35		$19.60	$18.51	$15.78	$13.45	$13.31

Net investment income (loss)(a)	(0.07)		(0.10)	(0.06)	(0.07)	(0.01)	(0.07)
Net realized and unrealized gains (losses)	(0.20)		0.13	1.76	2.91	2.35	0.21

Total from investment operations	$(0.27)		$0.03	$1.70	$2.84	$2.34	$0.14

Distributions from:
Net investment income	—		—	—	—	(0.01)	—
Net realized gains	(1.57)		(1.28)	(0.61)	(0.11)	—	—

Total distributions to shareholders	$(1.57)		$(1.28)	$(0.61)	$(0.11)	$(0.01)	$—

Redemption fees(a)	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$16.51		$18.35	$19.60	$18.51	$15.78	$13.45
Total return	(1.56	)%(d)	0.09%	9.28%	18.02%	17.43%	1.05%

Net assets at end of period (000’s omitted)	$26,964		$33,304	$44,587	$48,632	$21,478	$11,593

Ratios to average net assets:
Net investment income (loss)	(0.72	)%(e)	(0.52)%	(0.31)%	(0.37)%	(0.07)%	(0.55)%
Net expenses	1.12	%(e)	1.12%	1.12%	1.14%	1.15%	1.10%
Gross expenses(b)	1.12	%(e)	1.12%	1.12%	1.14%	1.15%	1.10%
Portfolio turnover rate	17	%(d)	24%	24%	25%	40%	58%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY FLEXIBLE EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$15.15		$15.92	$14.81	$12.28	$10.46

Net investment income (loss)(a)	0.05		0.11	0.12	0.09	0.06
Net realized and unrealized gains (losses)	1.70		(0.77)	1.08	2.49	1.82

Total from investment operations	$1.75		$(0.66)	$1.20	$2.58	$1.88

Distributions from:
Net investment income	(0.10)		(0.11)	(0.09)	(0.05)	(0.06)

Total distributions to shareholders	$(0.10)		$(0.11)	$(0.09)	$(0.05)	$(0.06)

Redemption fees(a)	—	(g)	—	—	—	—

Net asset value, end of period	$16.80		$15.15	$15.92	$14.81	$12.28

Total return	11.56	%(b)	(4.16)%	8.09%	21.06%	18.07	%(b)

Net assets at end of period (000’s omitted)	$51,811		$24,012	$4,240	$3,126	$12

Ratios to average net assets:
Net investment income (loss)	0.64	%(c)	0.71%	0.76%	0.66%	0.65	%(c)
Net expenses	0.74	%(c)	0.73%	0.76%	0.82%	1.00	%(c)
Gross expenses(d)	0.74	%(c)	0.73%	0.76%	0.81%	0.88	%(c)
Portfolio turnover rate	11	%(b)	15%	7%	15%	12	%(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers or recoupments.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.
(g)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY FLEXIBLE EQUITY FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
For a share outstanding throughout each period

Net asset value, beginning of period	$15.12		$15.89	$14.79	$12.28	$9.68	$9.16

Net investment income (loss)(a)	0.04		0.08	0.10	0.07	0.05	0.05
Net realized and unrealized gains (losses)	1.69		(0.76)	1.07	2.48	2.60	0.50

Total from investment operations	$1.73		$(0.68)	$1.17	$2.55	$2.65	$0.55

Distributions from:
Net investment income	(0.07)		(0.09)	(0.07)	(0.04)	(0.05)	(0.03)

Total distributions to shareholders	$(0.07)		$(0.09)	$(0.07)	$(0.04)	$(0.05)	$(0.03)

Redemption fees(a)	—	(c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$16.78		$15.12	$15.89	$14.79	$12.28	$9.68

Total return	11.47	%(d)	(4.30)%	7.92%	20.78%	27.51%	5.98%

Net assets at end of period (000’s omitted)	$328,880		$306,456	$268,569	$162,615	$82,783	$37,477

Ratios to average net assets:
Net investment income (loss)	0.49	%(e)	0.56%	0.61%	0.51%	0.50%	0.52%
Net expenses	0.89	%(e)	0.88%	0.91%	0.97%	1.15%	1.15%
Gross expenses(b)	0.89	%(e)	0.88%	0.91%	0.96%	1.05%	1.18%
Portfolio turnover rate	11	%(d)	15%	7%	15%	12%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers or recoupments.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY FLEXIBLE EQUITY FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
For a share outstanding throughout each period

Net asset value, beginning of period	$15.12		$15.88	$14.77	$12.28	$9.68	$9.17

Net investment income (loss)(a)	0.02		0.05	0.06	0.04	0.02	0.03
Net realized and unrealized gains (losses)	1.70		(0.77)	1.07	2.48	2.61	0.49

Total from investment operations	$1.72		$(0.72)	$1.13	$2.52	$2.63	$0.52

Distributions from:
Net investment income	(0.03)		(0.04)	(0.02)	(0.03)	(0.03)	(0.01)

Total distributions to shareholders	$(0.03)		$(0.04)	$(0.02)	$(0.03)	$(0.03)	$(0.01)

Redemption fees(a)	—		—(c )	—	—	—	—

Net asset value, end of period	$16.81		$15.12	$15.88	$14.77	$12.28	$9.68

Total return	11.36	%(d)	(4.56)%	7.68%	20.52%	27.25%	5.73%

Net assets at end of period (000’s omitted)	$8,091		$7,168	$11,540	$14,831	$6,115	$1,079

Ratios to average net assets:
Net investment income (loss)	0.24	%(e)	0.31%	0.36%	0.26%	0.30%	0.32%
Net expenses	1.14	%(e)	1.13%	1.16%	1.22%	1.35%	1.35%
Gross expenses(b)	1.14	%(e)	1.13%	1.16%	1.21%	1.30%	1.38%
Portfolio turnover rate	11	%(d)	15%	7%	15%	12%	19%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers or recoupments.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY EQUITY INCOME FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$12.87		$13.14	$13.70	$12.16	$11.07

Net investment income (loss)(a)	0.13		0.28	0.29	0.29	0.21
Net realized and unrealized gains (losses)	0.35		(0.13)	0.08	1.99	1.19

Total from investment operations	$0.48		$0.15	$0.37	$2.28	$1.40

Distributions from:
Net investment income	(0.12)		(0.29)	(0.30)	(0.29)	(0.23)
Net realized gains	(0.48)		(0.13)	(0.63)	(0.45)	(0.08)

Total distributions to shareholders	$(0.60)		$(0.42)	$(0.93)	$(0.74)	$(0.31)

Redemption fees(a)	—		—	—	—	—

Net asset value, end of period	$12.75		$12.87	$13.14	$13.70	$12.16

Total return	3.70	%(b)	1.31%	2.60%	19.30%	12.88	%(b)

Net assets at end of period (000’s omitted)	$11,137		$13,840	$18,134	$17,663	$11

Ratios to average net assets:
Net investment income (loss)	1.94	%(c)	2.24%	2.16%	2.23%	2.53	%(c)
Net expenses	0.76	%(c)	0.75%	0.75%	0.77%	0.80	%(c)
Gross expenses(d)	0.76	%(c)	0.75%	0.75%	0.77%	0.80	%(c)
Portfolio turnover rate	4	%(b)	17%	18%	32%	21	%(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(f)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY EQUITY INCOME FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$12.86		$13.13	$13.69	$12.16	$10.49	$10.00

Net investment income (loss)(a)	0.12		0.26	0.27	0.27	0.27	0.15
Net realized and unrealized gains (losses)	0.36		(0.13)	0.08	1.98	1.76	0.46

Total from investment operations	$0.48		$0.13	$0.35	$2.25	$2.03	$0.61

Distributions from:
Net investment income	(0.11)		(0.27)	(0.28)	(0.27)	(0.28)	(0.12)
Net realized gains	(0.48)		(0.13)	(0.63)	(0.45)	(0.08)	—

Total distributions to shareholders	$(0.59)		$(0.40)	$(0.91)	$(0.72)	$(0.36)	$(0.12)

Redemption fees(a)	—		—	—	—	—(e )	—(e	)

Net asset value, end of period	$12.75		$12.86	$13.13	$13.69	$12.16	$10.49

Total return	3.70	%(b)	1.15%	2.45%	19.04%	19.62%	6.11	%(b)

Net assets at end of period (000’s omitted)	$97,482		$112,116	$183,001	$180,372	$173,599	$106,075

Ratios to average net assets:
Net investment income (loss)	1.79	%(c)	2.09%	2.01%	2.08%	2.37%	2.82	%(c)
Net expenses	0.91	%(c)	0.90%	0.90%	0.92%	0.96%	0.99	%(c)
Gross expenses(d)	0.91	%(c)	0.90%	0.90%	0.92%	0.96%	0.99	%(c)
Portfolio turnover rate	4	%(b)	17%	18%	32%	21%	14	%(b)
(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY EQUITY INCOME FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$12.84		$13.11	$13.67	$12.14	$10.48	$10.00

Net investment income (loss)(a)	0.10		0.23	0.24	0.24	0.25	0.14
Net realized and unrealized gains (losses)	0.37		(0.13)	0.07	1.98	1.75	0.46

Total from investment operations	$0.47		$0.10	$0.31	$2.22	$2.00	$0.60

Distributions from:
Net investment income	(0.10)		(0.24)	(0.24)	(0.24)	(0.26)	(0.12)
Net realized gains	(0.48)		(0.13)	(0.63)	(0.45)	(0.08)	—

Total distributions to shareholders	$(0.58)		$(0.37)	$(0.87)	$(0.69)	$(0.34)	$(0.12)

Redemption fees(a)	—	(e)	—	—	—	—	—	(e)

Net asset value, end of period	$12.73		$12.84	$13.11	$13.67	$12.14	$10.48

Total return	3.58	%(b)	0.90%	2.19%	18.79%	19.33%	5.95	%(b)

Net assets at end of period (000’s omitted)	$3,064		$2,980	$3,148	$3,298	$2,346	$636

Ratios to average net assets:
Net investment income (loss)	1.54	%(c)	1.84%	1.76%	1.83%	2.13%	2.60	%(c)
Net expenses	1.16	%(c)	1.15%	1.15%	1.17%	1.20%	1.19	%(c)
Gross expenses(d)	1.16	%(c)	1.15%	1.15%	1.17%	1.20%	1.19	%(c)
Portfolio turnover rate	4	%(b)	17%	18%	32%	21%	14	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 29, 2011. The information presented is for the period from December 29, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013
For a share outstanding throughout each period

Net asset value, beginning of period	$16.05		$15.69	$14.11	$11.64	$10.00

Net investment income (loss)(a)	(0.01)		(0.02)	(0.02)	—	—
Net realized and unrealized gains (losses)	0.63		1.13	1.91	2.61	1.65

Total from investment operations	$0.62		$1.11	$1.89	$2.61	$1.65

Distributions from:
Net realized gains	(0.12)		(0.75)	(0.31)	(0.14)	(0.01)

Total distributions to shareholders	$(0.12)		$(0.75)	$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	—	(c)	— (c)	— (c)	—	—

Net asset value, end of period	$16.55		$16.05	$15.69	$14.11	$11.64

Total return	3.83	%(d)	7.17%	13.50%	22.51%	16.47%

Net assets at end of period (000’s omitted)	$151,459		$122,008	$67,789	$30,374	$32,045

Ratios to average net assets:
Net investment income (loss)	(0.15	)%(e)	(0.11)%	(0.11)%	(0.01)%	0.03%
Net expenses	0.74	%(e)	0.74%	0.75%	0.77%	0.86%
Gross expenses(b)	0.74	%(e)	0.74%	0.75%	0.77%	0.86%
Portfolio turnover rate	27	%(d)	30%	37%	30%	30%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013
For a share outstanding throughout each period

Net asset value, beginning of period	$15.94		$15.61	$14.06	$11.62	$10.00

Net investment income (loss)(a)	(0.02)		(0.04)	(0.04)	(0.02)	(0.01)
Net realized and unrealized gains (losses)	0.62		1.12	1.90	2.60	1.64

Total from investment operations	$0.60		$1.08	$1.86	$2.58	$1.63

Distributions from:
Net realized gains	(0.12)		(0.75)	(0.31)	(0.14)	(0.01)

Total distributions to shareholders	$(0.12)		$(0.75)	$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	—	(c)	— (c)	— (c)	—	—

Net asset value, end of period	$16.42		$15.94	$15.61	$14.06	$11.62

Total return	3.74	%(d)	7.01%	13.34%	22.29%	16.27%

Net assets at end of period (000’s omitted)	$28,627		$25,676	$11,206	$46,823	$24,028

Ratios to average net assets:
Net investment income (loss)	(0.30	)%(e)	(0.26)%	(0.26)%	(0.16)%	(0.12)%
Net expenses	0.89	%(e)	0.89%	0.90%	0.92%	1.01%
Gross expenses(b)	0.89	%(e)	0.89%	0.90%	0.92%	1.01%
Portfolio turnover rate	27	%(d)	30%	37%	30%	30%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY SUSTAINABLE GROWTH FUND*

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013
For a share outstanding throughout each period

Net asset value, beginning of period	$15.78		$15.50	$14.00	$11.60	$10.00

Net investment income (loss)(a)	(0.05)		(0.08)	(0.07)	(0.05)	(0.04)
Net realized and unrealized gains (losses)	0.62		1.11	1.88	2.59	1.65

Total from investment operations	$0.57		$1.03	$1.81	$2.54	$1.61

Distributions from:
Net realized gains	(0.12)		(0.75)	(0.31)	(0.14)	(0.01)

Total distributions to shareholders	$(0.12)		$(0.75)	$(0.31)	$(0.14)	$(0.01)

Redemption fees(a)	—	(c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$16.23		$15.78	$15.50	$14.00	$11.60

Total return	3.58	%(d)	6.73%	13.03%	21.99%	16.07%

Net assets at end of period (000’s omitted)	$174,576		$201,727	$137,410	$132,846	$124,256

Ratios to average net assets:
Net investment income (loss)	(0.55	)%(e)	(0.51)%	(0.51)%	(0.41)%	(0.37)%
Net expenses	1.14	%(e)	1.14%	1.15%	1.17%	1.26%
Gross expenses(b)	1.14	%(e)	1.14%	1.15%	1.17%	1.26%
Portfolio turnover rate	27	%(d)	30%	37%	30%	30%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY SMALL-CAP GROWTH FUND

INSTITUTIONAL SHARES*
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
For a share outstanding throughout each period

Net asset value, beginning of period	$31.19		$35.91	$35.85	$31.67	$28.36	$29.56

Net investment income (loss)(a)	(0.08)		(0.14)	(0.18)	(0.22)	(0.07)	(0.21)
Net realized and unrealized gains (losses)	2.23		0.51	4.45	6.08	6.07	(0.72)

Total from investment operations	$2.15		$0.37	$4.27	$5.86	$6.00	$(0.93)

Distributions from:
Net realized gains	(1.13)		(5.09)	(4.21)	(1.68)	(2.69)	(0.27)

Total distributions to shareholders	$(1.13)		$(5.09)	$(4.21)	$(1.68)	$(2.69)	$(0.27)

Redemption fees(a)	—	(e)	—	—	—	—	—

Net asset value, end of period	$32.21		$31.19	$35.91	$35.85	$31.67	$28.36

Total return	6.82	%(c)	1.61%	12.98%	18.59%	22.84%	(3.08)%

Net assets at end of period (000’s omitted)	$95,123		$17,037	$12,841	$8,497	$7,347	$6,944

Ratios to average net assets:
Net investment income (loss)	(0.50	)%(d)	(0.45)%	(0.51)%	(0.63)%	(0.24)%	(0.77)%
Net expenses	0.98	%(d)	0.98%	0.99%	1.01%	1.05%	1.11%
Gross expenses(b)	0.98	%(d)	0.98%	0.99%	1.01%	1.05%	1.11%
Portfolio turnover rate	16	%(c)	32%	28%	19%	48%	66%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Not annualized.
(d)	Annualized.
(e)	Less than $0.01 per share.
*	Prior to October 19, 2012, Institutional Shares were known as D Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY SMALL-CAP GROWTH FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
For a share outstanding throughout each period

Net asset value, beginning of period	$15.65		$18.05	$18.04	$15.96	$14.31	$15.07

Net investment income (loss)(a)	(0.05)		(0.10)	(0.11)	(0.14)	(0.05)	(0.11)
Net realized and unrealized gains (losses)	1.11		0.26	2.24	3.07	3.06	(0.38)

Total from investment operations	$1.06		$0.16	$2.13	$2.93	$3.01	$(0.49)

Distributions from:
Net realized gains	(0.56)		(2.56)	(2.12)	(0.85)	(1.36)	(0.27)

Total distributions to shareholders	$(0.56)		$(2.56)	$(2.12)	$(0.85)	$(1.36)	$(0.27)

Redemption fees(a)	—		—(c )	—(c )	—(c )	—(c )	—(c )

Net asset value, end of period	$16.15		$15.65	$18.05	$18.04	$15.96	$14.31

Total return	6.75	%(d)	1.43%	12.86%	18.42%	22.68%	(3.12)%

Net assets at end of period (000’s omitted)	$291,836		$268,390	$262,426	$285,287	$281,027	$215,311

Ratios to average net assets:
Net investment income (loss)	(0.65	)%(e)	(0.60)%	(0.66)%	(0.78)%	(0.36)%	(0.82)%
Net expenses	1.13	%(e)	1.13%	1.14%	1.16%	1.17%	1.16%
Gross expenses(b)	1.13	%(e)	1.13%	1.14%	1.16%	1.17%	1.16%
Portfolio turnover rate	16	%(d)	32%	28%	19%	48%	66%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY SMALL-CAP GROWTH FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
For a share outstanding throughout each period

Net asset value, beginning of period	$15.02		$17.35	$17.39	$15.43	$13.86	$14.65

Net investment income (loss)(a)	(0.07)		(0.13)	(0.15)	(0.18)	(0.09)	(0.14)
Net realized and unrealized gains (losses)	1.07		0.26	2.15	2.96	2.97	(0.38)

Total from investment operations	$1.00		$0.13	$2.00	$2.78	$2.88	$(0.52)

Distributions from:
Net realized gains	(0.54)		(2.46)	(2.04)	(0.82)	(1.31)	(0.27)

Total distributions to shareholders	$(0.54)		$(2.46)	$(2.04)	$(0.82)	$(1.31)	$(0.27)

Redemption fees(a)	—	(c)	— (c)	—	—	—	— (c)

Net asset value, end of period	$15.48		$15.02	$17.35	$17.39	$15.43	$13.86

Total return	6.61	%(d)	1.27%	12.54%	18.07%	22.45%	(3.41)%

Net assets at end of period (000’s omitted)	$35,233		$9,704	$6,348	$7,300	$5,493	$2,875

Ratios to average net assets:
Net investment income (loss)	(0.90	)%(e)	(0.85)%	(0.91)%	(1.03)%	(0.60)%	(1.07)%
Net expenses	1.38	%(e)	1.38%	1.39%	1.41%	1.41%	1.41%
Gross expenses(b)	1.38	%(e)	1.38%	1.39%	1.41%	1.41%	1.41%
Portfolio turnover rate	16	%(d)	32%	28%	19%	48%	66%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013(g)
For a share outstanding throughout each period

Net asset value, beginning of period	$22.75		$23.61	$23.96	$20.06	$16.77

Net investment income (loss)(a)	0.08		0.13	0.10	0.12	0.06
Net realized and unrealized gains (losses)	3.69		(0.44)	0.86	4.91	3.30

Total from investment operations	$3.77		$(0.31)	$0.96	$5.03	$3.36

Distributions from:
Net investment income	(0.09)		(0.10)	(0.14)	(0.19)	(0.07)
Net realized gains	(0.03)		(0.45)	(1.17)	(0.94)	—

Total distributions to shareholders	$(0.12)		$(0.55)	$(1.31)	$(1.13)	$(0.07)

Redemption fees(a)	—	(e)	— (e)	— (e)	—	—

Net asset value, end of period	$26.40		$22.75	$23.61	$23.96	$20.06

Total return	16.59	%(b)	(1.17)%	4.04%	25.37%	20.13	%(b)

Net assets at end of period (000’s omitted)	$301,052		$156,205	$75,994	$19,515	$1,061

Ratios to average net assets:
Net investment income (loss)	0.66	%(c)	0.59%	0.43%	0.51%	1.14	%(c)
Net expenses	0.97	%(c)	0.98%	0.98%	1.00%	1.05	%(c)
Gross expenses(d)	0.97	%(c)	0.98%	0.98%	1.00%	1.05	%(c)
Portfolio turnover rate	13	%(b)	30%	26%	30%	34	%(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2013.
(g)	Commenced operations on October 19, 2012. The information presented is for the period from October 19, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
For a share outstanding throughout each period

Net asset value, beginning of period	$22.73		$23.59	$23.94	$20.06	$15.65	$16.89

Net investment income (loss)(a)	0.06		0.10	0.07	0.08	0.18	0.10
Net realized and unrealized gains (losses)	3.69		(0.44)	0.86	4.90	4.29	(0.51)

Total from investment operations	$3.75		$(0.34)	$0.93	$4.98	$4.47	$(0.41)

Distributions from:
Net investment income	(0.06)		(0.07)	(0.11)	(0.16)	(0.06)	(0.12)
Net realized gains	(0.03)		(0.45)	(1.17)	(0.94)	—	(0.71)

Total distributions to shareholders	$(0.09)		$(0.52)	$(1.28)	$(1.10)	$(0.06)	$(0.83)

Redemption fees(a)	—	(c)	— (c)	— (c)	—c (c)	— (c)	— (c)

Net asset value, end of period	$26.39		$22.73	$23.59	$23.94	$20.06	$15.65

Total return	16.50	%(d)	(1.32)%	3.90%	25.13%	28.64%	(1.90)%

Net assets at end of period (000’s omitted)	$850,754		$774,547	$748,003	$567,799	$371,018	$194,719

Ratios to average net assets:
Net investment income (loss)	0.51	%(e)	0.44%	0.28%	0.36%	1.01%	0.64%
Net expenses	1.12	%(e)	1.13%	1.13%	1.15%	1.18%	1.19%
Gross expenses(b)	1.12	%(e)	1.13%	1.13%	1.15%	1.18%	1.19%
Portfolio turnover rate	13	%(d)	30%	26%	30%	34%	36%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY SMALL-CAP FUNDAMENTAL VALUE FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012(g)
For a share outstanding throughout each period

Net asset value, beginning of period	$22.62		$23.48	$23.87	$20.01	$15.63	$16.39

Net investment income (loss)(a)	0.03		0.04	0.01	0.02	0.03	0.07
Net realized and unrealized gains (losses)	3.68		(0.44)	0.85	4.89	4.38	(0.01)

Total from investment operations	$3.71		$(0.40)	$0.86	$4.91	$4.41	$0.06

Distributions from:
Net investment income	—		(0.01)	(0.08)	(0.11)	(0.03)	(0.11)
Net realized gains	(0.03)		(0.45)	(1.17)	(0.94)	—	(0.71)

Total distributions to shareholders	$(0.03)		$(0.46)	$(1.25)	$(1.05)	$(0.03)	$(0.82)

Redemption fees(a)	—	(e)	—e (e)	—	— (e)	—	—	(e)

Net asset value, end of period	$26.30		$22.62	$23.48	$23.87	$20.01	$15.63

Total return	16.41	%(b)	(1.58)%	3.61%	24.83%	28.28%	0.90	%(b)

Net assets at end of period (000’s omitted)	$58,989		$52,883	$58,583	$21,416	$15,764	$418

Ratios to average net assets:
Net investment income (loss)	0.26	%(c)	0.19%	0.03%	0.11%	0.75%	0.44	%(c)
Net expenses	1.37	%(c)	1.38%	1.38%	1.40%	1.44%	1.39	%(c)
Gross expenses(d)	1.37	%(c)	1.38%	1.38%	1.40%	1.44%	1.39	%(c)
Portfolio turnover rate	13	%(b)	30%	26%	30%	34%	36	%(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2012.
(g)	Advisor Shares commenced operations July 28, 2011. The information presented is for the period from July 28, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY GLOBAL LEADERS FUND

INVESTOR SHARES
	Six Months		Fiscal
	Ended		Year
	December 31,		Ended
	2016		June 30,
	(Unaudited)		2016(e)
For a share outstanding throughout each period

Net asset value, beginning of period	$9.65		$10.00

Net investment income (loss)(a)	—		0.05
Net realized and unrealized gains (losses)	0.11		(0.40)

Total from investment operations	$0.11		$(0.35)

Distributions from:
Net investment income	(0.02)		—

Total distributions to shareholders	$(0.02)		$—

Redemption fees(a)	—		—

Net asset value, end of period	$9.74		$9.65

Total return	1.12	%(b)	(3.50	)%(b)

Net assets at end of period (000’s omitted)	$29,495		$26,367

Ratios to average net assets:
Net investment income (loss)	0.05	%(c)	0.55	%(c)
Net expenses	0.85	%(c)	0.85	%(c)
Gross expenses(d)	1.20	%(c)	1.41	%(c)
Portfolio turnover rate	24	%(b)	53	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on July 1, 2015. The information presented is for the period from July 1, 2015 (end of day) to June 30, 2016.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY INTERMEDIATE INCOME FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
For a share outstanding throughout each period

Net asset value, beginning of period	$10.78		$10.63	$10.74	$10.85	$11.37	$11.28

Net investment income (loss)(a)	0.10		0.20	0.19	0.17	0.19	0.24
Net realized and unrealized gains (losses)	(0.24)		0.22	(0.08)	0.12	(0.26)	0.36

Total from investment operations	$(0.14)		$0.42	$0.11	$0.29	$(0.07)	$0.60

Distributions from:
Net investment income	(0.10)		(0.21)	(0.22)	(0.18)	(0.25)	(0.25)
Net realized gains	—		(0.06)	—	(0.22)	(0.20)	(0.26)

Total distributions to shareholders	$(0.10)		$(0.27)	$(0.22)	$(0.40)	$(0.45)	$(0.51)

Redemption fees(a)	—		— (c)	— (c)	—c (c)	— (c)	— (c)

Net asset value, end of period	$10.54		$10.78	$10.63	$10.74	$10.85	$11.37

Total return	(1.28	)%(f)	3.99%	1.01%	2.66%	(0.72)%	5.42%

Net assets at end of period (000’s omitted)	$134,354		$137,900	$140,006	$207,371	$241,543	$292,556

Ratios to average net assets:
Net investment income (loss)(d)	1.76	%(g)	1.92%	1.78%	1.54%	1.66%	2.15%
Net expenses(e)	0.45	%(g)	0.43%	0.45%	0.52%	0.52%	0.50%
Gross expenses(b)(e)	0.51	%(g)	0.50%	0.50%	0.52%	0.52%	0.50%
Portfolio turnover rate	31	%(f)	68%	130%	162%	111%	75%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)
The Net investment income (loss) ratio includes income actually earned by the Fund from its investments in fixed income securities as well as from dividend distributions made to it by the underlying investment companies in which it invests, as disclosed on the Statement of Operations and in further detail within the “Investments in Affiliates — Intermediate Income Fund” section of Note 3. The Net investment income ratio does not include any other pro-rata amounts of the net investment income of the underlying investment companies in which it invests.

(e)
The Gross and Net Expense ratios include the actual gross and Net expenses incurred by the Fund as disclosed on the Statement of Operations. The Gross and Net Expense ratios do not include any other pro-rata amounts of expenses ’incurred by the underlying investment companies in which the Fund invests (known as Acquired Fund Fees and Expenses). For further details regarding the expenses waived in this fund, refer to the “investments in Affiliates — Intermediate Income Fund” section of Note 3.

(f)	Not annualized.
(g)	Annualized.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY INTERMEDIATE INCOME FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
For a share outstanding throughout each period

Net asset value, beginning of period	$10.56		$10.42	$10.53	$10.65	$11.16	$11.08

Net investment income (loss)(a)	0.08		0.17	0.16	0.14	0.16	0.22
Net realized and unrealized gains (losses)	(0.23)		0.21	(0.08)	0.11	(0.25)	0.35

Total from investment operations	$(0.15)		$0.38	$0.08	$0.25	$(0.09)	$0.57

Distributions from:
Net investment income	(0.09)		(0.18)	(0.19)	(0.15)	(0.22)	(0.23)
Net realized gains	—		(0.06)	—	(0.22)	(0.20)	(0.26)

Total distributions to shareholders	$(0.09)		$(0.24)	$(0.19)	$(0.37)	$(0.42)	$(0.49)

Redemption fees(a)	—		—	—	—	—	— (c)

Net asset value, end of period	$10.32		$10.56	$10.42	$10.53	$10.65	$11.16

Total return	(1.43	)%(f)	3.71%	0.78%	2.36%	(0.87)%	5.21%

Net assets at end of period (000’s omitted)	$8,419		$8,972	$9,608	$12,613	$16,149	$19,540

Ratios to average net assets:
Net investment income (loss)(d)	1.51	%(g)	1.67%	1.53%	1.29%	1.43%	1.94%
Net expenses(e)	0.70	%(g)	0.68%	0.70%	0.77%	0.75%	0.71%
Gross expenses(b)(e)	0.76	%(g)	0.75%	0.75%	0.77%	0.75%	0.71%
Portfolio turnover rate	31	%(f)	68%	130%	162%	111%	75%
(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)
The Net investment income (loss) ratio includes income actually earned by the Fund from its investments in fixed income securities as well as from dividend distributions made to it by the underlying investment companies in which it invests, as disclosed on the Statement of Operations and in further detail within the “Investments in Affiliates — Intermediate Income Fund” section of Note 3. The Net investment income ratio does not include any other pro-rata amounts of the net investment income of the underlying investment companies in which it invests.

(e)
The Gross and Net Expense ratios include the actual gross and Net expenses incurred by the Fund as disclosed on the Statement of Operations. The Gross and Net Expense ratios do not include any other pro-rata amounts of expenses ’incurred by the underlying investment companies in which the Fund invests (known as Acquired Fund Fees and Expenses). For further details regarding the expenses waived in this fund, refer to the “investments in Affiliates — Intermediate Income Fund” section of Note 3.

(f)	Not annualized.
(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY TOTAL RETURN FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,
	(Unaudited)		2016	2015(e)
For a share outstanding throughout each period

Net asset value, beginning of period	$10.18		$9.83	$10.00

Net investment income (loss)(a)	0.12		0.25	0.13
Net realized and unrealized gains (losses)	(0.31)		0.37	(0.19)

Total from investment operations	$(0.19)		$0.62	$(0.06)

Distributions from:
Net investment income	(0.12)		(0.27)	(0.11)
Net realized gains	(0.01)		—	—

Total distributions to shareholders	$(0.13)		$(0.27)	$(0.11)

Redemption fees(a)	—		—	—

Net asset value, end of period	$9.86		$10.18	$9.83

Total return	(1.86	)%(b)	6.46%	(0.60	)%(b)

Net assets at end of period (000’s omitted)	$90,764		$83,854	$73,735

Ratios to average net assets:
Net investment income (loss)	2.33	%(c)	2.55%	1.89	%(c)
Net expenses	0.50	%(c)	0.51%	0.54	%(c)
Gross expenses(d)	0.50	%(c)	0.51%	0.54	%(c)
Portfolio turnover rate	108	%(b)	218%	235	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY TOTAL RETURN FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,
	(Unaudited)		2016	2015(e)
For a share outstanding throughout each period

Net asset value, beginning of period	$10.18		$9.83	$10.00

Net investment income (loss)(a)	0.12		0.25	0.12
Net realized and unrealized gains (losses)	(0.31)		0.37	(0.18)

Total from investment operations	$(0.19)		$0.62	$(0.06)

Distributions from:
Net investment income	(0.12)		(0.27)	(0.11)
Net realized gains	(0.01)		—	—

Total distributions to shareholders	$(0.13)		$(0.27)	$(0.11)

Redemption fees(a)	—		—	—

Net asset value, end of period	$9.86		$10.18	$9.83

Total return	(1.89	)%(b)	6.40%	(0.63	)%(b)

Net assets at end of period (000’s omitted)	$2,950		$1,957	$9,081

Ratios to average net assets:
Net investment income (loss)	2.28	%(c)	2.50%	1.84	%(c)
Net expenses	0.55	%(c)	0.56%	0.59	%(c)
Gross expenses(d)	0.55	%(c)	0.56%	0.59	%(c)
Portfolio turnover rate	108	%(b)	218%	235	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on October 30, 2014. The information presented is for the period from October 30, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY STRATEGIC BOND FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,
	(Unaudited)		2016	2015(e)
For a share outstanding throughout each period

Net asset value, beginning of period	$9.47		$9.83	$10.07

Net investment income (loss)(a)	0.12		0.30	0.16
Net realized and unrealized gains (losses)	0.06		(0.19)	(0.35)

Total from investment operations	$0.18		$0.11	$(0.19)

Distributions from:
Net investment income	(0.12)		(0.47)	(0.05)

Total distributions to shareholders	$(0.12)		$(0.47)	$(0.05)

Redemption fees(a)	—		—	—

Net asset value, end of period	$9.53		$9.47	$9.83

Total return	1.89	%(b)	1.18%	(1.85	)%(b)

Net assets at end of period (000’s omitted)	$59,856		$39,211	$59,680

Ratios to average net assets:
Net investment income (loss)	2.48	%(c)	3.21%	2.42	%(c)
Net expenses	0.70	%(c)	0.70%	0.70	%(c)
Gross expenses(d)	0.75	%(c)	0.73%	0.72	%(c)
Portfolio turnover rate	164	%(b)	288%	317	%(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Reflects portfolio turnover at the Fund level for the year ended June 30, 2015.
(f)	Commenced operations on October 31, 2014. The information presented is for the period from October 31, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY STRATEGIC BOND FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,		June 30,	June 30,	June 30,
	(Unaudited)		2016	2015		2014	2013	2012(g)
For a share outstanding throughout each period

Net asset value, beginning of period	$9.47		$9.82	$10.04		$9.68	$9.68	$10.00

Net investment income (loss)(a)	0.11		0.28	0.19		(0.01)	(0.09)	(0.04)
Net realized and unrealized gains (losses)	0.06		(0.20)	(0.37)		0.42	0.29	(0.27)

Total from investment operations	$0.17		$0.08	$(0.18)		$0.41	$0.20	$(0.31)

Distributions from:
Net investment income	(0.11)		(0.43)	(0.04)		(0.05)	(0.20)	(0.01)

Total distributions to shareholders	$(0.11)		$(0.43)	$(0.04)		$(0.05)	$(0.20)	$(0.01)

Redemption fees(a)	—		—	—		—	—(e )	—(e	)

Net asset value, end of period	$9.53		$9.47	$9.82		$10.04	$9.68	$9.68

Total return	1.76	%(b)	0.84%	(1.80)%		4.22%	2.09%	(3.09	)%(b)

Net assets at end of period (000’s omitted)	$698		$865	$1,692		$24,399	$25,570	$29,541

Ratios to average net assets:
Net investment income (loss)	2.23	%(c)	2.96%	1.91%		(0.07)%	(0.87)%	(0.56	)%(c)
Net expenses	0.95	%(c)	0.95%	1.21	%(f)	1.33%	1.40%	1.40	%(c)
Gross expenses(d)	1.00	%(c)	0.98%	1.22	%(f)	1.33%	1.40%	1.40	%(c)
Portfolio turnover rate	164	%(b)	288%	317%		1010%	992%	1290	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)
On October 31, 2015, the expense cap for this share class was lowered to 0.95%.  For the period from October 31, 2014 to June 30, 2015, the net and gross expense ratios were 0.95% and 0.97%, respectively.

(g)	Commenced operations on September 30, 2011. The information presented is for the period from September 30, 2011 to June 30, 2012.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY MARYLAND BOND FUND

INVESTOR SHARES*
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013	2012
For a share outstanding throughout each period

Net asset value, beginning of period	$10.92		$10.65	$10.82	$10.81	$11.06	$10.85

Net investment income (loss)(a)	0.12		0.23	0.18	0.21	0.21	0.25
Net realized and unrealized gains (losses)	(0.45)		0.32	(0.12)	0.10	(0.23)	0.26

Total from investment operations	$(0.33)		$0.55	$0.06	$0.31	$(0.02)	$0.51

Distributions from:
Net investment income	(0.12)		(0.23)	(0.18)	(0.21)	(0.21)	(0.25)
Net realized gains	(0.04)		(0.05)	(0.05)	(0.09)	(0.02)	(0.05)

Total distributions to shareholders	$(0.16)		$(0.28)	$(0.23)	$(0.30)	$(0.23)	$(0.30)

Redemption fees(a)	—		—	— (c)	—	— (c)	— (c)

Net asset value, end of period	$10.43		$10.92	$10.65	$10.82	$10.81	$11.06

Total return	(3.08	)%(d)	5.24%	0.58%	2.94%	(0.25)%	4.69%

Net assets at end of period (000’s omitted)	$136,329		$183,705	$199,469	$205,717	$252,166	$250,087

Ratios to average net assets:
Net investment income (loss)	2.16	%(e)	2.12%	1.66%	1.99%	1.86%	2.23%
Net expenses	0.49	%(e)	0.48%	0.49%	0.52%	0.52%	0.51%
Gross expenses(b)	0.49	%(e)	0.48%	0.49%	0.52%	0.52%	0.51%
Portfolio turnover rate	18	%(d)	80%	61%	56%	30%	16%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY TAX EXEMPT BOND FUND*

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013
For a share outstanding throughout each period

Net asset value, beginning of period	$10.26		$9.93	$10.03	$9.84	$10.00

Net investment income (loss)(a)	0.14		0.25	0.18	0.19	0.13
Net realized and unrealized gains (losses)	(0.44)		0.33	(0.10)	0.19	(0.12)

Total from investment operations	$(0.30)		$0.58	$0.08	$0.38	$0.01

Distributions from:
Net investment income	(0.14)		(0.25)	(0.18)	(0.19)	(0.13)
Net realized gains	—		—	—	—(c )	(0.04)

Total distributions to shareholders	$(0.14)		$(0.25)	$(0.18)	$(0.19)	$(0.17)

Redemption fees(a)	—		—	— (c)	—	— (c)

Net asset value, end of period	$9.82		$10.26	$9.93	$10.03	$9.84

Total return	(2.98	)%(d)	5.94%	0.78%	3.94%	0.03%

Net assets at end of period (000’s omitted)	$242,047		$233,675	$224,154	$205,177	$161,891

Ratios to average net assets:
Net investment income (loss)	2.68	%(e)	2.51%	1.78%	1.96%	1.35%
Net expenses	0.49	%(e)	0.49%	0.50%	0.52%	0.55%
Gross expenses(b)	0.49	%(e)	0.49%	0.50%	0.52%	0.55%
Portfolio turnover rate	34	%(d)	119%	109%	157%	87%

(a)	Calculated based on average shares outstanding during the period.
(b)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
*
Commenced operations on June 29, 2012.  No financial highlights are presented for the period from June 29, 2012 to June 30, 2012, as the Fund did not make any investments, earn any income or incur any expenses during the period.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY MORTGAGE SECURITIES FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014(e)
For a share outstanding throughout each period

Net asset value, beginning of period	$10.20		$10.06	$10.16	$10.15

Net investment income (loss)(a)	0.08		0.22	0.27	0.03
Net realized and unrealized gains (losses)	(0.27)		0.21	0.01	0.02

Total from investment operations	$(0.19)		$0.43	$0.28	$0.05

Distributions from:
Net investment income	(0.11)		(0.25)	(0.30)	(0.04)
Net realized gains	(0.07)		(0.04)	(0.08)	—

Total distributions to shareholders	$(0.18)		$(0.29)	$(0.38)	$(0.04)

Redemption fees(a)	—	(f)	—	—	—

Net asset value, end of period	$9.83		$10.20	$10.06	$10.16

Total return	(1.88	)%(b)	4.32%	2.74%	0.49	%(b)

Net assets at end of period (000’s omitted)	$365,620		$377,908	$206,299	$131,415

Ratios to average net assets:
Net investment income (loss)	1.58	%(c)	2.12%	2.68%	1.98	%(c)
Net expenses	0.45	%(c)	0.45%	0.47%	0.52	%(c)
Gross expenses(d)	0.45	%(c)	0.45%	0.47%	0.52	%(c)
Portfolio turnover rate	197	%(b)	244%	147%	88	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on May 13, 2014. The information presented is for the period from May 13, 2014 to June 30, 2014.
(f)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY MORTGAGE SECURITIES FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014(e)
For a share outstanding throughout each period

Net asset value, beginning of period	$10.21		$10.06	$10.16	$10.00

Net investment income (loss)(a)	0.08		0.21	0.27	0.10
Net realized and unrealized gains (losses)	(0.28)		0.22	—	0.16

Total from investment operations	$(0.20)		$0.43	$0.27	$0.26

Distributions from:
Net investment income	(0.11)		(0.24)	(0.29)	(0.10)
Net realized gains	(0.07)		(0.04)	(0.08)	—

Total distributions to shareholders	$(0.18)		$(0.28)	$(0.37)	$(0.10)

Redemption fees(a)	—		—	—	—

Net asset value, end of period	$9.83		$10.21	$10.06	$10.16

Total return	(2.01	)%(b)	4.33%	2.68%	2.62	%(b)

Net assets at end of period (000’s omitted)	$841		$1,793	$28,649	$67,776

Ratios to average net assets:
Net investment income (loss)	1.53	%(c)	2.07%	2.63%	1.93	%(c)
Net expenses	0.50	%(c)	0.50%	0.52%	0.57	%(c)
Gross expenses(d)	0.50	%(c)	0.50%	0.52%	0.57	%(c)
Portfolio turnover rate	197	%(b)	244%	147%	88	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on December 26, 2013. The information presented is for the period from December 26, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY — WMC STRATEGIC EUROPEAN EQUITY FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$9.90		$10.20	$10.46	$10.00

Net investment income (loss)(a)	(0.01)		0.13	0.14	0.14
Net realized and unrealized gains (losses)	0.05		(0.40)	(0.29)	0.32

Total from investment operations	$0.04		$(0.27)	$(0.15)	$0.46

Distributions from:
Net investment income	(0.13)		(0.03)	(0.11)	—

Total distributions to shareholders	$(0.13)		$(0.03)	$(0.11)	$—

Redemption fees(a)	—	(e)	—e (e)	—	—

Net asset value, end of period	$9.81		$9.90	$10.20	$10.46

Total return	0.39	%(b)	(2.68)%	(1.42)%	4.60	%(b)

Net assets at end of period (000’s omitted)	$964,306		$1,059,870	$240,182	$202,616

Ratios to average net assets:
Net investment income (loss)	(0.12	)%(c)	1.30%	1.35%	2.01	%(c)
Net expenses	1.08	%(c)	1.11%	1.13%	1.23	%(c)
Gross expenses(d)	1.08	%(c)	1.11%	1.13%	1.23	%(c)
Portfolio turnover rate	13	%(b)	31%	48%	25	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY — WMC STRATEGIC EUROPEAN EQUITY FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$9.90		$10.19	$10.45	$10.00

Net investment income (loss)(a)	(0.01)		0.12	0.12	0.13
Net realized and unrealized gains (losses)	0.05		(0.41)	(0.29)	0.32

Total from investment operations	$0.04		$(0.29)	$(0.17)	$0.45

Distributions from:
Net investment income	(0.12)		—	(0.09)	—

Total distributions to shareholders	$(0.12)		$—	$(0.09)	$—

Redemption fees(a)	—		—	—(e )	—

Net asset value, end of period	$9.82		$9.90	$10.19	$10.45

Total return	0.39	%(b)	(2.85)%	(1.56)%	4.50	%(b)

Net assets at end of period (000’s omitted)	$8,647		$13,031	$25,840	$18,011

Ratios to average net assets:
Net investment income (loss)	(0.27	)%(c)	1.15%	1.20%	1.86	%(c)
Net expenses	1.23	%(c)	1.26%	1.28%	1.38	%(c)
Gross expenses(d)	1.23	%(c)	1.26%	1.28%	1.38	%(c)
Portfolio turnover rate	13	%(b)	31%	48%	25	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY — WMC STRATEGIC EUROPEAN EQUITY FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,		June 30,
	(Unaudited)		2016	2015		2014(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$9.85		$10.17	$10.44		$10.00

Net investment income (loss)(a)	(0.03)		0.09	0.10		0.11
Net realized and unrealized gains (losses)	0.05		(0.41)	(0.29)		0.33

Total from investment operations	$0.02		$(0.32)	$(0.19)		$0.44

Distributions from:
Net investment income	(0.10)		—	(0.08)		—

Total distributions to shareholders	$(0.10)		$—	$(0.08)		$—

Redemption fees(a)	—		—	—	(e)	—

Net asset value, end of period	$9.77		$9.85	$10.17		$10.44

Total return	0.24	%(b)	(3.15)%	(1.78)%		4.40	%(b)

Net assets at end of period (000’s omitted)	$618		$745	$1,076		$240

Ratios to average net assets:
Net investment income (loss)	(0.52	)%(c)	0.90%	0.95	%(c)	1.61	%(c)
Net expenses	1.48	%(c)	1.51%	1.53	%(c)	1.63	%(c)
Gross expenses(d)	1.48	%(c)	1.51%	1.53	%(c)	1.63	%(c)
Portfolio turnover rate	13	%(b)	31%	48	%(b)	25	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on October 21, 2013. The information presented is for the period from October 21, 2013 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY — WMC JAPAN ALPHA OPPORTUNITIES FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$8.83		$12.83	$10.50	$10.00

Net investment income (loss)(a)	0.04		0.06	0.05	0.05
Net realized and unrealized gains (losses)	0.81		(2.91)	2.86	0.45

Total from investment operations	$0.85		$(2.85)	$2.91	$0.50

Distributions from:
Net investment income	—		(0.95)	(0.51)	—

Net realized gains	—		(0.20)	(0.07)	—

Total distributions to shareholders	$—		$(1.15)	$(0.58)	$—

Redemption fees(a)	—	(e)	— (e)	— (e)	—

Net asset value, end of period	$9.68		$8.83	$12.83	$10.50

Total return	9.63	%(b)	(24.02)%	28.62%	5.00	%(b)

Net assets at end of period (000’s omitted)	$1,380,725		$1,828,840	$1,582,214	$1,080,717

Ratios to average net assets:
Net investment income (loss)	0.76	%(c)	0.53%	0.41%	1.59	%(c)
Net expenses	1.15	%(c)	1.14%	1.15%	1.21	%(c)
Gross expenses(d)	1.15	%(c)	1.14%	1.15%	1.21	%(c)
Portfolio turnover rate	51	%(b)	105%	70%	26	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY — WMC JAPAN ALPHA OPPORTUNITIES FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$8.81		$12.82	$10.49	$10.00

Net investment income (loss)(a)	0.03		0.04	0.03	0.05
Net realized and unrealized gains (losses)	0.81		(2.91)	2.87	0.44

Total from investment operations	$0.84		$(2.87)	$2.90	$0.49

Distributions from:
Net investment income	—		(0.94)	(0.50)	—
Net realized gains	—		(0.20)	(0.07)	—

Total distributions to shareholders	$—		$(1.14)	$(0.57)	$—

Redemption fees(a)	—		— (e)	— (e)	—

Net asset value, end of period	$9.65		$8.81	$12.82	$10.49

Total return	9.53	%(b)	(24.20)%	28.57%	4.90	%(b)

Net assets at end of period (000’s omitted)	$1,428		$1,595	$25,628	$4,522

Ratios to average net assets:
Net investment income (loss)	0.61	%(c)	0.38%	0.26%	1.44	%(c)
Net expenses	1.30	%(c)	1.29%	1.30%	1.36	%(c)
Gross expenses(d)	1.30	%(c)	1.29%	1.30%	1.36	%(c)
Portfolio turnover rate	51	%(b)	105%	70%	26	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY — WMC JAPAN ALPHA OPPORTUNITIES FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$8.78		$12.79	$10.48	$10.00

Net investment income (loss)(a)	0.02		0.01	—	0.04
Net realized and unrealized gains (losses)	0.81		(2.90)	2.87	0.44

Total from investment operations	$0.83		$(2.89)	$2.87	$0.48

Distributions from:
Net investment income	—		(0.92)	(0.49)	—
Net realized gains	—		(0.20)	(0.07)	—

Total distributions to shareholders	$—		$(1.12)	$(0.56)	$—

Redemption fees(a)	—		— (e)	—	—

Net asset value, end of period	$9.61		$8.78	$12.79	$10.48

Total return	9.45	%(b)	(24.39)%	28.22%	4.80	%(b)

Net assets at end of period (000’s omitted)	$587		$687	$1,670	$59

Ratios to average net assets:
Net investment income (loss)	0.36	%(c)	0.13%	0.01%	1.19	%(c)
Net expenses	1.55	%(c)	1.54%	1.55%	1.61	%(c)
Gross expenses(d)	1.55	%(c)	1.54%	1.55%	1.61	%(c)
Portfolio turnover rate	51	%(b)	105%	70%	26	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on March 4, 2014. The information presented is for the period from March 4, 2014 to June 30, 2014.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$8.73		$9.74	$10.22	$9.52	$10.00

Net investment income (loss)(a)	0.04		0.13	0.13	0.20	0.12
Net realized and unrealized gains (losses)	(0.13)		(1.05)	(0.46)	0.61	(0.60)

Total from investment operations	$(0.09)		$(0.92)	$(0.33)	$0.81	$(0.48)

Distributions from:
Net investment income	(0.11)		(0.09)	(0.15)	(0.11)	—	(e)

Total distributions to shareholders	$(0.11)		$(0.09)	$(0.15)	$(0.11)	$—	(e)

Redemption fees(a)	—	(e)	—	—	—	—	(e)

Net asset value, end of period	$8.53		$8.73	$9.74	$10.22	$9.52

Total return	(0.99	)%(b)	(9.40)%	(3.22)%	8.62%	(4.77	)%(b)

Net assets at end of period (000’s omitted)	$331,611		$319,993	$268,530	$193,676	$122,515

Ratios to average net assets:
Net investment income (loss)	0.94	%(c)	1.56%	1.31%	2.08%	2.17	%(c)
Net expenses	1.16	%(c)	1.17%	1.22%	1.25%	1.41	%(c)
Gross expenses(d)	1.16	%(c)	1.17%	1.22%	1.25%	1.41	%(c)
Portfolio turnover rate	13	%(b)	19%	22%	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$8.71		$9.73	$10.21	$9.51	$10.00

Net investment income (loss)(a)	0.04		0.12	0.11	0.19	0.11
Net realized and unrealized gains (losses)	(0.13)		(1.06)	(0.45)	0.61	(0.60)

Total from investment operations	$(0.09)		$(0.94)	$(0.34)	$0.80	$(0.49)

Distributions from:
Net investment income	(0.10)		(0.08)	(0.14)	(0.10)	—	(e)

Total distributions to shareholders	$(0.10)		$(0.08)	$(0.14)	$(0.10)	$—	(e)

Redemption fees(a)	—		— (e)	—	—	—

Net asset value, end of period	$8.52		$8.71	$9.73	$10.21	$9.51

Total return	(1.03	)%(b)	(9.60)%	(3.33)%	8.51%	(4.87	)%(b)

Net assets at end of period (000’s omitted)	$191,575		$196,841	$155,919	$24,291	$11,695

Ratios to average net assets:
Net investment income (loss)	0.79	%(c)	1.41%	1.16%	1.93%	2.02	%(c)
Net expenses	1.31	%(c)	1.32%	1.37%	1.40%	1.56	%(c)
Gross expenses(d)	1.31	%(c)	1.32%	1.37%	1.40%	1.56	%(c)
Portfolio turnover rate	13	%(b)	19%	22%	19%	19	%(b)
(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY – SOMERSET EMERGING MARKETS FUND

ADVISOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2016	2015	2014	2013(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$8.73		$9.70	$10.18	$9.49	$10.00

Net investment income (loss)(a)	0.02		0.10	0.09	0.16	0.10
Net realized and unrealized gains (losses)	(0.12)		(1.05)	(0.46)	0.61	(0.61)

Total from investment operations	$(0.10)		$(0.95)	$(0.37)	$0.77	$(0.51)

Distributions from:
Net investment income	(0.07)		(0.02)	(0.11)	(0.08)	—	(e)

Total distributions to shareholders	$(0.07)		$(0.02)	$(0.11)	$(0.08)	$—	(e)

Redemption fees(a)	—		—	—	—	—

Net asset value, end of period	$8.56		$8.73	$9.70	$10.18	$9.49

Total return	(1.17	)%(b)	(9.82)%	(3.60)%	8.19%	(5.07	)%(b)

Net assets at end of period (000’s omitted)	$207		$281	$942	$533	$990

Ratios to average net assets:
Net investment income (loss)	0.54	%(c)	1.16%	0.91%	1.68%	1.77	%(c)
Net expenses	1.56	%(c)	1.57%	1.62%	1.65%	1.81	%(c)
Gross expenses(d)	1.56	%(c)	1.57%	1.62%	1.65%	1.81	%(c)
Portfolio turnover rate	13	%(b)	19%	22%	19%	19	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on December 12, 2012. The information presented is for the period from December 12, 2012 to June 30, 2013.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY EMERGING MARKETS SMALL-CAP FUND

INSTITUTIONAL SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,
	(Unaudited)		2016	2015(e)
For a share outstanding throughout each period

Net asset value, beginning of period	$9.18		$11.70	$10.00

Net investment income (loss)(a)	0.01		—	0.02
Net realized and unrealized gains (losses)	(0.99)		(2.10)	1.68

Total from investment operations	$(0.98)		$(2.10)	$1.70

Distributions from:
Net realized gains	—		(0.42)	—

Total distributions to shareholders	$—		$(0.42)	$—

Redemption fees(a)	—	(f)	—	—

Net asset value, end of period	$8.20		$9.18	$11.70

Total return	(10.68	)%(b)	(18.16)%	17.00	%(b)

Net assets at end of period (000’s omitted)	$158,228		$212,344	$187,901

Ratios to average net assets:
Net investment income (loss)	0.24	%(c)	(0.03)%	0.27	%(c)
Net expenses	1.53	%(c)	1.51%	1.83	%(c)
Gross expenses(d)	1.53	%(c)	1.51%	1.83	%(c)
Portfolio turnover rate	70	%(b)	126%	89	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.
(f)	Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Financial Highlights

BROWN ADVISORY EMERGING MARKETS SMALL-CAP FUND

INVESTOR SHARES
	Six Months
	Ended
	December 31,		Fiscal Year Ended:
	2016		June 30,	June 30,
	(Unaudited)		2016	2015(f)
For a share outstanding throughout each period

Net asset value, beginning of period	$9.15		$11.69	$10.00

Net investment income (loss)(a)	—		(0.02)	0.01
Net realized and unrealized gains (losses)	(0.98)		(2.10)	1.68

Total from investment operations	$(0.98)		$(2.12)	$1.69

Distributions from:
Net realized gains	—		(0.42)	—

Total distributions to shareholders	$—		$(0.42)	$—

Redemption fees(a)	—		— (e)	—

Net asset value, end of period	$8.17		$9.15	$11.69

Total return	(10.71	)%(b)	(18.35)%	16.90	%(b)

Net assets at end of period (000’s omitted)	$3,539		$5,633	$18,992

Ratios to average net assets:
Net investment income (loss)	0.09	%(c)	(0.18)%	0.12	%(c)
Net expenses	1.68	%(c)	1.66%	1.98	%(c)
Gross expenses(d)	1.68	%(c)	1.66%	1.98	%(c)
Portfolio turnover rate	70	%(b)	126%	89	%(b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
(e)	Less than $0.01 per share.
(f)	Commenced operations on November 21, 2014. The information presented is for the period from November 21, 2014 to June 30, 2015.

The accompanying notes are an integral part of these financial statements.

www.brownadvisoryfunds.com

Notes to Financial Statements
December 31, 2016 (Unaudited)

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Flexible Equity Fund (“Flexible Equity Fund”), Brown Advisory Equity Income Fund (“Equity Income Fund”), Brown Advisory Sustainable Growth Fund (“Sustainable Growth Fund”), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Fundamental Value Fund (“Small-Cap Fundamental Value Fund”), Brown Advisory Global Leaders Fund (“Global Leaders Fund”), Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”), Brown Advisory Total Return Fund (“Total Return Fund”), Brown Advisory Strategic Bond Fund (“Strategic Bond Fund”), Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”), Brown Advisory Tax Exempt Bond Fund (“Tax Exempt Bond Fund”), Brown Advisory Mortgage Securities Fund (“Mortgage Securities Fund”), Brown Advisory – WMC Strategic European Equity Fund (“WMC Strategic European Equity Fund”), Brown Advisory – WMC Japan Alpha Opportunities Fund (“WMC Japan Alpha Opportunities Fund”), Brown Advisory – Somerset Emerging Markets Fund (“Somerset Emerging Markets Fund”) and Brown Advisory Emerging Markets Small-Cap Fund (“Emerging Markets Small-Cap Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a series of shares of beneficial interest of Brown Advisory Funds (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-ended management investment company. Prior to October 19, 2012, the Funds, except for the Sustainable Growth Fund, Global Leaders Fund, Total Return Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, WMC Strategic European Equity Fund, WMC Japan Alpha Opportunities Fund, Somerset Emerging Markets Fund, and Emerging Markets Small-Cap Fund, were series of Professionally Managed Portfolios Trust. Prior to April 12, 2010, the Funds, except for the Equity Income Fund, Sustainable Growth Fund, Global Leaders Fund, Total Return Fund, Strategic Bond Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, WMC Strategic European Equity Fund, WMC Japan Alpha Opportunities Fund, Somerset Emerging Markets Fund, and Emerging Markets Small-Cap Fund, each of which had yet to commence operations, were part of the Forum Funds Trust.

The Funds commenced operations as follows:

	Institutional	Investor	Advisor
	Shares	Shares	Shares
Growth Equity Fund	10/19/2012	6/28/1999*	5/18/2006**
Flexible Equity Fund	10/19/2012	11/30/2006*	1/24/2007**
Equity Income Fund	10/19/2012	12/29/2011*	12/29/2011
Sustainable Growth Fund	6/29/2012	6/29/2012	6/29/2012
Small-Cap Growth Fund	9/20/2002***	6/28/1999*	4/25/2006**
Small-Cap Fundamental Value Fund	10/19/2012	12/31/2008*	7/28/2011
Global Leaders Fund	—	7/1/2015	—
Intermediate Income Fund	—	11/2/1995*	5/13/1991**
Total Return Fund	10/30/2014	10/30/2014	—
Strategic Bond Fund	—	10/31/2014	9/30/2011
Maryland Bond Fund	—	12/21/2000*	—
Tax Exempt Bond Fund	—	6/29/2012	—
Mortgage Securities Fund	5/13/2014	12/26/2013	—
WMC Strategic European Equity Fund	10/21/2013	10/21/2013	10/21/2013
WMC Japan Alpha Opportunities Fund	3/4/2014	3/4/2014	3/4/2014
Somerset Emerging Markets Fund	12/12/2012	12/12/2012	12/12/2012
Emerging Markets Small-Cap Fund	11/21/2014	11/21/2014	—
_________________________

*	Prior to October 19, 2012, Investor Shares were known as Institutional Shares.
**	Prior to July 1, 2011, Advisor Shares were known as A Shares.
***	Prior to October 19, 2012, Small-Cap Growth Fund Institutional Shares were known as D Shares.

Each share class has equal rights as to earnings and assets except that each class bears different shareholder servicing and distribution expenses. Each share class has exclusive voting rights with respect to matters that affect just that class. Income,  expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each share class on its relative net assets.

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Notes to Financial Statements
December 31, 2016 (Unaudited)

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Small-Cap Fundamental Value Fund is to achieve long-term capital appreciation. Flexible Equity Fund’s investment objective is to achieve long-term growth of capital. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. Equity Income Fund’s investment objective is to provide current dividend yield and dividend growth. Sustainable Growth Fund’s investment objective is to seek capital appreciation by investing at least 80% of its net assets in equity securities of environmentally sustainable domestic companies. The investment objective of the Strategic Bond Fund is to achieve capital appreciation and income with a low correlation to interest rate movements. Tax Exempt Bond Fund’s investment objective is to seek to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate-term investment grade municipal bonds. The investment objective of the Somerset Emerging Markets Fund is to seek to achieve total return by investing principally in equity securities issued by companies established or operating in emerging markets. The investment objective of the WMC Strategic European Equity Fund seeks to achieve total return by investing principally in equity securities issued by companies established or operating in Europe. The investment objective of the Mortgage Securities Fund seeks to maximize total return consistent with preservation of capital. The investment objective of the WMC Japan Alpha Opportunities Fund seeks to achieve total return by investing principally in equity securities of companies which are domiciled in or exercise the predominant part of their economic activity in Japan. Global Leaders Fund seeks to achieve capital appreciation by investing primarily in global equities. The investment objective of the Total Return Fund is to provide a competitive total return consistent with preservation of principal. The Emerging Markets Small-Cap Fund’s investment objective is to achieve total return by investing principally in equity securities issued by small-capitalization companies established or operating in emerging markets.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation – The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various   inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Such domestic equity securities are typically categorized as Level 1 securities. Investments in other domestic investment companies are valued at their reported Net Asset Value (“NAV”) and are typically categorized as Level 1 securities. Investments in Exchange Traded Funds (“ETFs”) are valued at their last reported sale price and are typically categorized as Level 1 securities.

For foreign securities that are traded on foreign exchanges, the Funds have selected Interactive Data Corporation (“IDC”) to provide pricing data for those such securities that are held by the Funds. The use of IDC’s pricing services with respect to these foreign exchange traded securities is designed to capture events occurring after a foreign exchange closes that may affect the   value of certain holdings of the Funds that are traded on those foreign exchanges. The Funds utilize a confidence interval when determining whether or not to utilize these prices provided by IDC. The confidence interval is a measure of the relationship that

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Notes to Financial Statements
December 31, 2016 (Unaudited)

each foreign exchange traded security has to movements in various indices and the price of the foreign exchange traded security’s corresponding American Depositary Receipt, if one exists. IDC provides a confidence interval for each foreign exchange traded security for which it provides a price. If the confidence interval provided by IDC is equal to or greater than a predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at that price. If the confidence interval provided by IDC is less than the predefined level utilized by the Funds, the Funds will value that foreign exchange traded security at the preceding closing price on its respective foreign exchange, or, if there were no transactions on the preceding day, at the mean between the bid and the asked prices. Such foreign securities are typically categorized as Level 2 securities. Foreign securities for which the local market closing prices are utilized are typically categorized as Level 1 securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. Fixed income debt instruments, such as commercial paper, banker’s acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost when the amortized cost value is determined to approximate fair value established using market-based and issuer-specific factors. Such debt securities are typically categorized as Level 2.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (NBBO). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Such options are typically categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1 securities.

Forward foreign currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2 securities.

Credit default swaps are valued based upon the daily closing price of the underlying index or reference entity and are categorized   as Level 2 securities.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith under guidelines and procedures adopted by the Board of Trustees. These are generally considered Level 3 securities when significant unobservable inputs are utilized in the determination of the fair value. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the guidelines and procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2016, the Small-Cap Growth Fund was the only fund that held any fair valued securities. As of December 31, 2016, the Small-Cap Growth Fund held fair valued securities with a total market value of $2,874,868 or 0.7% of total net assets.

The following is a summary of inputs used to value the Funds’ investments as of December 31, 2016:

Growth Equity Fund	Level 1	Level 2	Level 3
Common Stocks	$1,656,113,970	$—	$—
Short-Term Investments	43,650,546	—	—
Total Investments in Securities	$1,699,764,516	$—	$—

Flexible Equity Fund	Level 1	Level 2	Level 3
Common Stocks	$365,349,336	$—	$—
Real Estate Investment Trusts	6,620,725	—	—
Warrants	426,600	—	—
Short-Term Investments	15,473,111	—	—
Total Investments in Securities	$387,869,772	$—	$—

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Notes to Financial Statements
December 31, 2016 (Unaudited)

Equity Income Fund	Level 1	Level 2	Level 3
Common Stocks	$99,962,940	$—	$—
Preferred Stocks	2,327,892	—	—
Real Estate Investment Trusts	6,359,800	—	—
Short-Term Investments	2,796,489	—	—
Total Investments in Securities	$111,447,121

	Level 1	Level 2	Level 3
Sustainable Growth Fund
Common Stocks	$327,187,437	$—	$—
Real Estate Investment Trusts	12,994,201	—	—
Short-Term Investments	13,353,192	—	—
Total Investments in Securities	$353,534,830	$—	$—

Small-Cap Growth Fund	Level 1	Level 2	Level 3
Common Stocks	$391,714,875	$—	$—
Contingent Value Rights	—	—	131,192
Private Placements	—	—	2,743,676
Short-Term Investments	32,356,817	—	—
Total Investments in Securities	$424,071,692	$—	$2,874,868

Small-Cap Fundamental Value Fund	Level 1	Level 2	Level 3
Common Stocks	$1,041,923,551	$—	$—
Real Estate Investment Trusts	110,653,436	—	—
Short-Term Investments	48,019,276	—	—
Total Investments in Securities	$1,200,596,263	$—	$—

Global Leaders Fund	Level 1	Level 2	Level 3
Common Stocks:
China	$—	$927,295	$—
France	—	925,951	—
Germany	—	911,582	—
India	689,369	540,430	—
Indonesia	—	471,156	—
Japan	—	307,176	—
Sweden	—	493,996	—
Switzerland	—	927,202	—
Taiwan	1,141,577	—	—
United Kingdom	87,424	1,092,126	—
United States	20,310,355	—	—
Short-Term Investments	336,562	—	—
Total Investments in Securities	$22,565,287	$6,596,914	$—

Intermediate Income Fund	Level 1	Level 2	Level 3
Corporate Bonds & Notes	$—	$40,142,316	$—
Mortgage Backed Securities	—	22,493,381	—
Municipal Bonds	—	14,158,232	—
Asset Backed Securities	—	11,993,413	—
U.S. Treasury Notes	—	24,019,180	—
Affiliated Mutual Funds	25,450,830	—	—
Short-Term Investments	3,952,738	—	—
Total Investments in Securities	$29,403,568	$112,806,522	$—

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Notes to Financial Statements
December 31, 2016 (Unaudited)

Total Return Fund	Level 1	Level 2	Level 3
Corporate Bonds & Notes	$—	$32,470,041	$—
Mortgage Backed Securities	—	32,413,243	—
Asset Backed Securities	—	23,405,793	—
U.S. Treasury Notes	—	6,152,522	—
Municipal Bonds	—	2,512,420	—
Preferred Stocks	899,835	—	—
Short-Term Investments	4,609,354	—	—
Total Investments in Securities	$5,509,189	$96,954,019	$—
Future Contracts – Long*	$(85,267)	$—	$—
* Unrealized Appreciation (Depreciation)

Strategic Bond Fund	Level 1	Level 2	Level 3
Asset Backed Securities	$—	$27,229,751	$—
Mortgage Backed Securities	—	22,080,352	—
Corporate Bonds & Notes	—	11,262,308	—
Municipal Bonds	—	1,360,267	—
Preferred Stocks	134,697	—	—
Mutual Funds	1,154,642	—	—
Exchange Traded Funds	2,960,010	—	—
Short-Term Investments	11,143,833	99,948	—
Total Investments in Securities	$15,393,182	$62,032,626	$—
Future Contracts – Short*	$3,946	$—	$—
* Unrealized Appreciation (Depreciation)

Maryland Bond Fund	Level 1	Level 2	Level 3
Municipal Bonds	$—	$133,711,908	$—
Short-Term Investments	2,003,754	—	—
Total Investments in Securities	$2,003,754	$133,711,908	$—

	Level 1	Level 2	Level 3
Tax Exempt Bond Fund
Municipal Bonds	$—	$237,023,003	$—
Short-Term Investments	1,920,837	—	—
Total Investments in Securities	$1,920,837	$237,023,003	$—

	Level 1	Level 2	Level 3
Mortgage Securities Fund
Mortgage Backed Securities	$—	$401,539,789	$—
Asset Backed Securities	—	46,570,978	—
Local Government Housing Agency Bonds	—	2,398,825	—
Preferred Stocks	375,150	—	—
Short-Term Investments	30,266,376	—	—
Total Investments in Securities	$30,641,526	$450,509,592	$—
Mortgage Backed Securities – Short	$—	$(6,308,320)	$—

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Notes to Financial Statements
December 31, 2016 (Unaudited)

	Level 1	Level 2	Level 3
WMC Strategic European Equity Fund
Common Stocks:
Belgium	$—	$21,201,113	$—
Denmark	—	49,508,997	—
Finland	—	41,525,953	—
France	—	128,906,142	—
Germany	—	75,499,181	—
Italy	10,374,435	7,912,242	—
Netherlands	—	58,520,695	—
Spain	—	8,667,128	—
Sweden	5,607,513	88,534,281	—
Switzerland	—	181,594,575	—
United Kingdom	11,847,778	270,306,576	—
Preferred Stocks	—	3,789,908	—
Short-Term Investments	1,720,582	—	—
Total Investments in Securities	$29,550,308	$935,966,791	$—

	Level 1	Level 2	Level 3
WMC Japan Alpha Opportunities Fund
Common Stocks	$—	$1,271,773,388	$—
Real Estate Investment Trusts	—	1,064,470	—
Exchange Traded Funds	—	4,303,188	—
Short-Term Investments	94,372,496	—	—
Total Investments in Securities	$94,372,496	$1,277,141,046	$—
Futures Contracts – Long*	$1,913,271	$—	$—
* Unrealized Appreciation (Depreciation)

	Level 1	Level 2	Level 3
Somerset Emerging Markets Fund
Common Stocks:
Brazil	$—	$25,825,502	$—
Chile	18,388,583	3,851,385	—
China	—	28,497,459	—
Hungary	—	47,316,458	—
India	—	43,089,570	—
Indonesia	—	14,636,653	—
Nigeria	2,483,448	—	—
Philippines	—	22,904,566	—
Poland	—	26,747,197	—
Portugal	—	6,259,696	—
South Africa	—	32,894,921	—
South Korea	—	97,944,387	—
Taiwan	4,574,630	49,715,411	—
Turkey	—	22,690,027	—
United Arab Emirates	4,930,354	13,883,829	—
United Kingdom	—	26,593,258	—
Warrants	6,939	—	—
Short-Term Investments	26,717,549	—	—
Total Investments in Securities	$57,101,503	$462,850,319	$—

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Notes to Financial Statements
December 31, 2016 (Unaudited)

	Level 1	Level 2	Level 3
Emerging Markets Small-Cap Fund
Common Stocks:
China	$14,768,027	$30,758,988	$—
India	1,595,052	23,454,799	—
Indonesia	—	2,975,510	—
Malaysia	—	1,857,005	—
Philippines	—	4,273,084	—
Singapore	—	1,630,064	—
South Korea	—	42,460,543	—
Taiwan	—	24,131,549	—
Thailand	—	7,410,834	—
Real Estate Investment Trusts	—	1,818,258	—
Mutual Funds	—	1,855,283	—
Short-Term Investments	3,775,999	—	—
Total Investments in Securities	$20,139,078	$142,625,917	$—

The Funds recognize transfers between levels as of the end of the fiscal year.  There were no transfers into or out of Level 1 or Level 2 securities as of December 31, 2016.

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were used to determine fair value.

Small-Cap Growth Fund	Contingent Value Rights	Private Placements
Balance as of June 30, 2016	$131,192	$2,559,816
Acquisitions/Purchases	—	44,000
Returns of Capital	—	(115,899)
Change in Unrealized Appreciation	—	255,759
Balance as of December 31, 2016	$131,192	$2,743,676

The Contingent Value Rights (“CVR”) were acquired as a result of Dyax Corp. (which was a portfolio holding of the Fund) being acquired by Shire PLC. In exchange for the Fund’s shares in Dyax Corp., the Fund received cash considerations from Shire PLC as well as the CVR. The CVR are valued at the difference between the cash price at which Dyax Corp. was acquired by Shire PLC   and the closing price of Dyax Corp. on its last day of trading prior to the acquisition.

The inputs utilized in valuing the Private Placements consist of annual audited financial statements and quarterly capital statements which are provided by the issuer. These valuations are adjusted periodically for certain events (additional contributions of capital or purchases made by the Fund, distributions to the Fund made by the issuer, etc) that may occur prior to receipt of the next quarterly capital statement or Annual Report.

B. Securities Transactions and Investment Income – Investment securities transactions are accounted for on the trade date. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions deemed to be a return of capital are recorded as a reduction of the cost of the related investments.

C. Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. Dollar amounts on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

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Notes to Financial Statements
December 31, 2016 (Unaudited)

The Funds report net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of the assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

Some of the Funds may invest in forward foreign currency contracts. These amounts are presented separately from realized and unrealized gains and losses from investments in the financial statements.

D. Options – The Funds may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchase by a Fund. A Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is  subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a   Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non- income producing securities.

None of the Funds purchased, sold or wrote any options during the six months ended December 31, 2016.

E. Distributions to Shareholders – For the Maryland Bond Fund and Tax Exempt Bond Fund distributions of net investment income, if any, are declared daily and paid monthly.  Distributions to shareholders of net investment income, if any, are declared  and paid monthly for the Intermediate Income Fund, Total Return Fund, Strategic Bond Fund and Mortgage Securities Fund and quarterly for the Equity Income Fund. The remaining Funds declare and pay net investment income, if any, at least annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

F. Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G. Federal Taxes – Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2013-2015) as of June 30, 2016 or are expected to be taken in the Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware State; however the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next year.

H. Redemption Fees – A shareholder who redeems or exchanges shares of the Funds within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is

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Notes to Financial Statements
December 31, 2016 (Unaudited)

accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

I. Guarantees and Indemnifications – In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J. Subsequent Events – In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition through the date the financial statements were issued.

Note 3. Commitments and Other Affiliated Party Transactions

Investment Adviser – Brown Advisory LLC serves as Investment Adviser (“the Adviser”) to the Funds. Pursuant to investment advisory agreements, the Adviser receives an advisory fee, accrued daily and payable monthly, from each Fund at an annual rate of the Fund’s average daily net assets as follows:

Annual Advisory Fee
Growth Equity Fund	0.60%
Flexible Equity Fund	0.60%
Equity Income Fund	0.60%
Sustainable Growth Fund	0.60%
Small-Cap Growth Fund	0.85%
Small-Cap Fundamental Value Fund	0.85%
Global Leaders Fund*	0.65%
Intermediate Income Fund	0.30%
Total Return Fund	0.30%
Strategic Bond Fund	0.40%
Maryland Bond Fund	0.30%
Tax Exempt Bond Fund	0.30%
Mortgage Securities Fund	0.30%
WMC Strategic European Equity Fund**	0.90%
WMC Japan Alpha Opportunities Fund**	1.00%
Somerset Emerging Markets Fund***	0.90%
Emerging Markets Small-Cap Fund****	1.25%

*
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2016, Brown Advisory Limited (“BAL”) served as sub- adviser to the Global Leaders Fund and made investment decisions on its behalf.  BAL is compensated for its services by the Adviser.

**
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2016, Wellington Management Company LLP (“Wellington”) served as sub-adviser to the WMC Strategic European Equity Fund and the WMC Japan Alpha Opportunities Fund and made investment decisions on their behalf. Wellington is compensated for its services by the Adviser.

***
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2016, Somerset Capital Management, LLP (“Somerset”) served as sub-adviser to the Somerset Emerging Markets Fund and made investment decisions on its behalf. Somerset is compensated for its services by the Adviser.

***
Subject to the general oversight of the Adviser and Board of Trustees during the six months ended December 31, 2016, Macquarie Funds Management Hong Kong Limited (“MFMHKL”) served as sub-adviser to the Emerging Markets Small-Cap Fund and made investment decisions on its behalf. MFMHKL is compensated for its services by the Adviser.

The Adviser is also entitled to receive an annual business management fee of 0.05%, accrued daily and payable monthly, of the Funds’ average daily net assets in exchange for its management and oversight of the non-investment advisory services provided to the Funds and the Trust.  The Funds’ advisory fees and business management fees are reported in the Statements of Operations.

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Notes to Financial Statements
December 31, 2016 (Unaudited)

Fee Waivers and Expense Reimbursements (Operating Expense Caps) – The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses to limit total annual operating expenses for each or the class’ average daily net assets for the Funds noted below:

	Institutional Shares	Investor Shares	Advisor Shares
Growth Equity Fund	1.00%	1.15%	1.35%
Flexible Equity Fund	1.00%	1.15%	1.35%
Equity Income Fund	1.00%	1.15%	1.35%
Sustainable Growth Fund	1.00%	1.15%	1.35%
Small-Cap Growth Fund	1.25%	1.40%	1.60%
Small-Cap Fundamental Value Fund	1.25%	1.40%	1.60%
Global Leaders Fund	0.70%	0.85%	1.10%
Intermediate Income Fund	0.55%	0.60%	0.80%
Total Return Fund	0.55%	0.60%	0.80%
Strategic Bond Fund	0.65%	0.70%	0.95%
Maryland Bond Fund	0.55%	0.60%	0.80%
Tax Exempt Bond Fund	0.55%	0.60%	0.80%
Mortgage Securities Fund	0.55%	0.60%	0.80%
WMC Strategic European Equity Fund	1.60%	1.75%	2.00%
WMC Japan Alpha Opportunities Fund	1.70%	1.85%	2.10%
Somerset Emerging Markets Fund	1.60%	1.75%	2.00%
Emerging Markets Small-Cap Fund	1.95%	2.10%	2.35%

During the six months ended December 31, 2016, the Adviser waived $53,048 in expenses for the Global Leaders Fund and $10,651 in expenses for the Strategic Bond Fund. The Adviser is permitted to seek reimbursement from the Funds for fees waived and/or Fund expenses it pays over the following three years after such payment. The Funds must pay their current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. At December 31, 2016, the cumulative amounts of previously waived fees that the Adviser may recoup from the Funds are shown below:

	June 30,
	2017	2018	2019	Total
Global Leaders Fund	$—	$—	$84,282	$84,282
Strategic Bond Fund	—	7,500	14,033	21,533

Distribution – Quasar Distributors, LLC (“the Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of the Administrator.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.25% of the average daily net assets of Advisor Shares for each Fund. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser, for any distribution or service activity.  These distribution fees are reported in the Funds’ Statements of Operations.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.15% of the average daily net assets of each Fund’s Investor and Advisor Shares (except for the Maryland Bond Fund, Intermediate Income Fund, Tax Exempt Bond Fund, Mortgage Securities Fund, Total Return Fund and Strategic Bond Fund, which may pay a fee of up to 0.05%) for shareholder services provided to the Funds by financial institutions, including the Adviser. These service fees are reported in the Funds’ Statements of Operations.

Investments in Affiliates – Intermediate Income Fund
The Intermediate Income Fund and Mortgage Securities Fund are considered affiliates since Brown Advisory LLC is the Adviser to both of the Funds. In seeking to achieve its investment objective, the Intermediate Income Fund invests a portion of its assets into the Mortgage Securities Fund. As of December 31, 2016, the Intermediate Income Fund owned shares of the Mortgage Securities Fund with a total market value of $25,450,830, or 17.8% of the Intermediate Income Fund’s net assets.

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Notes to Financial Statements
December 31, 2016 (Unaudited)

The Intermediate Income Fund has entered into a Fee Waiver Agreement (“the Agreement”) with the Adviser. Per the Agreement, the Intermediate Income Fund will waive Advisory Fees in an amount equal to the Advisory Fees earned by the Mortgage Securities Fund on the assets invested into it by the Intermediate Income Fund. For example, if the Intermediate Income Fund owned $10,000,000 worth of the Mortgage Securities Fund for an entire year, it would waive, on an annual basis, $30,000 in Advisory Fees ($10,000,000 multiplied by 0.30%, the annual Advisory Fee ratio for the Mortgage Securities Fund). During the six months ended December 31, 2016, the Intermediate Income Fund waived $42,619 in Advisory Fees per the terms of the Agreement. This is a permanent waiver of fees and these waived fees may not be recouped by the Adviser at any time in the future.

See the table below for details of the Intermediate Income Fund’s investment in the Mortgage Securities Fund Institutional Shares during the six months ended December 31, 2016:

Beginning		Purchases		Proceeds		Unrealized		Change in	Ending
Market Value;		at Cost;		from Sales;		Appreciation	Realized	Unrealized	Market Value;			Capital
[# of shares held]		[# of shares		[# of		(Depreciation)	Gains	Appreciation	[# of shares held]		Dividend	Gains
7/1/2016		purchased]		shares sold]		12/31/2016	(Losses)	(Depreciation)	12/31/2016		Income	Distributions
$30,526,684		$—		$4,130,000		$(787,611)	$28,260	$(974,114)	$25,450,830		$298,921	$179,892
[2,992,812	]	[—	]	[403,714	]				[2,589,098	]

Other Service Providers – U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”), and in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. Certain officers of the Trust are employees of USBFS and the Funds’ custodian, U.S. Bank, N.A., is an affiliate of the Administrator. Fees paid to USBFS and U.S. Bank, N.A. for its services can be found in the Statements of Operations as “Administration, transfer agent and accounting fees” and “Custodian fees”, respectively. Additional amounts for miscellaneous expenses may be paid by the Funds to USBFS and included in “Miscellaneous expenses” in the Statements of Operations.

Rule 17a-7 – Each Fund is permitted to purchase and sell securities to certain affiliated parties under specified conditions outlined in procedures adopted by the Board of Trustees pursuant to Rule 17a-7 under the 1940 Act. Pursuant to these procedures, during the six months ended December 31, 2016, the Tax Exempt Bond Fund and WMC Strategic European Equity Fund engaged in securities purchases of $3,094,815 and $342,591, respectively, and the Maryland Bond Fund engaged in securities sales of $3,094,815. These transactions are included in the purchases and sales table in Note 4.

Note 4. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, during the six months ended December 31, 2016 were as follows:
	Investment Securities
	Purchases	Sales
Growth Equity Fund	$340,623,783	$765,505,837
Flexible Equity Fund	37,012,586	69,492,320
Equity Income Fund	4,176,700	21,686,370
Sustainable Growth Fund	94,502,257	99,149,134
Small-Cap Growth Fund	152,377,032	51,237,788
Small-Cap Fundamental Value Fund	179,108,177	133,099,527
Global Leaders Fund	10,010,310	6,551,975
Intermediate Income Fund	44,268,309	45,192,134
Total Return Fund	115,444,555	98,783,232
Strategic Bond Fund	102,819,733	87,249,091
Maryland Bond Fund	30,897,515	68,995,695
Tax Exempt Bond Fund	95,533,257	81,588,014
Mortgage Securities Fund	949,707,676	959,510,055
WMC Strategic European Equity Fund	130,569,149	229,222,875
WMC Japan Alpha Opportunities Fund	793,449,150	1,453,093,414
Somerset Emerging Markets Fund	72,803,161	68,227,875
Emerging Markets Small-Cap Fund	136,014,948	152,203,783

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Notes to Financial Statements
December 31, 2016 (Unaudited)

The Intermediate Income Fund purchased $16,723,769 and sold $20,291,381 in U.S. Government securities during the six months ended December 31, 2016. The Mortgage Securities Fund purchased $24,974,609 and sold $42,579,570 in U.S. Government securities during the six months ended December 31, 2016. Purchases and sales of U.S. Government securities are included in the totals above and include U.S. Treasury Bonds and Notes.

The cost basis of investments for federal income tax purposes at December 31, 2016 were as follows*:

				Sustainable
	Growth Equity	Flexible Equity	Equity Income	Growth
	Fund	Fund	Fund	Fund
Cost of investments	$1,242,801,540	$297,601,669	$80,767,078	$267,224,752
Gross unrealized appreciation	517,594,139	98,356,858	31,246,540	88,700,536
Gross unrealized depreciation	(60,631,163)	(8,088,755)	(566,497)	(2,390,458)
Net unrealized appreciation (depreciation)	$456,962,976	$90,268,103	$30,680,043	$86,310,078

		Small-Cap
	Small-Cap	Fundamental	Global Leaders	Intermediate
	Growth Fund	Value Fund	Fund	Income Fund
Cost of investments	$337,315,518	$910,372,327	$27,349,873	$143,449,111
Gross unrealized appreciation	104,240,202	301,701,812	2,572,297	937,440
Gross unrealized depreciation	(14,609,160)	(11,477,876)	(759,969)	(2,176,461)
Net unrealized appreciation (depreciation)	$89,631,042	$290,223,936	$1,812,328	$(1,239,021)

	Total Return	Strategic	Maryland	Tax Exempt
	Fund	Bond Fund	Bond Fund	Bond Fund
Cost of investments	$102,541,272	$77,352,635	$137,227,911	$242,650,054
Gross unrealized appreciation	955,353	498,119	1,230,284	481,329
Gross unrealized depreciation	(1,033,417)	(424,946)	(2,742,533)	(4,187,543)
Net unrealized appreciation (depreciation)	$(78,064)	$73,173	$(1,512,249)	$(3,706,214)

		WMC Strategic	WMC Japan Alpha	Somerset
	Mortgage	European	Opportunities	Emerging
	Securities Fund	Equity Fund	Fund	Markets Fund
Cost of investments	$485,176,125	$952,626,097	$1,225,953,136	$528,064,358
Gross unrealized appreciation	1,934,386	127,441,840	213,135,185	52,221,097
Gross unrealized depreciation	(5,959,393)	(114,550,838)	(67,574,779)	(60,333,633)
Net unrealized appreciation (depreciation)	$(4,025,007)	$12,891,002	$145,560,406	$(8,112,536)

	Emerging
	Markets
	Small-Cap Fund
Cost of Investments	$169,842,641
Gross unrealized appreciation	8,002,915
Gross unrealized depreciation	(15,080,561)
Net unrealized appreciation (depreciation)	$(7,077,646)

*
Because tax adjustments are calculated annually at the end of the Funds’ fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous year’s federal income tax information, please refer to the Notes to Financial Statements section in the Funds’ most recent annual report.

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Notes to Financial Statements
December 31, 2016 (Unaudited)

Note 5. Federal Income Tax and Distribution Information

Distributions during the fiscal periods ended as noted were characterized for tax purposes as follows (tax character during the six months ended December 31, 2016 is estimated):

	Tax Exempt Income		Ordinary Income
	December 31, 2016	June 30, 2016	December 31, 2016	June 30, 2016
Growth Equity Fund	$—	$—	$—	$7,902,803
Flexible Equity Fund	—	—	1,573,168	1,728,214
Equity Income Fund	—	—	1,172,799	3,370,204
Sustainable Growth Fund	—	—	—	2,679,763
Small-Cap Growth Fund	—	—	2,502,010	763,358
Small-Cap Fundamental Value Fund	—	—	3,609,251	2,796,635
Global Leaders Fund	—	—	53,915	—
Intermediate Income Fund	—	—	1,396,949	3,434,796
Total Return Fund	—	—	1,097,022	2,222,152
Strategic Bond Fund	—	—	553,019	2,476,783
Maryland Bond Fund	1,985,702	4,031,803	246,412	3,271
Tax Exempt Bond Fund	3,280,958	5,642,129	—	—
Mortgage Securities Fund	—	—	6,811,365	7,907,002
WMC Strategic European Equity Fund	—	—	12,612,297	2,992,321
WMC Japan Alpha Opportunities Fund	—	—	—	227,528,772
Somerset Emerging Markets Fund	—	—	6,508,403	3,928,021
Emerging Markets Small-Cap Fund	—	—	—	8,503,241

	Long-Term Capital Gain^
	December 31, 2016	June 30, 2016
Growth Equity Fund	$147,417,247	$141,076,499
Flexible Equity Fund	—	—
Equity Income Fund	3,997,807	1,785,670
Sustainable Growth Fund	2,507,623	11,297,130
Small-Cap Growth Fund	11,689,587	39,659,100
Small-Cap Fundamental Value Fund	686,156	17,190,395
Global Leaders Fund	—	—
Intermediate Income Fund	—	369,469
Total Return Fund	101,811	—
Strategic Bond Fund	—	—
Maryland Bond Fund	381,305	906,772
Tax Exempt Bond Fund	—	—
Mortgage Securities Fund	—	1,257,738
WMC Strategic European Equity Fund	—	—
WMC Japan Alpha Opportunities Fund	—	3,902,671
Somerset Emerging Markets Fund	—	—
Emerging Markets Small-Cap Fund	—	—

^  Designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

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Notes to Financial Statements
December 31, 2016 (Unaudited)

At June 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

				Sustainable
	Growth Equity	Flexible Equity	Equity Income	Growth
	Fund	Fund	Fund	Fund
Net tax unrealized appreciation (depreciation)	$606,831,751	$49,228,476	$33,152,221	$81,540,379
Net unrealized appreciation (depreciation) on foreign receivables	—	(363)	—	—
Undistributed ordinary income	—	808,933	38,600	—
Undistributed long-term capital gain	84,659,198	—	1,700,458	—
Total distributable earnings	84,659,198	808,933	1,739,058	—
Other accumulated losses	(17,608,743)	(9,706,852)	—	(9,168,486)
Total accumulated earnings (losses)	$673,882,206	$40,330,194	$34,891,279	$72,371,893

		Small-Cap
	Small-Cap	Fundamental	Global Leaders	Intermediate
	Growth Fund	Value Fund	Fund	Income Fund
Net tax unrealized appreciation (depreciation)	$77,057,528	$118,068,299	$827,200	$2,984,809
Net unrealized appreciation (depreciation) on foreign receivables	—	—	(1,022)	—
Undistributed ordinary income	—	1,070,636	53,912	—
Undistributed long-term capital gain	10,003,131	685,715	—	—
Total distributable earnings	10,003,131	1,756,351	53,912	—
Other accumulated losses	(676,056)	—	(1,232,310)	(1,142,117)
Total accumulated earnings (losses)	$86,384,603	$119,824,650	$(352,220)	$1,842,692

	Total Return	Strategic	Maryland	Tax Exempt
	Fund	Bond Fund	Bond Fund	Bond Fund
Net tax unrealized appreciation (depreciation)	$1,102,817	$25,433	$6,065,007	$6,225,630
Undistributed ordinary income	152,033	—	275,319^	426,654^
Undistributed long-term capital gain	101,725	—	326,226	—
Total distributable earnings	253,758	—	601,545	426,654
Other accumulated losses	(152,656)	(3,476,757)	(275,162)	(1,504,874)
Total accumulated earnings (losses)	$1,203,919	$(3,451,324)	$6,391,390	$5,147,410

		WMC Strategic	WMC Japan Alpha	Somerset
	Mortgage	European	Opportunities	Emerging
	Securities Fund	Equity Fund	Fund	Markets Fund
Net tax unrealized appreciation (depreciation)	$3,699,548	$(10,922,143)	$10,190,518	$(20,727,552)
Net unrealized appreciation (depreciation) on foreign receivables	—	(94,001)	470,823	(41,487)
Undistributed ordinary income	2,221,131	12,611,576	—	4,342,604
Undistributed long-term capital gain	—	—	—	—
Total distributable earnings	2,221,131	12,611,576	—	4,342,604
Other accumulated losses	(1,205,319)	(45,442,160)	(414,321,974)	(29,009,316)
Total accumulated earnings (losses)	$4,715,360	$(43,846,728)	$(403,660,633)	$(45,435,751)

	Emerging
	Markets
	Small-Cap Fund
Net tax unrealized appreciation (depreciation)	$10,935,118
Net unrealized appreciation (depreciation) on foreign receivables	1,154
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(37,508,288)
Total accumulated earnings (losses)	$(26,572,016)

^ Represents tax exempt income

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Notes to Financial Statements
December 31, 2016 (Unaudited)

Note 6. Forward Foreign Currency Contracts

The WMC Japan Alpha Opportunities Fund held forward foreign currency contracts during the six months ended December 31, 2016.

The majority of the WMC Japan Alpha Opportunities Fund’s assets are denominated in Japanese Yen. The WMC Japan Alpha Opportunities Fund may seek to offset or hedge its exposure to the Japanese Yen by entering into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at an agreed upon price. These contracts are traded over-the-counter and not on an organized exchange. The contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from forward foreign currency contracts. Unrealized appreciation on forward foreign currency contracts and unrealized depreciation on forward foreign currency contracts is reported in the Statement of Assets and Liabilities for those contracts that remain open as of year end. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. There is generally no collateral exchanged by the Fund or counterparty to the contract in connection with these contracts. The Fund’s risk of loss from counterparty credit risk on these contracts is generally limited to the aggregate unrealized appreciation (depreciation) on open contracts on a counterparty by counterparty basis. The Fund attempts to mitigate counterparty credit risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The effect of forward foreign currency contracts on the Statements of Operations during the six months ended December 31, 2016 is as follows:

	Derivatives not accounted	Statement of
Fund	for as hedging instruments	Operations Location	Amount
WMC Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Net Realized Gain (Loss) – Forward
		Foreign Currency Contracts	$(11,565,713)
WMC Japan Alpha Opportunities Fund	Forward Foreign Currency Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Forward Foreign Currency Contract	$(10,962,063)

During the six months ended December 31, 2016, the average net exposure, in U.S. Dollars, of forward foreign currency contracts held by the WMC Japan Alpha Opportunities Fund was $32,563,624.

Note 7. Futures Contracts

The Total Return Fund, Strategic Bond Fund, and WMC Japan Alpha Opportunities Fund invested in futures contracts during the six months ended December 31, 2016. At the time a Fund purchases or enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the terms of the contract. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the fluctuation in the value of the contract. These daily fluctuations are known as variation margin and are recorded by the Fund as unrealized gains or losses on futures contracts. When these futures contracts are closed, realized gains or losses on futures contracts are recorded by the Fund. The realized gains or losses are reported in the Statement of Operations as net realized gains or losses from futures contracts. Depending upon the agreement with the broker, the Funds may or may not settle variation margin daily. The Funds attempt to mitigate counterparty credit risk by only entering into futures contracts with brokers that the Funds believe have the financial resources to honor their obligations and by monitoring the financial stability of these brokers. The use of long futures contracts by the Funds subjects them to a risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities and up to the total notional amount of the futures contract as shown in the Schedule of Investments. The use of short futures contracts by the Funds subjects them to a risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities and, hypothetically, up to an unlimited amount of loss that could exceed the notional amount of the futures contract as shown in the Schedule of Investments.

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Notes to Financial Statements
December 31, 2016 (Unaudited)

The effect of futures contracts on the Statements of Assets and Liabilities as of December 31, 2016 is as follows:

	Derivatives not accounted	Statement of Assets
Fund	for as hedging instruments	and Liabilities Location	Amount
Total Return Fund	Futures Contracts	Gross Unrealized Appreciation –
		Futures Contracts	$17,912
Total Return Fund	Futures Contracts	Gross Unrealized Depreciation –
		Futures Contracts	$103,179
Strategic Bond Fund	Futures Contracts	Gross Unrealized Appreciation –
		Futures Contracts	$3,946
Strategic Bond Fund	Futures Contracts	Gross Unrealized Depreciation –
		Futures Contracts	$—
WMC Japan Alpha Opportunities Fund	Futures Contracts	Gross Unrealized Appreciation –
		Futures Contracts	$1,913,271	(a)
WMC Japan Alpha Opportunities Fund	Futures Contracts	Gross Unrealized Depreciation –
		Futures Contracts	$—

(a)	Includes $156,556 of variation margin due to the Fund.

The effect of futures contracts on the Statements of Operations during the six months ended December 31, 2016 is as follows:

	Derivatives not accounted	Statement of
Fund	for as hedging instruments	Operations Location	Amount
Total Return Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$(897,383)
Total Return Fund	Futures Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Futures Contracts	$(819,210)
Strategic Bond Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$80,861
Strategic Bond Fund	Futures Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Futures Contracts	$182,256
WMC Japan Alpha Opportunities Fund	Futures Contracts	Net Realized Gain (Loss) –
		Futures Contracts	$7,191,414
WMC Japan Alpha Opportunities Fund	Futures Contracts	Net Change in Unrealized
		Appreciation (Depreciation) –
		Futures Contracts	$1,913,271

During the six months ended December 31, 2016, the average notional value of long futures contracts held by the Total Return Fund and WMC Japan Alpha Opportunities Fund were $17,049,399 and $24,630,160, respectively. The Total Return Fund was invested in long U.S. Treasury futures contracts. The WMC Japan Alpha Opportunities Fund was invested in long stock index futures contracts.

During the six months ended December 31, 2016, the average notional value of the short futures contracts held by the Strategic Bond Fund was $9,098,776. The Strategic Bond Fund was invested in short U.S. Treasury futures contracts.

Offsetting Assets & Liabilities – Futures Contracts

To facilitate the Funds investment in futures contracts, the Funds have entered into agreements with counterparties that dictate the terms under which the Funds and the counterparty will enter into such agreements. Under these agreements, both the Funds and the counterparty may be allowed to combine amounts owed to or receivable from the other and settle all outstanding obligations on a “net basis.” In order to facilitate comparability amongst different funds, the table below shows what the Funds’ Statement of Assets and Liabilities accounts related to futures contracts would look like if they choose to offset, or present on a net basis, assets and liabilities related to futures contracts.

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Notes to Financial Statements
December 31, 2016 (Unaudited)

Assets:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
	Recognized	of Assets	of Assets	Financial	Collateral
Description	Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Total Return Fund
Futures Contracts	$17,912	$(17,912)	$—	$—	$—	$—
Strategic Bond Fund
Futures Contracts	3,946	—	3,946	—	—	3,946
WMC Japan Alpha Opportunities Fund
Futures Contracts	1,913,271	—	1,913,271	—	—	1,913,271

Liabilities:
		Gross Amounts	Net Amounts	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of
	Amounts of	Statement	the Statement	Assets & Liabilities
	Recognized	of Assets	of Assets	Financial	Collateral
Description	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged	Net Amount
Total Return Fund
Futures Contracts	$103,179	$(17,912)	$85,267	$85,267	$—	$—
Strategic Bond Fund
Futures Contracts	—	—	—	—	—	—
WMC Japan Alpha Opportunities Fund
Futures Contracts	—	—	—	—	—	—

Note 8. Line of Credit

As of December 31, 2016, Brown Advisory Funds has an unsecured line of credit of up to $100,000,000 with U.S. Bank, N.A. The interest rate on the line of credit as of December 31, 2016 was 3.75% (prime rate). The following table shows the details of the Funds’ borrowing activity during the six months ended December 31, 2016.  Funds that are not listed did not utilize the line of credit during the period.

	Maximum
	Outstanding	Average Daily	Total Interest	Average
	Balance	Balance	Incurred	Interest Rate
Equity Income Fund	$1,810,000	$58,223	$1,042	3.50%
Sustainable Growth Fund	321,000	1,745	31	3.50%
WMC Strategic European Equity Fund	680,000	4,495	80	3.50%
WMC Japan Alpha Opportunities Fund	52,121,000	1,239,500	22,173	3.50%
Emerging Markets Small-Cap Fund	2,448,000	63,071	1,200	3.72%

As of December 31, 2016, none of the Funds had any amounts outstanding under the line of credit.

Note 9. Merger of Funds

As of the close of business on December 2, 2016, pursuant to an Agreement and Plan of Reorganization approved by the Funds’ Board of Trustees, all of the assets, subject to the liabilities, of the Brown Advisory Value Equity Fund (“Value Equity Fund”) were transferred to the Flexible Equity Fund in exchange for shares of the Flexible Equity Fund of equal value. The purpose of the transaction was to combine two funds with similar investment strategies and investments into a single fund having a larger asset base that has the potential to produce economies of scale. The exchange ratio was 0.868 for Institutional Shares, 0.870 for Investor Shares and 0.875 for Advisor Shares. The net asset values of the Flexible Equity Fund Institutional, Investor, and Advisor Shares on the close of business December 2, 2016, both before and after the reorganization, were $16.57, $16.55 and $16.58,

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Notes to Financial Statements
December 31, 2016 (Unaudited)

respectively. A total of 72,612 Institutional Shares, 2,509,981 Investor Shares and 59,882 Advisor Shares were issued to shareholders of the Value Equity Fund in the exchange. The Value Equity Fund’s net assets at the reorganization date of $43,734,447, including $10,536,322 of unrealized appreciation, were combined with those of the Flexible Equity Fund. Assuming the acquisition had been completed on July 1, 2016, the beginning of the annual reporting period of the Flexible Equity Fund, proforma results of operations during the six months ended December 31, 2016 would include net investment income of $1,048,358, and net realized and change in unrealized gain of $41,056,664, resulting in an increase in net assets of $42,105,022. Prior to the reorganization, the Flexible Equity Fund net assets totaled $339,791,609. Immediately after the reorganization, the net assets of the Flexible Equity Fund totaled $383,526,056. The exchange was a tax-free event to the Value Equity Fund shareholders. For financial reporting purposes, assets received and shares issued by the Flexible Equity Fund were recorded at fair value; however, the cost basis of investments received from the Value Equity Fund was carried forward to align ongoing reporting of the Flexible Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

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Expense Example For the Six Months Ended December 31, 2016 (Unaudited)

As a shareholder of a Fund you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the six month period and held for the entire period (July 1, 2016 – December 31, 2016).

Actual Expenses
The “Actual Return” row in the following table provides information about actual account values based on actual returns and actual expenses.  As a shareholder you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares less than 14 days after you purchase, with certain limited exceptions.  Individual Retirement Accounts (“IRA”) that are held directly at the Funds will be charged a $15.00 annual maintenance fee. IRAs held by broker-dealers or through other means, may or may not incur an annual maintenance fee. Yet, if IRAs maintenance fees are charged to accounts held elsewhere, the fees charged may be more or may be less than $15.00.  To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The “Hypothetical Return” row in the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical information in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	July 1, 2016	December 31, 2016	During the Period*	Ratio*
Growth Equity Fund:
Institutional Shares
Actual Return	$1,000	$ 987	$3.61	0.72%
Hypothetical Return	$1,000	$1,022	$3.67	0.72%
Investor Shares
Actual Return	$1,000	$ 986	$4.35	0.87%
Hypothetical Return	$1,000	$1,021	$4.43	0.87%
Advisor Shares
Actual Return	$1,000	$ 984	$5.60	1.12%
Hypothetical Return	$1,000	$1,020	$5.70	1.12%

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Expense Example For the Six Months Ended December 31, 2016 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	July 1, 2016	December 31, 2016	During the Period*	Ratio*
Flexible Equity Fund:
Institutional Shares
Actual Return	$1,000	$1,116	$3.95	0.74%
Hypothetical Return	$1,000	$1,021	$3.77	0.74%
Investor Shares
Actual Return	$1,000	$1,115	$4.74	0.89%
Hypothetical Return	$1,000	$1,021	$4.53	0.89%
Advisor Shares
Actual Return	$1,000	$1,114	$6.07	1.14%
Hypothetical Return	$1,000	$1,019	$5.80	1.14%

Equity Income Fund:
Institutional Shares
Actual Return	$1,000	$1,037	$3.90	0.76%
Hypothetical Return	$1,000	$1,021	$3.87	0.76%
Investor Shares
Actual Return	$1,000	$1,037	$4.67	0.91%
Hypothetical Return	$1,000	$1,021	$4.63	0.91%
Advisor Shares
Actual Return	$1,000	$1,036	$5.95	1.16%
Hypothetical Return	$1,000	$1,019	$5.90	1.16%

Sustainable Growth Fund:
Institutional Shares
Actual Return	$1,000	$1,038	$3.80	0.74%
Hypothetical Return	$1,000	$1,021	$3.77	0.74%
Investor Shares
Actual Return	$1,000	$1,037	$4.57	0.89%
Hypothetical Return	$1,000	$1,021	$4.53	0.89%
Advisor Shares
Actual Return	$1,000	$1,036	$5.85	1.14%
Hypothetical Return	$1,000	$1,019	$5.80	1.14%

Small-Cap Growth Fund:
Institutional Shares
Actual Return	$1,000	$1,068	$5.11	0.98%
Hypothetical Return	$1,000	$1,020	$4.99	0.98%
Investor Shares
Actual Return	$1,000	$1,068	$5.89	1.13%
Hypothetical Return	$1,000	$1,020	$5.75	1.13%
Advisor Shares
Actual Return	$1,000	$1,066	$7.19	1.38%
Hypothetical Return	$1,000	$1,018	$7.02	1.38%

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Expense Example For the Six Months Ended December 31, 2016 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	July 1, 2016	December 31, 2016	During the Period*	Ratio*
Small-Cap Fundamental Value Fund:
Institutional Shares
Actual Return	$1,000	$1,166	$5.30	0.97%
Hypothetical Return	$1,000	$1,020	$4.94	0.97%
Investor Shares
Actual Return	$1,000	$1,165	$6.11	1.12%
Hypothetical Return	$1,000	$1,020	$5.70	1.12%
Advisor Shares
Actual Return	$1,000	$1,164	$7.47	1.37%
Hypothetical Return	$1,000	$1,018	$6.97	1.37%

Global Leaders Fund:
Investor Shares
Actual Return	$1,000	$1,011	$4.31	0.85%
Hypothetical Return	$1,000	$1,021	$4.33	0.85%

Intermediate Income Fund:
Investor Shares
Actual Return	$1,000	$ 987	$2.25	0.45%
Hypothetical Return	$1,000	$1,023	$2.29	0.45%
Advisor Shares
Actual Return	$1,000	$ 986	$3.50	0.70%
Hypothetical Return	$1,000	$1,022	$3.57	0.70%

Total Return Fund:
Institutional Shares
Actual Return	$1,000	$ 981	$2.50	0.50%
Hypothetical Return	$1,000	$1,023	$2.55	0.50%
Investor Shares
Actual Return	$1,000	$ 981	$2.75	0.55%
Hypothetical Return	$1,000	$1,022	$2.80	0.55%

Strategic Bond Fund:
Investor Shares
Actual Return	$1,000	$1,019	$3.56	0.70%
Hypothetical Return	$1,000	$1,022	$3.57	0.70%
Advisor Shares
Actual Return	$1,000	$1,018	$4.83	0.95%
Hypothetical Return	$1,000	$1,020	$4.84	0.95%

Maryland Bond Fund:
Investor Shares
Actual Return	$1,000	$ 969	$2.43	0.49%
Hypothetical Return	$1,000	$1,023	$2.50	0.49%

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Expense Example For the Six Months Ended December 31, 2016 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	July 1, 2016	December 31, 2016	During the Period*	Ratio*
Tax Exempt Bond Fund:
Investor Shares
Actual Return	$1,000	$ 970	$2.43	0.49%
Hypothetical Return	$1,000	$1,023	$2.50	0.49%

Mortgage Securities Fund:
Institutional Shares
Actual Return	$1,000	$ 981	$2.25	0.45%
Hypothetical Return	$1,000	$1,023	$2.29	0.45%
Investor Shares
Actual Return	$1,000	$ 980	$2.50	0.50%
Hypothetical Return	$1,000	$1,023	$2.55	0.50%

WMC Strategic European Equity Fund:
Institutional Shares
Actual Return	$1,000	$1,004	$5.46	1.08%
Hypothetical Return	$1,000	$1,020	$5.50	1.08%
Investor Shares
Actual Return	$1,000	$1,004	$6.21	1.23%
Hypothetical Return	$1,000	$1,019	$6.26	1.23%
Advisor Shares
Actual Return	$1,000	$1,002	$7.47	1.48%
Hypothetical Return	$1,000	$1,018	$7.53	1.48%

WMC Japan Alpha Opportunities Fund:
Institutional Shares
Actual Return	$1,000	$1,096	$6.08	1.15%
Hypothetical Return	$1,000	$1,019	$5.85	1.15%
Investor Shares
Actual Return	$1,000	$1,095	$6.87	1.30%
Hypothetical Return	$1,000	$1,019	$6.61	1.30%
Advisor Shares
Actual Return	$1,000	$1,095	$8.18	1.55%
Hypothetical Return	$1,000	$1,017	$7.88	1.55%

Somerset Emerging Markets Fund:
Institutional Shares
Actual Return	$1,000	$ 990	$5.82	1.16%
Hypothetical Return	$1,000	$1,019	$5.90	1.16%
Investor Shares
Actual Return	$1,000	$ 990	$6.57	1.31%
Hypothetical Return	$1,000	$1,019	$6.67	1.31%
Advisor Shares
Actual Return	$1,000	$ 988	$7.82	1.56%
Hypothetical Return	$1,000	$1,017	$7.93	1.56%

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Expense Example For the Six Months Ended December 31, 2016 (Unaudited)

	Beginning	Ending		Annualized
	Account Value	Account Value	Expenses Paid	Net Expense
	July 1, 2016	December 31, 2016	During the Period*	Ratio*
Emerging Markets Small-Cap Fund:
Institutional Shares
Actual Return	$1,000	$ 893	$7.30	1.53%
Hypothetical Return	$1,000	$1,017	$7.78	1.53%
Investor Shares
Actual Return	$1,000	$ 893	$8.02	1.68%
Hypothetical Return	$1,000	$1,017	$8.54	1.68%
_________________________
*
The calculations are based on expenses incurred during the most recent six-month period ended as of the date of this report.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month net expense ratio multiplied by the average account value during the period, multiplied by the number of days (184) in the most recent six-month period divided by the number of days in the Funds’ fiscal year (365).

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

In accordance with the Investment Company Act of 1940 Act, the Board of Trustees of the Trust is required, on an annual basis, to consider: (i) the continuation of the Investment Advisory Agreement between the Trust, on behalf of each of the Funds, and Brown Advisory LLC (“Brown Advisory” or the “Adviser”), as well as (ii) any applicable Sub-Advisory Agreements that are being considered for continuation, and this must take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Investment Advisory Agreement and each of the Sub-Advisory Agreements, and it is the duty of the Adviser, and each of the Sub-Advisers, as applicable, to furnish the Trustees with such information that is responsive to their request.

Set forth below is information regarding the Board’s most recent consideration of the approval of the continuation of the Investment Advisory Agreement and each of the Sub-Advisory Agreements.  The first section provides information regarding the Board’s review of matters with respect to the continuation of the Investment Advisory Agreement with Brown Advisory.  In addition, set forth immediately following that section are separate discussions of the Board’s consideration of matters with respect to: (1) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory-Somerset Emerging Markets Fund; (2) the approval of the continuation of each of the Sub-Investment Advisory Agreements with respect to the Brown Advisory-WMC Strategic European Equity Fund and the Brown Advisory-WMC Japan Alpha Opportunities Fund; (3) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Global Leaders Fund; and (4) the approval of the continuation of the Sub-Investment Advisory Agreement with respect to the Brown Advisory Emerging Markets Small-Cap Fund.

1.  Board of Trustees Approval of the Continuation of the Trust’s Investment Advisory Agreement for Each of the Funds

In determining whether to approve the continuation of the Investment Advisory Agreement, the Trustees requested, and Brown Advisory provided, information and data relevant to the Board’s consideration.  This included materials prepared by Brown Advisory and by the Funds’ administrator that provided the Board with information regarding the investment performance of the Funds, and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds.  As part of its deliberations, the Board also considered and relied upon information about the Funds and Brown Advisory that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Investment Advisory Agreement at an in-person meeting held on September 15, 2016.  At this meeting, the Board engaged in a thorough review process in connection with determining whether to continue the Investment Advisory Agreement.  In addition, the Board also considered the continuation of the currently effective Expense Limitation Agreement with respect to each Fund which would limit the total operating expenses for each class of shares of each of the Funds through October 31, 2017.

Following their review and consideration, the Trustees determined that the continuation of the Investment Advisory Agreement with respect to each of the Funds was advisable and would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of the Funds and their shareholders.  Accordingly, the Board, including those Trustees who are not considered to be “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement.  In reaching their decision, the Trustees requested and obtained from the Adviser such information as they deemed reasonably necessary to evaluate the Investment Advisory Agreement.  The Trustees also carefully considered the profitability data and comparative fee, expense and performance information prepared for their use.  In considering the continuation of the Investment Advisory Agreement with respect to each applicable Fund, the Trustees evaluated a number of factors that they believed, in light of their reasonable business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any one specific consideration or any particular information that was controlling of their decision:

The nature, extent and quality of the advisory services provided.  The Trustees concluded that Brown Advisory is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by Brown Advisory to each of the Funds, Brown Advisory’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, Brown Advisory’s investment management and compliance oversight processes, and the competitive investment performance of the Funds.  On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by Brown Advisory, the Trustees concluded

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

that Brown Advisory is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and is competitive with many other comparable investment companies.

The Board received and reviewed performance information for each of the Funds separately, including performance information for applicable one-, three-, five- and ten-year periods ended June 30, 2016, and for shorter periods as applicable with respect to those Funds with shorter operating histories.  The Board also reviewed with the representatives of Brown Advisory other information and data, including each Fund’s performance against its benchmark and its peers, as follows:

Equity Income Fund

The Board first reviewed information and materials regarding the performance results for the Equity Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-year and three-year periods ended June 30, 2016.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2016, but had underperformed its peer group median for the three-year period ended June 30, 2016.

Flexible Equity Fund

The Board next reviewed information and materials regarding the performance results for the Flexible Equity Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the S&P 500 Index, for the one-, three- and five-year periods ended June 30, 2016.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one- and three-year periods ended June 30, 2016, but had outperformed its peer group median for the five-year period ended June 30, 2016.

Growth Equity Fund

The Board then reviewed information and materials regarding the performance results for the Growth Equity Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Growth Index, for the one-, three-, and five-year periods ended June 30, 2016, but had outperformed its primary benchmark index for the ten-year period ended June 30, 2016. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the three- and five-year periods ended June 30, 2016, but had outperformed its peer group median for the one- and ten-year periods ended June 30, 2016.

Small-Cap Fundamental Value Fund

The Board then reviewed information and materials regarding the performance results for the Small-Cap Fundamental Value Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Value Index, for the one-, three- and five-year periods ended June 30, 2016.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three-, and five-year periods ended June 30, 2016.

Small-Cap Growth Fund

The Board next reviewed information and materials regarding the performance results for the Small-Cap Growth Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 2000 Growth Index, for the one-, three-, five-, and ten- year periods ended June 30, 2016.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-, three-, five-, and ten-year periods ended June 30, 2016.

Value Equity Fund

The Board then reviewed information and materials regarding the performance results for the Value Equity Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Russell 1000 Value Index, for the one-, three-, five- and ten-year periods ended June 30, 2016.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-, three-, five-, and ten-year periods ended June 30, 2016.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

Sustainable Growth Fund

The Board next reviewed information and materials regarding the performance results for the Sustainable Growth Fund, noting that the Investor Shares of the Fund had outperformed its primary benchmark index, the Russell 1000 Growth Index, for the one- and three-year periods ended June 30, 2016.  The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2016.

Intermediate Income Fund

The Board then reviewed information and materials regarding the performance results for the Intermediate Income Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Barclays Intermediate Aggregate Bond Index, for the one-, three-, five- and ten-year periods ended June 30, 2016.  The Board noted that the Investor Shares of the Fund had underperformed its peer group median for the one-, three-, five-, and ten-year periods ended June 30, 2016.

Maryland Bond Fund

The Board next reviewed information and materials regarding the performance results for the Maryland Bond Fund, noting that the Investor Shares of the Fund had .underperformed its primary benchmark index, the Barclays 1-10 Year Blended Municipal Bond Index, for the three-, five- and ten-year periods ended June 30, 2016, but had outperformed its primary benchmark index for the one-year period ended June 30, 2016.  The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one-, three-, five-, and ten-year periods ended June 30, 2016.

Strategic Bond Fund

The Board then reviewed information and materials regarding the performance results for the Strategic Bond Fund, noting that the Advisor Shares of the Fund had underperformed its primary benchmark index, the Barclays Intermediate Aggregate Bond Index, for the one- and three-year periods ended June 30, 2016. The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2016.

Tax Exempt Bond Fund

The Board next reviewed information and materials regarding the performance results for the Tax Exempt Bond Fund, noting that the Investor Shares of the Fund had underperformed its primary benchmark index, the Barclays 1-10 Year Blended Municipal Bond Index, for the three-year period ended June 30, 2016, but had outperformed its primary benchmark index for the one-year period ended June 30, 2016. The Board noted that the Investor Shares of the Fund had outperformed its peer group median for the one- and three-year periods ended June 30, 2016.

Somerset Emerging Markets Fund

The Board then reviewed information and materials regarding the performance results for the Somerset Emerging Markets Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the MSCI Emerging Markets Index, for the one-year period ended June 30, 2016, but had underperformed its primary benchmark for the three-year period ended June 30, 2016.  The Board also noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2016, but had underperformed its peer group median for the three-year period ended June 30, 2016.

WMC Strategic European Equity Fund

The Board next reviewed information and materials regarding the performance results for the WMC Strategic European Equity Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the MSCI Europe EUR Net Total Return Index, for the one-year period ended June 30, 2016. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2016.

WMC Japan Alpha Opportunities Fund

The Board then reviewed information and materials regarding the performance results for the WMC Japan Alpha Opportunities Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the Tokyo Total Return U.S. Dollar Hedged Index, for the one-year period ended June 30, 2016. The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2016. The Board also noted that, because the Fund commenced operations in March 2014, the Fund has a relatively short performance history.

Mortgage Securities Fund

The Board next reviewed information and materials regarding the performance results for the Mortgage Securities Fund, noting that the Institutional Shares of the Fund had slightly underperformed its primary benchmark index, the Barclays Mortgage Backed Securities Index, for the one-year period ended June 30, 2016.  The Board noted that the Institutional Shares of the Fund had

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

outperformed its peer group median for the one-year period ended June 30, 2016.  The Board also noted that, because the Fund commenced operations in May 2014, the Fund has a relatively short performance history.

Total Return Fund

The Board then reviewed information and materials regarding the performance results for the Total Return Fund, noting that the Institutional Shares of the Fund had outperformed its primary benchmark index, the Barclays U.S. Aggregate Bond Index, for the one-year period ended June 30, 2016. The Board noted that the Institutional Shares of the Fund had outperformed its peer group median for the one-year period ended June 30, 2016.  The Board also noted that, because the Fund commenced operations in October 2014, the Fund has a relatively short performance history.

Emerging Markets Small-Cap Fund

The Board next reviewed information and materials regarding the performance results for the Emerging Markets Small-Cap Fund, noting that the Institutional Shares of the Fund had underperformed its primary benchmark index, the MSCI Emerging Markets Small-Cap Index, for the one-year period ended June 30, 2016.  The Board noted that the Institutional Shares of the Fund had underperformed its peer group median for the one-year period ended June 30, 2016. The Board also noted that, because the Fund commenced operations in November 2014, the Fund has a relatively short performance history.

Global Leaders Fund

The Board then reviewed information and materials regarding the performance results for the Global Leaders Fund, noting that the Fund had only commenced investment operations as of July 1, 2015 and therefore did not have an extensive operating history.  The Board reviewed certain information regarding the performance of the Fund and considered the Fund’s investment performance since its inception date.

The cost of advisory services provided and the level of profitability. The Board also considered the advisory fees and overall expenses of the Funds as compared to the advisory fees and overall expenses of other mutual funds in each Fund’s peer group, as well as profitability information with respect to Brown Advisory’s management and operation of the Funds.  On the basis of this comparative information, the Trustees determined that the overall advisory fees and expense ratios of the Funds are competitive with industry averages.  The Trustees noted that Brown Advisory had proposed the continuation of their contractual commitment for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2017, subject to recoupment by the Adviser of certain amounts under specified circumstances.

The Board also considered Brown Advisory’s level of profitability with respect to each of the Funds, and noted that Brown Advisory’s level of profitability was acceptable and not unreasonable.  The Board reviewed the extent to which Brown Advisory uses its own financial resources to help promote and market the Funds in order to support various components of the distribution efforts of the Funds.  In considering the profitability of Brown Advisory from their operation of the Funds, the Trustees considered the level of profitability realized by Brown Advisory before the imposition of any distribution and marketing expenses incurred by the firm from its own resources.  The Board also considered information regarding the fees that Brown Advisory charges to its other clients for investment advisory services that are similar to the advisory services provided to the Funds and the Board noted that the fees charged to the Funds by the Adviser were reasonable in light of the nature of the services provided by the Adviser to the other accounts, the types of accounts involved, and the applicable services provided in each case. Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory for investment advisory services, the investment advisory and other services provided to the Funds by Brown Advisory, and the level of profitability from Brown Advisory’s relationship with the Funds, the Board concluded that the level of investment advisory fees and Brown Advisory’s profitability were appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The Board reviewed with the representatives of Brown Advisory certain fee and expense information for the Institutional Shares of those Funds having Institutional Shares outstanding as compared to the advisory fees and overall expenses (excluding Rule 12b-1 fees) of other mutual funds in each Fund’s peer group, and as compared to the Investor Shares for those Funds that do not have Institutional Shares outstanding, as follows:

Equity Income Fund

The Board first reviewed expense information and materials for the Equity Income Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.75%, which is lower than the median net expense ratio of its peer funds.

Flexible Equity Fund

The Board next reviewed expense information and materials for the Flexible Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.73%, which was below the median net expense ratio of its peer funds.

Growth Equity Fund

The Board then reviewed expense information and materials for the Growth Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.72%, which was below the median net expense ratio of its peer funds.

Small-Cap Fundamental Value Fund

The Board then reviewed expense information and materials for the Small-Cap Fundamental Value Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.98%, which was lower than the median net expense ratio of its peer funds.

Small-Cap Growth Fund

The Board next reviewed expense information and materials for the Small-Cap Growth Fund, noting that the Investment Advisory Agreement provided for a 0.85% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.98%, which was lower than the median net expense ratio of its peer funds.

Value Equity Fund

The Board then reviewed expense information and materials for the Value Equity Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.77%, which was lower than the median net expense ratio of its peer funds.

Sustainable Growth Fund

The Board next reviewed expense information and materials for the Sustainable Growth Fund, noting that the Investment Advisory Agreement provided for a 0.60% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.74%, which was lower than the average net expense ratio of its peer funds.

Intermediate Income Fund

The Board then reviewed expense information and materials for the Intermediate Income Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.43%, which was lower than the median net expense ratio of its peer funds.

Maryland Bond Fund

The Board next reviewed expense information and materials for the Maryland Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.48%, which was lower than the median net expense ratio of its peer funds.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

Strategic Bond Fund

The Board then reviewed expense information and materials for the Strategic Bond Fund, noting that the Investment Advisory Agreement provided for a 0.40% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.70%, which was lower than the median net expense ratio of its peer funds.

Tax Exempt Bond Fund

The Board next reviewed expense information and materials for the Tax Exempt Bond Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Investor Shares was 0.49%, which was higher than the median net expense ratio of its peer funds.

Somerset Emerging Markets Fund

The Board next reviewed expense information and materials for the Somerset Emerging Markets Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.17%, which was lower than the median net expense ratio of its peer funds.

WMC Strategic European Equity Fund

The Board next reviewed expense information and materials for the European Equity Fund, noting that the Investment Advisory Agreement provided for a 0.90% investment advisory fee for the Fund, which was comparable to the median for its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.11%, which matched the median net expense ratio of its peer funds.

WMC Japan Alpha Opportunities Fund

The Board then reviewed expense information and materials for the WMC Japan Alpha Opportunities Fund, noting that the Investment Advisory Agreement provided for a 1.00% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.14%, which was higher than the median net expense ratio of its peer funds.

Mortgage Securities Fund

The Board next reviewed expense information and materials for the Mortgage Securities Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.45%, which was lower than the median net expense ratio of its peer funds.

Total Return Fund

The Board then reviewed expense information and materials for the Total Return Fund, noting that the Investment Advisory Agreement provided for a 0.30% investment advisory fee for the Fund, which was below the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 0.51%, which was lower than the median net expense ratio of its peer funds.

Emerging Markets Small-Cap Fund

The Board next reviewed expense information and materials for the Emerging Markets Small-Cap Fund, noting that the Investment Advisory Agreement provided for a 1.25% investment advisory fee for the Fund, which was above the median compared to its peer funds.  The Board also noted that the net expense ratio of the Fund’s Institutional Shares was 1.51%, which was higher than the median net expense ratio of its peer funds.

Global Leaders Fund

The Board then reviewed expense information and materials for the Global Leaders Fund, noting that the Investment Advisory Agreement provided for a 0.65% investment advisory fee for the Fund, but that the Fund had only commenced investment

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

operations as of July 1, 2015 and therefore there was not yet meaningful comparative data available for a comparison of the Fund’s expenses.  The Board took into consideration that the Fund is subject to an Expense Limitation Agreement and that the Adviser is currently waiving fees and reimbursing expenses in order to maintain the Fund’s total operating expenses.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. While it was noted that the Funds’ investment advisory fees will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and the competitive nature of the mutual fund marketplace.  The Trustees also noted that the Funds’ advisory fees are competitive against their peers.  The Trustees then noted that they will have the opportunity to periodically re-examine whether any of the Funds have achieved economies of scale, and the appropriateness of investment advisory fees payable to Brown Advisory with respect to the Funds, in the future at which time the implementation of fee breakpoints on applicable Funds could be further considered.

Benefits to Brown Advisory from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Brown Advisory from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds  benefit from their relationship with Brown Advisory by virtue of Brown Advisory’s provision of business management and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees had previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations. In approving the continuation of the Investment Advisory Agreement, the Trustees determined that Brown Advisory has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders.  The Board also acknowledged the experience and expertise of members of the Brown Advisory senior management team and the focus these individuals have on ensuring that the Funds operate successfully.  The Trustees also concluded that Brown Advisory has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the Expense Limitation Agreement under which Brown Advisory has undertaken to waive a portion of its fees and to reimburse expenses of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreement. The Board also considered matters with respect to the brokerage practices of Brown Advisory, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

The Board also considered various matters with respect to the distribution and shareholder servicing arrangements applicable to the Funds and they considered the distribution fees and the non-distribution shareholder servicing fees payable with respect to certain of the share classes of the Funds, including certain of such fees which are payable to the Adviser for the shareholder administrative services that it provides to shareholders of the Funds. The Board took note of the fact that the non-distribution related shareholder administrative fees payable to the Adviser are intended to compensate the Adviser for providing certain administrative services to those Fund shareholders covered by the applicable servicing arrangements in the relevant share classes.

The Board also took into consideration the nature and extent of the business management fees payable to the Adviser by each of the Funds pursuant to which Brown Advisory provides certain business management services to the Funds, which the Board had previously considered and approved at a prior meeting based upon a finding that the business management fees charged are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

In reaching their conclusion with respect to the approval of the of the continuation of the Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, but rather, the Board took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of the investment advisory services provided by Brown Advisory to each of the Funds in the Trust, and they found that these services will continue to benefit the Funds and their shareholders and also reflected the Adviser’s overall commitment to the continued growth and development of the Funds.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Investment Advisory Agreement, were fair and reasonable and the Board voted to renew the Investment Advisory Agreement with respect to the Funds for an additional one-year period.

2.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory-Somerset Emerging Markets Fund

The Sub-Investment Advisory Agreement with respect to the Brown Advisory-Somerset Emerging Markets Fund (the “Fund”) between Brown Advisory and Somerset Capital Management LLP, the sub-investment adviser to the Fund (“Somerset”), was also approved by the Board of Trustees at the Board meeting held on September 15, 2016.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of the Adviser and Somerset, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Somerset, the Board of Trustees requested, and the Adviser and Somerset provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Somerset.  The Trustees considered various matters involving the respective services provided by each of the Adviser and Somerset in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by the Adviser including investment management and compliance oversight of the operations of Somerset.  The Trustees considered that the Adviser is actively engaged in conducting an ongoing monitoring program involving Somerset’s investment activities with respect to Somerset’s day-to-day portfolio management of the Fund’s assets in order to make sure that Somerset is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with the Adviser’s oversight of the investment program maintained by Somerset with respect to the Fund, the Adviser prepares extensive reports to the Board regarding the investment activities of Somerset, which reports contain detailed analyses of how Somerset is performing.

The Board reviewed and evaluated the information that the Adviser and Somerset had presented for the Board’s review. The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Somerset and the Adviser throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided. The Trustees concluded that Somerset is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Somerset’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Somerset, the Trustees concluded that Somerset is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages. The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2017.  The Board took note of the fact that the sub-advisory fee had been separately negotiated by Brown

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

Advisory and Somerset.  Accordingly, on the basis of the Board’s review of the fees charged by Somerset for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Somerset and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Somerset from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Somerset from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Somerset has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Somerset, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Somerset with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Somerset to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Somerset and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Somerset, reasonably reflected the nature and extent of the services provided by Somerset with respect to the Fund.

3.  Board of Trustees Approval of the Continuation of Each of the Sub-Investment Advisory Agreements With Respect to: (i) the Brown Advisory-WMC Strategic European Equity Fund and (ii) the Brown Advisory-WMC Japan Alpha Opportunities Fund

Each of the Sub-Investment Advisory Agreements with respect to: (i) the Brown Advisory-WMC Strategic European Equity Fund (the “WMC Strategic European Equity Fund”) between Brown Advisory and Wellington Management Company LLP, the sub-investment adviser to the WMC Strategic European Equity Fund (“Wellington”), and (ii) the Brown Advisory-WMC Japan Alpha Opportunities Fund (the “WMC Japan Alpha Opportunities Fund”) between Brown Advisory and Wellington, the sub-investment adviser to the WMC Japan Alpha Opportunities Fund, were also approved by the Board of Trustees at the Board meeting held on September 15, 2016.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of each of the Sub-Investment Advisory Agreements, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreements, and it is the duty of the Adviser and Wellington, as applicable, to furnish the Trustees with such information that is responsive to their request.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

Accordingly, in determining whether to approve the continuation each of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington, the Board of Trustees requested, and the Adviser and Wellington provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of each of the Sub-Investment Advisory Agreements between Brown Advisory and Wellington. The Trustees considered various matters involving the respective services provided by each of the Adviser and Wellington in connection with the management and operation of each of the Funds and they took note of the extensive oversight duties performed by the Adviser including investment management and compliance oversight of the operations of Wellington.  The Trustees considered that the Adviser is actively engaged in conducting an ongoing monitoring program involving Wellington’s investment activities with respect to Wellington’s day-to-day portfolio management of each Fund’s assets in order to make sure that Wellington is adhering to all of the stated investment objectives, policies, limitations and restrictions that each Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with the Adviser’s oversight of the investment program maintained by Wellington with respect to each of the Funds, the Adviser prepares extensive reports to the Board regarding the investment activities of Wellington, which reports contain detailed analyses of how Wellington is performing.

The Board reviewed and evaluated the information that the Adviser and Wellington had presented for the Board’s review. The Board particularly noted, among other considerations, that each respective Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Wellington and the Adviser throughout the year.  Based on its review of all of the information, the Board determined that each of the Sub-Investment Advisory Agreements was consistent with the best interests of the respective Funds and their shareholders and would enable each of the Funds to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of each of the Funds and their respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Wellington is capable of providing high quality sub-advisory services to each of the Funds as indicated by the professional qualifications and experience of the respective portfolio managers of the Funds, and Wellington’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Wellington, the Trustees concluded that Wellington is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of each of the Funds are competitive with industry averages. The Trustees also noted that each of the Funds is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2017.  The Board took note of the fact that the sub-advisory fees had been separately negotiated by Brown Advisory and Wellington.  Accordingly, on the basis of the Board’s review of the fees charged by Wellington for sub-investment advisory services provided to the Funds, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fees had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Funds grows and whether the advisory fees reflect possible economies of scale. While it was noted that each Fund’s investment sub-advisory fees will not decrease as the Funds’ assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that each Fund’s investment sub-advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for Brown Advisory and Wellington and the competitive nature of the mutual fund marketplace.  The Trustees then noted that they will have the opportunity to periodically re-examine whether either Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to each Fund, in the future at which time the implementation of fee breakpoints on one or both of the Funds could be further considered.

Benefits to Wellington from its relationships with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by Wellington from its relationships with the Funds, including any potential “soft dollar” benefits in connection with each Fund’s brokerage transactions and use of each Fund’s performance track record in

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreements, the Trustees determined that Wellington has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also considered matters with respect to the brokerage practices of Wellington, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Wellington with respect to the contracts and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreements and the level of fees paid under the Agreements, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process.  They noted the level and quality of investment advisory services provided by Wellington to the Funds and determined that these services will continue to benefit the Funds and their shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Funds between Brown Advisory and Wellington and they determined that the sub-advisory fees for each respective Fund, as negotiated by Brown Advisory and Wellington, reasonably reflected the nature and extent of the services provided by Wellington with respect to the Funds.

4.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Global Leaders Fund

At their September 15, 2016 Board meeting, the Board also undertook the consideration of matters with respect to the proposed continuation of the Sub-Investment Advisory Agreement between Brown Advisory and its affiliate Brown Advisory Ltd. with respect to the Global Leaders Fund.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Brown Advisory Ltd., as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd., the Board of Trustees requested, and Brown Advisory and Brown Advisory Ltd. provided, information and data relevant to the Board’s consideration.  In connection with these matters with respect to the sub-advisory arrangements for the Global Leaders Fund, the Trustees took into consideration the fact that the two firms are affiliates of one another and under common control.  In addition, the Trustees also took into consideration the fact that the Global Leaders Fund had only commenced investment operations as of July 1, 2015, and therefore it did not yet have an extensive performance record.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Brown Advisory Ltd.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Brown Advisory Ltd. in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Brown Advisory Ltd.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Brown Advisory Ltd.’s investment activities with respect to Brown Advisory Ltd.’s day-to-day portfolio management of the Fund’s assets in order to make sure that Brown Advisory Ltd. is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Brown Advisory Ltd. with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Brown Advisory Ltd., which reports contain detailed analyses of how Brown Advisory Ltd. is performing.

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

The Board reviewed and evaluated the information that Brown Advisory and Brown Advisory Ltd. had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Brown Advisory Ltd. and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its respective shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Brown Advisory Ltd. is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Brown Advisory Ltd.’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Brown Advisory Ltd., the Trustees concluded that Brown Advisory Ltd. is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability. On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Funds to limit the Funds’ operating expenses through October 31, 2017.  Accordingly, on the basis of the Board’s review of the fees charged by Brown Advisory Ltd. for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Brown Advisory Ltd. and the competitive nature of the mutual fund market.  The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Brown Advisory Ltd. from its relationship with the Fund (and any corresponding benefits to the Fund).  The Trustees concluded that other benefits that may be derived by Brown Advisory Ltd. from its relationships with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations.  In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Brown Advisory Ltd. has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  The Board also considered matters with respect to the brokerage practices of Brown Advisory Ltd., including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Brown Advisory Ltd. with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Brown Advisory Ltd. to the Fund and determined that these services will continue to benefit the Fund

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Brown Advisory Ltd. and they determined that the sub-advisory fees for the Fund, as negotiated by Brown Advisory and Brown Advisory Ltd., reasonably reflected the nature and extent of the services provided by Brown Advisory Ltd. with respect to the Fund.  The Trustees also took into consideration the fact that Brown Advisory and Brown Advisory Ltd. are affiliated entities and under common control.

5.  Board of Trustees Approval of the Continuation of the Sub-Investment Advisory Agreement With Respect to the Brown Advisory Emerging Markets Small-Cap Fund

The Sub-Investment Advisory Agreement with respect to the Brown Advisory Emerging Markets Small-Cap Fund (the “Fund”) between Brown Advisory and Macquarie Funds Management Hong Kong Limited, the sub-investment adviser to the Fund (“Macquarie Hong Kong”), was also approved by the Board of Trustees at the Board meeting held on September 15, 2016.

In accordance with the Investment Company Act of 1940, the Board of Trustees was required to consider the approval of the continuation of the Sub-Investment Advisory Agreement, and this was required to take place at an in-person meeting of the Board.  The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the continuation of the Sub-Advisory Agreement, and it is the duty of Brown Advisory and Macquarie Hong Kong, as applicable, to furnish the Trustees with such information that is responsive to their request.

Accordingly, in determining whether to approve the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Macquarie Hong Kong, the Board of Trustees requested, and Brown Advisory and Macquarie Hong Kong provided, information and data relevant to the Board’s consideration.

The Board then undertook the consideration of various matters with respect to the proposed approval of the continuation of the Sub-Investment Advisory Agreement between Brown Advisory and Macquarie Hong Kong.  The Trustees considered various matters involving the respective services provided by each of Brown Advisory and Macquarie Hong Kong in connection with the management and operation of the Fund and they took note of the extensive oversight duties performed by Brown Advisory including investment management and compliance oversight of the operations of Macquarie Hong Kong.  The Trustees considered that Brown Advisory is actively engaged in conducting an ongoing monitoring program involving Macquarie Hong Kong’s investment activities with respect to Macquarie Hong Kong’s day-to-day portfolio management of the Fund’s assets in order to make sure that Macquarie Hong Kong is adhering to all of the stated investment objectives, policies, limitations and restrictions that the Fund is subject to.  In addition, the Trustees also took note of the fact that in connection with Brown Advisory’s oversight of the investment program maintained by Macquarie Hong Kong with respect to the Fund, Brown Advisory prepares extensive reports to the Board regarding the investment activities of Macquarie Hong Kong, which reports contain detailed analyses of how Macquarie Hong Kong is performing.

The Board reviewed and evaluated the information that Brown Advisory and Macquarie Hong Kong had presented for the Board’s review.  The Board particularly noted, among other considerations, that the Fund’s investment advisory fees and overall operating expenses were competitive with comparable mutual funds.  The Board also took into account presentations made by Macquarie Hong Kong and Brown Advisory throughout the year.  Based on its review of all of the information, the Board determined that the Sub-Investment Advisory Agreement was consistent with the best interests of the Fund and its shareholders and would enable the Fund to continue to receive high quality sub-advisory services at a cost that is appropriate, reasonable, and in the best interests of the Fund and its shareholders.  In reaching these conclusions, the Board considered the following:

The nature, extent and quality of the sub-investment advisory services provided.  The Trustees concluded that Macquarie Hong Kong is capable of providing high quality sub-advisory services to the Fund as indicated by the professional qualifications and experience of the portfolio managers of the Fund, and Macquarie Hong Kong’s investment management processes.  On the basis of the Trustees’ assessment of the nature, extent and quality of the sub-advisory services provided by Macquarie Hong Kong, the Trustees concluded that Macquarie Hong Kong is capable of generating a level of long-term investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with many other comparable investment companies.

The cost of advisory services provided and the expected level of profitability.  On the basis of comparative information derived from the data that had been provided to the Board members, the Trustees determined that the expense ratios for each

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Board of Trustees Approval of: (i) the Continuation of the Investment Advisory Agreement for Each of the Funds and (ii) the Continuation of the Sub-Investment Advisory Agreements for Each of the Sub-Advised Funds (Unaudited)

respective class of shares of the Fund are competitive with industry averages.  The Trustees also noted that the Fund is subject to a contractual expense limitation agreement for the benefit of shareholders of the Fund to limit the Fund’s operating expenses through October 31, 2017.  The Board took note of the fact that the sub-advisory fee had been separately negotiated by Brown Advisory and Macquarie Hong Kong.  Accordingly, on the basis of the Board’s review of the fees charged by Macquarie Hong Kong for sub-investment advisory services provided to the Fund, the Board concluded that the level of sub-investment advisory fees are appropriate in light of the management fees, overall expense ratios and investment performance of comparable investment companies, and that the sub-advisory fee had been separately negotiated at arms-length by independent third parties.

The extent to which economies of scale may be realized as the Fund grows and whether the advisory fees reflect possible economies of scale. While it was noted that the Fund’s investment sub-advisory fees will not decrease as the Fund’s assets grow because they will not be subject to investment sub-advisory fee breakpoints, the Trustees concluded that the Fund’s investment sub-advisory fees are appropriate in light of the size of the Fund, and appropriately reflect the current economic environment for Brown Advisory and Macquarie Hong Kong and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of the investment sub-advisory fees with respect to the Fund, in the future at which time the implementation of fee breakpoints on the Fund could be further considered.

Benefits to Macquarie Hong Kong from its relationship with the Fund (and any corresponding benefits to the Fund). The Trustees concluded that other benefits that may be derived by Macquarie Hong Kong from its relationship with the Fund, including any potential “soft dollar” benefits in connection with the Fund’s brokerage transactions and use of the Fund’s performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Fund and its shareholders.

Other Considerations. In approving the continuation of the Sub-Investment Advisory Agreement, the Trustees determined that Macquarie Hong Kong has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to provide sub-advisory services to the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. The Board also considered matters with respect to the brokerage practices of Macquarie Hong Kong, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

It was noted that in making their determinations, the Trustees had considered and relied upon the materials provided to them by Macquarie Hong Kong with respect to the contract and the presentation of the representatives of Brown Advisory.  In reaching their conclusion with respect to the approval of the continuation of the Sub-Investment Advisory Agreement and the level of fees paid under the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Trustees took note of a combination of factors that had influenced their decision making process. They noted the level and quality of investment advisory services provided by Macquarie Hong Kong to the Fund and determined that these services will continue to benefit the Fund and its shareholders.  They also considered the nature of the allocation of the duties and responsibilities for the management and operation of the Fund between Brown Advisory and Macquarie Hong Kong and they determined that the sub-advisory fee, as negotiated by Brown Advisory and Macquarie Hong Kong, reasonably reflected the nature and extent of the services provided by Macquarie Hong Kong with respect to the Fund.

www.brownadvisoryfunds.com

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at 800-540-6807 and by accessing the Funds’ website at www.brownadvisoryfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge, by calling toll-free at 800-540-6807. In addition, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at 800-540-6807. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.brownadvisoryfunds.com within ten business days after calendar quarter end.

Householding (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Transfer Agent toll free at 1-800-540-6807 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

www.brownadvisoryfunds.com

BROWN ADVISORY FUNDS

At Brown Advisory, we believe that you deserve frank and open communication on all aspects of our relationship. In this spirit, we provide this annual summary of our policies relating to confidentiality and privacy of client information, mutual funds, conflicts of interest, trading commissions, proxy voting and Form ADV annual notice.

CONFIDENTIALITY AND PRIVACY POLICY

Brown Advisory takes the confidentiality of your personal information and the privacy of your account very seriously. Our commitment to safeguard your personal information goes beyond our legal obligation to process your transactions accurately and securely. Whether we serve you online, in person, on the telephone or by mail, the principles that guide the way in which we conduct business are built upon the core values of trust and integrity.

We limit access to your personal information to only those employees with a business reason to know such information. We train and consistently remind all employees to respect client privacy and to recognize the importance of the confidentiality of such information. Those who violate our privacy policy are subject to disciplinary action. This commitment also applies to the sharing of information among Brown Advisory and its affiliates.

We maintain physical, electronic and procedural safeguards that comply with applicable laws and regulations to protect your personal information, including various measures to protect your personal information while it is stored electronically.

Federal law requires us to inform you that we have on record personal information about you and that we obtain such information from you directly (e.g., information you provide to us on account applications and other forms, such as your name, address, social security number, occupation, assets and income) and indirectly (e.g., information on our computer systems about your transactions with us, such as your account balance and account holdings). Any personal information you choose to provide is kept confidential and allows us to: (i) provide better and more complete investment and strategic advice; (ii) develop new services that meet additional needs you may have; and, (iii) comply with legal and regulatory requirements.

In addition, in the normal conduct of our business, it may become necessary for us to share information relating to our clients that we have on record, as described above, with companies not affiliated with us who are under contract to perform services on our behalf. For example, we have contracted with companies to assist us in complying with anti-terrorist and anti-money laundering statutory requirements (including the identification and reporting of activities that may involve terrorist acts or money laundering activities), companies that provide clearing services, and other vendors that provide services directly related to your account relationship with us. Our agreements with these companies require that they keep your information confidential and not use such information for any unrelated purpose.

We do not sell information about you to third parties, and we do not otherwise disclose information to third parties without your permission or unless required by law.

www.brownadvisoryfunds.com

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INVESTMENT ADVISER
Brown Advisory LLC
901 South Bond Street, Suite 400
Baltimore, MD 21231
www.brownadvisory.com

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201
(800) 540-6807

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1900 K Street, NW
Washington, DC 20006

	Institutional Shares		Investor Shares		Advisor Shares
	Symbol	CUSIP	Symbol	CUSIP	Symbol	CUSIP
Growth Equity Fund	BAFGX	115233702	BIAGX	115233504	BAGAX	115233603
Flexible Equity Fund	BAFFX	115233843	BIAFX	115233868	BAFAX	115233850
Equity Income Fund	BAFDX	115233660	BIADX	115233686	BADAX	115233678
Sustainable Growth Fund	BAFWX	115233207	BIAWX	115233306	BAWAX	115233405
Small-Cap Growth Fund	BAFSX	115233819	BIASX	115233835	BASAX	115233827
Small-Cap Fundamental Value Fund	BAUUX	115233777	BIAUX	115233793	BAUAX	115233785
Global Leaders Fund	—	—	BIALX	115233462	—	—
Intermediate Income Fund	—	—	BIAIX	115233744	BAIAX	115233736
Total Return Fund	BAFTX	115233538	BIATX	115233520	—	—
Strategic Bond Fund	—	—	BIABX	115233470	BATBX	115233710
Maryland Bond Fund	—	—	BIAMX	115233751	—	—
Tax Exempt Bond Fund	—	—	BIAEX	115233108	—	—
Mortgage Securities Fund	BAFZX	115233546	BIAZX	115233587	—	—
WMC Strategic European Equity Fund	BAFHX	115233629	BIAHX	115233611	BAHAX	115233595
WMC Japan Alpha Opportunities Fund	BAFJX	115233579	BIAJX	115233561	BAJAX	115233553
Somerset Emerging Markets Fund	BAFQX	115233652	BIAQX	115233645	BAQAX	115233637
Emerging Markets Small-Cap Fund	BAFNX	115233512	BIANX	115233496	—	—

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

BX-SEMIANNUAL

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

By (Signature and Title)*    /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date    March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/David M. Churchill
David M. Churchill, Principal Executive Officer

Date    March 7, 2017

By (Signature and Title)*    /s/Jason T. Meix
Jason T. Meix, Principal Financial Officer

Date    March 7, 2017

* Print the name and title of each signing officer under his or her signature.